UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Via Renewables, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION, MARCH 19, 2024

VIA RENEWABLES, INC.
12140 Wickchester Ln., Suite 100
Houston, Texas 77079
To the shareholders of Via Renewables, Inc.:
You are cordially invited to attend a special meeting (the “Special Meeting”) of the shareholders of Via Renewables, Inc. (the “Company”). The Special Meeting will be held at    , Central Time, on    ,    , 2024. You will be able to attend the Special Meeting, vote, and submit your questions during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/VIA2024SM. To attend the Special Meeting via live webcast, you must have your sixteen-digit control number that is shown on the proxy card accompanying the enclosed proxy statement. You will not be able to attend the Special Meeting in person. Formal notice of the Special Meeting, a proxy statement, and a proxy card and voting instruction card accompany this letter.
At the Special Meeting, holders of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock, par value $0.01 per share (the “Class B common Stock” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class, will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as December 29, 2023 (the “Merger Agreement”), by and among the Company, Retailco, LLC, a Texas limited liability company (“Parent”), and NuRetailco LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”).
Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company and the Company will become a subsidiary of Parent (the “Merger”), at which time the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the “Surviving Corporation” of the Merger, with all of its property, rights, privileges, powers and franchises continuing unaffected by the Merger. If the Merger is consummated, each (a) share of Class A Common Stock (other than certain excluded shares as set forth in the Merger Agreement and described in the accompanying proxy statement) will be canceled and converted into the right to receive $11.00 in cash, without interest and (b) Company restricted stock unit (a “Company RSU” and collectively, the “Company RSUs”) outstanding immediately prior to the effective time of the Merger and issued pursuant to the Company’s Second Amended and Restated Long Term Incentive Plan, other than any restricted stock units held by William Keith Maxwell, III will by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Company RSU, be canceled, extinguished and converted into the right to receive from the Surviving Corporation an amount in cash, without interest, equal to the product of (i) $11.00 multiplied by (ii) the total number of shares of Common Stock underlying the Company RSU (the “Merger Consideration”). Upon completion of the Merger, Mr. Maxwell will be the beneficial owner of 100% of the common stock of the Surviving Corporation.
The proposed Merger is a “going private” transaction with respect to the Class A Common Stock under the rules of the Securities and Exchange Commission (the “SEC”).
Following the completion of the Merger, the (i) the Class A Common Stock will no longer be listed on the Nasdaq Global Select Market (“NASDAQ”), and (ii) Company’s 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) will remain outstanding and continue to be listed on the NASDAQ. The Company will continue to file periodic and other reports with the SEC with respect to the Series A Preferred Stock. Following completion of the Merger, holders of Class A Common Stock will no longer have an equity interest in the Company and will not participate in any potential future earnings of the Company.

Upon receipt of a proposal from Mr. Maxwell, on September 5, 2023 (the “September Proposal”) (which was later withdrawn and resubmitted on November 15, 2023 (the “November Proposal” and, together with the September Proposal, the “Proposals”)) in which Mr. Maxwell expressed an interest in purchasing all of the Class A Common Stock not held by him, the board of directors of the Company (the “Board”) established a Special Transaction Committee (the “Special Committee”), excluding Mr. Maxwell and consisting solely of independent and disinterested directors of the Company, to evaluate the Proposals. The Special Committee was broadly empowered to engage in discussions and negotiations concerning the terms and provisions of any transaction resulting from the Proposals, to consider any alternative transactions, to engage legal and financial advisors to assist the Special Committee in deliberations and to recommend or reject the Proposals. After a series of negotiations discussed in further detail herein, at a meeting held on December 29, 2023, the Special Committee determined that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the transactions contemplated by the Merger Agreement (the “Transactions”), were fair to, and in the best interests of the Company and its shareholders (other than certain excluded shares and shares held by insiders as described in the Merger Agreement and accompanying proxy statement), (b) the Merger and the Transactions were in the best interests of the Company and its shareholders (other than certain excluded shares and shares held by insiders as described in the Merger Agreement and accompanying proxy statement), (c) it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions). At a meeting on December 29, 2023, the Board (excluding Mr. Maxwell, who abstained and did not attend or participate in the Board meeting), accepted the unanimous recommendation of the Special Committee, and determined that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than certain excluded shares and shares held by insiders as described in the Merger Agreement and accompanying proxy statement), (b) the Merger and the Transactions were in the best interests of the Company and its shareholders (other than certain excluded shares and shares held by insiders as described in the Merger Agreement and accompanying proxy statement), (c) it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions). In making its determination regarding the fairness of the Merger Agreement and the Transactions, the Board adopted the fairness analysis and conclusions of the Special Committee.
The Board (other than Mr. Maxwell) unanimously recommends that you vote FOR the adoption of the Merger Agreement.
Your vote is very important, regardless of the number of shares of Common Stock you own. The affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock is required to approve the Merger Agreement. In addition, the Merger Agreement has a non-waivable condition to the parties’ obligations to consummate the Merger that holders of a majority of the issued and outstanding shares of Common Stock (excluding shares of Common Stock (a) held by the Company or any subsidiary of the Company, (b) held or beneficially owned by William Keith Maxwell, III and any person or entity controlled by William Keith Maxwell, III, including Parent and Merger Sub, and (c) held by any member of the Board, any “officer” of the Company (as defined by Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended) and any immediate family members of any of the foregoing individuals) approve the Merger Agreement. If you fail to vote on the adoption of the Merger Agreement, the effect will be the same as a vote “AGAINST” the adoption of the Merger Agreement.
Pursuant to rules of the SEC, you will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, and (ii) one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

The Board unanimously recommends that you vote (i) FOR the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, and (ii) FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, including an adjournment to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.
For our shareholders of record, we have enclosed a proxy and voting instruction card and an envelope in which to return the card. Whether or not you plan to attend the Special Meeting, please sign, date and return your enclosed proxy and voting instruction card, or vote over the phone or Internet, as soon as possible so that your shares of Common Stock can be voted at the Special Meeting in accordance with your instructions. You can revoke your proxy before the Special Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 13 of the enclosed proxy statement.
If you hold your shares of Common Stock in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares of Common Stock. Without those instructions, your shares of Common Stock will not be voted, which will have the same effect as voting “AGAINST” the adoption of the Merger Agreement.
The accompanying proxy statement provides you with more detailed information about the Special Meeting and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Appendix A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its appendices, including the Merger Agreement and the documents referred to or incorporated by reference in the accompanying proxy statement in their entirety. You may also obtain additional information about the Company from other documents filed with the SEC.
If you have any questions or need assistance voting your shares of Common Stock, please contact the Company’s proxy solicitor in connection with the Special Meeting:
Alliance Advisors, LLC
200 Broadacres Drive, Suite 300
Bloomfield, NJ 07003
Toll-Free: (800) 612-8434
Email: VIA@AllianceAdvisors.com
We look forward to your attendance at the Special Meeting.
Sincerely yours,

Viktoria Aksionava
Acting Secretary
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS, INCLUDING THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The accompanying proxy statement is dated    , 2024 and, together with the enclosed form of proxy, and voting instruction card, is first being mailed to holders of shares of Common Stock on    , 2024. The enclosed proxy statement is first being mailed to holders of shares of Series A Preferred Stock on    , 2024.

VIA RENEWABLES, INC.
12140 Wickchester Ln., Suite 100
Houston, Texas 77079

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders of Via Renewables, Inc. (the “Company”) will be held at    , Central Time, on    ,    , 2024, via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM for the following purposes:
(1)
to consider and vote on a proposal (the “Merger Proposal”) to approve the Agreement and Plan of Merger, dated as of December 29, 2023 (the “Merger Agreement”), by and among the Company, Retailco, LLC, a Texas limited liability company (“Parent”), and NuRetailco LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”);

(2)
to consider and vote on the proposal (the “Compensation Proposal”) to approve, by non-binding, advisory vote, compensation that may become payable to the Company’s named executive officers in connection with the Merger; and

(3)
to consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Company), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Requisite Company Vote (as defined in the accompanying proxy statement).

William Keith Maxwell, III, the Company’s Chief Executive Officer and Chairman of the Board of Directors (the “Board”), is the owner of Parent and the indirect owner of Merger Sub.
Pursuant to Section 251(c) of the General Corporation Law of the State of Delaware (“DGCL”), all shareholders of record of the Company, whether voting or nonvoting, at the close of business on    , 2024 (the “Record Date”), are entitled to notice of the Special Meeting. Only the holders of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock, par value $0.01 per share (the “Class B common Stock” and, together with the Class A Common Stock, the “Common Stock”), as of the close of business on the Record Date, are entitled to vote at the Special Meeting and at any adjournment thereof. All holders of the Common Stock as of the close of business on the Record Date, including holders of record and beneficial owners of Common Stock registered in the “street name” of a bank, broker or other nominee, are invited to attend the Special Meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM. Holders of shares of the Company’s 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) generally have no voting rights and, accordingly, are not entitled to vote on any matters at the Special Meeting, but may attend the Special Meeting via live webcast.
The Board (other than Mr. Maxwell, who abstained and did not attend or participate in the Board meeting), having received the unanimous recommendation of the Board’s Special Transaction Committee (the “Special Committee”) (which excluded Mr. Maxwell and was comprised entirely of independent and disinterested directors), has approved the Merger Agreement and recommends that the shareholders of the Company vote “FOR” the Merger Proposal. Additionally, the Board recommends that the shareholders of the Company vote “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
Your vote is very important, regardless of the number of shares of Common Stock you own. The affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock is required to approve the Merger Proposal. In addition, the Merger Agreement has a non-waivable condition to the parties’ obligations to consummate the Merger that holders of a majority of the issued and outstanding shares of Common Stock (excluding shares of Common Stock (a) held by the Company or any subsidiary of the Company,

(b) held or beneficially owned by William Keith Maxwell, III and any person or entity controlled by William Keith Maxwell, III, including Parent and Merger Sub, and (c) held by any member of the Board, any “officer” of the Company (as defined by Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and any immediate family members of any of the foregoing individuals) approve the Merger Proposal. If you fail to vote on the adoption of the Merger Proposal, the effect will be the same as a vote “AGAINST” the adoption of the Merger Proposal.
Each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the matter at the Special Meeting.
If you sign, date and return your proxy and voting instruction card without indicating how you wish to vote, your proxy will be voted in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. If you fail to attend the Special Meeting or submit your proxy, the effect will be that your shares of Common Stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal. However, assuming a quorum is present, failure to attend the Special Meeting or submit your proxy will not affect the Compensation Proposal or the Adjournment Proposal.
You may revoke your proxy at any time before the vote at the Special Meeting by following the procedures outlined in the enclosed proxy statement. If you are a holder of record of Common Stock and wish to attend the Special Meeting and vote at the Special Meeting, you may revoke your proxy and vote at the Special Meeting.
The Merger is described in the accompanying proxy statement, which the Company urges you to read carefully and in its entirety. A copy of the Merger Agreement is included as Appendix A to the accompanying proxy statement.
Even if you plan to attend the Special Meeting, the Company requests that you complete, sign, date and return the enclosed proxy and thus ensure that your shares of Common Stock will be represented at the Special Meeting if you are unable to attend. You also may submit your proxy by using a toll-free telephone number or the Internet. We have provided instructions in the enclosed proxy statement and on the proxy and voting instruction card for using these convenient services.
We will be hosting the Special Meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM. A summary of the information you need to attend the Special Meeting online is provided below:
•	Any Company shareholder can attend the Special Meeting via live webcast at www.virtualshareholdermeeting.com/VIA2024SM.
•	Webcast starts at , Central Time, on , , 2024;
•	Company shareholders may vote and submit questions while attending the Special Meeting via live webcast on the Internet; and
•	Company shareholders need the sixteen-digit control number included on your proxy card to join the Special Meeting.
The enclosed proxy statement is dated    , 2024 and, together with the enclosed form of proxy, and voting instruction card, is first being mailed to holders of shares of Common Stock on    , 2024. The enclosed proxy statement is first being mailed to holders of shares of Series A Preferred Stock on    , 2024.
By order of the Board
Viktoria Aksionava
Acting Secretary

Houston, Texas
   , 2024

i

ii

SUMMARY TERM SHEET
This summary highlights selected information from this proxy statement (“Proxy Statement”), related to the merger of Merger Sub with and into Via Renewables, Inc. (the “Merger”) that will result in Mr. Maxwell acquiring all of the Company’s Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). This summary may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger Agreement (as defined below) and the transactions contemplated thereby (the “Transactions”), including the Merger, you should carefully read this Proxy Statement, the appendices to this Proxy Statement and the documents that the Company refers to in this Proxy Statement in their entirety. You may obtain any additional information referred to in this Proxy Statement without charge by following the instructions under the caption “Where Shareholders Can Find More Information.” The Merger Agreement is attached as Appendix A to this Proxy Statement. We encourage you to read the Merger Agreement, which is the legal document that governs the Merger, carefully and in its entirety.
Except as otherwise specifically noted in this Proxy Statement, the “Company,” “we,” “our,” “us” and similar words refer to Via Renewables, Inc., including, in certain cases, the Company’s subsidiaries. Throughout this Proxy Statement, the Company refers to Retailco, LLC as “Parent” and NuRetailco LLC as “Merger Sub” and the Agreement and Plan of Merger, dated December 29, 2023, by and among the Company, Parent and Merger Sub, as it may be amended, supplemented or modified from time to time, as the “Merger Agreement.”
Mr. Maxwell, the owner of Parent and indirect owner of Merger Sub, who is also the Company’s Chief Executive Officer and the Chairman of the board of directors of the Company (the “Board”), Parent, Merger Sub, NuDevco Retail, LLC (“NuDevco Retail”), TxEx Energy Investments, LLC (“TxEx”), Electric HoldCo, LLC (“Electric Holdco”), and NuDevco Retail Holdings, LLC (“NuDevco Retail Holdings”) are collectively referred to throughout this Proxy Statement as the “Maxwell Filing Persons.”
Because the Merger is a “going private” transaction with respect to the Company’s Class A Common Stock, the Company and the Maxwell Filing Persons have filed a transaction statement on Schedule 13E-3 with respect to the Merger (as amended from time to time, the “Schedule 13E-3”) with the Securities and Exchange Commission (the “SEC”). You may obtain additional information about the Schedule 13E-3 under the caption “Where Shareholders Can Find More Information.”
We completed a 1 for 5 reverse stock split on March 21, 2023. All historical share amounts and share prices included herein have been adjusted to reflect this reverse stock split.
The Special Meeting
The special meeting (“Special Meeting”) will be held    , Central Time, on    ,    , 2024 via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM.
The Parties to the Merger
Via Renewables, Inc.
The Company is an independent retail energy services company founded in 1999 that provides residential and commercial customers in competitive markets across the United States with an alternative choice for their natural gas and electricity under well-established and well-regarded brands, including Spark Energy, Major Energy, Provider Power, and Verde Energy. Headquartered in Houston, Texas, the Company operated in 20 states and served 103 utility territories as of December 31, 2023.
The Company’s address is 12140 Wickchester Ln, Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
Parent
Parent is a Texas limited liability company formed in 2005. Parent is a holding company and directly and indirectly holds 3,945,000 shares of Class B Common Stock of the Company. Merger Sub is a wholly owned subsidiary of Parent. Mr. Maxwell is the indirect sole owner of Parent.
Parent’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079, and its telephone number is (713) 600-2600.

Merger Sub
Merger Sub is a newly formed Delaware limited liability company. Merger Sub was formed by Parent solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Mr. Maxwell, through his ownership of Parent, is the sole beneficial owner of Merger Sub.
Merger Sub’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
William Keith Maxwell, III
Although not a direct party to the Merger Agreement, Mr. Maxwell is the Company’s Chief Executive Officer and Chairman of the Board, is the owner and Chief Executive Officer of Parent and the President, Secretary and indirect owner of Merger Sub. Mr. Maxwell also owns approximately 23.2% of the issued and outstanding Class A Common Stock and is the beneficial owner of all the issued and outstanding Class B Common Stock, comprising approximately 65.7% of the issued and outstanding Common Stock. Upon completion of the Merger, Mr. Maxwell will be the beneficial owner of 100% of the common stock of the Surviving Corporation.
Mr. Maxwell’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and his telephone number is (713) 600-2600.
Additionally, although not parties to the Merger Agreement, each of TxEx, Electric Holdco, NuDevco Retail Holdings and NuDevco Retail are affiliates of Mr. Maxwell, Parent and Merger Sub. The address and phone number for each of TxEx, Electric Holdco, NuDevco Retail Holdings and NuDevco Retail is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and the telephone number for each is (713) 600-2600. For additional information regarding TxEx, Electric Holdco, NuDevco Retail Holdings and NuDevco Retail’s ownership of the Company’s securities and relationship with Mr. Maxwell, Parent and Merger Sub and to the Transactions, including the Merger, see “Financing the Merger; Source of Funds” beginning on page 92 of this Proxy Statement and “The Parties to the Merger—Other Maxwell Filing Persons” beginning on page 65 of this Proxy Statement.
The Merger Proposal
You are being asked to consider and vote upon a proposal to approve the Merger Agreement (the “Merger Proposal”). The Merger Agreement provides that, at the Effective Time (as defined in the Merger Agreement and in this Proxy Statement), Merger Sub will be merged with and into the Company, at which time the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation of the Merger, with all of its property, rights, privileges, powers and franchises continuing unaffected by the Merger. The Company, following the Merger, is referred to in this Proxy Statement as the “Surviving Corporation”.
The Merger will become effective (the “Effective Time”) when a certificate of merger with respect to the Merger (the “Certificate of Merger”) has been duly filed with and accepted by the Secretary of State of the State of Delaware or at such other subsequent date or time as Parent and the Company may agree and specify in the Certificate of Merger in accordance with the General Corporation Law of the State of Delaware (“DGCL”).
Merger Consideration
At the Effective Time:
•
each outstanding share of the Company’s Class A Common Stock will be canceled and converted into the right to receive $11.00 in cash per share, without interest (the “Merger Consideration”) other than: (i) shares of Class A Common Stock held (a) by the Company or any subsidiary of the Company, or (b) held or beneficially owned by Mr. Maxwell and any person or entity controlled by Mr. Maxwell, including Parent, Merger Sub and NuDevco Retail (such shares in (a) and (b), the “Excluded Shares”), and (ii) shares of Class A Common Stock held by any holder of record of Class A Common Stock who did not vote in favor of the Merger Proposal and is entitled to demand and validly demands appraisal of such shares of Class A Common Stock pursuant to, and complies in all respects with, Section 262 of the DGCL (the “Dissenting Shares”);

•
all Excluded Shares (other than the shares of Class A Common Stock held or beneficially owned by Mr. Maxwell and any person or entity controlled by Mr. Maxwell, including Parent, Merger Sub and NuDevco Retail (the “Maxwell Shares”)) will be canceled without payment of any consideration thereof;

•
each Dissenting Share will be canceled and converted into the right to receive payment of such amounts that are payable in accordance with Section 262 of the DGCL and will not have the right to receive the Merger Consideration, unless and until such shareholder loses, waives or withdraws its rights as a dissenting Company shareholder;

•	each Maxwell Share issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Class A Common Stock of the Surviving Corporation;
•
each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Class B Common Stock of the Surviving Corporation;

•
all of the (i) the outstanding restricted stock units of the Company (the “Company RSUs”), other than the restricted stock units of the Company held by Mr. Maxwell (the “Maxwell RSUs”), all of which are held by current and former employees and directors of the Company, including its executive officers, will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holders of such Company RSUs, be canceled, extinguished and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration multiplied by (b) the total number of shares of Common Stock underlying the Company RSUs, and (ii) Maxwell RSUs will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Maxwell RSUs, be canceled and extinguished, and no consideration will be delivered or deliverable therefor;

•
each share of the Company’s 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as preferred stock of the Surviving Corporation; and

•
each share of capital stock of Merger Sub will be converted into and represent one fully-paid and nonassessable share of Class A Common Stock, so that, after the Effective Time, Parent will be the holder of all of the issued and outstanding shares of Class A Common Stock.

Conditions to the Merger
The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the fulfillment or waiver (except as noted below), at or before the Effective Time, of certain conditions including, among others, that:
•	the holders of a majority of the issued and outstanding shares of Common Stock vote in favor of the Merger Proposal (the “Company Shareholder Approval”); and
•
as a non-waivable condition, the holders of a majority of the issued and outstanding shares of Common Stock, other than (a) the Excluded Shares and (b) any shares held by any (i) member of the Board, (ii) any “officer” of the Company (as defined by Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and (iii) any immediate family members of any of the foregoing individuals (such shares in (b) being referred to as the “Insider Shares”) (the “Majority of the Minority Shareholder Approval”).

The foregoing voting requirements are collectively referred to as the “Requisite Company Vote.” Additional conditions to the Merger are listed in the section entitled “The Merger Agreement—Conditions to the Merger” beginning on page 92.
Financing the Merger; Source of Funds
The Merger is not subject to any financing condition, and the Maxwell Filing Persons intend to fund the amount needed for the Merger Consideration from a Credit Agreement and Guaranty dated as of August 15, 2023 (the “Credit Facility”) by and among Parent, TxEx, and NuDevco Retail, as Borrowers (the “Borrowers”); and

Mr. Maxwell, Electric Holdco, and NuDevco Retail Holdings, as Guarantors (the “Guarantors”); Woodforest National Bank, a national banking association, as administrative agent, lead arranger and sole bookrunner; and Origin Bank, as syndication agent.
The Credit Facility provides for one or more secured term loan borrowings until August 15, 2025. The Borrowers may not borrow, repay, and reborrow term loans under the Credit Facility. Borrowings under the Credit Facility are secured by substantially all property of the Borrowers and the Guarantors, including, among others, (i) any properties encumbered by mortgages in favor of the administrative agent, and (ii) all of TxEx’s equity interests in Parent and Electric Holdco, all of the shares of Class B Common Stock of the Company owned by Parent and NuDevco Retail, all of Electric Holdco’s equity interests in NuDevco Retail Holdings, and all of NuDevco Retail Holdings’ equity interests in NuDevco Retail. All shares of Class B Common Stock of the Company held by Parent and NuDevco Retail are pledged as collateral under the Credit Facility.
Borrowings under the Credit Facility bear interest at varying rates, depending on the type of loan and the rates of designated benchmarks and the applicable Borrower’s election. For all borrowings under the Credit Facility, the applicable Borrower may choose among the following interest rates: (i) for any day, an interest rate equal to the highest of (1) the prime rate in effect on that day, (2) the federal funds effective rate in effect on that day plus 0.5%, and (3) adjusted term SOFR for a one-month interest period plus 1.00%, in each case plus an applicable margin of 3.0%; or (ii) an interest rate equal to adjusted term SOFR plus an applicable margin of 4.0%.
The Credit Facility contains customary covenants relating to the Borrowers and the Guarantors concerning, among other things, investments, dispositions of assets, indebtedness, liens on assets, and dividends and other distributions. The Credit Facility contains customary events of default. If an event of default occurs and is continuing, the lenders may, among other things, terminate their obligations under the Credit Facility and require the Borrowers to repay all amounts thereunder. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, the lenders’ obligations under the Credit Facility will automatically terminate and all amounts outstanding under the Credit Facility will automatically become due and payable. The Credit Facility will expire on August 15, 2026.
The Borrowers intend to repay the borrowings under the Credit Facility pursuant to its terms. There are no current plans or arrangements to repay the loan aside from those terms and conditions as set forth in the Credit Facility agreement. The Maxwell Filing Persons have no other current alternative financing plans or arrangements in the event the Maxwell Filing Persons are unable to obtain the funds necessary to pay the Merger Consideration from the Credit Facility.
For additional information, see the section entitled “The Merger Agreement—Financing the Merger; Source of Funds” beginning on page 92.
Support Agreement
Parent, Merger Sub, Mr. Maxwell and four other affiliated entities, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail (collectively, the “Subject Shareholders”), are party to a Support Agreement, dated December 29, 2023 (the “Support Agreement”). Among other things, the Support Agreement reflects the Subject Shareholders’ agreement to (i) vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement and the Transactions, including the Merger, (ii) not exchange their units in Spark HoldCo and shares of Class B Common Stock for shares of Class A Common Stock other than following the closing of the Merger, and (iii) NuDevco Retail will sell its Class B Common Stock to Parent simultaneously with the consummation of the Merger. It also reflects the Subject Shareholders’ agreement to vote against any proposal, offer or submission with respect to a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement). A copy of the Support Agreement is attached as Appendix B to this Proxy Statement.
When the Merger Becomes Effective
The closing of the Merger will take place at the Company’s offices no later than the second business day after the satisfaction or waiver of the conditions to closing provided for in the Merger Agreement (other than any condition that by its nature can only be satisfied by action taken at or immediately prior to the closing of the Merger, but subject to satisfaction of any such condition). The Merger will become effective at the date and time when the Certificate of Merger is duly filed with and accepted by the Secretary of State of the State of Delaware or at such later date and time as may be agreed by the parties to the Merger Agreement in writing and specified in the Certificate of Merger in accordance with the relevant provisions of the DGCL.

Purposes and Reasons of the Company for the Merger; Recommendation of the Board and the Special Committee; Fairness of the Merger
The purpose of the Merger is to enable the holders of Class A Common Stock (other than the Excluded Shares) to realize the value of their investment in the Company through their receipt of the Merger Consideration, representing a 17.0% premium to the Company’s closing share price on December 29, 2023, the last trading day prior to the announcement of the execution of the Merger Agreement. The Merger Consideration also represents a 19.7% premium to the 30 trading-day volume-weighted average price as of December 29, 2023, and a 36.5% premium to the 60 trading-day volume-weighted average price as of December 29, 2023.
At a meeting held on December 29, 2023, the Special Transaction Committee (the “Special Committee”) determined that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (b) the Merger and the Transactions were in the best interests of the Company and its shareholders (other than other than holders of the Excluded Shares and Insider Shares), (c) it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions).
At a meeting on December 29, 2023, the Board (excluding Mr. Maxwell, who abstained and did not attend or participate in the Board meeting), accepted the unanimous recommendation of the Special Committee, and determined that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (b) the Merger and the Transactions were in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (c) it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions). In making its determination regarding the fairness of the Merger Agreement and the Transactions, the Board adopted the fairness analysis and conclusions of the Special Committee.
The Board (other than Mr. Maxwell, who abstained and did not attend or participate in the Board meeting) recommends that the holders of the Common Stock vote “FOR” the Merger Proposal. For a description of the reasons considered by the Special Committee and the Board for their recommendations, see “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board and the Special Committee; Fairness of the Merger” beginning on page 24 of this Proxy Statement. For descriptions of the fairness determinations made by the Special Committee, the Board, Parent, Merger Sub and Mr. Maxwell, see “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board and the Special Committee; Fairness of the Merger” beginning on page 24 of this Proxy Statement and “Special Factors—Position of the Maxwell Filing Persons as to Fairness of the Merger” beginning on page 44 of this Proxy Statement.
Opinion of the Special Committee’s Financial Advisor
On December 29, 2023, B. Riley Securities, Inc. (“B. Riley”) rendered to the Special Committee its oral opinion (which was subsequently confirmed in writing by delivery of B. Riley’s written opinion dated December 29, 2023), to the effect that, as of December 29, 2023, and based upon and subject to the qualifications, limitations, assumptions and other matters considered by B. Riley in connection with the preparation of the opinion, the Merger Consideration to be received by the holders of the Class A Common Stock, other than holders of Excluded Shares or Insider Shares, in the Merger pursuant to the Merger Agreement was fair to such holders (other than holders of Excluded Shares or Insider Shares) from a financial point of view.
B. Riley’s opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Class A Common Stock, other than holders of Excluded Shares or Insider Shares, of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger, the Merger Agreement or any other agreement or understanding entered into in connection with the Merger or otherwise. The summary of B. Riley’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Appendix C to this Proxy Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by B. Riley in preparing its opinion. However, neither B. Riley’s written opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement is intended to be, and they do not constitute, a recommendation to the Special Committee, the Board, the Company, any security holder of the Company or any other person as to how to act or vote on any matter relating to the Merger or otherwise. See “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 36.
The Maxwell Filing Persons’ Purposes and Reasons for the Merger; Position of the Maxwell Filing Persons as to Fairness of the Merger
Under the SEC rules governing “going-private” transactions, the Maxwell Filing Persons are affiliates of the Company and, therefore, are required to express their purposes and reasons for the merger and their beliefs as to the fairness of the merger to the unaffiliated shareholders. For a description of the purposes and reasons of the Maxwell Filing Persons for the Merger, and their beliefs as to the fairness of the Merger to the unaffiliated shareholders, see “Special Factors—The Maxwell Filing Persons’ Purposes and Reasons for the Merger” beginning on page 42 of this Proxy Statement and “Special Factors—Position of the Maxwell Filing Persons as to Fairness of the Merger” beginning on page 44 of this Proxy Statement.
Certain Effects of the Merger
If the Merger Agreement is approved by the Requisite Company Vote and the other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into the Company, at which time the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the “Surviving Corporation” of the Merger, with all of the property, rights, privileges, powers and franchises of each of the Company and Merger Sub vesting in the Surviving Corporation, and all debts, liabilities and duties of each of the Company and Merger Sub becoming the debts, liabilities and duties of the Surviving Corporation.
Following the consummation of the Merger, the (a) holders of the Class A Common Stock (other than Parent) will cease to have any ownership interest in the Company, (b) the registration of the Class A Common Stock and the Company’s reporting obligations with respect to the Class A Common Stock under the Exchange Act will be terminated upon application to the SEC and (c) the Class A Common Stock will no longer be listed on any stock exchange or quotation system, including the Nasdaq Global Select Market (“NASDAQ”). The Merger will not have any impact on the registration of the Series A Preferred Stock under the Exchange Act or the continued listing of the Series A Preferred Stock on NASDAQ. Accordingly, the Company expects that it will continue to be subject to the Exchange Act and continue to file reports with the SEC under the Exchange Act.
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and of the Board with respect to the Merger Proposal, you should be aware that, aside from their interests as shareholders of the Company, the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, those of other shareholders of the Company generally.
•	Interests of directors (other than Mr. Maxwell) that may be different from or in addition to the interests of the Company’s shareholders generally include:
○	They (other than Mr. Maxwell) will receive cash payments in exchange for their Company RSUs pursuant to the terms of the Merger Agreement.
○	The Company’s directors are entitled to continued indemnification and insurance coverage pursuant to the terms of the Merger Agreement, and under existing indemnification agreements.
○	Parent intends that, in addition to Mr. Maxwell, Amanda Bush, Kenneth Hartwick and Stephen Kennedy will become directors of the Surviving Corporation immediately following consummation of the Merger.

•	Interests of executive officers that may be different from or in addition to the interests of the Company’s shareholders generally include:
○	They (other than Mr. Maxwell) will receive cash payments in exchange for their Company RSUs pursuant to the terms of the Merger Agreement.
○	The Company’s executive officers as of the Effective Time will continue as executive officers of the Surviving Corporation; and
○	The Company’s executive officers are entitled to continuing indemnification and insurance coverage pursuant to the terms of the Merger Agreement.
These interests are discussed in more detail in the section entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 49. The Special Committee and the Board were aware of the different or additional interests described herein and considered those interests along with other matters in recommending and/or approving, as applicable, the Merger Agreement and Transactions, including the Merger.
The Go-Shop Period
During the period between the date of the Merger Agreement and January 28, 2024 (the “Go-Shop Period End Date”), the Company and its representatives, acting at the direction and under the supervision of the Special Committee, were permitted to, subject to certain conditions, and did (i) solicit, initiate, propose, encourage and facilitate any discussion or offer that constitutes, or would reasonably be expected to lead to, a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) and (ii) engage in discussions and negotiations with, and furnish certain information regarding the Company and its subsidiaries to, third parties in connection with any Competing Transaction or any inquiry, discussion, offer or request that may lead to a Competing Transaction.
During this period, at the request of the Special Committee, B. Riley contacted 31 strategic buyers and 21 potential financial buyers that the Special Committee, based on the advice of B. Riley, believed could have an interest in reviewing the opportunity and had the financial ability to pursue a potential transaction.
On January 10, 2024, January 18, 2024 and January 26, 2024, the Special Committee held meetings, together with representatives from Jones Walker LLP (“Jones Walker”), outside corporate counsel for the Company, and B. Riley. During these meetings, representatives from B. Riley reported on the status of the go-shop process. During this period, three parties entered into confidentiality agreements with the Company to explore potential Competing Transactions, and were provided access to confidential materials and conducted calls with Company management and representatives of B. Riley. Ultimately, no party submitted a proposal prior to the expiration of the go-shop period on January 28, 2024 (i.e., the Go-Shop Period End Date).
The go-shop covenant provisions are described in more detail in the section entitled “The Merger Agreement—Other Covenants and Agreements—Go-Shop” beginning on page 84. The actions taken during this period and the results thereof are described in more detail in the section entitled “Special Factors—Background of the Merger—The Go-Shop Period” beginning on page 23.
No Solicitation Covenant
Pursuant to the terms of the Merger Agreement, the Company agreed to be subject to certain customary non-solicitation provisions, whereby, among other things, the Company and its subsidiaries have agreed from and after the Go-Shop Period End Date through the end of the Merger Agreement’s term, not to solicit, initiate or knowingly encourage or facilitate, any inquiries or the making of any Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement). However, the Company will be able to (i) engage in negotiations or discussions with (a) any Excluded Party (as defined in the Merger Agreement and in this Proxy Statement) and its representatives or (b) any third party (which may include a third party that the Company engaged with during the Go-Shop Period (as defined in the Merger Agreement and in this Proxy Statement)) and its representatives that, in each case of this clause (b), has, after the Go-Shop Period End Date, made a written proposal for a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) that did not result from a breach of the no solicitation covenant in the Merger Agreement (provided that, the Company may engage in such discussions if and only to the extent that the Special Committee determines, after consultation with outside legal counsel and B. Riley, that such Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) constitutes or could reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement and in this Proxy Statement)) or to clarify and understand the terms of such Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) or as the Special Committee otherwise determines is necessary to satisfy its fiduciary duties or applicable law and (ii) furnish to any such Excluded Party or third party and their representatives non-public information relating to the Company or any of its subsidiaries with such Excluded Party (as defined in the Merger Agreement and in this Proxy Statement) or third party (provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, promptly (and in any event within two business days) following the time it is provided or made available to such Excluded Party (as defined in the Merger Agreement and in this Proxy Statement) or third party and/or any of their respective representatives).
The non-solicitation provisions are described in more detail in the section entitled “The Merger Agreement—Other Covenants and Agreements—No Solicitation Covenant” beginning on page 85.
Termination
The Company (following approval by the Special Committee) and Parent may terminate the Merger Agreement by mutual written consent at any time before the Effective Time, whether prior to or after receipt of the Requisite Company Vote.
In addition, among other situations:
•	either the Company (following approval by the Special Committee) or Parent may terminate the Merger Agreement if:
○
any governmental entity having jurisdiction over any party has issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and/or the other Transactions and such order, decree, ruling or injunction or other action has become final and non-appealable or if there is adopted any law that makes consummation of the Merger and/or the other Transactions illegal or otherwise prohibited;

○
the Merger has not been consummated by 5:00 PM, Houston time, on July 31, 2024 (the “End Date”), provided that this termination right is not available to any party whose breach of any of its obligations under the Merger Agreement has been the primary cause of the failure to consummate the Merger by the End Date;

○
in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in the Merger Agreement that (a) would give rise to the failure of a closing condition if it was continuing as of the closing date and (b) cannot be cured by the breaching party or, if capable of being cured, has not have been cured by the breaching party by the earlier of two business days prior to the End Date and thirty calendar days following receipt of written notice to the breaching party stating the non-breaching party’s intention to terminate the Merger Agreement (a “Terminable Breach”); provided, however, that the terminating party is not itself then in Terminable Breach of any representation, warranty, covenant or other agreement contained in the Merger Agreement; or

○
if the Requisite Company Vote has not been obtained upon a vote at a duly held meeting of the Company’s shareholders, or at any adjournment or postponement thereof; provided, however, that Parent is not permitted to terminate the Merger Agreement if such vote has not been obtained as a result of any of Parent, NuDevco Retail or Mr. Maxwell (or any shares over which they have voting control) failing to vote in favor of the Merger and Transactions.

•	the Company also may terminate the Merger Agreement (acting upon the unanimous recommendation of the Special Committee) if:
○
prior to the receipt of the Requisite Company Vote, the Special Committee has made a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement) in connection with a Superior Proposal that Parent has not agreed in writing to participate in;

○
prior to the receipt of the Requisite Company Vote, in order to accept a Superior Proposal that Parent, NuDevco Retail or Mr. Maxwell (or their successors) are a party to, and concurrently therewith or promptly thereafter enters into a binding, definitive agreement for such transaction with such parties for the consummation of such Superior Proposal; or

○
prior to the receipt of the Requisite Company Vote, if the Special Committee has made a Change in Company Recommendation in connection with an Intervening Event (as defined in the Merger Agreement and in this Proxy Statement).

•	Parent may also terminate the Merger Agreement if:
○
prior to the receipt of the Requisite Company Vote, and within five business days after the date on which the Special Committee of the Company makes a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement).

For additional information, see “The Merger Agreement—Termination” beginning on page 93.
Termination Fees and Expenses
Except as explicitly provided for in the Merger Agreement, each party is required to pay its own expenses incident to preparing for, entering into and carrying out the Merger Agreement and the consummation of Transactions, whether or not the Merger is consummated. If (i) Parent terminates the Merger Agreement pursuant to a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement) or (ii) the Company terminates the Merger Agreement following its receipt of a proposal the Special Committee determines to be a Superior Proposal (as defined in the Merger Agreement and in this Proxy Statement) or the occurrence of an Intervening Event (as defined in the Merger Agreement and in this Proxy Statement), then the Company is required pay Parent cash in amount equal to the reasonable and documented third party expenses of Parent and Merger Sub incurred in connection with the Merger Agreement, not to exceed $300,000.00 (the “Company Termination Fee”). If (i) Parent or Company terminates the Merger Agreement pursuant to a failure to obtain the Requisite Company Vote, (ii) on or before the date of any such termination a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) has been publicly disclosed and not withdrawn, and (iii) within twelve months after the date of such termination, the Company enters into a definitive agreement with respect to a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement), then the Company is required to pay Parent the Company Termination Fee. In no event will Parent be entitled to receive more than one payment of a Company Termination Fee. For additional information, see “The Merger Agreement—Termination Fees and Expenses” beginning on page 94.
Specific Performance
Under certain circumstances, the Company, Parent and Merger Sub are entitled to specific performance of the terms of the Merger Agreement, in addition to any other remedy at law or equity.
Material U.S. Federal Income Tax Consequences of the Merger
If you are a U.S. holder, the receipt of cash in exchange for the Class A Common Stock pursuant to the terms of the Merger Agreement will generally be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisors regarding the particular tax consequences to you of the exchange of Class A Common Stock for the Merger Consideration pursuant to the terms of the Merger Agreement in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws).
Record Date and Quorum
Pursuant to Section 251(c) of the DGCL, all shareholders of record of the Company, whether voting or nonvoting, at the close of business on    , 2024 (the “Record Date”), are entitled to notice of the Special Meeting. Only the holders of the Common Stock as of the close of business on the Record Date are additionally entitled to receive notice of and to vote at the Special Meeting. Holders of shares of Series A Preferred Stock generally have no voting rights and, accordingly, are not entitled to vote on any matters at the Special Meeting.
The presence at the Special Meeting via the Internet or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on the Record Date will constitute a quorum, permitting the Company to conduct its business at the Special Meeting.

As of the Record Date,     shares of Class A Common Stock were outstanding and entitled to be voted at the Special Meeting and 4,000,000 shares of Class B Common Stock were outstanding and entitled to be voted at the Special Meeting.
Required Votes
Merger Agreement
The parties obligation to consummate the Merger is subject to a non-waivable condition that the Merger Agreement be approved by the Requisite Company Vote, which includes both (i) the approval of the holders of at least a majority of the issued and outstanding shares of Common Stock and (ii) the Majority of the Minority Shareholder Approval. A failure to vote your shares of Common Stock or an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the Merger Proposal.
Compensation Payable to Named Executive Officers in Connection with the Merger; Adjournment
The proposal (which the Company refers to as the “Compensation Proposal”) to approve, by non-binding, advisory vote, compensation that may become payable to the Company’s named executive officers in connection with the Merger and the proposal (the “Adjournment Proposal”) to adjourn the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Company), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Requisite Company Vote, requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
Rights of Appraisal
Under Delaware law, holders of the Class A Common Stock who do not vote in favor of the Merger Proposal, who properly demand appraisal of their shares of Common Stock and who otherwise comply with all of the requirements of Section 262 of the DGCL, will be entitled to seek appraisal for, and obtain payment in cash for the judicially determined fair value of, their shares of Class A Common Stock in lieu of receiving the Merger Consideration if the Merger is consummated (the “appraisal rights”). This value could be more than, the same as, or less than the Merger Consideration. Any holder of Class A Common Stock intending to exercise appraisal rights, among other things, must submit a written demand for appraisal to the Company prior to the vote on the Merger Proposal, must not vote in favor of the Merger Proposal and must otherwise strictly comply with all of the procedures required by Delaware law. The relevant provisions of the DGCL are included as Appendix D to this Proxy Statement. You are encouraged to read these provisions carefully and in their entirety. If you hold your shares of Class A Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand by such bank, brokerage firm or nominee for appraisal. The procedures for exercising the right to seek appraisal are complex, and holders of the Class A Common Stock who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to strictly comply with these provisions will result in loss of the appraisal rights.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the appendices to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement.
Q:	What will I receive in the Merger?
A:
If the Merger is consummated and assuming you do not elect and properly exercise your appraisal rights in accordance with Section 262 of the DGCL, you will be entitled to receive $11.00 in cash, without interest, for each share of Class A Common Stock that you own. You will not be entitled to receive shares in the Surviving Corporation or in any of Parent or Merger Sub.

Q:	What matters will be voted on at the Special Meeting?
A:	You will be asked to vote on the following proposals:
•	the Merger Proposal – to approve the Merger Agreement;
•	the Compensation Proposal – to approve, by non-binding, advisory vote, compensation that may become payable to the Company’s named executive officers in connection with the Merger; and
•
the Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Company), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Requisite Company Vote.

Q:	How does the Board recommend that I vote?
A:	Following the unanimous recommendation of the Special Committee, the Board recommends that the shareholders of the Company vote “FOR” the Merger Proposal.
The Board also recommends that the shareholders of the Company vote:
•	“FOR” the Compensation Proposal; and
•	“FOR” the Adjournment Proposal.
You should read “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board and the Special Committee; Fairness of the Merger” beginning on page 24 for a discussion of the factors that the Special Committee and the Board considered in deciding to recommend and/or approve, as applicable, the Merger Proposal. See also “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 49.
Q:	How do I attend the Special Meeting?
A:
The Special Meeting is being held on a virtual-only basis in order to reach the broadest number of shareholders possible and to save costs relative to holding an in-person meeting. You can attend the Special Meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM. The webcast will start at    , Central Time, on    ,    , 2024. You may vote and submit questions while attending the Special Meeting via live webcast on the Internet. You will need the sixteen-digit control number included on your proxy card in order to be able to enter the Special Meeting.

Q:	What effects will the Merger have on the Company’s Class A Common Stock and Series A Preferred Stock?
A:
The Class A Common Stock is currently registered under the Exchange Act, and is listed on NASDAQ under the symbol “VIA.” If the Merger is consummated, the Class A Common Stock will cease to be publicly traded and will become 100% beneficially owned by Mr. Maxwell.

Following the consummation of the Merger, the registration of the Class A Common Stock and the Company’s reporting obligations with respect to the Class A Common Stock under the Exchange Act will be terminated upon application to the SEC. In addition, upon the consummation of the Merger, the Class A Common Stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ.

In addition to the Class A Common Stock, the Company’s Series A Preferred Stock is also registered under the Exchange Act, and is listed on the NASDAQ under the symbol “VIASP”. The Merger will not have any impact on the registration of the Series A Preferred Stock under the Exchange Act or the continued listing of the Series A Preferred Stock on NASDAQ. Accordingly, the Company expects that it will continue to be subject to the Exchange Act and continue to file reports with the SEC under the Exchange Act.
Q:	What will happen if the Merger is not consummated?
A:
If the Merger is not consummated for any reason, the holders of the Class A Common Stock will not receive any payment for their shares of Class A Common Stock in connection with the Merger. Instead, the Class A Common Stock will continue to be listed and traded on the NASDAQ.

Q:	What will happen if shareholders do not approve the Compensation Proposal?
A:
The approval of the Compensation Proposal is not a condition to the completion of the Merger. The SEC rules require the Company to seek approval on a non-binding, advisory basis of certain payments that may be made to the Company’s named executive officers in connection with the Merger. The vote on this proposal is an advisory vote and will not be binding on the Company or Parent. If the Merger Proposal is approved by the shareholders of the Company and the Merger is consummated, the Merger-related compensation may be paid to the Company’s named executive officers even if the Compensation Proposal is not approved by the shareholders of the Company.

Q:	What do I need to do now?
A:
We urge you to read this Proxy Statement carefully and, in its entirety, including its appendices and the documents referred to and incorporated by reference in this Proxy Statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affects you.

If you are a holder of record of Common Stock, you can ensure that your shares of Common Stock are voted at the Special Meeting by submitting your proxy via:
•	telephone, using the toll-free number listed on your proxy and voting instruction card;
•	the Internet, at the address provided on your proxy and voting instruction card; or
•	mail, by completing, signing, dating and mailing your proxy and voting instruction card and returning it in the pre-paid envelope provided.
Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.
•
Shareholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares, and the notice and any requested proxy materials, including a proxy and voting instruction card, are being sent directly to you.

•
Beneficial Owners. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the notice will be forwarded to you by your broker or nominee. The broker or nominee is considered the shareholder of record with respect to those shares. If you are a beneficial owner of Common Stock held in street name, you must either direct your broker or other nominee how to vote your Common Stock, or obtain a “legal” proxy from your broker or other nominee to vote in person at the Special Meeting. As the beneficial owner, you have the right to direct your broker how to vote. Beneficial owners that receive the proxy materials by mail should follow the instructions included in the proxy materials to transmit voting instructions. Without those instructions to your broker, bank or other nominee, your shares of Common Stock will not be voted, which will have the same effect as a vote “AGAINST” the Merger Proposal.

Q:	Should I send in my stock certificates or other evidence of ownership now?
A:
No. After the Merger is consummated, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Common Stock for the Merger Consideration. If your shares of

Common Stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares of Common Stock in exchange for the per share Merger Consideration. Do not send in your stock certificates now.
Q:	Can I revoke my proxy and voting instructions?
A:
Yes. You can revoke your proxy and voting instructions at any time before your proxy is voted at the Special Meeting. If you are a shareholder of record, you may revoke your proxy by notifying the Company’s Secretary in writing at Via Renewables, Inc., 12140 Wickchester Ln, Ste 100, Houston, Texas 77079, by telephone, the Internet or mail, in each case, dated after the date of the proxy being revoked, or by attending the Special Meeting via live webcast on the Internet and voting at the Special Meeting (but simply attending the Special Meeting will not cause your proxy to be revoked).

Please note that if you hold your shares of Common Stock in “street name” and you have instructed a broker, bank or other nominee to vote your shares of Common Stock, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your voting instructions.
Q:	What happens if I sell my shares of Class A Common Stock before completion of the Merger?
A:
If you transfer your shares of Class A Common Stock, you will have transferred your right to receive the Merger Consideration in the Merger. In order to receive the Merger Consideration, you must hold your shares of Class A Common Stock through completion of the Merger.

The Record Date for shareholders entitled to vote at the Special Meeting is earlier than the date on which the Merger will be consummated. So, if you transfer your shares of Class A Common Stock after the Record Date but before the Special Meeting, you will have transferred your right to receive the Merger Consideration pursuant to the terms of the Merger Agreement, but retained the right to vote at the Special Meeting.
Q:	What is householding and how does it affect me?
A:
The SEC permits companies to send a single set of proxy materials to any household where two or more shareholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each shareholder continues to receive a separate notice of the Special Meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of shares of Common Stock held through brokerage firms. If your family has multiple accounts holding shares of Class A Common Stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this Proxy Statement. The broker will arrange for delivery of a separate copy of this Proxy Statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Who can help answer my other questions?
A:
If you have more questions about the Merger, or require assistance in submitting your proxy or voting your shares of Common Stock or need additional copies of this Proxy Statement or the enclosed proxy and voting instruction card, please contact Alliance Advisors, LLC, who is acting as the proxy solicitation agent and information agent in connection with the Merger.

Alliance Advisors, LLC
200 Broadacres Drive, Suite 300
Bloomfield, NJ 07003
Toll-Free: (800) 612-8434
Email: VIA@AllianceAdvisors.com
If your broker, bank or other nominee holds your shares of Common Stock, you can also call your broker, bank or other nominee for additional information.

SPECIAL FACTORS
Background of the Merger
The Merger Agreement is the result of negotiations between the Company’s Special Committee, Mr. Maxwell, and their respective legal and financial advisors. The following is a summary description of the background, including principal meetings and deliberations leading up to the announcement of the Merger and the Transactions, and the related “go-shop” process provided by the Merger Agreement. It does not catalogue every meeting of the Special Committee, or every conversation of or among the Special Committee, the Company, Mr. Maxwell and their respective representatives or other parties.
September 2023 Proposal
On September 5, 2023, the Company’s Board received an unsolicited letter (the “September Proposal”) from Mr. Maxwell and the Maxwell Filing Persons proposing to acquire for cash all of the outstanding shares of Class A Common Stock of the Company not then owned by Mr. Maxwell for $10.50 per share in a merger transaction. The September Proposal indicated that the offer price represented a 22% premium to the volume-weighted average price of the Class A Common Stock over the last sixty days of $8.58. Mr. Maxwell and the other Maxwell Filing Persons had no material contacts with the Company or the Company’s Board concerning a merger or acquisition during the two-year period prior to the September Proposal.
The September Proposal indicated an expectation that the Board of Directors of Via Renewables would establish and empower a special committee, consisting solely of disinterested and independent directors, and delegate to the special committee the authority to evaluate and negotiate the September Proposal, including the authority to accept or reject the September Proposal. The September Proposal also indicated an expectation that the special committee would engage independent legal and financial advisors, selected by the special committee, to advise it in connection with evaluating the September Proposal. The September Proposal indicated that it did not create any legally binding or enforceable obligations unless and until a definitive merger agreement was signed, and that Mr. Maxwell’s proposal was subject to obtaining the necessary financing. The September Proposal also indicated that Mr. Maxwell had retained Cokinos Young (“Cokinos”) as it its legal advisors.
On the evening of September 5, 2023, Barbara Clay, an outside attorney for the Company who was copied on the September Proposal, forwarded the September Proposal to Jones Walker. On the evening of September 5, 2023, Ms. Clay and a representative of Jones Walker discussed the need for having a call with Mike Barajas, the Company’s Chief Financial Officer, and Paul Konikowski, the Company’s Chief Operating Officer, to discuss the September Proposal and the overall process for reviewing and responding to Mr. Maxwell.
On the morning of September 6, 2023, Ms. Clay, and Messrs. Barajas and Konikowski, and a representative of Jones Walker had a teleconference call to discuss the September Proposal and the process for responding to Mr. Maxwell, including the formation of a special committee of the Board with the power to review and respond to the September Proposal. The participants on the call agreed to coordinate a call with the three independent members of the Board as soon as their availability permitted.
On September 11, 2023, a call was held with Amanda Bush, Kenneth Hartwick and Stephen Kennedy, representatives of Jones Walker, and Ms. Clay, Mr. Barajas and Mr. Konikowski, to discuss the formation of a special committee and the process to review and respond to the September Proposal. At the meeting, Jones Walker presented an overview of Delaware law applicable when a board receives an acquisition proposal from a controlling stockholder. During that presentation, Jones Walker stressed the importance of obtaining judicial review that would evaluate board decision-making under the business judgment rule, and noted the factors in Kahn v. M&F Worldwide (“Kahn”) needed to obtain business judgment review (including, among other things, that any transaction be conditioned upon approval by a majority of the shares not held by the controlling stockholder (the “majority of the minority voting requirement”)). Jones Walker noted that the September Proposal did not explicitly contain, as a precondition, a majority of the minority vote requirement. Jones Walker noted that any special committee formed to review the September Proposal should understand the risks of, and avoid, economic negotiations with Mr. Maxwell and his representatives prior to resolution of the majority of the minority voting requirement. Jones Walker also provided an overview of the factors needed to ensure a properly constituted and functioning special committee, including that its members be disinterested and independent, the ability to reject any proposal, the ability to independently hire independent legal and financial advisors, the exercise of care in negotiations, and other matters such as cooperation, confidentiality and the role of management in the process. Jones Walker advised that the next step would be for the

Board to formally establish a special committee, and then for the special committee to engage legal counsel and financial advisors of its choice. Jones Walker noted that it could facilitate the formation of the special committee and engagement of legal and financial advisors, including recommendations of names for potential legal and financial advisors. At the conclusion of the meeting, Jones Walker recommended that the Board should establish a formal special committee, and that the special committee should select independent legal and financial advisors as soon as practicable to assist in the review and response of the proposal.
Following the September 11, 2023 call, independence questionnaires were prepared by Jones Walker and completed by Ms. Bush and Messrs. Hartwick and Kennedy.
By unanimous written consent effective September 11, 2023, the Board established the Special Committee, consisting of Ms. Bush and Messrs. Hartwick and Kennedy, with Ms. Bush serving as Chair of the Special Committee. The Board, based upon questionnaires completed by each of Ms. Bush and Messrs. Hartwick and Kennedy, determined that each of the members had the requisite familiarity with the Company, its business, and the industry in which it operates to analyze the September Proposal or similar transactions with Mr. Maxwell (the “Reviewed Transactions”); had no interest in or connection to the Reviewed Transactions that is different from or in addition to the interests of the Company shareholders generally (other than interests that the Board deems to be not material); satisfied the applicable guidelines for independence under the Nasdaq Stock Market Rules; and would be unbiased in their exploration and review of the Reviewed Transactions. The resolutions specified that the Special Committee had the power and authority to, among other things:
•	make such exploration and investigation of Reviewed Transactions as the Special Committee deemed appropriate or advisable;
•
establish, approve, modify, monitor and direct the process and procedures related to the exploration, review and evaluation of Reviewed Transactions and consider whether or not it was fair to and in the best interests of the Company and its shareholders (or any subset of the shareholders of the Company that the Special Committee determined to be appropriate) to proceed with a Reviewed Transaction;

•	negotiate with counterparties and their respective representatives any element of a Reviewed Transaction;
•	negotiate the terms of any definitive agreements with respect to a Reviewed Transaction;
•
if the Special Committee determined that a Reviewed Transaction was fair, advisable and in the best interests of the Company and its shareholders (or any subset of the shareholders of the Company that the Special Committee determines to be appropriate), approve of the Reviewed Transaction;

•
consider whether there were alternatives to a Reviewed Transaction that would be in the best interests of the Company and its shareholders and explore, review, determine the advisability, evaluate and, if desired, approve the terms and conditions of any such alternatives;

•
participate in, and/or consult with and advise management with respect to, discussions and negotiations regarding the terms and conditions of a Reviewed Transaction and other communications regarding a Reviewed Transaction; and

•
consider such other matters as might be requested by the Board, or as the Special Committee deemed necessary or appropriate in order for the Special Committee to fulfill its authorized duties and functions, and make any recommendations to the Board with respect thereto that the Special Committee deemed appropriate.

The resolutions establishing the Special Committee further provided, among other things:
•	that the Board would not recommend, authorize, approve or otherwise endorse a Reviewed Transaction unless such Reviewed Transaction had been recommended and approved by the Special Committee;
•
that the Special Committee had the right to consult with such officers or employees of the Company, with such attorneys, and such investment bankers, financial advisors, accountants, auditors or other advisors or providers of services to the Company or its affiliates to the extent that the Special Committee deemed appropriate; and

•
that the Special Committee was authorized and empowered to enter into such contracts providing for the retention, compensation, and reimbursement of expenses of such legal and financial advisors and other agents or advisors as the Special Committee deemed necessary or appropriate, and that the Company was authorized and directed to pay all reasonable fees, expenses, and disbursements of such legal counsel and other agents or advisors.

On September 13, 2023, the Special Committee had a meeting to discuss the appointment of legal and financial advisors to the Special Committee. In attendance were the three members of the Special Committee, as well as Viktoria Aksionava, as Acting Secretary. The Special Committee determined to request that Jones Walker represent the Special Committee. The Special Committee also discussed identifying potential financial advisors, and determined to request meeting with KPMG, as well as other financial advisors that may be recommended by Jones Walker.
On September 13, 2023, Ms. Bush, Chair of the Special Committee, made a telephone call to Jones Walker, requesting that Jones Walker represent the Special Committee. Jones Walker agreed, pending finalization of the formal engagement.
On September 14, 2023, the Special Committee held a meeting with representatives of Jones Walker in attendance. At the meeting, the Special Committee and Jones Walker discussed, among other things, the draft engagement letter provided by Jones Walker and Jones Walker’s prior limited representation of Mr. Maxwell in respect of his SEC beneficial ownership filings, which the Special Committee concluded did not preclude Jones Walker from providing objective legal advice to the Special Committee. The Special Committee and Jones Walker also discussed the need and timing of engaging a financial advisor, and the timing and content of an initial outreach to Mr. Maxwell’s counsel, including discussing with such counsel the majority of the minority voting requirement expressed in the Kahn decision. At the conclusion of the meeting, the Special Committee determined to move forward with initial interviews with potential financial advisors KPMG, Stephens, Inc. (“Stephens”) and B. Riley.
On September 19, 2023, a representative of Jones Walker had a telephone call with a representative of Cokinos regarding the September Proposal. On the call, the representative of Jones Walker noted the receipt of the proposal, the formation of the Special Committee and its steps taken towards the engagement of financial advisors. The Jones Walker representative sought clarification on certain items noted in the September Proposal, such as the general merger structure contemplated and the potential impact of the proposed transaction on the Company’s Series A Preferred Stock. The Jones Walker representative also noted that the September Proposal did not contain language conditioning the transaction on a majority of the minority voting requirement, and that Kahn requires the majority of the minority voting requirement prior to engaging in substantive economic negotiations to obtain the benefit of the business judgment standard of review. The Cokinos representative responded that he would revisit the majority of the minority voting requirement with the Maxwell Filing Persons.
On September 20, 2023, Ms. Bush and Mr. Kennedy of the Special Committee held a meeting with representatives of Jones Walker and Stephens present, and Mr. Barajas and Ms. Clay present by invitation. The purpose was to interview Stephens as a potential financial advisor. In advance of the call, Stephens prepared presentation materials highlighting its experience in representing special committees of board of directors.
On September 20, 2023, Ms. Bush and Mr. Kennedy of the Special Committee held a second meeting with representatives of Jones Walker and KPMG present, and Mr. Barajas and Ms. Clay present by invitation. The purpose of the meeting was to interview KPMG as a potential financial advisor.
On September 21 and 22, 2023, a representative of Jones Walker emailed a representative of Cokinos to follow up on the conversation on September 19, 2023, specifically seeking further clarification as to whether Mr. Maxwell would be amenable to revising the September Proposal to include as a mandatory condition the majority of the minority voting requirement. On September 22, 2023, the Cokinos representative replied by email stating that they were still discussing the majority of the minority voting requirement of Kahn, but that they would have an update the following week.
On September 26, 2023, the Special Committee held a meeting with representatives of Jones Walker and B. Riley present, and Mr. Barajas and Ms. Clay present by invitation. The purpose of the meeting was to interview B. Riley as a potential financial advisor. In advance of the meeting, B. Riley prepared materials highlighting its experience in the retail electricity and natural gas industry, as well as its experience in representing special committees of boards of directors. The Special Committee noted B. Riley’s prior experience in the retail electricity and natural gas industry compared to the other potential financial advisors involved. The Special Committee directed Jones Walker to contact B. Riley and Stephens to confirm that they did not have any material business relationships with the Company or Mr. Maxwell that would preclude them from providing objective financial advice to the Special Committee, and to obtain information on the costs of engaging B. Riley and Stephens.
On September 26, October 2 and 3, 2023, a representative of Jones Walker emailed a representative of Cokinos to follow up on the conversation on September 19, 2023, continuing to seek clarification as to whether Mr. Maxwell would be amenable to revising the September Proposal to include as a mandatory condition the majority of the minority voting requirement. On October 3, 2023, the Cokinos representative indicated that they did not yet have an update.
On October 4, 2023, Ms. Bush, Chair of the Special Committee, met with Michael Tsang, a representative of Mr. Maxwell, to obtain clarification of the majority of the minority voting requirement and to share the Special Committee’s views on why the condition needed to be included in the September Proposal.
On October 6 and 9, 2023, a representative of Jones Walker emailed a representative of Cokinos to follow up on the conversation on September 19, 2023, continuing to seek clarification as to whether Mr. Maxwell would be amenable to revising the September Proposal to include as a mandatory condition the majority of the minority voting requirement.
On October 10, 2023, after multiple unsuccessful attempts to obtain from Mr. Maxwell and his representatives clarification on the majority of the minority voting requirement, the Special Committee delivered a formal response to the September Proposal. The response summarized current requirements of Delaware law with respect to Kahn, noting the requirement that the majority of the minority voting requirement be included in any proposal ab initio and prior to economic negotiations. The response sought a definitive answer from Mr. Maxwell, the Maxwell Filing Persons and their representatives on whether the September Proposal would be revised to include such a condition, and if not, the rationale for doing so.
On October 12, 2023, a representative of Jones Walker emailed a representative of Cokinos to follow up on the conversation on September 19, 2023 and the letter dated October 10, 2023, continuing to seek clarification as to whether Mr. Maxwell would be amenable to revising the September Proposal to include as a mandatory condition the majority of the minority voting requirement.
On October 17, 2023, the Special Committee held a formal meeting with representatives of Jones Walker and Ms. Clay present by invitation to discuss, among other things, the current status of negotiations with Mr. Maxwell and his representatives, Delaware case law on the majority of the minority voting requirement, and the risk of engaging in substantive economic negotiations before clarification on the majority of the minority voting requirement. Jones Walker also provided an overview of, among other things, fiduciary duties, risks of personal liability of directors, exculpation, indemnification and advancement of expenses, and insurance coverage. The Special Committee determined to continue to have Jones Walker seek from Cokinos clarification of the majority of the minority voting requirement, as well as to take steps to engage B. Riley as a financial advisor, including having Jones Walker negotiate a draft engagement letter with B. Riley.
On October 17, 2023, the Special Committee received a draft engagement letter from B. Riley and, over the subsequent days, commenced reviewing and negotiating the engagement letter and separate accompanying letter disclosing any material business relationships with Mr. Maxwell, the Company and its directors and executive officers.
On October 18 and 19, 2023, a representative of Jones Walker emailed a representative of Cokinos to follow up on the conversation on September 19, 2023 and the letter dated October 10, 2023, continuing to seek clarification as to whether Mr. Maxwell would be amenable to revising the September Proposal to include as a mandatory condition the majority of the minority voting requirement.
On October 19, 2023 at approximately 10:20 AM CT, a representative of Cokinos left a voicemail with a representative of Jones Walker, requesting a return call. At approximately 10:23 AM CT, representatives of each of Jones Walker and Cokinos held a telephone conference, with the Cokinos representative indicating that a revised proposal was forthcoming.

On October 19, 2023 at approximately 2:51 PM CT, a representative of Cokinos left a voicemail with a representative of Jones Walker indicating the Cokinos representative had questions that he would like to discuss with the representative of Jones Walker.
On October 19, 2023 at approximately 4:01 PM CT, Mr. Maxwell sent a letter to the Company withdrawing the September Proposal.
November 2023 Proposal
On November 15, 2023, the Special Committee received a second unsolicited letter (the “November Proposal”) from Mr. Maxwell and the Maxwell Filing Persons proposing to acquire for cash all of the outstanding shares of Class A Common Stock of the Company not then owned by Mr. Maxwell for $9.00 per share in a merger transaction. The Proposal indicated that the offer price represented a 17% premium to the volume-weighted average price of the Class A Common Stock over the last sixty days of $7.69.
The November Proposal indicated an expectation that the Board of Directors of Via Renewables would establish and empower a special committee, consisting solely of disinterested and independent directors, and delegate to the special committee the authority to evaluate and negotiate the November Proposal, including the authority to accept or reject the November Proposal. The November Proposal also indicated an expectation that the special committee would engage independent legal and financial advisors selected by the special committee to advise it in connection with evaluating the November Proposal. The November Proposal also indicated an expectation that any merger transaction was conditional upon the approval of a majority of the outstanding shares of Via Renewables not controlled by Mr. Maxwell. The November Proposal further indicated that it did not create any legally binding or enforceable obligations unless and until a definitive merger agreement was signed, and that Mr. Maxwell’s proposal was subject to obtaining the necessary financing.
By unanimous written consent effective November 16, 2023, the Board ratified the previously-formed Special Committee, consisting of Ms. Bush and Messrs. Hartwick and Kennedy, with Ms. Bush serving as Chair of the Special Committee. The Board also ratified the prior independence of the members of the Special Committee with respect to the Reviewed Transactions, and the Special Committee’s power and authority to, among other things:
•	make such exploration and investigation of Reviewed Transactions as the Special Committee deemed appropriate or advisable;
•
establish, approve, modify, monitor and direct the process and procedures related to the exploration, review and evaluation of Reviewed Transactions and consider whether or not it was fair to and in the best interests of the Company and its shareholders (or any subset of the shareholders of the Company that the Special Committee determined to be appropriate) to proceed with a Reviewed Transaction;

•	negotiate with counterparties and their respective representatives any element of a Reviewed Transaction;
•	negotiate the terms of any definitive agreements with respect to a Reviewed Transaction;
•
if the Special Committee determined that a Reviewed Transaction was fair, advisable and in the best interests of the Company and its shareholders (or any subset of the shareholders of the Company that the Special Committee determines to be appropriate), approve of the Reviewed Transaction (and the Special Committee had the sole authority to approve such Transaction on behalf of the Board without any further action of the Board);

•	reject the Reviewed Transaction;
•
consider whether there are alternatives to a Reviewed Transaction that would be in the best interests of the Company and its shareholders and explore, review, determine the advisability, evaluate and, if desired, approve the terms and conditions of any such alternatives;

•
participate in, and/or consult with and advise management with respect to, discussions and negotiations regarding the terms and conditions of a Reviewed Transaction and other communications regarding a Reviewed Transaction; and

•
consider such other matters as may be requested by the Board, or as the Special Committee deemed to be necessary or appropriate in order for the Special Committee to fulfill its authorized duties and functions, and make any recommendations to the Board with respect thereto that the Special Committee deemed appropriate.

The resolutions establishing the Special Committee further provided, among other things:
•	that the Board would not recommend, authorize, approve or otherwise endorse a Reviewed Transaction unless such Reviewed Transaction had been recommended and approved by the Special Committee;
•
that the Special Committee had the right to consult with such officers or employees of the Company, with such attorneys, and such investment bankers, financial advisors, accountants, auditors or other advisors or providers of services to the Company or its affiliates to the extent that the Special Committee deemed appropriate; and

•
that the Special Committee was authorized and empowered to enter into such contracts providing for the retention, compensation, and reimbursement of expenses of such legal and financial advisors and other agents or advisors as the Special Committee deemed necessary or appropriate, and that the Company was authorized and directed to pay all reasonable fees, expenses, and disbursements of such legal counsel and other agents or advisors.

On November 16, 2023, the Special Committee, acting by unanimous written consent, also approved the engagement of B. Riley pursuant to the engagement letter and separate accompanying letter disclosing any material business relationships of B. Riley with Mr. Maxwell, the Company and its directors and executive officers.
On November 17, 2023, a representative of Jones Walker contacted representatives of Cokinos and Mr. Maxwell, for a conference call. On the conference call, representatives of Mr. Maxwell confirmed that the revised letter, including the reference to a majority of the minority voting requirement, was intended to satisfy the framework of Kahn. Jones Walker confirmed in a follow up email with the representatives of Mr. Maxwell and the Maxwell Filing Persons that, as a result of the call, the understanding of the Special Committee was that any transaction arising from the November Proposal would be conditioned on approval of a majority of the outstanding shares of the Company not controlled by Mr. Maxwell (i.e., by satisfying the majority of the minority voting requirement) and that this provision in the November Proposal was added in order to satisfy the particulars of Delaware law (including the Kahn framework) that would allow the Special Committee to avail itself of the benefits of business judgment review. Jones Walker also noted that it is the Special Committee’s understanding that the majority of the minority voting required would be a non-waivable condition that would be in place ab initio, prior to the Special Committee and Mr. Maxwell engaging in substantive economic negotiations. The Jones Walker representative also inquired as to when Mr. Maxwell and his representatives expected to deliver an initial draft of the Merger Agreement.
On November 21, 2023, Ms. Bush, Chair of the Special Committee, had a call with representatives of B. Riley to make introductions with the B. Riley Investment Banking Team and, to discuss, among other things the fairness opinion and go-shop process, discuss Mr. Maxwell’s bid in more detail, discuss the strategy for responding to the bid, and to discuss next steps in the process.
On November 24, 2023, a representative of B. Riley had a call with Mr. Tsang, a representative of Mr. Maxwell, to discuss the November Proposal. During this call, Mr. Tsang indicated that Mr. Maxwell was generally not willing to sell any Common Stock owned by him in any alternative transaction and would not conduct a pre-signing market check.
On November 28, 2023, representatives of Mr. Maxwell and the Maxwell Filing Persons delivered an initial draft of the Merger Agreement to Jones Walker, and Jones Walker began reviewing the initial draft of the Merger Agreement. The initial draft Merger Agreement contemplated a transaction whereby an affiliated entity of Mr. Maxwell would, through a reverse triangular merger structure, acquire all of the Company’s Class A Common Stock that it did not own.
On November 29, 2023, representatives of Jones Walker contacted representatives of Cokinos and Mr. Maxwell and the Maxwell Filing Persons, to seek clarification on certain points and concepts in the initial draft of the

Merger Agreement, including, among other things, the impact of the transaction on the Company’s Series A Preferred Stock and its continued listing on NASDAQ, certain regulatory approvals and merger steps, and whether or not Mr. Maxwell and the Maxwell Filing Persons had engaged financial advisors.
On November 29, 2023, Ms. Bush, Chair of the Special Committee, had a call with representatives of B. Riley to discuss, among other things a general update on the fairness opinion, the information request list that B. Riley provided to the Company’s management team, and the elements that would be included in B. Riley’s preliminary financial analyses.
On November 30, 2023, representatives of Jones Walker and B Riley had a call to discuss, among other things, the structure and considerations of a go-shop covenant concept to be included in a revised Merger Agreement. Jones Walker and B. Riley discussed, among other things, the need for a go-shop provision because there was not a market check conducted prior to the Company’s receipt of the proposal, and that Mr. Maxwell resisted a pre-signing market check prior to the execution of any definitive agreement, and that based on prior conversations, the Special Committee had indicated that it considered it important to be able to conduct a post-execution market check. Jones Walker and B. Riley also discussed, among other things, certain structural considerations of a go-shop, such as the duration and matching rights.
On December 4, 2023, the Special Committee held a formal meeting with representatives of B. Riley and Jones Walker present to discuss, among other things, the status of B. Riley’s financial analysis and Jones Walker’s review of the initial draft of the Merger Agreement, as well a preliminary overall timeline for a potential transaction. At the meeting, Jones Walker provided an update on the current review of the initial draft of the Merger Agreement, as well as high level summary of key concepts and provisions in the initial draft of the Merger Agreement, such as the addition of a “go-shop” covenant, the voting requirements included in the initial draft, the “no solicitation” covenant provisions and the exceptions thereto, including the concepts of fiduciary out clauses, superior proposals and intervening events, termination rights and termination fees, as well as the representations and warranties regarding the Company being requested by Mr. Maxwell. At the meeting, B. Riley provided an update on the status of its financial analysis, and the likelihood of negotiations with Mr. Maxwell surrounding the price and noting recent factors such as the volatility in the Class A Common Stock price. B. Riley noted that it would expect to have its preliminary financial analysis complete within the next few days. The Special Committee, B. Riley and Jones Walker agreed to reconvene a meeting on December 7, 2023, at which B. Riley would present its preliminary financial analysis and Jones Walker would present recommendations on revisions to the initial draft of the Merger Agreement.
On December 7, 2023, the Special Committee had a formal meeting with representatives of B. Riley and Jones Walker present. Each of B. Riley and Jones Walker provided materials to the Special Committee in advance of the meeting. B. Riley presented its preliminary financial analysis and discussed the different analytical methods it used and potential share prices that might form the basis of a response to Mr. Maxwell (see “—Preliminary Financial Analyses of B. Riley” below for additional information). Jones Walker provided an overview of proposed revisions to the draft Merger Agreement. The overview included revisions to clarify the majority of the minority voting requirement, certain revisions to account for Mr. Maxwell’s insider status and position as Chief Executive Officer of the Company as such would impact representations and warranties and covenants of the Company, as well as the addition of a go-shop covenant provision, including discussions of its duration, the “grandfather clause” (which “grandfather clause” empowered permit the Special Committee to determine that a party that submitted a bona fide proposal during the Go-Shop Period for a Competing Transaction would be deemed an Excluded Party (as defined in the Merger Agreement and this Proxy Statement), and permit the Special Committee to continue to engage in negotiations or discussions with such Excluded Party following the end of the Go-Shop Period), matching rights and its relations to termination provisions. Jones Walker also provided an overview of revisions to the confidentiality provisions, and the exceptions to confidentiality, including the ability of the Special Committee to terminate the agreement and change is vote recommendation, as well as the corresponding definitions for “Competing Transaction,” “Excluded Parties” and “Superior Proposal” in the draft Merger Agreement. At the meeting, the Special Committee weighed the advantages and disadvantages of various approaches to formulating a response (or no response) to the November Proposal. After discussions, the Special Committee determined to make a counterproposal to Mr. Maxwell and the Maxwell Filing Persons. In making this decision, the Special Committee considered not responding to the November Proposal or rejecting the November Proposal without making a counteroffer, but concluded, that after taking into account, among other factors, the revisions to the initial draft Merger Agreement being proposed by the Special Committee, that the response would be non-binding, the preliminary financial analysis prepared by B. Riley and the duration and tenor of communications since the September Proposal, that responding with a counterproposal would be in the best interests of the Company and its unaffiliated shareholders. Given the difference between the price per share proposed in the November Proposal and the Special Committee’s preliminary view of potential transaction prices, the Special Committee also determined to make a counteroffer at a specific price rather than a range. The Special Committee accordingly rejected Mr. Maxwell’s $9.00 offer and made a counter-offer of $12.65, with the price being subject to further negotiation and formal approval by the Special Committee. The Special Committee determined to have representatives of B. Riley communicate the rejection and counteroffer to Mr. Tsang, a representative of Mr. Maxwell, following which representatives of Jones Walker would deliver a revised draft of the Merger Agreement. On December 7, 2023, a representative of B. Riley communicated a rejection of the $9.00 offer price and a counteroffer of $12.65 per share to Mr. Tsang, and a representative of Jones Walker delivered a revised draft of the Merger Agreement to representatives of Cokinos and Mr. Maxwell containing the revisions reviewed by the Special Committee.
On December 13, 2023, representatives of Jones Walker had a call with representatives of Cokinos and Mr. Maxwell to review certain provisions of the revised draft of the Merger Agreement. The representatives discussed, among other things, the reorganization transactions contemplated by Parent, revisions to certain defined terms, the treatment of shares of Class A Common Stock held by Mr. Maxwell and restricted stock units held by Mr. Maxwell, certain qualifications to the representations and warranties and covenants related to Mr. Maxwell’s knowledge, the go-shop covenant provision and the termination provisions. The representatives also discussed the timing of when Mr. Maxwell and the Maxwell Filing Persons would deliver an initial draft of the Support Agreement referred to in the draft Merger Agreement, pursuant to which Mr. Maxwell would commit to vote his shares in favor of the transaction and would not otherwise oppose or undermine the transaction.
On December 14, 2023, a representative of Cokinos delivered a first draft of the Support Agreement to Jones Walker.
On December 15, 2023, a representative of Cokinos delivered a revised draft of the Merger Agreement. The revised draft of the Merger Agreement delivered by the Cokinos representative on December 15, 2023 did not contain a proposed transaction price.
On December 17, 2023, representatives of Jones Walker communicated to the Special Committee a summary of revisions in the revised draft of the Merger Agreement provided by Cokinos. On December 18, 2023, representatives of Jones Walker provided a revised draft of the Merger Agreement to the Special Committee.
On December 20, 2023, representatives of Jones Walker returned a revised draft of the Merger Agreement to representatives of Cokinos and Mr. Maxwell. The revised draft of the Merger Agreement did not contain a proposed transaction price.
On December 21, 2023, the Special Committee held a meeting with representatives of B. Riley and Messrs. Barajas and Konikowski and Ms. Clay present by invitation. At the meeting, the attendees discussed, among other things, the financial projection forecast and model, including its assumptions and variables; the Company’s operating environment and strategic plan; the ruling by the Federal Communications Commission (the “FCC”) regarding lead-generation practices and its potential impact on, among other things; customer retention and attrition, state regulatory landscapes and pending regulatory matters; and the Board’s process for reviewing and the likelihood of reinstating dividends on the Class A Common Stock.
On December 21, 2023, a representative of Cokinos provided a further revised draft of the Merger Agreement to representatives of Jones Walker. The further revised draft of the Merger Agreement did not contain a proposed transaction price. Later, on December 21, 2023, representatives of Jones Walker communicated to the Special Committee a summary of revisions in the further revised draft Merger Agreement and a copy of the further revised draft of the Merger Agreement delivered to Jones Walker on the same date.
On December 25, 2023, a representative of Mr. Maxwell communicated to a representative of B. Riley that Mr. Maxwell had agreed to increase his offer price to $10.25 per share of Class A Common Stock.
On December 27, 2023, the Special Committee met with representatives of Jones Walker and B. Riley present to discuss the revised offer price, as well as the draft Support Agreement. At the meeting, representatives of B. Riley reviewed Mr. Maxwell’s offer price of $10.25, including in relation to the preliminary financial analysis discussed with the Special Committee on December 7, 2023, as well as their understanding of the basis of the price of $10.25 and the expectation for additional negotiations. Representatives of Jones Walker provided an overview of the draft Support Agreement, including discussions of proposed changes such as a request for a standstill provision. The Special Committee also determined to make a counteroffer with a specific price. The Special Committee accordingly determined to reject Mr. Maxwell’s $10.25 offer and make a counteroffer of $11.45, with the price being subject to further negotiation and formal approval by the Special Committee. Later, on December 27, 2023, Jones Walker delivered a further revised draft of the Merger Agreement and Support Agreement to representatives of Cokinos and Mr. Maxwell containing a counteroffer price of $11.45.
On December 27, 2023, a representative of Mr. Maxwell communicated to a representative of B. Riley that Mr. Maxwell increased offer price to $11.00 per share of Class A Common Stock, indicating an expiration time of December 29, 2023 at 3:00 PM CT and that it was Mr. Maxwell’s final and best offer.
On December 28, 2023, the Special Committee met with representatives of B. Riley and Jones Walker present to discuss Mr. Maxwell’s revised final and best offer of $11.00. At the meeting, the attendees discussed the counteroffer price and timing considerations related to the expiration of the final and best offer. A representative of Jones Walker also provided an overview of the status of the draft Merger Agreement.
On the morning of December 29, 2023, the Special Committee met with representatives of B. Riley and Jones Walker present. At the meeting, at the request of the Special Committee, B. Riley reviewed its updated financial analyses with respect to the Company, the Merger and the $11.00 price offered by Mr. Maxwell.
Jones Walker further presented to the Special Committee the Kahn factors, reviewing each. Jones Walker noted, among other things, that Mr. Maxwell’s revised November Proposal required that both the Special Committee and a majority of the minority shareholders approve the transaction, and that there were no economic negotiations prior to that condition being agreed upon; that the resolutions forming and ratifying the Special Committee find that the members of the Special Committee were independent, which was supported by questionnaires completed by the members and review of relationships; that the Special Committee freely selected both Jones Walker and B. Riley, and that Mr. Maxwell’s proposal, as well as the Special Committee authorizing resolutions, provided authority to reject the transaction. Jones Walker further noted the extensive meeting of the Special Committee to consider Mr. Maxwell’s multiple offers, the advice of financial advisors and legal counsel, meetings with Company management, extensive negotiations with Mr. Maxwell to obtain a higher price and a majority of the minority voting requirement. A representative of Jones Walker also noted the need to ensure a fair, full and accurate disclosure in a proxy statement to be filed for the solicitation of shareholders to vote on the approval of the Merger Agreement.
Jones Walker further highlighted certain deal protection measures for the minority shareholders of the Class A Common Stock, including, but not limited to, the qualifications to the representations and warranties and covenants made by the Company that limit Mr. Maxwell’s remedies and rights to the extent he was constructively aware of a breach; the addition of a go-shop covenant concept, including the “grandfather clause” (which “grandfather clause” empowered the Special Committee to determine that a party that submitted a bona fide proposal during the Go-Shop Period for a Competing Transaction would be deemed an Excluded Party (as defined in the Merger Agreement and this Proxy Statement), and permit the Special Committee to continue to engage in negotiations or discussions with such Excluded Party following the end of the Go-Shop Period) and matching rights that could result in Mr. Maxwell increasing his offer in response to a competing bid; the revisions to the termination provisions in the draft Merger Agreement that limit Mr. Maxwell’s ability to terminate and provide opportunities for the Company to terminate; and that the transaction must be approved by a majority of the minority shareholders. B. Riley then left the call so representatives of Jones Walker could discuss the fairness opinion with the Special Committee, including its negotiation and review process and the opinion’s language.
On the afternoon of December 29, 2023, the Special Committee met with representatives of B. Riley and Jones Walker present. Jones Walker first provided an update on the status of the draft Merger Agreement, noting that Mr. Maxwell had accepted the proposed termination fee. At the request of the Special Committee, representatives of B. Riley rendered its oral opinion to the Special Committee (which was subsequently confirmed in writing by delivery of B. Riley’s written opinion dated December 29, 2023), to the effect that, as of December 29, 2023, and based upon and subject to the qualifications, limitations, assumptions and other matters considered by B. Riley in connection with the preparation of the opinion, the Merger Consideration to be received by the holders of the Class A Common Stock, other than holders of Excluded Shares or Insider Shares, in the Merger pursuant to the Merger Agreement was fair to such holders (other than holders of Excluded Shares or Insider Shares) from a financial point of view. Based upon the foregoing, as well potentially positive factors listed below, the safeguards listed below, and the uncertainties risks and potentially negative factors listed below, the Special Committee unanimously determined and approved that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (b) the Merger and the Transactions were in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (c) it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions) (the “Special Committee Determination”).
The Special Committee further recommended (a) that the Board approve the Merger Agreement, the Merger and the Transactions, (b) the Compensation Committee of the Board to take such actions as necessary or appropriate to effect the Transactions, and (c) that the Board submit the Merger Agreement, the Merger and the Transactions to a vote of the Company’s shareholders with a recommendation of the Board that the shareholders (other than the holders of the Excluded Shares and Insider Shares) approve the Merger and the Transactions (the “Special Committee Recommendation”).
On December 29, 2023, at a meeting of the Board immediately following the Special Committee Determination and Special Committee Recommendation, the Board (other than Mr. Maxwell, who abstained and did not attend or participate in the Board meeting), accepted the unanimous recommendation of the Special Committee and determined that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (b) that the Merger and the Transactions were in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (c) that it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions) (the “Board Determination”). In making its determination regarding the fairness of the Merger Agreement and the Transactions, the Board adopted the fairness analysis and conclusions of the Special Committee.
Following the Board Determination, effective December 29, 2023, the Company executed the Merger Agreement. On January 2, 2024, the Company issued a press release announcing the execution of the Merger Agreement and filed a Current Report on Form 8-K disclosing the material terms of the Merger Agreement and the transactions contemplated thereby, including the Merger and the Transactions.
The Go-Shop Period
During the period between the date of the Merger Agreement and the Go-Shop Period End Date, the Company and its representatives, acting at the direction and under the supervision of the Special Committee, were permitted to, subject to certain conditions described in the section of this Proxy Statement entitled “The Merger Agreement—Other Covenants and Agreements” beginning on page 84, and did (i) solicit, initiate, propose, encourage and facilitate any discussion or offer that constitutes, or would reasonably be expected to lead to, a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) and (ii) to engage in discussions and negotiations with, and furnish certain information regarding the Company and its subsidiaries to, third parties in connection with any Competing Transaction or any inquiry, discussion, offer or request that may lead to a Competing Transaction.
On January 10, 2024, January 18, 2024 and January 26, 2024, the Special Committee held meetings, together with representatives from Jones Walker and B. Riley, to discuss the progress of the go-shop process. At the January 10, 2024 Special Committee meeting, representatives from B. Riley provided a status update of the go-shop process and reported to the Special Committee, with representatives of Jones Walker in attendance, that B. Riley had contacted 31 strategic buyers and 21 potential financial buyers that the Special Committee, based on the advice of B. Riley, believed could have an interest in reviewing the opportunity and had the financial ability to pursue a potential transaction. Representatives from B. Riley further reported that as of January 10,

2024, (i) three of the potential buyers contacted by B. Riley had declined to review the opportunity; (ii) two of the potential buyers that were contacted had entered into confidentiality agreements with the Company to review the opportunity and were provided access to confidential materials and conducted calls with Company management and representatives of B. Riley; (iii) a confidentiality agreement was being negotiated between one party and the Company; and (iv) that no party had submitted a proposal for a Competing Transaction at such time. At the January 18, 2024 Special Committee meeting, representatives from B. Riley provided a status update of the go-shop process and reported to the Special Committee, with representatives of Jones Walker in attendance, that since the January 10, 2024 meeting, (i) five additional potential buyers contacted by B. Riley had declined the opportunity; (ii) the Company had entered into a confidentiality agreement with the additional party which agreement was in the process of being negotiated as discussed at the January 10, 2024 meeting and such potential buyer was provided access to confidential materials and conducted calls with Company management and representatives of B. Riley; and (iii) that no party had submitted a proposal for a Competing Transaction at January 18, 2024. At the January 26, 2024 Special Committee meeting, representatives from B. Riley provided a status update of the go-shop process and reported to the Special Committee, with representatives of Jones Walker in attendance, that since the January 18, 2024 meeting, one of the parties that entered into a confidentiality agreement with the Company had declined the opportunity to submit a proposal for a Competing Transaction and that no party had submitted a proposal for a Competing Transaction at such time. Ultimately, no party submitted a proposal prior to the expiration of the go-shop period on January 28, 2024 (i.e., the Go-Shop Period End Date).
Purposes and Reasons of the Company for the Merger; Recommendation of the Board and the Special Committee; Fairness of the Merger
Following its receipt of the unanimous recommendation of the Special Committee, the Board (other than Mr. Maxwell, who abstained and did not participate or attend the meeting) determined (1) that the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (2) that the Merger and the Transactions were in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (3) that it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (4) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions). In making its determination regarding the fairness of the Merger Agreement and the Transactions, the Board adopted the fairness analysis and conclusions of the Special Committee.
The September Proposal and November Proposal (collectively, the “Proposals”) had provided that any transaction arising from the Proposals was expected to be, among other things, evaluated and negotiated, by a Special Committee and that the Special Committee had the authority to reject or approve any transaction. As described in the section entitled “—Background of the Merger,” the Board established the Special Committee effective September 11, 2023, which was ratified and confirmed effective November 16, 2023, and delegated to it the power and authority, among other things, review, evaluate and explore, and, as it determines appropriate, reject or approve any transactions between the Company and Mr. Maxwell.
The Special Committee, acting with the advice and assistance of its independent legal and financial advisors, evaluated and negotiated the Merger Agreement and the Transactions, including the Merger, and after careful consideration, at a meeting held on December 29, 2023, among other things, determined and approved that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, were fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (b) the Merger and the Transactions were in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (c) it was advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it was advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions). The Special Committee further recommended (a) that the Board approve the Merger Agreement, the Merger and the Transactions, (b) the Compensation Committee of the Board to take such actions as necessary or appropriate to effect the Transactions, and (c) that the Board submit the Merger Agreement, the Merger and the Transactions to

a vote of the Company’s shareholders with a recommendation of the Board that the shareholders (other than the holders of the Excluded Shares and Insider Shares) approve the Merger and the Transactions.
The Special Committee and the Board determined to undertake the Transactions, including the Merger, at December 29, 2023 in response to the Proposals and the price and terms of the Transactions, including the Merger, ultimately negotiated by the Special Committee, among the other information, factors, and considerations set forth and described in this section of the Proxy Statement. The following circumstances, each of which were particular to this time in the Company’s operating history and discussed further in this Proxy Statement, were considered by the Special Committee in its decision to undertake the Transaction:
•
Mr. Maxwell’s December 28, 2023 offer of $11.00 per share indicated it was his final and best offer with an expiration time of 3:00 PM CT on December 29, 2023. This final offer was made at the conclusion of several rounds of negotiations between representatives of the Special Committee and Mr. Maxwell. The Special Committee believed from the conduct of those negotiations that there was a substantial and credible risk that Mr. Maxwell would not further extend or increase the offer, and that, if the Special Committee rejected the offer, the Transaction, or another transaction with terms comparable or more favorable to those proposed by Mr. Maxwell, might not be available to the Company in the foreseeable future or any other time.

•
In the view of the Special Committee, after consulting with management and the Special Committee’s financial advisors, there was a substantial risk that the Applicable FCC Rules (as defined below) recently adopted by the FCC could have a material and adverse impact on the Company’s financial performance, with the result that any transaction proposed in the future could be against the backdrop of a less favorable operating environment.

•
There was considerable uncertainty as to whether and when the Company would have the ability to reinstate the dividend on the Class A Common Stock, which the Board had suspended in April 2023, as a result of the current uncertain regulatory environment in the Electric Reliability Counsel of Texas operating area following winter storm Uri, as well as the recent elevated commodity price environment. The Special Committee considered that continuing risk of dividend uncertainty would be eliminated if the holders of the Class A Common Stock were able to participate in the cash-out Transaction proposed by Mr. Maxwell.

Accordingly, the Board (other than Mr. Maxwell) recommends that you vote “FOR” the Merger Proposal to approve the Merger Agreement at the Special Meeting.
In considering the recommendations of the Special Committee and of the Board with respect to the Merger, you should be aware that, aside from their interests as shareholders of the Company, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, those of other shareholders of the Company generally. These interests are discussed in more detail in the section entitled “—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 49 of this Proxy Statement. The Special Committee and the Board were informed of the different or additional interests described herein and considered those interests along with other matters in recommending and/or approving, as applicable, the Merger Agreement and Transactions, including the Merger.
The Special Committee engaged its own independent legal and financial advisors and received advice throughout the negotiations from its advisors. As the members of the Special Committee are disinterested with respect to the transactions contemplated by the Merger Agreement, and are not affiliated with the Maxwell Filing Persons, are not employees of the Company or any of its affiliates and have no financial interest in the Merger different from, or in addition to the interests of the Company’s unaffiliated shareholders other than their interests described under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger”, the Special Committee believed that it was independent and could effectively represent the interests of the Company’s shareholders (other than the holders of Excluded Shares and Insider Shares) in negotiating the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making its decision whether to reject or recommend that the Board approve and declare advisable the Merger Agreement and the transactions contemplated by the Merger Agreement.

In evaluating the Merger Agreement and the transactions contemplated by the Merger Agreement, and making the decisions, determinations and recommendations described above, the Special Committee and the Board (other than Mr. Maxwell) considered, among other things, based upon the various materials described in the section of this Proxy Statement entitled “Special Factors— Background of the Merger”, and their knowledge and understanding of the Company, the following potentially supportive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
•
the current and historical market prices of the Class A Common Stock and the limited trading volume of the Class A Common Stock on the NASDAQ, taking into account the market performance of the Class A Common Stock;

•	the Company’s enterprise value and adjusted EBITDA multiple relative to other participants in the Company’s industry;
•
the Company’s business, operations, assets, financial condition, earnings, ownership structure, management, strategy, competitive position, current, historical and projected financial performance and prospects and plans, as well as the associated risks involved in executing its strategic plan and in achieving its forecasted results;

•
economic and market conditions and trends, as well as the challenges and uncertainty surrounding such conditions and trends, both on a historical and prospective basis, in the near term and the long term, such as:

○
the nature and risk of the Company’s industry, including anticipated industry trends and changing competitive dynamics, a challenging and potentially adverse regulatory environment, impact of weather events, and marketing opportunities and limitations, particularly in light of the Company’s size and geographic scope;

○	the potential risks to the Company of continuing to have publicly traded Class A Common Stock, including the risks of market volatility;
○	the risks and uncertainties relating to the Company’s concentrated stock ownership and capital structure; and
○	the management forecasts prepared by the Company’s management for, and made available to, the Special Committee and B. Riley;
•
the beliefs that the Merger Consideration to be paid to the holders of the Class A Common Stock (other than the Excluded Shares and Insider Shares) was more favorable to such holders than the potential value that might result from the pursuant of other alternatives reasonably available to the Company, including the alternative of remaining an independent public company and pursuing the Company’s current strategic plan, and other strategic or financial alternatives that might be undertaken as an independent public company, in light of a number of factors, including the risks and uncertainties associated with those alternatives;

•
that the Special Committee, with the assistance of its independent financial advisors, had considered alternatives, including continuing to operate the Company on a standalone basis, a sale to an alternative buyer or other potential value creating options, and had considered the risks and uncertainties associated with such alternatives, and formed the view that no other alternatives were reasonably likely to create greater value for the holders of the Class A Common Stock (other than holders of the Excluded Shares and Insider Shares) than the Merger, taking into account the alternatives reasonably available to the Company and the risk of execution, as well as business, competitive, industry and market risks;

•
the beliefs of the Special Committee and the Board (other than Mr. Maxwell) that, after the extensive negotiations conducted by the Special Committee, with the assistance of experienced independent legal and financial advisors, the Company obtained what it believed to be the best terms and highest price that Mr. Maxwell is willing to pay for the Class A Common Stock;

•	the all-cash nature of the Merger Consideration and the premium to the market price of the Class A Common Stock of the Company represented by the Merger Consideration;

•
that B. Riley rendered to the Special Committee its oral opinion, subsequently confirmed in writing, to the effect that as of December 29, 2023, and based upon and subject to the assumptions, limitations and qualifications and other matters considered in connection with the preparation of such opinion, the Merger Consideration to be received by the holders of Class A Common Stock (other than the holders of the Excluded Shares and Insider Shares), was fair, from a financial point of view, to such holders (other than the holders of the Excluded Shares and Insider Shares);

•
the reviews undertaken by the Special Committee and the Board (other than Mr. Maxwell) of the Merger Agreement and the structure of the transactions contemplated thereby, including, among others, the specific financial and other terms and conditions set out below;

•
the terms of the Merger Agreement empowering the Special Committee to engage in the go-shop process for a period of 30 days to seek alternative acquisition proposals that could be superior to the Merger, and which allows the Company, even after the expiration of the Go-Shop Period, to receive alternative acquisition proposals (provided they do not result from a breach in any material respect of the Company’s no-solicitation covenant in the Merger Agreement);

•
that the Merger Agreement may be terminated, in certain circumstances, including, among others, by the Company acting upon the recommendation of the Special Committee prior to receipt of the Requisite Company Vote (provided, in each case, that the Company has complied with its obligations under the Merger Agreement):

○
if the Special Committee has made a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement) in connection with a Superior Proposal (as defined in the Merger Agreement and in this Proxy Statement) in which Parent has not agreed in writing to participate in;

○
to accept a Superior Proposal that Parent, NuDevco Retail or Mr. Maxwell (or their successors) are a party to, and concurrently therewith or promptly thereafter such parties entered into a binding definitive agreement for the consummation of a Superior Proposal; and

○	if the Special Committee has made a Change in Company Recommendation because of an Intervening Event (as defined in the Merger Agreement and in this Proxy Statement);
•
that the Special Committee may, in certain circumstances, make a Change in Company Recommendation, including (1) in response to an Intervening Event (as defined in the Merger Agreement and in this Proxy Statement), or (2) in connection with a Superior Proposal, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement;

•	the likelihood and anticipated timing of the Merger being consummated, based on, among other matters:
○	the Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent’s and Merger Sub’s respective obligations to cause the Merger to be consummated;
○	the scope of the conditions to completion, including third party approvals; and
○
the ability to consummate the Merger without the necessity of refinancing the debt under the Company’s Senior Credit Facility (as defined in this Proxy Statement) or redeeming the Series A Preferred Stock;

•
the terms of the Merger Agreement providing the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement;

•	the limited scope of the representations, warranties and covenants, and the qualifications and limitations thereto, being made by the Company, Parent and Merger Sub;
•
the belief of the Special Committee and the Board (other than Mr. Maxwell) that they had been fully informed about the extent to which the interests of Mr. Maxwell in the Merger differ from those of the Company’s other shareholders;

•
the history of Mr. Maxwell’s previous investments in and agreements with the Company, including the Subordinated Debt Facility, dated June 30, 2022, by and between Parent, Spark HoldCo and the Company (as described in this Proxy Statement), the termination of the tax receivable agreement by and between Parent, NuDevco Retail and the Company in July 2019, the sale of a customer portfolio to the Company in December 2018, the sale of Perigee Energy to the Company in April 2017, the sale of Major Energy to the Company in August 2016 and the sale of Oasis Power to the Company in July 2015, which the Special Committee viewed as indicative of the Company’s liquidity, growth and capitalization challenges. More particularly, the Special Committee considered the following:

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Subordinated Debt Facility – Mr. Maxwell, through Parent, has historically acted as a lender to the Company through the Subordinated Debt Facility, supplementing funds made available to the Company under the Company’s Senior Credit Facility. From time to time the Company has borrowed, subject to the discretion of the Parent, funds under the Subordinated Debt Facility. Although the Subordinated Debt facility was not viewed by the Special Committee or Company as a material source of liquidity, its existence and the occasional borrowings thereunder were viewed as evidence of the potential liquidity and capitalization challenges the Company may face from time to time that are difficult to satisfy by traditional lending arrangements.

○
Termination of Tax Receivable Agreement – Mr. Maxwell, through Parent and NuDevco Retail, were previously party to a tax receivable agreement (the “TRA”) that required the Company to pay to Parent and NuDevco Retail 85% of the net cash savings, if any, in U.S. federal, state and local income tax or franchise tax that the Company realized as a result of its capitalization structure as an umbrella partnership c-corporation. Parent and NuDevco Retail had previously granted the Company the right to defer certain payments the Company was obligated to make under the TRA. In July 2019, Parent and NuDevco Retail agreed, in exchange for a payment of approximately $11.2 million, to a full and complete termination of any further payment, reimbursement or performance obligation under the TRA, whether past, accrued or yet to arise, which relieved the Company of future payments under the TRA. Prior to the termination, as of March 31, 2019, the Company had a total liability related to the TRA of $27.6 million. The Special Committee considered that the termination of the TRA, similar to the Subordinated Debt Facility, was past evidence of support from Mr. Maxwell which was evidence of overall liquidity and capitalization challenges.

○
Acquisition Support – Mr. Maxwell formed National Gas & Electric, LLC (“NG&E”) for the purpose of purchasing retail energy companies and retail customer books that NG&E would make suitable for resale and then often present to the Company for possible purchase. Historical transactions with NG&E and Mr. Maxwell included the Company purchasing a customer portfolio in December 2018, the Company purchasing Perigee Energy in April 2017, Major Energy in August 2016 and Oasis Power in July 2015, all of which supported the Company’s RCE growth and retention. The Special Committee considered that this relationship has historically provided the Company with a unique opportunity to leverage the expertise and work of NG&E, giving the Company access to opportunities that may not have otherwise been available due to the Company’s size and constraints on the availability of capital, which assisted the Company’s growth efforts. The Special Committee further considered that parties other than Mr. Maxwell and NG&E may be less receptive to the Company’s Common Stock or other securities as acquisition consideration, which was historically a significant portion of the consideration in transactions with Mr. Maxwell, which the Special Committee considered as further evidence of potential growth and capitalization challenges.

•
that the Merger Agreement is subject to adoption by the affirmative vote of holders of (1) a majority of the issued and outstanding shares of Common Stock and (2) a majority of the issued and outstanding shares of Common Stock other than the Excluded Shares and Insider Shares;

•
that the Support Agreement requires Parent to cause all shares of Common Stock held by Mr. Maxwell and his affiliates to be voted in favor of the approval and adoption of the Merger Agreement and the Merger; and

•
the right of each Company shareholder to exercise statutory appraisal rights under Section 262 of the DGCL and receive payment of the fair value of such shareholder’s shares of Common Stock in lieu of the Merger Consideration, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL, unless and until any such shareholder fails to perfect or effectively withdraws or loses such shareholder’s rights to appraisal and payment under the DGCL.

In evaluating the Merger Agreement and the transactions contemplated by the Merger Agreement, and making the decisions, determinations and recommendations described above, the Special Committee and the Board (other than Mr. Maxwell) considered, among other things, a number of procedural safeguards that they believed were and are present to ensure the fairness of the Merger Agreement and the transactions contemplated by the Merger Agreement, and to permit the Special Committee to represent effectively the interests of the Company’s shareholders (other than the holders of Excluded Shares and Insider Shares). These procedural safeguards include, among other things, the following, which are not intended to be exhaustive and are not presented in any relative order of importance:
•
that the Special Committee consists entirely of directors who are independent (i.e., not affiliated with the Maxwell Filing Persons, not employees of the Company or any of its affiliates and without a financial interest in the Merger different from, or in addition to the interests of the Company’s unaffiliated shareholders other than their interests described under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger”);

•
that the members of the Special Committee are disinterested with respect to the transactions contemplated by the Merger Agreement and had no financial interest in the Merger different from, or in addition to, holders of Class A Common Stock, except as disclosed in this Proxy Statement;

•	that the compensation paid to the members of the Special Committee was not contingent on their approving the Merger Agreement;
•	that the Special Committee retained and was advised by its own experienced and independent legal and financial advisors;
•
that the Special Committee was specifically delegated by the Board with the power and authority, to among other things, review, evaluate and explore, and, as it determines appropriate, reject or approve any transactions between the Company and Mr. Maxwell and alternative transactions;

•
that the Special Committee had no obligation to recommend any transaction, including a transaction with Mr. Maxwell, and that the Special Committee had the authority to reject any proposals made by Mr. Maxwell;

•
that the Special Committee, together with its independent financial and legal advisors, conducted a process involving deliberations at several meetings over multiple months to consider the Merger Agreement and the Transactions, and, in each case, each member of the Special Committee was actively engaged in that process on a regular basis and had full access to the Company’s management and its advisors in connection with the evaluation process;

•	the consummation of the Transactions is subject to receipt the Requisite Company Vote;
•
that the terms of the Merger Agreement, including the Merger Consideration, were the product of extensive negotiations between the Special Committee and its legal advisors, on the one hand, and Mr. Maxwell, Parent, Merger Sub and their respective affiliates and legal advisors, on the other hand, that resulted, among other things, in an increase in the Merger Consideration over the course of negotiations, and the improvement, from the perspective of the Company, of other terms of the Merger and the Merger Agreement, including the addition of the Majority of the Minority Shareholder Approval condition;

•	the various terms of the Merger Agreement that are intended to maximize the potential for the Company’s shareholders to receive the highest price per share reasonably available, including:
○	the Special Committee was permitted to conduct through its financial advisors the go-shop process for a period of 30 days to seek alternative acquisition proposals that could be superior to the

Merger, and which allows the Company, even after the end of the Go-Shop Period, to receive alternative acquisition proposals (provided they do not result from a breach in any material respect of the Company’s no-solicitation covenant in the Merger Agreement);
○
that the Merger Agreement may be terminated, in certain circumstances, including, among others, by the Company acting upon the recommendation of the Special Committee prior to receipt of the Requisite Company Vote (provided, in each case, that the Company has complied with its obligations under the Merger Agreement):

•
if the Special Committee has made a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement) in connection with a Superior Proposal in which Parent has not agreed in writing to participate in;

•
to accept a Superior Proposal that Parent, NuDevco Retail or Mr. Maxwell (or their successors) are a party to, and concurrently therewith or promptly thereafter such parties entered into a binding definitive agreement for the consummation of a Superior Proposal;

•	if the Special Committee has made a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement) in connection with an Intervening Event;
○
that the Special Committee may, in certain circumstances, make a Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement), including (1) in response to an Intervening Event (as defined in the Merger Agreement and in this Proxy Statement), or (2) in connection with a Superior Proposal, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement;

•
that the Special Committee made its evaluation of the Merger Agreement and the transactions contemplated thereby, including the Merger, based upon the factors discussed herein and with the full knowledge of the interests of Mr. Maxwell in the Merger; and

•
that the Series A Preferred Stock will remain outstanding, and that shareholders could use the Merger Consideration to maintain a continuing interest in the Company by purchasing Series A Preferred Stock.

In evaluating the Merger Agreement and the transactions contemplated by the Merger Agreement, and making the decisions, determinations and recommendations described above, the Special Committee and the Board (other than Mr. Maxwell) also considered, among other things, certain countervailing factors, including the following uncertainties, risks and other potentially negative factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
•
that, the receipt of the Merger Consideration, while providing relative certainty of value, will not allow the public holders of Class A Common Stock to participate in potential further growth in the Company’s assets, future earnings growth, future appreciation in value of the Class A Common Stock or any future dividends after the Merger;

•
the risk that the Transactions, including the Merger, may not be consummated in a timely manner or at all, for a variety of reasons, and the consequences thereof, including (1) the potential loss of value to the Company’s shareholders, including the reduction of the trading price of the shares of Class A Common Stock, (2) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel and certain key members of senior management, and (3) the market’s perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated;

•
the possible effects of the pendency or consummation of the Transactions, including the potential for suits, actions or proceedings in respect of the Merger Agreement or the Transactions, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that certain key members of senior management might choose not to remain employed with the Company prior to the completion of the Merger;

•	the risk of incurring substantial expenses related to the Merger, including in connection with any litigation that may arise in the future;

•
that the Company’s directors, officers and employees have expended and will expend extensive efforts attempting to consummate the Transactions and such persons have experienced and will likely continue to experience significant distractions from their work during the pendency of such transactions and that the Company has incurred and will incur substantial costs in connection with such Transactions, even if such Transactions are not consummated;

•
that the receipt of the Merger Consideration in exchange for shares of Class A Common Stock pursuant to the terms of the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes;

•
the restrictions imposed by the Merger Agreement on the Company’s solicitation of potential alternative acquisition proposals, and that potential alternative buyers may perceive Mr. Maxwell’s right under the Merger Agreement to negotiate with the Company to match the terms of any Superior Proposal prior to the Company being able to terminate the Merger Agreement and accept a Superior Proposal to be a deterrent to making alternative proposals;

•
that Mr. Maxwell’s existing controlling ownership interest in the Company, and the absence of any obligation by Mr. Maxwell to accept any Superior Proposal, could deter certain third parties from submitting a competing proposal, and in any event would likely be taken into account by third parties considering whether to make alternative proposals or make any additional bids in response to a matching bid by Mr. Maxwell;

•
that the Support Agreement provides that Mr. Maxwell and his affiliates will not vote in favor of a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement), which could deter certain third parties from submitting a competing proposal, and in any event would likely be taken into account by third parties considering whether to make alternative proposals or make any additional bids in response to a matching bid by Mr. Maxwell;

•
the understanding that Mr. Maxwell, his affiliates and various executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the public holders of Class A Common Stock; and

•
the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger.

The Special Committee also considered the financial analyses and the opinion of B. Riley, among other factors considered, in reaching its determination as to the fairness of the Merger Agreement and the Transactions. These analyses are summarized below in the sections entitled “—Opinion of the Special Committee’s Financial Advisor” on page 36. As part of making its determination regarding the fairness of the Merger Agreement and the Transactions, the Special Committee relied upon the financial forecasts provided by Company management as described below under “—Certain Unaudited Prospective Financial Information” and assumed that such forecasts had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the financial performance of the Company for the periods indicated therein.
The Special Committee was aware of and discussed rules recently adopted by the FCC pursuant to Federal Communications Commission (FCC 23-107): In the Matter of Targeting and Eliminating Unlawful Text Messages, CG Docket No. 21-402; Rules and Regulations Implementing the Telephone Consumer Protection Act of 1991, CG Docket No. 02-278; Advanced Methods to Target and Eliminate Unlawful Robocalls, CG Docket No. 17-59, Second Report and Order, Second Further Notice of Proposed Rulemaking, and Waiver Order (December 13, 2023) (the “Applicable FCC Rules”) that could have an adverse impact on the Company’s financial performance, (ii) that the Projections (as defined in this Proxy Statement) did not take into account the Applicable FCC Rules; and (iii) that projections reflecting Company management’s best estimates with respect to the future financial performance of the Company under the Applicable FCC Rules were not available. The Special Committee considered that any impact of the Applicable FCC Rules would likely be negative and result in a downward revision to the financial forecasts.
The Special Committee and the Board (other than Mr. Maxwell, who did not attend the meeting) concluded that, overall, the potentially positive factors outweighed the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the Transactions, including the Merger. Accordingly, the Special Committee and the Board (other than Mr. Maxwell) determined that the Merger Agreement and the Transactions, including the Merger, were advisable, fair to, and in the best interests of, the Company and the holders of the Common Stock (other than the Excluded Shares or the Insider Shares).
In the course of evaluating the Merger Agreement and the Transactions, and making the decisions, determinations and recommendations described above, the Special Committee and the Board (other than Mr. Maxwell) did not consider the liquidation value of the Company because (1) they considered the Company to be a viable, going concern, (2) they believed that liquidation sales generally result in proceeds substantially less than sales of going concerns, (3) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company and (4) the Company will continue to operate its business following the Merger. For the foregoing reasons, the Special Committee and the Board (other than Mr. Maxwell) did not consider liquidation value to be a relevant methodology. Further, the Special Committee and the Board (other than Mr. Maxwell) did not consider net book value, which is an accounting concept, as a factor because they believe that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and because net book value does not take into account the prospects of the Company, market conditions, trends in the Company’s industry or the business risks inherent in that industry. Rather, the Special Committee believed that the financial analyses presented by B. Riley, as more fully summarized below under “—Opinion of the Special Committee’s Financial Advisor”, which the Special Committee adopted as its own, represented potential valuations of the Company as it continues to operate its business, and, to that extent, the Special Committee collectively characterized such analyses as forms of going concern valuations. The Special Committee considered each of the analyses performed by B. Riley in the context of its fairness opinion as well as various additional factors, as discussed above.
The foregoing discussion is not exhaustive, but is intended to summarize the material information and factors considered by the Special Committee and the Board (other than Mr. Maxwell) in their consideration of the Merger Agreement and the Transactions, including the Merger. The Special Committee and the Board (other than Mr. Maxwell) reached the decision to approve the entry into the Merger Agreement and recommend its adoption by the Company’s shareholders considering the factors described above and other factors that the Special Committee and the Board (other than Mr. Maxwell) believed were appropriate. The Special Committee and the Board (other than Mr. Maxwell) conducted an overall review of the factors described above, including through discussions with the Company’s management and their respective legal advisors and, in the case of the Special Committee, its financial advisor, and considered the factors overall to be favorable to, and to support, their decisions, determinations and recommendations. It should be noted that this explanation of the reasoning of the Special Committee and the Board (other than Mr. Maxwell) and certain information presented in this section is forward-looking in nature and should be read considering the factors set forth in the section entitled “Cautionary Note Regarding Forward Looking Statements” beginning on page 64 of this Proxy Statement.
Neither the Special Committee nor a majority of the independent directors of the Company retained an unaffiliated representative to act solely on behalf of the unaffiliated shareholders for purposes of negotiating the terms of the Merger Agreement and the Transactions (including the Merger). The Special Committee and the independent directors of the Company believe that it was not necessary to retain an unaffiliated representative because the Special Committee was charged with representing the interests of the unaffiliated shareholders and the Company, the Special Committee consisted solely of independent directors, the Special Committee engaged its own financial and legal advisors to act on its behalf and was actively involved in deliberations and negotiations regarding the Merger on behalf of the unaffiliated shareholders.
Certain Unaudited Prospective Financial Information
The Company does not, as a matter of course, publicly disclose forecasts as to future performance, earnings or other results due to the inherent uncertainty, unpredictability and subjectivity of the underlying assumptions, estimates, modeling difficulties and forecasts. Management prepared internal forecasts, which were provided to the Special Committee and B. Riley on December 14, 2023, which included a balance sheet, statement of operations and statement of cash flows, each prepared in accordance with GAAP, and a statement of operations that included non-GAAP financial metrics, as of and for each year ending December 31, 2023 through 2026 (the “Preliminary Projections”). Subsequently, the Company’s management updated the 2025 and 2026 fiscal years in its Preliminary Projections. The updates were to reflect a mix between fixed and variable customers in the 2025 and 2026 years to make them more similar to historical mixes, as well as update the corresponding blended unit margin associated with that customer mix. Company’s management also updated the Preliminary Projections to provide actual results for November 2023 rather than projected results. Company’s management provided such updated projections to the Special Committee and B. Riley on December 20, 2023 (the “Final Projections” and, together with the Preliminary Projections, the “Projections”). The Special Committee subsequently directed B. Riley to use and rely only upon the Final Projections for purposes of its opinion to the Special Committee and performing its related financial analysis, as described below under the heading “—Opinion of the Special Committee’s Financial Advisor.” B. Riley did not use or rely upon the Preliminary Projections for purposes of its opinion to the Special Committee and performing its related financial analysis. The Projections are included in this Proxy Statement as Appendix E solely to give the Company’s shareholders access to certain financial forecasts that were made available to the Special Committee and B. Riley. The Projections may not be appropriate for other purposes and are not being included in this Proxy Statement to influence a Company shareholder’s decision whether to vote to approve the Merger Agreement and the other matters described in this Proxy Statement.
The Projections were prepared by the Company’s management for internal use. The Projections were not prepared with a view towards public disclosure or with a view towards complying with GAAP (as detailed below), the published guidelines of the SEC regarding forecasts, the use of non-GAAP financial measures or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company’s management, were prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation and presented as of the time of preparation, to the best of the Company’s management’s knowledge and belief, the reasonable forecasts of the future financial performance of the Company. Company management advised B. Riley, and at the Special Committee’s direction B. Riley assumed, that (i) the Applicable FCC Rules could have an adverse impact on the Company’s financial performance, (ii) the Projections did not take into account the Applicable FCC Rules; and (iii) projections reflecting Company management’s best estimates with respect to the future financial performance of the Company under the Applicable FCC Rules were not available.
Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Projections.
The Projections, while presented with numerical specificity, necessarily were based on numerous inputs, assumptions, outputs and limitations, which are inherently uncertain and many of which are beyond the control of the Company’s management. Specifically, in preparing the Projections, the Company’s management utilized the following material inputs, assumptions, outputs and limitations:
Inputs and Assumptions:
1.
RCE Count – RCE count is a key input in the Projections. An RCE is an industry standard measure of natural gas or electricity usage with each RCE representing annual consumption of 100 MMBtu of natural gas or 10 MWh of electricity. The Projections assume 11,800 RCEs are added each month over the existing customer base through the year ending December 31, 2026, and assumes that additions are 75% residential and 25% commercial, and 60% electric and 40% natural gas. For residential RCEs, the Projections assume an average cost of $130 per RCE across all sales channels, except for brokered commercial contracts. Brokered commercial contracts use a residual payment structure reflected in general and administrative expense.

2.
Customer Attrition – Customer attrition is a key input in the Projections. The Projections assume average monthly attrition in the range of 3%-3.5% of the customer base through the year ending December 31, 2026. The Projections assume an overall growth in RCE count when accounting for attrition.

3.
Revenues – Revenue is a key input in the Projections. The price the Company charges customers for electricity and gas can fluctuate for variable contracts, or under fixed contracts when the fixed term has expired. The Projections base the price the Company charges customers on a weighted average projected commodity cost over the term of the customer contract. The rates the Company charges customers are adjusted for expected attrition to project revenues. Revenues were estimated to grow between 4.4% and 6.1% annually during the year ending December 31, 2024, 2025 and 2026, which is consistent with the Company’s projected growth in customer count.
4.
Retail Cost of Revenue – Retail cost of revenue is a key input in the Projections. The Projections calculate retail cost of revenue using forward electricity and natural gas commodity supply curves and the anticipated impact of hedges. Retail cost of revenues were estimated to grow between 4.6% and 6.6% annually during the year ending December 31, 2024, 2025 and 2026, which is consistent with the Company’s projected growth in customer count.

5.
General and Administrative Expense – General and administrative expense (“G&A”) is a key input in the Projections. The Projections assume that G&A expense would reduce by 6.6% in the year ending December 31, 2024 compared to the year ended December 31, 2023, primarily due to some non-recurring legal expenses incurred during the year ended December 31, 2023. The Company also assumed that lead generation sales expenses, which are a component of G&A, would decline during the year ending December 31, 2024 as the Company planned to divert the cost associated with those channels into other organic sales channels for which expense is capitalized rather than included in G&A expense. The Projections assume that during the year ending December 31, 2025, G&A expenses will increase by approximately 3%, and remain consistent in the year ending December 31, 2026 as organic sales channels keep sales flat.

6.
Customer Acquisition Costs – Customer acquisition costs are a key input in the Projections, and show the amount the Company expects to spend for organic sales. The Projections assume an increase in customer acquisition spending by approximately 67%, or $12.5 million, during the year ended December 31, 2024 compared to $7.5 million during the year ended December 31, 2023. Additionally, the Projections assume expenditures of $15 million per year during the years ending December 31, 2025 and 2026.

7.
Interest Expense – Interest expense is a key input in the Projections. The Projections assume that interest expense will be approximately $6.6 million for the year ended December 31, 2024 as compared to $9.3 million for the year ended December 31, 2023.

Outputs:
1.	Adjusted EBITDA – The Projections indicate that forecasted Adjusted EBITDA would grow at an average rate of 6.6% per year during the years ending December 31, 2024, 2025 and 2026.
2.	Gross Margin – The Projections indicate an annual growth rate in gross margin of approximately 4% to 5% annually for the years ending December 31, 2024, 2025 and 2026.
Limitations:
1.
Commodity Price Volatility – The Projections are limited by actual commodity price volatility. The Company’s financial results are largely dependent on the prices at which it can acquire the commodities it resells. The prevailing market prices for natural gas and electricity are unpredictable and tend to fluctuate substantially. Changes in market prices for natural gas and electricity may result from many factors that are incapable of prediction, including:

•	weather conditions; including extreme weather conditions, seasonal fluctuations, and the effects of climate change;
•	demand for energy commodities and general economic conditions;
•	disruption of natural gas or electricity transmission or transportation infrastructure or other constraints or inefficiencies;
•	reduction or unavailability of generating capacity, including temporary outages, mothballing, or retirements;
•	the level of prices and availability of natural gas and competing energy sources, including the impact of changes in environmental regulations impacting suppliers;
•	the creditworthiness or bankruptcy or other financial distress of market participants;

•	changes in market liquidity;
•	natural disasters, wars, embargoes, acts of terrorism and other catastrophic events;
•	significant changes in the pricing methods in the wholesale markets in which the Company operates;
•	changes in regulatory policies concerning how markets are structured, how compensation is provided for service, and the kinds of different services that can or must be offered;
•	federal, state, foreign and other governmental regulation and legislation; and
•	demand side management, conservation, alternative or renewable energy sources.
2.
Weather – The Projections are limited by variations in weather. Weather conditions directly influence the demand for natural gas and electricity and affect the prices of energy commodities. The Company’s hedging strategy is based on forecasted customer energy usage, which can vary substantially as a result of weather patterns deviating from historical norms.

3.
Legal and Regulatory Environment – The Projections are limited by the legal and regulatory environment. The retail energy industry is highly regulated. Regulations may be changed or reinterpreted, such as the Applicable FCC Rules, and new laws and regulations applicable to the Company’s business could be implemented in the future, which are difficult to predict. Additionally, the Company is subject to lawsuits, claims and regulatory proceedings arising in the ordinary course of business from time to time, which are difficult to predict.

4.
Other Risk Factors – Additional factors that may limit the Projections are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2023, under the heading “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements.”

Because the Projections cover multiple years, by their nature, they also become subject to greater uncertainty with each successive year. A number of important factors with respect to the Company’s business and the industry in which it participates may affect actual results and result in the Projections not being achieved. For a description of some of these factors, the Company’s shareholders are urged to review the Company’s most recent SEC filings as well as the discussion entitled “Cautionary Note Regarding Forward Looking Statements” and other risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. In addition, the Projections may be affected by the Company’s inability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the Projections.
The inclusion of the Projections in this Proxy Statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or considers the Projections to be necessarily predictive of actual future events, and the Projections should not be relied upon as such. Neither the Company nor any of its respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any of the Company’s shareholders or any other person regarding the ultimate performance of the Company compared to the information contained in the Projections or can give any assurance that actual results will not differ materially from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Projections, except as otherwise required by law.
The Projections include non-GAAP financial measures, and they were presented because management believed they could be useful indicators of the Company’s projected future operating performance. The Company prepared the Projections on a non-GAAP basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. As used herein, “GAAP” means generally accepted accounting principles in the United States.

All financial forecasts are forward-looking statements, including the Projections. These and other forward-looking statements are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Please consider carefully the discussion entitled “Cautionary Note Regarding Forward Looking Statements” elsewhere in the Proxy Statement.
In light of the foregoing factors and the uncertainties inherent in the Projections, the Company’s shareholders are cautioned not to place undue, if any, reliance on the Projections.
In preparing the Projections for all periods after November 30, 2023, management made a substantial number of assumptions regarding the Company’s financial condition and results of operations. Many of these assumptions were related to historical metrics applied on a mathematically consistent basis, while others reflected what management believed to be reasonable estimates of year-over-year changes in particular line items included in the Projections.
Copies of the Projections are attached to this Proxy Statement as Appendix E and incorporated by reference herein. B. Riley did not use or rely upon the Preliminary Projections for purposes of its opinion to the Special Committee and performing its related financial analysis.
Opinion of the Special Committee’s Financial Advisor
On December 29, 2023, B. Riley rendered to the Special Committee its oral opinion (which was subsequently confirmed in writing by delivery of B. Riley’s written opinion dated December 29, 2023), to the effect that, as of December 29, 2023, and based upon and subject to the qualifications, limitations, assumptions and other matters considered by B. Riley in connection with the preparation of the opinion, the Merger Consideration to be received by the holders of Class A Common Stock, other than holders of Excluded Shares or Insider Shares, in the Merger pursuant to the Merger Agreement was fair to such holders (other than holders of Excluded Shares or Insider Shares) from a financial point of view.
B. Riley’s opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Class A Common Stock, other than holders of Excluded Shares or Insider Shares, of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger, the Merger Agreement or any other agreement or understanding entered into in connection with the Merger or otherwise. The summary of B. Riley’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Appendix C to this Proxy Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by B. Riley in preparing its opinion. However, neither B. Riley’s written opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement is intended to be, and they do not constitute, a recommendation to the Special Committee, the Board, the Company, any security holder of the Company or any other person as to how to act or vote on any matter relating to the Merger or otherwise.
In arriving at its opinion, B. Riley, among other things:
•	Reviewed the terms of a draft, dated December 28, 2023, of the Merger Agreement;
•	Reviewed certain publicly available business and financial information related to the Company;
•	Reviewed certain other information relating to the Company concerning its business, financial condition and operations, made available to B. Riley by the Company, including the Final Projections;
•	Held discussions with members of senior management of the Company concerning the Merger and the business, financial condition, and strategic objectives of the Company;
•	Reviewed certain publicly available financial data, stock market performance data and trading multiples of companies B. Riley deemed similar to the Company in one or more respects;
•	Reviewed the publicly available financial terms of certain other business combinations that B. Riley deemed relevant; and

•	Performed such other financial studies, analyses and investigations, and considered such other matters, as B. Riley deemed necessary or appropriate for purposes of rendering its opinion.
In preparing its opinion, at the Special Committee’s direction, B. Riley relied, without assuming responsibility or liability for independent verification, upon the accuracy and completeness of all financial and other information available from public sources and all other information provided to B. Riley or otherwise discussed with or reviewed by B. Riley.
Company management advised B. Riley, and at the Special Committee’s direction B. Riley assumed, that (i) the Applicable FCC Rules could have an adverse impact on the Company’s financial performance, (ii) the Final Projections did not take into account the Applicable FCC Rules; and (iii) projections reflecting Company management’s best estimates with respect to the future financial performance of the Company under the Applicable FCC Rules were not available.
In addition, Company management advised B. Riley and, at the Special Committee’s direction, B. Riley assumed that the Final Projections were reasonably prepared in good faith and represented Company management’s best currently available estimates and judgments with respect to the future financial performance of the Company without taking into account any impact of the Applicable FCC Rules. B. Riley assumed no responsibility for and expressed no view or opinion as to such Final Projections or the assumptions on which they were based. At the Special Committee’s direction, B. Riley used and relied upon such Final Projections for purposes of its analyses and opinion and assumed that such Final Projections provided a reasonable basis upon which to evaluate the Company and the proposed Merger. B. Riley also assumed that there had been no changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements and other information, financial or otherwise, made available to B. Riley that would be material to its analyses or opinion, and that there was no information or any facts or developments that would make any of the information reviewed by B. Riley inaccurate, incomplete or misleading.
B. Riley was not asked to, and did not, undertake any independent verification of any information provided to or reviewed by it, nor was B. Riley furnished with any such verification, and B. Riley did not assume any responsibility or liability for the accuracy or completeness such information. B. Riley did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of the Company, nor did B. Riley evaluate the solvency of the Company under any state or federal laws. B. Riley did not undertake any independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities to which the Company was a party or may have been subject and its opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.
B. Riley also assumed, with the Company’s consent, that (i) in the course of obtaining any regulatory or third party consents or approvals in connection with the Merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger; (ii) the representations and warranties made by the parties in the Merger Agreement were accurate and complete in all respects; (iii) each party to the Merger Agreement would perform all of its covenants and obligations thereunder; and (iv) the Merger would be consummated in accordance with the terms of the Merger Agreement, without waiver, modification or amendment of any term, condition or provision thereof. B. Riley also assumed that the Merger Agreement, when executed by the parties thereto, would conform to the draft reviewed by B. Riley in all respects material to its analyses and opinion. B. Riley is not a legal, tax or regulatory advisor, and B. Riley relied upon, without independent verification, the assessments of the Special Committee, the Company and their respective legal, tax and regulatory advisors with respect to such matters.
B. Riley’s opinion was limited to the fairness, from a financial point of view, to the holders of Class A Common Stock (in their capacity as holders of Class A Common Stock), other than holders of Excluded Shares or Insider Shares, of the Merger Consideration to be received by such holders (other than holders of Excluded Shares or Insider Shares) in the Merger pursuant to the Merger Agreement, and B. Riley expressed no view or opinion as to (i) the fairness of the Merger to the holders of any other class of securities, creditors or other constituencies of the Company or (ii) the treatment of shares of Class B Common Stock or shares of Series A Preferred Stock of the Company, whether relative to the treatment of the Class A Common Stock or otherwise. B. Riley’s opinion did not address any other aspect or implication of the Merger, the Merger Agreement, or any other agreement or understanding entered into in connection with the Merger or otherwise, including, without limitation, the support agreement to be entered into by certain shareholders of the Company. B. Riley also expressed no view or opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration or otherwise. B. Riley expressed no view or opinion as to the prices or range of prices at which the Common Stock may trade at any time. Furthermore, B. Riley did not express any opinion as to the impact of the Merger on the solvency or viability of the Company or Parent, or the ability of the Company or Parent to pay its obligations when they become due.
B. Riley’s opinion was necessarily based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to B. Riley, as of the date of its opinion. Although subsequent developments may affect its opinion, B. Riley does not have any obligation to update, revise or reaffirm its opinion.
B. Riley’s opinion was for the information of the Special Committee (in its capacity as such) in connection with its consideration of the proposed Merger. B. Riley’s opinion does not constitute a recommendation to the Special Committee, the Board, the Company, any security holder of the Company or any other person as to how to act or vote on any matter relating to the Merger or otherwise. B. Riley’s opinion did not address the relative merits of the Merger as compared to alternative transactions or strategies that might have been available to the Company or any other party to the Merger, nor did it address the underlying business decision of the Special Committee, the Board, the Company or any other party to effect the Merger.
In preparing its opinion to the Special Committee, B. Riley performed a variety of analyses, including those described below. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither B. Riley’s opinion nor its underlying analyses is readily susceptible to summary description. B. Riley arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching B. Riley’s overall conclusion with respect to fairness, B. Riley did not make separate or quantifiable judgments regarding individual analyses. Accordingly, B. Riley believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying B. Riley’s analyses and opinion.
In performing its analyses, B. Riley considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, transaction or business used in B. Riley’s analyses for comparative purposes is identical to the Company or the proposed Merger and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the Final Projections and the implied value reference ranges indicated by B. Riley’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company. Much of the information used in, and accordingly the results of, B. Riley’s analyses are inherently subject to substantial uncertainty.
B. Riley’s opinion was only one of many factors considered by the Special Committee in evaluating the proposed Merger. Neither B. Riley’s opinion nor its analyses were determinative of the Merger Consideration or of the views of the Special Committee, the Board or management with respect to the Merger or the Merger Consideration. The type and amount of Merger Consideration payable in the Merger were determined through negotiation between the Company and Parent, and the decision to enter into the Merger Agreement was solely that of the Special Committee and the Board.
Preliminary Financial Analyses of B. Riley
In addition to the financial analyses B. Riley reviewed with the Special Committee on December 29, 2023, described below, B. Riley reviewed preliminary financial analyses with the Special Committee on December 7, 2023. A summary of these preliminary financial analyses is provided below. The following summary, however, is not intended to be, and does not constitute, a recommendation to the Special Committee, the Board, the Company, any securityholder of the Company or any other person as to how to act or vote on any matter relating to the Merger or otherwise. In addition, none of the preliminary financial analyses, constitutes, or forms the basis for, an opinion of B. Riley.
The December 7, 2023 preliminary financial analyses included: a preliminary selected companies analysis, a preliminary selected transactions analysis, a preliminary discounted cash flow analysis and a preliminary premiums paid analysis, which were substantially similar to the selected companies analysis, selected transactions analysis, discounted cash flow analysis and premiums paid analysis, respectively, described below under the heading “—Material Financial Analyses,” except the preliminary financial analyses were based on the Preliminary Projections. Also, for purposes of the preliminary discounted cash flow analysis, B. Riley applied terminal value multiples ranging from 4.0x to 5.0x and discount rates ranging from 24.0% to 26.0%.
In addition, the preliminary financial analyses were based on market, economic and other conditions as they existed as of December 7, 2023, as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, B. Riley continued to refine various aspects of its financial analyses with respect to the Company until December 29, 2023.
Material Financial Analyses
The following is a summary of the material financial analyses performed by B. Riley in connection with the preparation of its opinion and reviewed with the Special Committee on December 29, 2023. The order of the analyses does not represent relative importance or weight given to those analyses by B. Riley. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis could create a misleading or incomplete view of B. Riley’s analyses.
For purposes of its analyses, B. Riley reviewed a number of financial metrics, including:
•
Enterprise Value — generally, the value as of a specified date of the relevant company’s outstanding equity securities plus the amount of debt outstanding, preferred stock and non-controlling interests, and less the amount of cash and cash equivalents

•	Adjusted EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization and adjustments for non-recurring items for a specified time period.
Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing price of the Company’s Class A Common Stock and the common stock of the selected companies listed below as of December 28, 2023, and transaction values for the selected transactions analysis described below were calculated on an enterprise value basis based on the value of the equity consideration in the announced transaction and other publicly available information at the time of the announcement. The estimates of the future financial performance of the Company relied upon for the financial analyses described below were based on the Final Projections. The estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.
Selected Companies Analysis. B. Riley reviewed certain financial data for selected companies with publicly traded equity securities that B. Riley deemed relevant. The selected companies were chosen because they were deemed similar to the Company in one or more respects, including their retail power marketing and distribution business operations, exposure to underlying energy commodity risks, hedging and trading activities, and overall go-to-market strategies in the energy sector. The financial data reviewed included:
•	Enterprise Value as a multiple of estimated adjusted EBITDA for the year ending December 31, 2023, or “2023E Adjusted EBITDA”; and
•	Enterprise Value as a multiple of estimated adjusted EBITDA for the year ending December 31, 2024, or “2024E Adjusted EBITDA.”

The selected companies and corresponding multiples were:
Enterprise Value
	2023E Adjusted EBITDA	2024E Adjusted EBITDA
Eversource Energy	13.0x	11.4x
Vistra Corp.	6.8x	6.2x
Evergy, Inc.	10.5x	9.8x
NRG Energy, Inc.	7.4x	7.0x
OGE Energy Corp.	10.2x	9.9x
Genie Energy Ltd.	NA	NA
“NA” refers to not available.
Taking into account the results of the selected companies analysis, B. Riley applied selected multiple ranges of 3.75x to 6.50x to the Company’s adjusted EBITDA for the last twelve months ended September 30, 2023, 3.75x to 6.00x to the Company’s estimated adjusted EBITDA for the year ending December 31, 2023, and 3.50x to 4.50x to the Company’s estimated adjusted EBITDA for the year ending December 31, 2024. The selected companies analysis indicated implied value reference ranges per share of Class A Common Stock of $9.41 to $30.22 based on the Company’s adjusted EBITDA for the last twelve months ended September 30, 2023, $9.89 to $27.21 based on the Company’s estimated adjusted EBITDA for the year ending December 31, 2023, and $9.48 to $17.61 based on the Company’s estimated adjusted EBITDA for the year ending December 31, 2024, in each case as compared to the Merger Consideration of $11.00 per share of Class A Common Stock in the Merger pursuant to the Merger Agreement.
Selected Transactions Analysis. B. Riley reviewed certain financial terms of certain transactions involving target companies that B. Riley deemed relevant. The selected transactions were chosen because they involved target companies that were deemed similar to the Company in one or more respects, including their retail power marketing and distribution business operations, exposure to underlying energy commodity risks, hedging and trading activities, and overall go-to-market strategies in the energy sector. The financial data reviewed included enterprise value as a multiple of adjusted EBITDA for the last twelve months available prior to the date of announcement, or “LTM Adjusted EBITDA.”

The selected transactions and corresponding multiples were:
Date Announced	Target	Acquiror	Enterprise Value / LTM Adjusted EBITDA
3/6/2023	Energy Harbor	Vistra Energy Corp.	NA
2/24/2023	South Jersey Industries, Inc.	JP Morgan Asset Mgmt.	16.6x
2/11/2022	Hope Gas, Inc.	Hearthstone Utilities Inc.	NA
9/10/2021	Liberty Power Holdings, LLC	NRG Energy	NA
3/18/2021	The Narragansett Electric Company	PPL Energy Holdings, LLC	18.8x
2/17/2021	Sunstreet Energy Group, LLC	Sunnova Energy Corporation	NA
1/14/2021	Atlantic Power Corporation	I Squared Capital Advisors	6.9x
11/4/2020	Veteran Energy and Infinite Energy	Vistra Energy Corp.	NA
7/24/2020	Direct Energy	NRG Energy	7.9x
4/6/2020	Mankato Energy Center of Xcel Energy	Southwest Generation	NA
11/1/2019	Ambit Energy Holdings, LLC	Vistra Energy Corp.	4.8x
7/15/2019	Crius Energy	Vistra Energy Corp.	7.lx
5/20/2019	Stream Energy	NRG Energy	4.6x
1/4/2019	Lumo Energia	Genie Energy	NA
10/25/2018	Starion Energy, Inc. (60,000 RCE's)	Spark Energy, Inc.	NA
4/9/2018	Dynegy Inc.	Vistra Energy Corp.	10.4x
3/28/2018	Xoom Energy	NRG Energ	4.7x
6/29/2017	MP2 Energy	Shell Energy North America	NA
5/30/2017	U.S. Gas & Electric, Inc.	Crius Energy	4.9x
5/9/2017	Verde Energy	Spark Energy, Inc.	NM
12/31/2016	Engie SA	Unknown Minority Investor	5.4x
11/20/2016	North American Power	Calpine Corp.	NA
10/9/2016	Noble Americas Energy Solutions	Calpine Corp.	5.0x
5/5/2016	Major Energy	Spark Energy, Inc.	NA
5/4/2016	Provider Power	Spark Energy, Inc.	NA
10/1/2015	Champion Energy Marketing, LLC	Calpine Corp.	NA
11/28/2011	DPL Inc.	The AES Corporation	7.6x
10/28/2011	Genie Energy Ltd.	Public Spin-Off	7.5x
8/16/2011	Energy Plus Holdings	NRG Energy	8.5x
4/28/2011	Constellation Energy Group, Inc.	Exelon Corporation	7.3x
9/16/2010	Green Mountain Energy	NRG Energy	5.0x
5/1/2009	Reliant Energy	NRG Energy	NA
NA refers to “Not Available”
NM refers to “Not Meaningful”
Taking into account the results of the selected transactions analysis, B. Riley applied a selected multiple range of 3.75x to 5.75x to the Company’s adjusted EBITDA for the last twelve months ended September 30, 2023. The selected transactions analysis indicated an implied value reference range per share of Class A Common Stock of $9.41 to $24.54, as compared to the Merger Consideration of $11.00 per share of Class A Common Stock in the Merger pursuant to the Merger Agreement.
Discounted Cash Flow Analysis. B. Riley performed a discounted cash flow analysis of the Company based on the Final Projections provided by Company management. B. Riley applied a range of terminal value multiples of 2.5x to 3.5x to the Company’s estimated adjusted EBITDA for the year ending December 31, 2026 and discount rates ranging from 15.0% to 19.0%. The discounted cash flow analysis indicated an implied value reference range per share of Class A Common Stock of $9.28 to $17.90, as compared to the Merger Consideration of $11.00 per share of Class A Common Stock in the Merger pursuant to the Merger Agreement.
Premiums Paid Analysis. B. Riley performed a premiums-paid analysis of the consideration to be received by the holders of Class A Common Stock. For this analysis, B. Riley reviewed the stock price premiums paid in transactions during the last five years on or prior to December 28, 2023 involving all public company targets traded on a major U.S. exchange prior to the transaction, which resulted in 462 transactions, and involving public company targets traded on a major U.S. exchange prior to the transaction with a transaction value of less than $500 million, which resulted in 88 transactions. B. Riley calculated the median premiums paid to the target company’s stockholders relative to the target company’s (i) closing share price one day prior to the announcement of the transaction, (ii) one week prior to the announcement of the transaction, (iii) one month prior to the announcement of the transaction, and (iv) three months prior to the announcement of the transaction. The results of these calculations are summarized in the following table:
	Median Transaction Premium
	1 Day Prior	1 Week Prior	1 Month Prior	3 Months Prior
All Transactions	22.4%	25.5%	29.7%	35.1%
Transactions with Value Less Than $500 million	34.6%	38.1%	41.9%	38.4%
Taking into account the results of the premiums paid analysis, B. Riley applied the median premiums indicated above to corresponding trading data for the Company as of December 28, 2023, applying the median one-day premium to the closing price of the Class A Common Stock of $9.41 per share as of December 28, 2023, the median one-week premium to closing price of the Class A Common Stock of $9.13 per share one week prior to December 28, 2023, the median one-month premium to the closing price of the Class A Common Stock of $8.80 per share one month prior to December 28, 2023, and the median three-month premium to the closing price of the Class A Common Stock of $7.35 per share three months prior to December 28, 2023. The premiums paid analysis indicated implied value reference ranges per share of Class A Common Stock of $11.52 to $12.66 per share of Class A Common Stock based on the median one-day premium, $11.46 to $12.61 per share of Class A Common Stock based on the median one-week premium, $11.42 to $12.49 per share of Class A Common Stock based on the median one-month premium, and $9.93 to $10.17 per share of Class A Common Stock based on the median three-month premium, in each case as compared to the Merger Consideration of $11.00 per share of Class A Common Stock in the Merger pursuant to the Merger Agreement.
Other Matters
B. Riley acted as financial advisor to the Special Committee in connection with the Merger and is entitled to a transaction fee of $675,000, a substantial portion of which is contingent upon the consummation of the Merger. B. Riley also became entitled to a fee of $350,000 upon the rendering of its opinion to the Special Committee. In addition, the Company has agreed to indemnify B. Riley and certain related parties for certain liabilities arising out of or related to its engagement and to reimburse B. Riley for certain expenses incurred in connection with its engagement. The Board engaged B. Riley based on B. Riley’s knowledge of the Company and its industry. B. Riley is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes.
B. Riley is a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, B. Riley and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent and their respective affiliates. B. Riley and its affiliates may in the future provide investment banking and other financial services to the Company, Parent and their respective affiliates, for which B. Riley and its affiliates would expect to receive compensation. B. Riley has adopted policies and procedures designed to preserve the independence of its research and credit analysts, whose views may differ from those of the members of the team of investment banking professionals advising the Special Committee.
The Maxwell Filing Persons’ Purposes and Reasons for the Merger
Under the SEC rules governing “going-private” transactions, the Maxwell Filing Persons are affiliates of the Company deemed to be engaged in a “going private” transaction and, therefore, are required to express their purposes and reasons for the Merger to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the Exchange Act. The Maxwell Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Maxwell Filing Persons should not be construed as a recommendation to any Company shareholder as to how that shareholder should vote on the Merger Proposal to approve the Merger Agreement.

For the Maxwell Filing Persons, the primary purpose of the Merger is to enable the Maxwell Filing Persons to acquire, through Parent, all of the common equity of the Company not already owned by them. The Maxwell Filing Persons believe that the Company can be operated more effectively and have greater operating flexibility if they hold all of the common equity of the Company for the following reasons, among others:
•
The need for management of the Company to be responsive to public Class A Common Stock shareholder concerns and to engage in an ongoing dialogue with public shareholders may, at times, distract management’s time and attention from the effective operation and improvement of the business.

•
With only Series A Preferred Stock outstanding, the Company will have greater operational and business flexibility to pursue alternatives, and management will be able to concentrate on long-term growth, reducing the focus on the quarter-to-quarter performance often emphasized by the public equity market’s valuation of the Class A Common Stock.

•	The Company will have the flexibility to pursue transactions with a risk profile that may be unacceptable to many public Class A Common Stock shareholders.
The timing of the making of the Merger Proposal by the Maxwell Filing Persons resulted from a market shift toward more regulatory oversight and regulatory uncertainty in response to the COVID pandemic, the economy and perceived climate change. Combined with severe weather events in the markets served by the Company, these uncertainties have led to probable increases in time and expense required to fully engage with public shareholders, including inflationary pressure on expected legal, audit, compliance and insurance expense. This shift and increase in expense, combined with the Company being a non-regulated utility company with revenue that can vary widely from period to period, led to difficulty in accurately forecasting forward business. The Maxwell Filing Persons concluded that, in light of these factors, it would be difficult to support the consistent growth that public company common shareholders would desire, and the continued cost of supporting public common shareholders would be prohibitive.
The Maxwell Filing Persons also believe that the Merger will enable the Company’s shareholders (other than the holders of Series A Preferred Stock, Excluded Shares and Insider Shares) to immediately realize the value of their investment in the Company through their receipt of the Merger Consideration. The Merger Consideration represents a premium of approximately 17.0% to the Company’s Class A Common Stock closing share price on December 29, 2023, the last trading day prior to the announcement of the execution of the Merger Agreement. The Merger Consideration also represents a 19.7% premium to the 30 trading-day volume-weighted average price as of December 29, 2023 and a 36.5% premium to the 60 trading-day volume-weighted average price as of December 29, 2023. Although the Maxwell Filing Persons believe that there may be significant opportunities associated with their investment in the Company, they also realize that there are substantial risks and that such opportunities may not ever be fully realized.
The Maxwell Filing Persons also considered a variety of potentially negative factors to themselves concerning the Merger Agreement and the Merger, which are listed below, although not listed in any relative order of importance:
•	All risk of any possible decreases in the Company’s revenues, free cash flow, or value following the Merger will be borne by the Maxwell Filing Persons;
•	Risks associated with any pending legal proceedings and possible adverse regulatory changes against the Company will be borne by the Maxwell Filing Persons; and
•	Following the Merger, there will be no trading market for the Surviving Corporation’s common stock.
If the Merger is consummated, the Company’s Class A Common Stock will cease to be traded on NASDAQ and Mr. Maxwell will be the beneficial owner of 100% of the common stock of the Surviving Corporation. The Maxwell Filing Persons believe that structuring the transaction in such manner is preferable to other alternative transaction structures because it (i) will enable Mr. Maxwell and Parent to directly acquire all of the Company’s outstanding Common Stock at the same time and (ii) represents an opportunity for the Company’s public common shareholders (other than the holders of Excluded Shares and Insider Shares) to immediately realize the value of their investment in the Company, particularly in light of the historic limited trading volume of the Company’s Class A Common Stock on NASDAQ.

The foregoing discussion of the information and factors considered by the Maxwell Filing Persons is not intended to be exhaustive, but includes the material factors considered by the Maxwell Filing Persons. In view of the variety of factors considered in connection with their evaluation of the Merger, the Maxwell Filing Persons did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determination. The Maxwell Filing Persons did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support their ultimate determination. The Maxwell Filing Persons based its determination on the totality of the information presented.
Position of the Maxwell Filing Persons as to Fairness of the Merger
Under the SEC rules governing “going private” transactions, the Maxwell Filing Persons are affiliates of the Company and, therefore, are required to express their belief as to the fairness of the Merger to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the Exchange Act. The Maxwell Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Maxwell Filing Persons should not be construed as a recommendation to any Company shareholder as to how that shareholder should vote on the proposal to approve the Merger Agreement.
The Maxwell Filing Persons have interests in the Merger that are different from those of the other shareholders of the Company by virtue of their continuing interest in the Surviving Corporation after the completion of the Merger. The Maxwell Filing Persons attempted to negotiate with the Special Committee the terms of a transaction that would be most favorable to the Maxwell Filing Persons, and not necessarily to the Company’s unaffiliated shareholders. Accordingly, the Maxwell Filing Persons did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such unaffiliated shareholders.
The public shareholders were represented by the Special Committee, which reviewed, evaluated, considered and negotiated the Merger and the Merger Agreement, with the assistance of the Special Committee’s independent legal and financial advisors. None of the Maxwell Filing Persons or any of their affiliates participated in the deliberations of the Special Committee or the Board regarding, or received advice from the Company’s legal advisor or the Special Committee’s legal or financial advisors as to, the substantive or procedural fairness of the Merger to the public shareholders. In addition, none of the Maxwell Filing Persons or any of their affiliates performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the Merger to the public shareholders. The Maxwell Filing Persons believe, however, that the Merger is substantively and procedurally fair to the Company’s shareholders (other than the holders of Excluded Shares and Insider Shares) based on the following factors, among others:
•
The Merger Consideration of $11.00 per share represents a premium of approximately 17.0% to the Company’s closing share price of its Class A Common Stock on December 29, 2023, the last trading day prior to the announcement of the execution of the Merger Agreement.

•
The Merger Consideration of $11.00 per share reflects (i) a premium of approximately 22.2% from the value of $9.00 per share of Class A Common Stock that Mr. Maxwell had proposed in his November Proposal to the Board, and (ii) a premium of approximately 4.8% from the value of $10.50 per share that Mr. Maxwell had proposed in his September Proposal to the Board.

•
The Merger will provide consideration to the Company’s shareholders (other than the holders of Series A Preferred Stock, Excluded Shares and Insider Shares) entirely in cash, thus eliminating any uncertainty in valuing the Merger Consideration and allowing the Company’s shareholders to immediately realize a certain value for all of their shares of Class A Common Stock, as a result of which the Company’s shareholders (other than the holders of Series A Preferred Stock, Excluded Shares and Insider Shares) will no longer be exposed to the various risks and uncertainties related to continued ownership of the shares of Class A Common Stock, including exposure to market, economic and other risks arising from owning an equity interest in a public company, and will have the ability to pursue, if they so choose, other investment alternatives.

•
The Special Committee consisted solely of directors who are independent (i.e., directors who are not affiliated with the Maxwell Filing Persons, are not employees of the Company or any of its affiliates and have no financial interest in the Merger different from, or in addition to the interests of the

Company’s unaffiliated shareholders other than their interests described under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger”) and was established and given authority to, among other things, review, evaluate and negotiate the terms of the Merger and to recommend to the Board what action should be taken by the Company, including not to engage in the Merger and to reject the proposal.
•	The Special Committee retained and was advised by nationally recognized independent legal and financial advisors, each of which has extensive experience in transactions similar to the Merger.
•
The Special Committee and the Board had no obligation to recommend the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, or any other transaction.

•
The Special Committee was deliberative in its process to determine whether the Merger was in the best interests of the Company and the public shareholders and to analyze, evaluate and negotiate the terms of the Merger Agreement and Transactions, including the Merger.

•
Members of the Special Committee do not have any interests in the Merger different from, or in addition to, those of the unaffiliated shareholders, other than (i) the directors’ receipt of compensation in the ordinary course (such as the receipt of cash payments in exchange for their Company RSUs pursuant to the terms of the Merger Agreement), (ii) the Special Committee members’ compensation in connection with its evaluation of the Merger, which is not contingent upon the completion of the Merger or recommendation of the Merger by the Special Committee or the Board (such as compensation in connection with service on the Special Committee), (iii) continuing as directors of the Surviving Corporation following consummation of the Merger and (iv) the directors’ indemnification and liability insurance rights under the Merger Agreement and their corresponding indemnification agreements.

•
No director of the Company who is also a director or an officer of any member of the Maxwell Filing Persons served on the Special Committee, nor has any such person participated in the negotiations of the Merger Agreement on behalf of the Company or in the Special Committee’s evaluation of the Merger Agreement and the Merger. In addition, Mr. Maxwell recused himself from and did not attend or otherwise participate in the meeting of the Board at which the Merger Agreement and the Transactions were discussed and approved. For these reasons, the Maxwell Filing Persons believe that their interest in the Merger did not influence the decision of the Special Committee or the Board with respect to the Merger Agreement or the Merger.

•
The Special Committee unanimously determined and approved that (a) the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, are fair to, and in the best interests of, the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (b) the Merger and the Transactions are in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (c) it is advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (d) it is advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the Transactions (also referred to elsewhere in this Proxy Statement as the “Special Committee Determination”). The Special Committee further recommended (a) that the Board approve the Merger Agreement, the Merger and the Transactions, (b) the Compensation Committee of the Board to take such actions as necessary or appropriate to effect the Transactions, and (c) that the Board submit the Merger Agreement, the Merger and the Transactions to a vote of the Company’s shareholders with a recommendation of the Board that the shareholders (other than the holders of the Excluded Shares and Insider Shares) approve the Merger and the Transactions and (also referred to elsewhere in this Proxy Statement as the “Special Committee Recommendation”).

•
The Board (other than Mr. Maxwell, who recused himself from and did not attend or otherwise participate in the meeting), acting upon the unanimous recommendation of the Special Committee, unanimously approved (a) the Special Committee Recommendation, (b) that the terms of the Merger Agreement, the Merger, the Merger Consideration and the Transactions, are fair to, and in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (c) that the Merger and the Transactions are in the best interests of the Company and its shareholders (other than the holders of the Excluded Shares and Insider Shares), (d) that it is advisable for the Company to execute and deliver the Merger Agreement and to perform its covenants and other obligations under the Merger Agreement and to consummate the Merger upon the terms and conditions set forth in the Merger Agreement, and (e) it is advisable to recommend that the shareholders of the Company approve the Merger Agreement and the transactions contemplated thereby (including the Merger and the Transactions). The Maxwell Filing Persons did not undertake to, and did not make, any determination of the fairness of the Merger Consideration.
•
Notwithstanding that the opinion of B. Riley was provided solely for the information and assistance of the Special Committee and the Maxwell Filing Persons are not entitled to, nor did they, rely on such opinion, the Special Committee received an opinion from B. Riley as to the fairness, from a financial point of view and, as of such date, of the Merger Consideration to be received by the public shareholders pursuant to the terms of the Merger Agreement. The opinion was based upon and subject to various assumptions made, procedures followed, factors considered and limitations on the review undertaken (as more fully described under “—Opinion of the Special Committee’s Financial Advisor” beginning on page 36 of this Proxy Statement).

•
Notwithstanding that the opinion of B. Riley and the financial analyses performed by B. Riley in connection with its opinion were provided solely for the information and assistance of the Special Committee and the Maxwell Filing Persons are not entitled to, nor did they, rely on such opinion or financial analyses, the Merger Consideration of $11.00 per share is within the range of implied per share value indicated by its analysis as set forth in “—Opinion of the Special Committee’s Financial Advisor” beginning on page 36 of this Proxy Statement.

•
The Merger is conditioned upon, among other things, the receipt of the Requisite Company Vote, which requires the affirmative vote of the majority of the shares of the Company’s Common Stock outstanding at the close of business on the Record Date and the Majority of the Minority Shareholder Approval, which requires the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock at the close of business on the Record Date other than any Excluded Shares or Insider Shares.

•
The Merger is not conditioned on any financing being obtained by Parent, thus increasing the likelihood that the Merger will be consummated, and the Merger Consideration will be paid to the unaffiliated shareholders.

•
The Merger Agreement permits the Company in certain circumstances to terminate the Merger Agreement and pay a cash termination fee in an amount equal to the reasonable and documented third party expenses of Parent and Merger Sub incurred in connection with the Merger Agreement, not to exceed $300,000.

•
Shareholders who do not vote in favor of the Merger Agreement and who comply with certain procedural requirements will be entitled, upon completion of the Merger, to exercise statutory appraisal rights under Delaware law.

A primary benefit of the Merger to the Company’s shareholders (other than the holders of Series A Preferred Stock, Excluded Shares and Insider Shares) will be the right of such shareholders to receive the Merger Consideration as described above. Additionally, such shareholders will avoid the risk associated with the Company's continuing turnaround efforts, including any possible decrease in the Company’s future earnings, growth or value.
The primary detriment of the Merger to such Company shareholders is that such Company shareholders will not participate in the future earnings, growth or value (if any) of the Company, including from any improvements in its operating performance from its turnaround efforts or any acquisitions that Parent or the Surviving Corporation may pursue following the Merger. Additionally, the receipt of cash in exchange for shares of Class A Common Stock pursuant to the Merger will generally be a taxable sale transaction for U.S. federal income tax purposes.

In connection with the Merger, the Maxwell Filing Persons members may receive benefits and be subject to obligations that are different from, or in addition to, the benefits received by the Company’s other shareholders generally. The primary benefits of the Merger to the Maxwell Filing Persons include their interest in the Company’s potential future earnings and growth which, if they successfully execute their business strategies, could be substantial.
The primary detriment of the Merger to the Maxwell Filing Persons is the fact that all of the risk of any possible decrease in the Company’s earnings, growth or value will be borne by such holders. Additionally, the investment by the Maxwell Filing Persons in the Company will not be liquid, with no public trading market for the equity of the Surviving Corporation.
The Maxwell Filing Persons did not perform or receive any independent reports, opinions or appraisals from any third party related to the Merger, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to the unaffiliated shareholders.
The foregoing discussion of the factors considered and given weight by the Maxwell Filing Persons in connection with the fairness of the Merger is not intended to be exhaustive but includes all material factors considered by such persons. For these reasons, the Maxwell Filing Persons believe that private ownership of the Common Stock is in the best interest of the Company and that the Merger is in the best interest of, and is substantively and procedurally fair to, the Company’s shareholders (other than the holders of Excluded Shares).
Plans for the Company After the Merger
After the Effective Time of the Merger, Parent anticipates that the Surviving Corporation, due to Mr. Maxwell’s beneficial ownership of 100% of the common stock thereof, will implement operating efficiencies. In addition, Parent intends to continue the Company’s strategy of selling retail energy, operating in applicable utility service territories, and sourcing power and gas. Parent expects that the Surviving Corporation’s operations will be otherwise conducted substantially as they are currently being conducted by the Company. The current directors and officers of the Company will be the directors of the Surviving Corporation after the Merger.
Following consummation of the Merger, the Surviving Corporation’s management and board of directors may initiate a review of the Surviving Corporation and its assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what changes, if any, would be desirable following the Merger to enhance the business and operations of the Surviving Corporation and may cause the Surviving Corporation to engage in transactions that the management or the board of directors of the Surviving Corporation determines are in the best interest of the Surviving Corporation upon such review. The Maxwell Filing Persons expressly reserve the right to make any changes to the Surviving Corporation’s operations after consummation of the Merger that they deem appropriate in light of such evaluation or in light of future developments.
Certain Effects of the Merger
If the Merger Agreement is approved by the Requisite Company Vote and the other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into the Company, at which time the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation of the Merger, with all of the property, rights, privileges, powers and franchises of each of the Company and Merger Sub vesting in the Surviving Corporation, and all debts, liabilities and duties of each of the Company and Merger Sub becoming the debts, liabilities and duties of the Surviving Corporation.
At the Effective Time:
•
each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares and any Dissenting Shares, will be automatically canceled and converted into the right to receive the Merger Consideration;

•	all Excluded Shares (other than the Maxwell Shares) will be canceled without payment of any consideration thereof;
•
each Dissenting Share will be canceled and converted into the right to receive payment of such amounts that are payable in accordance with Section 262 of the DGCL and will not have the right to receive the Merger Consideration, unless and until such shareholder loses, waives or withdraws its rights as a dissenting Company shareholder;

•	each Maxwell Share issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Class A Common Stock of the Surviving Corporation;
•
each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Class B Common Stock of the Surviving Corporation;

•
as described below under “The Merger Agreement—Treatment of Company Equity Awards,” all of the (i) Company RSUs (other than the Maxwell RSUs), all of which are held by current and former employees and directors of the Company, including its executive officers, will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holders of such Company RSUs, be canceled, extinguished and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration multiplied by (b) the total number of shares of Common Stock underlying the Company RSUs, and (ii) Maxwell RSUs will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Maxwell RSUs, be canceled and extinguished, and no consideration will be delivered or deliverable therefor;

•
each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as preferred stock of the Surviving Corporation; and

•
each share of capital stock of Merger Sub will be converted into and represent one fully-paid and nonassessable share of Class A Common Stock, so that, after the Effective Time, Parent will be the holder of all of the issued and outstanding shares of Class A Common Stock.

If the Merger is consummated, at the Effective Time, Mr. Maxwell will be the beneficial owner of 100% of the common stock of the Surviving Corporation. The Company’s Series A Preferred Stock will remain outstanding as preferred stock of the Surviving Corporation.
Following the completion of the Merger, the Class A Common Stock will no longer be listed on the NASDAQ. The Series A Preferred Stock will remain outstanding and the Company will continue to file periodic and other reports with the SEC with respect to the Series A Preferred Stock, although holders of Class A Common Stock will no longer have an equity interest in the Company and will not participate in any potential future earnings of the Company.
The table below sets forth the direct and indirect interests in the Company’s net book value and net earnings of the shares held by the Maxwell Filing Persons prior to and immediately after the Merger, based upon the net book value of the Company at December 31, 2023, and the net income of the Company for the year ended December 31, 2023.
	Ownership of the Company Prior to the Merger			Ownership of the Company After the Merger
	(in thousands except % ownership)
	% Ownership	Net book value at December 31, 2023	Net earnings for the year ended December 31, 2023	% Ownership	Net book value at December 31, 2023	Net earnings for the year ended December 31, 2023
Maxwell Filing Persons	65.7%	$25,438	$17,151	100%	$38,719	$26,105
We have calculated net book value as our total assets less our total liabilities and Series A Preferred Stock.
Effects on the Company if the Merger is not Consummated
If the holders of the Common Stock do not approve the Merger Proposal or if the Merger is not consummated for any other reason, the holders of the Common Stock will not receive any payment for their shares of Common Stock. Instead, the Class A Common Stock will continue to be listed and traded on the NASDAQ, and the Company’s shareholders will continue to be subject to similar risks and opportunities as they currently are experiencing with respect to their ownership of Class A Common Stock. If the Merger is not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of the Class A Common Stock, including the risk that the market price of the Class A Common Stock may decline to the extent that the current market price of the Class A Common Stock reflects a market assumption that the Merger will be consummated. If the Company’s shareholders do not approve the Merger Proposal or if the Merger is not consummated for any other reason, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, prospects or results of operations of the Company will not be adversely impacted, including as a result of the significant costs and expenses incurred by the Company in connection with the Merger.
Under certain circumstances, if the Merger is not consummated, the Company may be required to pay Parent a Termination Fee, as described in more detail in the section entitled “The Merger Agreement—Termination Fees and Expenses” beginning on page 94.
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendation of the Board that you vote in favor of the Merger Proposal, you should be aware that aside from their interests as shareholders of the Company, the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, those of other shareholders of the Company generally. The members of the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and Transactions, including the Merger, and in making it recommendations to the Board, which was also aware of and took into account these interests, among other matters, when making its recommendation that the shareholders of the Company vote in favor of the Merger Proposal. See “Special Factors—Background of the Merger” beginning on page 14, and “Special Factors—Purposes and Reasons of the Company for the Merger; Recommendation of the Board and the Special Committee; Fairness of the Merger” beginning on page 24.
The Company’s shareholders should take these interests into account in deciding whether to vote “FOR” the Merger Proposal. These interests are described in more detail below, and certain of them are quantified in the narrative and the table below. Prior to execution and delivery of the Merger Agreement, neither the Company nor the Special Committee had any discussions with any directors or executive officers of the Company regarding employment by or compensation from the Surviving Corporation in connection with the Merger, and Parent has advised the Company that, except as described below, it has not had any such discussions with any directors or executive officers of the Company.
Compensation of the Special Committee
The Special Committee consists of three independent members of the Board, Ms. Bush and Messrs. Hartwick and Kennedy. By unanimous written consent effective September 11, 2023, and ratified on November 16, 2023, the Board adopted resolutions providing that each member of the Special Committee would receive $1,000.00 in cash per meeting for their efforts engaging in discussions concerning and negotiating the terms and provisions of a potential transaction involving the Company. Additionally, the Chair of the Special Committee receives a fee of $10,000.00 per year. These fees are not dependent on the closing of the Merger or on the Special Committee’s or the Board’s approval of, or recommendations with respect to, the Merger.
In recommending and approving the compensation to be paid to members of the Special Committee, the Board considered, among other things, historical compensation of special committees of the Company, the size of the Company and the size of any potential transaction.
Indemnification of Directors and Officers; Directors’ and Officers’ Insurance
Our certificate of incorporation provides that none of our directors will be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which one of our directors is not personally liable as set forth in the preceding sentence, such directors will not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director. Under Section 102(b)(7) of the DGCL, the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty can be limited or eliminated except (1) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL (relating to unlawful payment of dividend or unlawful stock purchase or redemption); or (4) for any transaction from which the director derived an improper personal benefit.

These provisions do not limit or eliminate the Company’s rights or those of any shareholder to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director’s fiduciary duty. These provisions will not alter a director’s liability under federal securities laws.
Our bylaws provide that we are required to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was one of our directors or officers or, while one of our directors or officers, is or was serving at our request as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding.
Our bylaws further provide that we are required, to the fullest extent not prohibited by applicable law as it presently exists or may be amended, pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding will be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified.
We have entered into indemnification agreements with each of our directors and our executive officers. The indemnification agreements require us, among other things, to indemnify our directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.
The certificate of incorporation and bylaws of the Surviving Corporation will contain provisions regarding the exculpation, advancement of expenses and indemnification no less favorable than those set forth in the certificate of incorporation and bylaws of the Company in effect as of the date of the Merger Agreement, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were former or present directors or officers of the Company, unless such modification is required by applicable laws.
From the Effective Time until the six year anniversary of the Effective Time, Parent and the Surviving Corporation will jointly and severally indemnify, defend and hold harmless, each person who was as of the date of the Merger Agreement, or has been at any time prior thereto or who becomes prior to the Effective Time, a director, officer or employee of the Company or any of its subsidiaries or who acts as a fiduciary under any employee benefit plan of the Company or any of its subsidiaries (each, an “Indemnified Person”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), obligations, liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such person is or was a director, officer, employee or agent of the Company or any of its subsidiaries, a fiduciary under any employee benefit plan of the Company or any of its subsidiaries or is or was serving at the request of the Company or any of its subsidiaries as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by such person in any such capacity, whether pertaining to any act or omission occurring, alleged to have occurred, or existing prior to, at or after the Effective Time and whether asserted or claimed prior to, at or after the Effective Time (“Indemnified Liabilities”), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, the Merger Agreement or the Transactions, or the approval or recommendations thereof by the Board or the Special Committee, in each case to the fullest extent permitted under applicable law (and Parent and the Surviving Corporation will, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such proceeding to each Indemnified Person to the fullest extent permitted under applicable law).

The certificate of incorporation and bylaws of the Surviving Corporation (the “Organizational Documents”) will contain provisions regarding the exculpation, advancement of expenses and indemnification no less favorable than those set forth in the Organizational Documents of the Company in effect as of the date of the Merger Agreement, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were former or present directors or officers of the Company, unless such modification is required by applicable laws.
During the period from the Effective Time until six years from the Effective Time, Parent or the Surviving Corporation will procure and maintain “tail” insurance policies with a claims period of at least six years from the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance in an amount and scope at least as favorable as the Company’s existing policies with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time. Additionally, in the event that Parent or the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or transfers all or substantially all of its properties and assets to any person, then, in each such case, proper provisions will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the aforementioned obligations. Parent and the Surviving Corporation have also agreed not to sell, transfer, distribute or otherwise dispose of any of their assets in a manner that would reasonably be expected to render Parent or Surviving Corporation unable to satisfy the aforementioned obligations.
Merger Proceeds in Respect of Company Equity-Based Awards
At the Effective Time, all of the Company RSUs other than the Maxwell RSUs, all of which are held by current and former employees and directors of the Company, including its executive officers, will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holders of such Company RSUs, be canceled, extinguished and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration ($11.00 per share) multiplied by (b) the total number of shares of Common Stock underlying the Company RSUs. At the Effective Time, all of the Maxwell RSUs will automatically be canceled and extinguished, and no consideration therefor will be delivered or deliverable to Mr. Maxwell. Each Company RSU and Maxwell RSU represents the right to receive, upon vesting, one share of Class A Common Stock, cash, or a combination of both, and also includes tandem dividend equivalents which will vest upon the same schedule as the underlying Company RSU or Maxwell RSU, as applicable.
As of March 18, 2024, the Company’s directors and executive officers (other than Mr. Maxwell) held 44,998 Company RSUs, and Mr. Maxwell held 78,089 Maxwell RSUs. Additionally, as of March 18, 2024, there were an additional 43,953 Company RSUs outstanding held by Company employees, Ms. Clay and a former employee of the Company.

The following table shows, for each member of the Board and for each executive officer of the Company, as applicable the number of shares of Class A Common Stock underlying outstanding Company RSUs and Maxwell RSUs and the value of such awards. The values in the table below have been determined using the Merger Consideration of $11.00 per share of Class A Common Stock (other than the Maxwell RSUs), and are based on applicable holdings as of March 18, 2024, which date is the assumed date of the Effective Time solely for purposes of this compensation-related disclosure.
Name	Number of Restricted Stock Units That Have Not Vested(1) (#)	Value of Restricted Stock Units That Have Not Vested
W. Keith Maxwell, III	78,089	$—(2)
Mike Barajas	20,946	$230,406
Paul Konikowski	18,180	$199,980
Amanda E. Bush	2,936	$32,296
Kenneth M. Hartwick	2,936	$32,296
Stephen Kennedy	—	—
(1)	We completed a 1 for 5 reverse stock split on March 21, 2023. All historical RSU amounts included herein have been adjusted to reflect this reverse stock split.
(2)	At the Effective Time, all of the Maxwell RSUs will automatically be canceled and extinguished and no consideration therefor will be delivered or deliverable to Mr. Maxwell.
Outstanding Shares of Class A Common Stock Held by Directors and Executive Officers
The members of the Board and the executive officers of the Company that own Class A Common Stock will receive the same Merger Consideration of $11.00 per share of Common Stock, on the same terms and conditions as other holders of the Class A Common Stock (other than the Maxwell Shares). The Maxwell Shares will be unchanged and remain issued and outstanding as Class A Common Stock of the Surviving Corporation following consummation of the Merger.
The following table shows, for each member of the Board and for each executive officer of the Company, as applicable: (1) the number of shares of Class A Common Stock held by such individual, and (2) the value of such Class A Common Stock. The values in the table below have been determined using the Merger Consideration of $11.00 per share of Class A Common Stock, and are based on applicable holdings as of March 18, 2024, which date is the assumed date of the Effective Time solely for purposes of this compensation-related disclosure.
Name	Number of Shares of Class A Common Stock (#)(1)	Value of Class A Common Stock
W. Keith Maxwell, III	748,748	—(2)
Mike Barajas	4,471	$49,181
Paul Konikowski	2,103	$23,133
Amanda E. Bush	4,184	$46,024
Kenneth M. Hartwick	12,126	$133,386
Stephen Kennedy	—	—
(1)	We completed a 1 for 5 reverse stock split on March 21, 2023. All historical share amounts included herein have been adjusted to reflect this reverse stock split.
(2)	At the Effective Time, all of the Maxwell Shares will be unchanged and remain issued and outstanding as Class A Common Stock of the Surviving Corporation.

Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K, the table below sets forth the compensation that is based on or otherwise relates to the Merger that may become payable to each of the Company’s named executive officers in connection with the Merger. The amounts indicated in the table below are estimates of the amounts that would be payable assuming, solely for purposes of this table, that the Merger was consummated on December 31, 2023, and that the employment of each of the named executive officers was immediately terminated by the Company for convenience. In addition to the assumptions regarding the consummation date of the Merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the actual values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below.
Name	Cash(1)(2) ($)	Equity(3) ($)	Perquisites / Benefits(4) ($)	Total ($)
W. Keith Maxwell, III(5)	—	—	$28,396	$28,396
Mike Barajas	$625,000	$230,406	$48,157	$903,563
Paul Konikowski	$875,000	$199,980	$13,850	$1,088,830
Barbara Clay	—	$56,617	—	$56,617
(1)
There are no pension/nonqualified deferred compensation benefit enhancements, tax reimbursement or other payments to the named executive officers that are required to be disclosed in this table pursuant to Item 402(t) of Regulation S-K.

(2)
Mr. Maxwell’s Employment Agreement and Ms. Clay’s Consulting Agreement do not trigger any lump sum payments upon a change of control. For Mr. Barajas and Mr. Konikowski, consists of a (1) lump sum severance payment equal to the sum of (a) the executive’s annual 2023 base salary in effect which for Mr. Barajas is $250,000 and for Mr. Konikowski is $350,000, and (b) the full target annual bonus for the year ended December 31, 2023, which for Mr. Barajas is $187,500 and for Mr. Konikowski is $262,500, (2) a prorated target bonus for the year ended December 31, 2023, which for this disclosure is the total target bonus for 2023 assuming a termination on December 31, 2023 of $187,500 for Mr. Barajas and $262,500 for Mr. Konikowski, and (3) any unpaid bonus with respect to the year ended December 31, 2022, which the Company has not included because such bonuses were already paid in 2023.

(3)
Consists of full vesting of any outstanding unvested Company RSUs held by the named executive officer under our Incentive Plan as of December 31, 2023, and based on the Merger Consideration to be paid to holders of Class A Common Stock (other than Mr. Maxwell) of $11.00 pursuant to the Merger Agreement. For additional information, see “The Merger Agreement—Treatment of Company Equity Awards” and “The Merger Agreement—Payment of Merger Consideration”.

(4)	Consists of 18 months continuing coverage under COBRA.
(5)	At the Effective Time, all of the Maxwell RSUs will automatically be canceled and extinguished and no consideration therefor will be delivered or deliverable to Mr. Maxwell under the Merger Agreement.
Employment and Other Arrangements with the Company’s Named Executive Officers
Employment Agreement with Mr. Maxwell
In March 2020, we entered into an employment agreement with Mr. Maxwell, by which Mr. Maxwell was named Interim President and Interim Chief Executive Officer of the Company and all of its wholly-owned subsidiaries. Mr. Maxwell was appointed to Chief Executive Officer in November 2020.
Mr. Maxwell’s employment agreement provides for a term beginning March 13, 2020 and continuing in force and effect until the appointment of a new person or persons as President and/or Chief Executive Officer.
Mr. Maxwell’s employment agreement further provides that:
•	Mr. Maxwell will have an annual base salary of $1.00;
•	Mr. Maxwell is eligible to participate in any annual bonus plan established by the Company;
•	Mr. Maxwell is eligible to participate in the Company’s benefit plans and programs;
•	the Company will indemnify and hold Mr. Maxwell harmless for all acts and omissions during his employment to the maximum extent possible; and
•	the Company will purchase and maintain directors’ and officers’ liability insurance providing coverage for Mr. Maxwell.

Employment Agreements with Messrs. Barajas and Konikowski
In November 2021, we entered into an employment agreement with each of Mr. Barajas and Mr. Konikowski. Each of the employment agreements provides for an initial term through December 31, 2022. The terms of each of the employment agreements automatically renews for periods of 12 months unless a party under the employment agreements provides notice of non-renewal at least 30 days prior to the expiration of the then-existing term.
The employment agreements each provide that, in the event the relevant executive is terminated by us other than for “cause” or the executive’s employment terminates due to either our election not to renew the term of the agreement or the executive’s resignation for “good reason,” the executive will, subject to execution of a release of claims, be entitled to receive the following payments and benefits:
•
12 months’ base salary plus an additional amount equal to the employee’s target bonus for the year of termination pro-rated based upon the number of days employee was employed in the calendar year of termination and based upon our actual performance through such date of termination, payable in twelve substantially equal installments (the “Severance Payment”);

•	any bonus earned for the calendar year prior to the year in which the termination occurs but which is unpaid as of the date of termination (the “Post-Termination Bonus Payment”); and
•	full vesting of any outstanding unvested awards held by the executive under the incentive plan of the Company.
“Cause” under the employment agreements is generally defined to include (a) a material uncured breach by the executive of the employment agreement or any other obligation owed to us, (b) commission of an act of gross negligence, willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement, (c) any conviction, indictment or plea of nolo contendere with respect to any felony or any crime involving moral turpitude, (d) willful failure to perform obligations pursuant to the employment agreement or failure or refusal to follow the lawful instructions of our Board and (e) any conduct which is materially injurious to us.
“Good Reason” under the employment agreements is generally defined to include (a) a material diminution in base salary, (b) a material diminution in title, duties, authority or responsibilities, (c) relocation by more than fifty miles or (d) material and uncured breach of the employment agreement by us.
A non-renewal of the term of the employment agreement by the employee, a termination by reason of employee’s death or disability, a termination by the Company for Cause, or a termination of employment by employee without Good Reason, or a separation in connection with a “Change in Control” described, does not give rise to a right to the Severance Payment or Post-Termination Bonus Payment.
If within 120 days prior to execution of a definitive agreement for a “Change in Control” transaction and ending 365 days after consummation or final closing of such transaction, the relevant executive’s employment is terminated by us other than for “cause” or the executive’s employment terminates due to either our election not to renew the term of the agreement or the executive’s resignation for “good reason,” subject to execution of a release of claims and other conditions, the relevant executive is entitled to receive the following payments and benefits:
•
a lump sum payment equal to 1.0 times the employee’s base salary then in effect, and the full target annual bonus for the year in which termination occurs, and payable within 15 days following the date in which employment is terminated;

•
any bonus earned for the calendar year prior to the year in which the termination occurs but which is unpaid as of the date of termination, payable within 15 days following the date in which employment is terminated;

•
a pro rata target annual bonus for the year of termination, calculated based upon our actual performance through such date and payable within 15 days following the date in which employment is terminated;

•	full vesting of any outstanding awards held by the executive under the incentive plan of the Company; and
•	reimbursement or payment of certain continuing health benefits, if elected by the executive.

The employment agreements generally define “Change in Control” to mean:
•
the consummation of an agreement to acquire or a tender offer for beneficial ownership by any person, of 50% or more of the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors, or by any person of 90% or more of the then total outstanding shares of Class A Common Stock;

•	individuals who constitute the incumbent Board cease for any reason to constitute at least a majority of the Board;
•	consummation of certain reorganizations, mergers or consolidations or a sale or other disposition of all or substantially all of our assets;
•	approval by our shareholders of a complete liquidation or dissolution;
•
a public offering or series of public offerings by Parent and its affiliates, as a selling shareholder group, in which their total interest drops below 10 million of our total outstanding voting securities;

•	a disposition by Parent and its affiliates in which their total interest drops below 10 million of our total outstanding voting securities; or
•
any other business combination, liquidation event of Parent and its affiliates or restructuring of us which the Compensation Committee deems in its discretion to achieve the principles of a Change in Control.

The employment agreements also provide for noncompetition and non-solicitation covenants which are in effect during the period of the executive’s employment and for a period of 12 months thereafter.
Consulting Agreement with Good Counsel
On August 27, 2020, we entered into the Consulting Agreement with Good Counsel Legal Services, LLC, pursuant to which Ms. Clay agreed to fulfill the role of Acting General Counsel and Secretary. On August 1, 2021, the Consulting Agreement was amended to reflect a change of the entity from Good Counsel Legal Services, LLC to Good Counsel Group LLC, and on November 28, 2022 to increase the monthly amount from $50,000 to $60,000, effective December 1, 2022.
On July 5, 2023, the Consulting Agreement was further amended to reflect a change in (i) the amounts payable, (ii) Ms. Clay’s title from Acting General Counsel and Secretary of the Company to Consultant and (iii) the services to be performed by Ms. Clay under the Consulting Agreement. Pursuant to the Consulting Agreement, as amended on July 5, 2023, Ms. Clay will assist the Company and its legal team and lawyers, on a part-time, as needed basis, on Company legal matters, regulatory matters and legal strategy at a rate of $350.00 per hour.
In addition to the fees mentioned above, the Consulting Agreement also provided for (a) a one-time $50,000 sign-on bonus to be paid to Good Counsel, and (b) a grant to Ms. Clay of 5,500 restricted stock units, half of which vested on May 18, 2021, and the other half of which vested on May 18, 2022.
The Consulting Agreement provides that outstanding RSUs will vest upon a Change in Control. The Consulting agreement generally defines “Change in Control” to mean:
•
the consummation of an agreement to acquire or a tender offer for beneficial ownership by any person, of 50% or more of the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors, or by any person of 90% or more of the then total outstanding shares of Class A Common Stock;

•	individuals who constitute the incumbent board cease for any reason to constitute at least a majority of the Board;
•	consummation of certain reorganizations, mergers or consolidations or a sale or other disposition of all or substantially all of our assets or an acquisition of assets of another entity;
•	approval by our shareholders of a complete liquidation or dissolution;
•
a public offering or series of public offerings by Parent and its affiliates, as a selling shareholder group, in which their total interest drops below 10 million of our total outstanding voting securities;

•	a disposition by Parent and its affiliates in which their total interest drops below 10 million of our total outstanding voting securities; or
•
any other business combination, liquidation event of Parent and its affiliates or restructuring of us which the Compensation Committee deems in its discretion to achieve the principles of a Change in Control.

The Consulting Agreement provides for an initial term from September 1, 2020 to August 31, 2022. On or after August 1, 2022, we may terminate the Consulting Agreement by giving written notice that Consulting Agreement ends 60 days from the date of the written notice. If we do not provide such notice, the Consulting Agreement will continue month-to-month until we terminate it by providing 60 days’ advance written notice. We may also terminate the Consulting Agreement at any time for Cause.
“Cause” under the Consulting Agreement is generally defined to include (a) a material uncured breach by the executive of the Consulting Agreement or any other obligation owed to us, (b) commission of an act of gross negligence, willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement, (c) any conviction, indictment or plea of nolo contendere with respect to any felony or any crime involving moral turpitude, (d) willful failure to perform obligations pursuant to the Consulting Agreement or failure or refusal to follow the lawful instructions of our Board and (e) any conduct which is materially injurious to us.
Intent to Vote in Favor of the Merger
The Company’s directors and executive officers have informed the Company that, as of the date of this Proxy Statement, (i) the directors and executive officers intend to vote all of the shares of Common Stock owned by them in favor of the Merger Proposal, and (ii) the executive officers have not made a recommendation either in support of or opposed to the Merger Proposal. As of March 18, 2024, the Company’s directors and executive officers beneficially owned, in the aggregate, 4,771,632 shares of Common Stock (which includes (a) 22,884 shares of Class A Common Stock owned by the Company’s directors and executive officers (other than Mr. Maxwell) and (b) 748,748 shares of Class A Common Stock and 4,000,000 shares of Class B Common Stock beneficially owned by Mr. Maxwell) entitled to vote at the Special Meeting, or approximately 66.0% of the outstanding shares of Common Stock entitled to vote at the Special Meeting.
Surviving Corporation Directors and Executive Officers
Parent intends that, in addition to Mr. Maxwell, Ms. Bush, and Messrs. Hartwick and Kennedy will become directors of the Surviving Corporation immediately following consummation of the Merger. Additionally, Parent intends that, in addition to Mr. Maxwell, the Company’s other executive officers will continue as the initial executive officers of the Surviving Corporation.
Accounting Treatment of the Merger
The Merger will be accounted for in accordance with GAAP. The Company does not believe the Merger will have a material impact on the accounting for the Company.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger to U.S. Holders (as defined in this Proxy Statement) of the shares of Class A Common Stock. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that may be relevant to a holder of shares of Class A Common Stock in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, (the “Code”), the Treasury Regulations promulgated under the Code, judicial authority, published administrative positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect as of the date of this Proxy Statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. This discussion does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation, nor does it address any aspects of the unearned income Medicare contribution tax. In addition, this discussion only applies to the shares of Class A Common Stock that are held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code and does not address tax considerations applicable to any holder of the shares of Class A Common Stock that may be subject to special treatment under U.S. federal income tax law, including:
•	a bank or other financial institution;
•	a tax-exempt organization;
•	a retirement plan or other tax-deferred account;
•	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);
•	a person holding a direct or indirect interest in Parent or Merger Sub;
•	an insurance company;
•	a mutual fund;
•	a regulated investment company or real estate investment trust;
•	a dealer or broker in commodities, stocks, securities or in currencies;
•	a dealer or trader in securities that elects mark-to-market treatment;
•	a controlled foreign corporation;
•	a passive foreign investment company;
•	a Company shareholder that owns, or has owned, actually or constructively, more than 5% of the shares of Common Stock;
•	a Company shareholder subject to the alternative minimum tax provisions of the Code;
•	a Company shareholder that received the shares of Common Stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;
•	a person that has a functional currency other than the U.S. dollar;
•	a person that is required to report income no later than when such income is reported in an “applicable financial statement”;
•	a person that holds shares of Common Stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;
•	a Company shareholder that is not exchanging its shares of Common Stock for cash pursuant to the Merger; and
•	certain former U.S. citizens or long-term residents.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Class A Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partner and the partnership. Any such partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes), and any partners thereof, that hold the shares of Class A Common Stock should consult their own tax advisors regarding the tax consequences of exchanging the shares of Class A Common Stock pursuant to the terms of the Merger Agreement. In addition, holders of shares of Class A Common Stock who are not U.S. Holders may be subject to different tax consequences than those described below and are urged to consult their tax advisors regarding their tax treatment under U.S. and non-U.S. tax laws.
The following summary is for general informational purposes only and is not a substitute for careful tax planning and advice. Holders of shares of Class A Common Stock are urged to consult their own tax advisor with respect to the specific tax consequences to them of the Merger in light of their own particular circumstances, including U.S. federal estate, gift and other non-income tax consequences, and tax consequences under state, local and non-U.S. tax laws.

U.S. Holders
The following is a summary of the material U.S. federal income tax consequences of the Merger that will apply to U.S. Holders. For purposes of this discussion, the term “U.S. Holder” refers to a beneficial owner of the shares of Class A Common Stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident in the United States;
•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) the trust has validly elected to be treated as a “United States person” under applicable Treasury Regulations.

The exchange of the shares of Class A Common Stock by a U.S. Holder for Merger Consideration pursuant to the terms of the Merger Agreement will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder will generally recognize gain or loss equal to the difference, if any, between the amount of the Merger Consideration received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock exchanged therefor. Gain or loss will generally be determined separately for each block of the shares of Class A Common Stock (generally, the shares of Class A Common Stock acquired at the same cost in a single transaction) held by such U.S. Holder. Such gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if such U.S. Holder’s holding period for the shares of Class A Common Stock is more than one year at the time of the exchange. Long-term capital gains recognized by a non-corporate U.S. Holder are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of shares of Class A Common Stock that is neither a U.S. Holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of the Merger Consideration pursuant to the terms of the Merger Agreement, unless:
•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Common Stock pursuant to the terms of the Merger Agreement, and certain other requirements are met; or

•
the Company is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five year period ending on the date of the consummation of the Merger or the period that the Non-U.S. Holder held the shares of Class A Common Stock and, in the case where the shares of Class A Common Stock are treated as regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the shares of Class A Common Stock at any time within the shorter of the five year period preceding the Merger or such Non-U.S. Holder’s holding period for the shares of Class A Common Stock. There can be no assurance that the Class A Common Stock will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
Gain described in the third bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We will be classified as a U.S. real property holding corporation if the fair market value of the Company’s “United States real property interests” equals or exceeds 50% of the sum of the fair market value of the Company’s worldwide real property interests plus the Company’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We believe that we are not, and do not anticipate becoming, a U.S. real property holding corporation. However, such determination is factual in nature and subject to change and the Company can give no assurance that the foregoing rules governing U.S. real property holding corporations will not be relevant for Non-U.S. Holders. Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them if the Company is or has been a U.S. real property holding corporation.
Information Reporting and Backup Withholding Tax
Proceeds from the exchange of the shares of Class A Common Stock for cash pursuant to the Merger generally will be subject to information reporting. In addition, backup withholding tax at the applicable rate (currently 24%) generally will apply unless the applicable U.S. Holder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed IRS Form W-9) or otherwise establishes an exemption from backup withholding tax. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding tax rules from a payment to a U.S. Holder will be allowed as a credit against that holder’s U.S. federal income tax liability and may entitle the holder to a refund, provided, that, the required information is timely furnished to the IRS. Each U.S. Holder should duly complete, sign and deliver to the Paying Agent (as defined in this Proxy Statement) an appropriate IRS Form W-9 to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the Paying Agent (as defined in this Proxy Statement).
A Non-U.S. Holder generally certifies its status as such by providing a properly completed and signed IRS Form W-8ECI, W-8BEN or W-BEN-E. A Non-U.S. Holder that does not provide such form generally will be presumed to be a U.S. Holder, subject to backup withholding tax as described above.
Regulatory Approvals/Filings; Third Party Consents
In connection with the Merger, the Company is required to make certain filings with, and comply with certain laws of, various federal and state governmental agencies, including filing the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL at the closing of the Merger and complying with U.S. federal securities laws.
The Company filed the application required for Federal Energy Regulatory Commission (“FERC”) approval on March 18, 2024. The Company anticipates obtaining approval prior to the date of the Special Meeting. Although no similar state-level approvals are required for the Merger, the Company is required to make certain notice filings with a handful of state regulatory bodies following the Effective Date of the Merger.
The Company’s Credit Agreement, dated June 30, 2022, by and among the Company, Spark HoldCo and the other subsidiaries of the Company and Spark HoldCo thereto, as co-borrowers, Woodforest National Bank, as administrative agent, swing bank, swap bank, issuing bank, joint-lead arranger, sole bookrunner and syndication agent, BOKF, NA (d/b/a Bank of Texas), as joint-lead arranger and issuing bank, and the other financial institutions party thereto (the “Senior Credit Facility”) contains a covenant that requires the prior written consent of at least two or more financial institutions having more than 50% of the commitments pursuant to the Senior Credit Facility (the “Banks”) before the Merger and the Transactions may be consummated. On February 8, 2024, we obtained the written consent of the Banks to consummate the Merger and the Transactions.
For additional information, see “The Merger Agreement—Regulatory Approvals/Filings; Third Party Consents”.
Delisting and Deregistration of the Class A Common Stock
If the Merger is consummated, shares of the Class A Common Stock will no longer be publicly traded and will be delisted from the NASDAQ. Additionally, the Class A Common Stock will be deregistered under the Exchange Act, and the Company will no longer be required to file periodic reports with the SEC with respect to the Class A Common Stock.
Continued Listing and Registration and Limited Conversion Rights Upon a Change of Control of the Series A Preferred Stock
Continued Listing and Registration of the Series A Preferred Stock
In addition to the Class A Common Stock, the Company’s Series A Preferred Stock is also registered under the Exchange Act, and is listed on the NASDAQ. The Merger will not have any impact on the registration of the Series A Preferred Stock under the Exchange Act or the continued listing of the Series A Preferred Stock on NASDAQ. Accordingly, the Company expects that it will continue to be subject to the Exchange Act and continue to file reports with the SEC under the Exchange Act.
Limited Conversion Rights Upon Change of Control of Series A Preferred Stock
Upon the occurrence of a Change of Control under the Certificate of Designations of Rights and Preferences of the Series A Preferred Stock (the “Certificate of Designations”), each holder of shares of Series A Preferred Stock has the right to convert some or all of the shares of Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”).
A “Change of Control” is deemed to occur when, after the original issuance of the Series A Preferred Stock, any person that is a holder of the Class B Common Stock as of the date of such issuance becomes the beneficial owner, directly or indirectly, of more than 75% of the total voting power of all the Class A Common Stock and Class B Common Stock entitled to vote generally in the election of directors, measured by voting power rather than number of shares of Class A Common Stock and Class B Common Stock. Because a Change of Control includes a transaction where any person who is a holder of the Class B Common Stock as of the date of the offering of the Series A Preferred Stock becomes the beneficial owner of more than 75% of the total voting power of the Common Stock on a combined basis, the Merger will constitute a Change of Control because Mr. Maxwell, as the beneficial owner of the Class B Common Stock when the Series A Preferred Stock was issued, will acquire 100% of the total voting power of the Class A Common Stock and Class B Common Stock.
Upon a Change of Control, at the option of the holder, the Series A Preferred Stock converts into a number of shares of Class A Common Stock per share of Series A Preferred Stock (the “Common Stock Conversion Consideration”), which is equal to the lesser of:
•
the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per share of Series A Preferred Stock plus the amount of any accumulated and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined below) (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding dividend payment date (as defined in the Certificate of Designations), in which case no additional amount for such accumulated and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (such quotient, the “Conversion Rate”); and

•	0.73394 shares of Class A Common Stock (the “Share Cap”).
The Certificate of Designations initially designated a Share Cap of 1.83482, but the Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
The original Share Cap of 1.83482, as adjusted for the Company’s 2-to-1 forward split in June 2017, and the 5-to-1 reverse split in March 2023, is 0.73394.
In the case of a Change of Control pursuant to which the Class A Common Stock will be converted into cash (the “Alternative Form Consideration”), a holder of Series A Preferred Stock will receive upon conversion of such Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of our Class A Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”).
The “Common Stock Price” is the amount of cash consideration per share of our Class A Common Stock in the Merger since the consideration to be received in the Change of Control by the holders of shares of Class A Common Stock is solely cash.
Accordingly, the Merger will result in a Change of Control Conversion Right in which holders of the Series A Preferred Stock will have the right to convert each share into Alternative Form Consideration of $8.01 (0.73394 multiplied by $11.00). Because the Alternative Form Consideration is less than the current trading price of the Series A Preferred Stock, we do not expect holders of Series A Preferred Stock to elect to exercise their limited Change of Control Conversion Rights, and that the Series A Preferred Stock will continue to remain outstanding and traded on NASDAQ following consummation of the Merger.
Within 15 days following the occurrence of a Change of Control upon the closing of the Merger, the Company will provide to holders of shares of Series A Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. This notice will state the following:
•	the events constituting the Change of Control;
•	the date of the Change of Control;
•	the last date on which the holders of shares of Series A Preferred Stock may exercise their Change of Control Conversion Right;
•	the method and period for calculating the Common Stock Price;
•	the effective date (the “Change of Control Conversion Date”);
•
that if, prior to the Change of Control Conversion Date, we have provided or provide irrevocable notice of our election to redeem all or any shares of our Series A Preferred Stock, holders will not be able to convert their shares of Series A Preferred Stock designated for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right (unless we default in payment of the redemption price and all accumulated and unpaid dividends);

•	if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock;
•	the name and address of the paying agent and the conversion agent;
•	the procedures that the holders of shares of Series A Preferred Stock must follow to exercise their Change of Control Conversion Right; and
•	the last date on which holders of shares of Series A Preferred Stock may withdraw shares surrendered for conversion and the procedures such holders must follow to effect such a withdrawal.
To exercise the Change of Control Conversion Right, the holders of shares of Series A Preferred Stock will be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates

(if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Company’s transfer agent, or, in the case of shares of Series A Preferred Stock held in global form, comply with the applicable procedures of the Depository Trust Company.
Effective Time of Merger
The Merger will become effective when the Certificate of Merger has been duly filed with and accepted by the Secretary of State of the State of Delaware or at such other subsequent date or time as Parent and the Company may agree and specify in the Certificate of Merger in accordance with the DGCL.
Payment of the Merger Consideration and Surrender of Stock Certificates
At or prior to the Effective Time, Parent anticipates that it will designate the Company’s transfer agent, Equiniti Trust Company, LLC, to act as paying agent under the Merger Agreement (the “Paying Agent”) for the purpose of exchanging shares of Class A Common Stock for the Merger Consideration and will enter into an agreement reasonably satisfactory to the Company and the Paying Agent relating to the services to be performed by the Paying Agent. At or prior to the Effective Time, Parent is required to irrevocably deposit, or cause to be deposited, with the Paying Agent, the aggregate Merger Consideration with respect to all shares of Class A Common Stock outstanding immediately prior to the Effective Time (other than the Excluded Shares). The Paying Agent will deliver the Merger Consideration according to the procedure summarized below.
As soon as reasonably practicable, but in no event more than two business days after the Effective Time, the Surviving Corporation will cause the Paying Agent to deliver a letter of transmittal to each person who was, as of immediately prior to the Effective Time, a shareholder of record of Class A Common Stock entitled to receive the Merger Consideration, (1) a customary letter of transmittal and (2) instructions for use in effecting the surrender of any stock certificates (or effective affidavits of loss in lieu thereof) (“Certificate(s)”), book-entry shares (“Book-Entry Share(s)”) and/or such other documents as may be required in exchange for the Merger Consideration. Upon surrender of a Certificate or in the case of Book-Entry Shares, the surrender of such shares, and/or such other documents as may be reasonably required by the Paying Agent in accordance with the terms of the letter of transmittal, each shareholder holding shares of Class A Common Stock represented by such Certificate or Book-Entry Share is entitled to receive in exchange for such Certificate or Book-Entry Share an amount (after giving effect to any required tax withholdings) equal to (1) the number of shares of Class A Common Stock represented by such Certificate or Book-Entry Share multiplied by (2) $11.00 (i.e., the Merger Consideration), and the surrendered Certificate or Book-Entry Share will be canceled.
At the Effective Time, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be canceled and converted into the right to receive the Merger Consideration, without interest and less any applicable withholding taxes. At the Effective Time, all of the Maxwell Shares will be unchanged and remain issued and outstanding as Class A Common Stock of the Surviving Corporation.
At the Effective Time, all of the Company RSUs other than the Maxwell RSUs, all of which are held by current and former employees and directors of the Company, including its executive officers, will be canceled, extinguished and converted into the right to receive cash (without interest) equal to the number of shares of Class A Common Stock underlying the award multiplied by the Merger Consideration. At the Effective Time, all of the Maxwell RSUs will automatically be canceled and extinguished, and no consideration therefor will be delivered or deliverable to Mr. Maxwell.
Additionally, not later than the Effective Time, Parent is required to provide, or cause to be provided, to the Company, all funds necessary to pay the Merger Consideration owed to the holders of the Company RSUs, which such payments will be made through the Company’s payroll not later than the first payroll date following the Effective Time.
The Paying Agent will return to the Surviving Corporation all funds in its possession on the 365th date after the closing date of the Merger, and the Paying Agent’s duties will terminate. After that time, if you have not received payment of the Merger Consideration, you may look only to the Surviving Corporation payment of the Merger Consideration, without interest, subject to applicable abandoned property, escheat and similar laws.
Fees and Expenses
Except as otherwise noted in the table below, all fees, expenses and costs incurred in connection with the Merger Agreement and Transactions, including legal, accounting, investment banking and other fees, expenses and costs, will be paid by the party incurring such fees, expenses and costs, whether or not the Merger is consummated.

Estimated fees and expenses to be incurred by the Company and the Maxwell Filing Persons in connection with the Merger Agreement and the Transactions, including the Merger, are as follows:
Description	Amount
Financial advisors fee and expenses	$1,025,000
Legal fees and expenses	$900,000
SEC filing fee	$4,178
Proxy solicitation costs(1)	$10,000
Printing and mailing costs	$100,000
Miscellaneous	$100,000
Total fees and expenses	$2,139,183
(1)	Under the terms of the Merger Agreement, Parent has agreed to pay for 50% of the costs and expenses of any proxy solicitation firm engaged in connection with obtaining the Requisite Company Vote.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This Proxy Statement, and the documents incorporated by reference in this Proxy Statement, contain forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act, which appear in a number of section of this Proxy Statement such as “Summary Term Sheet,” “Questions and Answers About the Special Meeting and the Merger,” “Special Factors,” “Adjournment of the Special Meeting,” and “Important Information Regarding Via Renewables, Inc.,” can be identified by the use of forward-looking terminology including “may,” “should,” “could,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact, included in this this Proxy Statement and the exhibits filed or furnished herewith related to the Merger and Transactions, including their timing and effects, conditions to closing and approval requirements, are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurance that such expectations will prove correct.
The forward-looking statements in this Proxy Statement, and the documents incorporated by reference in this Proxy Statement, are subject to risks and uncertainties. Important factors that could cause actual results to materially differ from those projected in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or Change in Company Recommendation (as defined in the Merger Agreement and in this Proxy Statement); the inability to complete the proposed Merger due to the failure to obtain Requisite Company Vote for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger; the failure of the proposed Merger to close for any other reason; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement or otherwise; the risk that the pendency of the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed Merger; the effect of the announcement of the proposed Merger on the Company’s relationships with its contractual counterparties, operating results and business generally; and the amount of the costs, fees, expenses and charges related to the proposed Merger.
Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2022, under the heading “Item 1A. Risk Factors,” and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other subsequent filings with the SEC.
You should review the risk factors and other factors noted throughout this Proxy Statement, and the documents incorporated by reference in this Proxy Statement, that could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements speak only as of the date made. Unless required by law, the Company disclaims any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for the Company to predict all risks, nor can it assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

THE PARTIES TO THE MERGER
Via Renewables, Inc.
The Company is an independent retail energy services company founded in 1999 that provides residential and commercial customers in competitive markets across the United States with an alternative choice for their natural gas and electricity under well-established and well-regarded brands, including Spark Energy, Major Energy, Provider Power, and Verde Energy. Headquartered in Houston, Texas, the Company operated in 20 states and served 103 utility territories as of December 31, 2023.
The Company’s address is 12140 Wickchester Ln, Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
Parent
Parent is a Texas limited liability company formed in 2005. Parent is a holding company and directly and indirectly holds 3,945,000 shares of Class B Common Stock of the Company. Merger Sub is a wholly owned subsidiary of Parent. Mr. Maxwell is the indirect sole owner of Parent.
Parent’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079, and its telephone number is (713) 600-2600.
Merger Sub
Merger Sub is a newly formed Delaware limited liability company. Merger Sub was formed by Parent solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Mr. Maxwell, through his ownership of Parent, is the sole beneficial owner of Merger Sub.
Merger Sub’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
William Keith Maxwell, III
Although not a direct party to the Merger Agreement, Mr. Maxwell is the Company’s Chief Executive Officer and Chairman of the Board, is the owner and Chief Executive Officer of Parent and the President, Secretary and indirect owner of Merger Sub. Mr. Maxwell also owns approximately 23.2% of the issued and outstanding Class A Common Stock and is the beneficial owner of all the issued and outstanding Class B Common Stock, comprising approximately 65.7% of the issued and outstanding Common Stock. Upon completion of the Merger, Mr. Maxwell will be the beneficial owner of 100% of the common stock of the Surviving Corporation.
Mr. Maxwell’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and his telephone number is (713) 600-2600.
Other Maxwell Filing Persons
Although not parties to the Merger Agreement, each of the below entities is required to file a transaction statement on Schedule 13E-3 with respect to the proposed Merger as a result of their affiliation with Parent, Merger Sub, Mr. Maxwell, the Company and the Transactions subject to the Merger Agreement:
TxEx
TxEx is a Texas limited liability company formed in 2015. TxEx is a holding company and indirectly holds 4,000,000 shares of the Company’s Class B Common Stock and is the direct owner of Parent and Electric Holdco. Mr. Maxwell is the direct sole owner of TxEx.
TxEx’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
Electric Holdco
Electric Holdco is a Texas limited liability company formed in 2012. Electric Holdco is a holding company and indirectly holds 55,000 shares of the Company’s Class B Common Stock and is the direct owner of NuDevco Retail Holdings. Mr. Maxwell is the indirect sole owner of Electric Holdco.

Electric Holdco’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
NuDevco Retail Holdings
NuDevco Retail Holdings is a Texas limited liability company formed in 2014. NuDevco Retail Holdings is a holding company and indirectly holds 55,000 shares of the Company’s Class B Common Stock and is the direct owner of NuDevco Retail. Mr. Maxwell is the indirect sole owner of NuDevco Retail Holdings.
NuDevco Retail Holdings’ address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and its telephone number is (713) 600- 2600.
NuDevco Retail
NuDevco Retail is a Texas limited liability company formed in 2014. NuDevco Retail is a holding company and holds 55,000 shares of the Company’s Class B Common Stock. Mr. Maxwell is the indirect sole owner of NuDevco Retail.
NuDevco Retail’s address is 12140 Wickchester Ln., Ste 100, Houston, Texas 77079 and its telephone number is (713) 600-2600.
Business and Background of Natural Persons Related to the Company
Each of the Company’s directors and executive officers listed below is a United States citizen. None of the Company nor any of the Company’s directors or executive officers listed below has been (a) convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining that person from future violations of, or prohibiting future activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws. The business address of each of the Company’s executive officers and directors is c/o Via Renewables, Inc., 12140 Wickchester Lane, Suite 100, Houston, Texas 77079, and their business telephone number is (713) 600-2600.

The Company’s directors and executive officers are listed below.
Name	Age	Position
W. Keith Maxwell, III	59	Chief Executive Officer, Chairman of the Board of Directors, Director
Mike Barajas	40	Chief Financial officer
Paul Konikowski	52	Chief Operating Officer
Amanda E. Bush(1)(2*)(3)(4*)	42	Director
Kenneth M. Hartwick(1*)(2)(3)(4)	61	Director
Stephen Kennedy(1)(2)(3)(4)	62	Director
(1)	Member of the Compensation Committee of the Company.
(2)	Member of the Audit Committee of the Company.
(3)	Member of the Nominating and Corporate Governance Committee of the Company.
(4)	Member of the Special Committee.
*	Chair of specified committee.
A biography for each of the Company’s current directors and executive officers is set forth below.
Directors
W. Keith Maxwell III. Mr. Maxwell has served as the Company’s Chief Executive Officer since November 2020, and as a director and non-executive Chairman of the Board of Directors since August 2014. Mr. Maxwell served as interim Chief Executive Officer from March 2020 to November 2020. Mr. Maxwell serves as the Chief Executive Officer of NuDevco Partners, LLC, Parent, Retailco Services, LLC (“Retailco Services”) and National Gas & Electric, LLC, each of which is affiliated with the Company. Mr. Maxwell served on the Board of Directors of Azure Midstream Partners GP, LLC, the general partner of a midstream energy company, from February 2015 until February 2016. Prior to that time, he served as Chairman of the Board of Marlin Midstream GP, LLC (formerly Marlin Midstream Partners, LP). Prior to founding the predecessor of Via Renewables, Inc. in 1999, Mr. Maxwell was a founding partner in Wickford Energy, an oil and natural gas services company, in 1994. Wickford Energy was sold to Black Hills Utilities in 1997. Prior to Wickford Energy, Mr. Maxwell was a partner in Polaris Pipeline, a natural gas producer, services and midstream company sold to TECO Pipeline in 1994. In 2010, Mr. Maxwell was named Ernst & Young Entrepreneur of the Year in the Energy, Chemicals and Mining category. A native of Houston, Texas, Mr. Maxwell earned a Bachelor’s Degree in Economics from the University of Texas at Austin in 1987. Mr. Maxwell has several philanthropic interests, including the Special Olympics, Child Advocates, Salvation Army, Star of Hope and Helping a Hero. The Company believes that Mr. Maxwell’s extensive energy industry background, leadership experience developed while serving in several executive positions and strategic planning and oversight brings important experience and skill to the Board.
Amanda E. Bush. Ms. Bush has served as a director of the Company since August 2019. Ms. Bush currently serves as the Chief Financial Officer of Laser Midstream, a position she has held since February 2022. Prior to joining Laser Midstream, Ms. Bush served as the Chief Financial Officer of Azure Midstream Energy, LLC, a midstream energy company, from June 2017 through February 2022. Prior to joining Azure Midstream Energy, LLC, she was the Chief Financial Officer at Marlin Midstream Partners, LP, a midstream energy company, from April 2013 to June 2017. Ms. Bush served as Chief Financial Officer of Via Renewables, Inc. from May 2012 to April 2013, and prior to that held positions in various other finance roles with Via Renewables, Inc. Ms. Bush began her career in public accounting with PwC. Ms. Bush has a master’s degree in accounting from the University of Houston and is a Texas certified public accountant. Ms. Bush was selected to serve as a director because of her extensive financial expertise and knowledge of the retail natural gas and electricity business.
Kenneth M. Hartwick. Mr. Hartwick has served as a director of the Company since August 2014. Mr. Hartwick currently serves as Chief Executive Officer and previously as the Senior Vice President and Chief Financial Officer of Ontario Power Generation, Inc., an electricity producer, a position he has held since April 2019. Previously, Mr. Hartwick served as Senior Vice President and Chief Financial Officer of Ontario Power Generation, Inc., from March 2016 to April 2019. Mr. Hartwick also serves as a director of MYR Group, Inc., an electrical contractor specializing in transmission, distribution, and substation projects, a position he has held since 2015. Mr. Hartwick served as the Chief Financial Officer of Wellspring Financial Corporation, a sales financing company, from February 2015 until March 2016. Mr. Hartwick also served as the interim Chief Executive Officer of Atlantic Power Corporation, a power generation plant operator, from September 2014 until January 2015 and as a director of Atlantic Power Corporation from October 2004 until March 2016. He has served in various roles for Just Energy Group Inc., most recently serving as President and Chief Executive Officer from 2004 to February 2014. Mr. Hartwick also served as President of Just Energy Group Inc. from 2006 to 2008, as Chief Financial Officer from 2004 to 2006, and as a director from 2008 to February 2014. Mr. Hartwick also served as the Chief Financial Officer of Hydro One, Inc., an energy distribution company, from 2002 to 2004. Mr. Hartwick holds an Honours of Business Administration degree from Trent University. Mr. Hartwick was selected to serve as a director because of his extensive knowledge of the retail natural gas and electricity business and his leadership and management expertise.
Stephen Kennedy. Mr. Kennedy has served as a director of the Company since June 2023. Mr. Kennedy is currently employed as Managing Director at Opportune, LLP. Mr. Kennedy was Founder & Senior Advisor – Energy Group for Amegy Bank from May 2022 until December 2023. Prior to that, he was EVP & Head of Energy Banking at Amegy for 25 years. Before his time with Amegy, he held a position as VP of Energy Banking at Wells Fargo. Prior to joining Wells Fargo, Mr. Kennedy held a position of AVP of Energy Banking at Bank One. He holds an M.B.A. with a concentration in Finance from Baylor University and received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University. He has authored several articles on energy matters, including one regarding energy derivatives published in the October 2005 edition of the “Oil & Gas Financial Journal.” He also served as the President of the Petroleum Club of Houston from 2022 to 2023 and is a founding board member of the Houston Energy Forum. Mr. Kennedy was selected to serve as a director because of his extensive knowledge of the energy industry and his financial expertise.
Executive Officers
Mike Barajas. Mr. Barajas serves as the Company’s Chief Financial Officer, a position he has held since November 2021. Immediately prior to his appointment as Chief Financial Officer, Mr. Barajas served as the Company’s Vice President of Finance and Investor Relations. Mr. Barajas oversees the Company’s accounting, tax, SEC reporting, treasury, financial planning and analysis, and investor relations functions. He is also the Chief Risk Officer. Prior to rejoining the Company in 2019, Mr. Barajas worked for several energy companies including Spark Energy from 2009 to 2014, Marlin Midstream, Xcalibur Logistics, and NG&E with leadership experience in accounting, finance, mergers & acquisitions, and treasury. Mr. Barajas holds a Master of Science in Accounting and a Bachelor of Business Administration from the C.T. Bauer College of Business at The University of Houston. Mr. Barajas is a Certified Public Accountant in the state of Texas.
Paul Konikowski. Mr. Konikowski has served as the Company’s Chief Operating Officer since November 2021. Immediately prior to his appointment as Chief Operating Officer, Mr. Konikowski served as Senior Vice President and General Manager of NG&E, a position he had held since April 2015. Prior to NG&E, Mr. Konikowski served as Chief Operating Officer of Glacial Energy and Senior Vice President and Chief Information Officer of Via Renewables, Inc. (formerly Spark Energy, Inc.). Mr. Konikowski has extensive retail energy experience spanning more than 20 years including, sales, operations, risk and IT. Mr. Konikowski holds a Bachelor of Business Administration in Computer Information Systems and Marketing from Stephen F. Austin State University.
Business and Background of Persons Related to the Maxwell Filing Persons
The name, current principal occupation or employment and material occupations, telephone numbers, positions, offices or employment for the past five years of each director and executive officer of Parent, Merger Sub, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail are set forth below. Each of the directors and executive officers listed below is a United States Citizen. The business address of each of the executive officers and directors listed below is 12140 Wickchester Lane, Suite 100, Houston, Texas 77079, and their business telephone number is (713) 600-2600.
For Each of Parent, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail
W. Keith Maxwell, III. Mr. Maxwell has been the Chief Executive Officer for more than the past five years.
Michael Tsang. Mr. Tsang has been the President for more than the past five years.

Todd Gibson. Mr. Gibson has been the Executive Vice President and Chief Financial Officer for more than the past five years.
Casey Marcin. Ms. Marcin has been the General Counsel and Secretary since August 2023. From July 2023 to August 2023, she was Assistant General Counsel. Prior thereto, she was in private legal practice.
Merger Sub
W. Keith Maxwell, III. Mr. Maxwell is the President and Secretary of Merger Sub.
Transactions between the Company and the Maxwell Filing Persons
Under the SEC rules governing “going-private” transactions, the Maxwell Filing Persons are affiliates of the Company and, therefore, are required to provide certain information in respect of agreements, arrangements and understandings with respect to securities of the Company. The Maxwell Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.
The Merger Agreement
See “The Merger Agreement” on page 77.
Support Agreement
See “The Merger Agreement—Support Agreement” on page 95.
Transactions with Related Persons
Organizational Structure
W. Keith Maxwell III is the Chairman of the Board and the owner of a majority in voting power of our Common Stock through his ownership of NuDevco Retail and Parent. Parent is a wholly owned subsidiary of TxEx and wholly owned by Mr. Maxwell. NuDevco Retail is a wholly owned subsidiary of NuDevco Retail Holdings and wholly owned subsidiary of Electric Holdco, which is also a wholly owned subsidiary of TxEx. In addition, Mr. Maxwell is also the indirect or direct owner of RetailCo Services, Associated Energy Services, LP, Retail Acquisition Co. LLC and NG&E, which are described in the following sections addressing related party transactions since January 1, 2022.
Spark HoldCo, LLC Limited Liability Company Agreement
At the closing of the Company’s initial public offering, the Company entered into the Second Amended and Restated Limited Liability Company Agreement of Spark HoldCo, LLC, a Delaware limited liability company (“Spark HoldCo”), by and among the Company, Spark HoldCo, NuDevco Retail and NuDevco Retail Holdings. In connection with the issuance of the Company’s Series A Preferred Stock in March 2017, the Company, Spark HoldCo, NuDevco Retail and Parent (as successor to NuDevco Retail Holdings) entered into the Third Amended and Restated Spark HoldCo, LLC Limited Liability Company Agreement to amend the prior agreement to provide for, among other things, the designation and issuance of Spark HoldCo Series A preferred units, as another equity security of Spark HoldCo to be issued concurrently with the issuance of Series A Preferred Stock by the Company, including specific terms relating to distributions by Spark HoldCo in connection with the payment by the Company of dividends on the Series A Preferred Stock, the priority of liquidating distributions by Spark HoldCo, the allocation of income and loss to the Company in connection with distributions by Spark HoldCo on Series A preferred units, and other terms relating to the redemption and conversion by the Company of the Series A Preferred Stock. Amendment No. 1 to the Third Amended and Restated Spark HoldCo, LLC Limited Liability Company Agreement was entered into by the Company, Spark HoldCo, NuDevco Retail and Parent in connection with the issuance of additional Series A Preferred Stock in February 2018, and Amendment No. 2 to the Third Amended and Restated Spark HoldCo, LLC Limited Liability Company Agreement (as amended, the “Spark HoldCo LLC Agreement”) was entered into in March 2020.
In accordance with the terms of the Spark HoldCo LLC Agreement, NuDevco Retail and Parent generally have the right to exchange their Spark HoldCo common units (and a corresponding number of shares of the Company’s Class B Common Stock) for shares of the Company’s Class A Common Stock at an exchange ratio of one share of Class A Common Stock for each Spark HoldCo common unit (and corresponding share of Class B Common Stock) exchanged, subject to conversion rate adjustments for stock splits, stock dividends and reclassifications. At the Company or Spark HoldCo’s option, Spark HoldCo may give NuDevco Retail and Parent cash in an amount equal to the Cash Election Amount of the shares of Class A Common Stock instead. The Company is obligated to facilitate an exchange for shares of Class A Common Stock through a contribution of shares of Class A Common Stock to Spark HoldCo or, alternatively, the Company has the right to acquire the subject Spark HoldCo common units and corresponding shares of Class B Common Stock from NuDevco Retail or Parent by paying, at the Company’s option, either (x) the number of shares of Class A Common Stock NuDevco Retail or Parent would have received in the proposed exchange or (y) cash in an amount equal to the Cash Election Amount of such shares of Class A Common Stock. “Cash Election Amount” means, with respect to the shares of Class A Common Stock to be delivered to NuDevco Retail or Parent by Spark HoldCo pursuant to the Spark HoldCo LLC Agreement, (i) if the Company’s Class A Common Stock is then admitted to trading on a national securities exchange, the amount that would be received if the number of shares of Class A Common Stock to which NuDevco Retail or Parent would otherwise be entitled were sold at a per share price equal to the trailing 30-day volume weighted average price of a share of Class A Common Stock on such exchange, or (ii) in the event shares of Class A Common Stock are not then admitted to trading on a national securities exchange, the value that would be obtained in an arm’s length transaction for cash between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, and without regard to the particular circumstances of the buyer and the seller, as determined by the Company. As NuDevco Retail and Parent exchange their Spark HoldCo common units, the Company’s membership interest in Spark HoldCo will be correspondingly increased, and the number of shares of Class B Common Stock held by NuDevco Retail or Parent will be correspondingly reduced.
Under the Spark HoldCo LLC agreement, the Company has the right to determine when distributions will be made to the holders of Spark HoldCo common units and the amount of any such distributions. If the Company authorizes a distribution, such distribution will be made to the holders of Spark HoldCo common units on a pro rata basis in accordance with their respective percentage ownership of Spark HoldCo common units. The Spark HoldCo LLC Agreement provides, to the extent Spark HoldCo has available cash and is not prevented by restrictions in any of its credit agreements, for distributions pro rata to the holders of Spark HoldCo common units such that the Company receives an amount of cash sufficient to fund the targeted quarterly dividend that the Company intends to pay to holders of its Class A Common Stock, and distributions to the Company in an amount equal to the dividends to be paid by the Company on the Series A Preferred Stock.
The holders of Spark HoldCo units, including the Company, will generally incur U.S. federal, state and local income taxes on any taxable income of Spark HoldCo allocated to them. Generally, items of gross income and gain are first allocated to the Company until the cumulative amount of such items for current and prior fiscal years (or other relevant periods) equals the cumulative amount of distributions the Company receives to pay any special estimated tax liability. Second, items of income and gain are generally allocated to the Company until the cumulative amount of such items for current and prior fiscal years (or other relevant periods) equals the cash distributions the Company has received from Spark HoldCo to pay dividends on the Series A Preferred Stock and the amount of accrued and unpaid dividends on the Series A Preferred Stock. Third, items of gross income and gain are allocated to the Company until the cumulative amount of such items allocated to the Company for current and prior fiscal years (or other relevant periods) equals the cumulative amount of distributions received by the Company for a non-pro rata distribution to the Company from Spark HoldCo. Thereafter, net profits and net losses of Spark HoldCo generally will be allocated to members of Spark HoldCo to target capital account balances according to the amount a member would receive upon a deemed liquidation. Certain non-pro rata adjustments will be required to be made to reflect built-in gains and losses and tax depletion, depreciation and amortization with respect to such built-in gains and losses in allocating items of net profits and losses. The Spark HoldCo LLC Agreement provides, to the extent cash is available, for distributions pro rata to the holders of Spark HoldCo units such that the Company receives an amount of cash sufficient to cover the estimated taxes payable by the Company, and to the Company to cover any special estimated tax liability.
In addition, if the cumulative amount of U.S., federal, state or local taxes payable by the Company exceeds the amount of the tax distribution to the Company, Spark HoldCo will make advances to the Company in an amount necessary to enable the Company to fully pay these tax liabilities. Such advances will be repayable, without interest, solely from (i.e., by offset against) future distributions by Spark HoldCo to the Company.

The Spark HoldCo LLC Agreement provides that if the Company issues a new share of Class A Common Stock, Series A Preferred Stock, or other equity security (other than shares of Class B Common Stock, and excluding issuances of Class A Common Stock upon an exchange of Class B Common Stock or Series A Preferred Stock), Spark HoldCo will concurrently issue a corresponding limited liability company unit either to the holder of the Class B Common Stock, or to the Company in the case of the issuance of shares of Class A Common Stock, Series A Preferred Stock or such other equity security. As a result, the number of Spark HoldCo units held by the Company always equals the number of shares of Class A Common Stock, Series A Preferred Stock or such other equity securities we have outstanding.
Spark HoldCo will be dissolved only upon the first to occur of (i) the sale of substantially all of its assets or (ii) an election by the Company to dissolve the company. Upon dissolution, Spark HoldCo will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including to the extent permitted by law, creditors who are members) in satisfaction of the liabilities of Spark HoldCo, (b) second, to establish cash reserves for contingent or unforeseen liabilities, (c) third, to the Company in respect of Spark HoldCo Series A preferred units in an amount equal to the total amount that would be required to be distributed by the Company in respect of Series A Preferred Stock, and (d) the balance thereafter to its members holding Spark HoldCo common units in proportion to the number of Spark HoldCo units owned by each of them.
The Spark HoldCo LLC Agreement also provides that Spark HoldCo will pay certain of the Company’s expenses attributable to its status as a public company. Such expenses include, but are not limited to, accounting and legal fees, independent director compensation, director and officer liability insurance expense, Sarbanes-Oxley compliance, transfer agent and registrar fees, tax return preparation, investor relations expense, SEC and NASDAQ compliance fees and the fees and expenses of other service providers that provide services to the Company in connection with our obligations as a publicly-traded company.
Registration Rights Agreement
On August 1, 2014, the Company entered into a registration rights agreement with NuDevco Retail and NuDevco Retail Holdings (a predecessor-in-interest to Parent) to register for sale under the Securities Act shares of the Company’s Class A Common Stock delivered in exchange for Spark HoldCo common units (together with an equal number of shares of the Company’s Class B Common Stock) in the circumstances described below. Parent became a party to this agreement in December 2015. This agreement provides NuDevco Retail and Parent, as holders of registrable securities under the agreement, with the right to require the Company, at the Company’s expense, to register shares of the Company’s Class A Common Stock held by them from time to time that are issuable upon exchange of Spark HoldCo units (together with an equal number of shares of the Company’s Class B Common Stock) for shares of the Company’s Class A Common Stock.
Demand Rights. Subject to certain limitations, NuDevco Retail and Parent have the right, by delivering written notice to the Company, to require the Company to register the number of shares of Class A Common Stock requested to be so registered in accordance with the registration rights agreement. Within 30 days of receipt of notice of a demand registration, the Company is required to give written notice to all other holders of registrable shares of Class A Common Stock. Subject to certain limitations as described below, the Company will use its commercially reasonable efforts to effect, as soon as commercially reasonable, the registration of all securities with respect to which it receives a written request.
Piggyback Rights. Subject to certain limitations, NuDevco Retail and Parent are entitled to request to participate in, or “piggyback” on, registrations of any of the Company’s Class A Common Stock for sale by the Company in an underwritten offering.
Conditions and Limitations. The registration rights outlined above are subject to conditions and limitations, including the right of the underwriters, as applicable, to limit the number of shares to be included in a registration statement and the Company’s right to delay, suspend or withdraw a registration statement under specified circumstances. For example, the Board may defer any filing for up to six months if the Board determines that such disclosure would have a material adverse effect on the Company.
If requested by the Company or an underwriter, NuDevco Retail and Parent will not be able to make any sale of the Company’s equity securities, except securities included in such registration, during a period commencing on the date beginning fourteen (14) days prior to the expected date of “pricing” of such offering and continuing for a period not to exceed 90 days beginning on the date of such final prospectus (or prospectus supplement if the offering is made pursuant to a shelf registration statement), or such shorter period as may be requested by an underwriter.
Expenses and Indemnification. In connection with any registration effected pursuant to the terms of the registration rights agreement, the Company is required to pay for all of the fees and expenses incurred in connection with such registration, including, without limitation, registration fees, qualification and filing fees and printing expenses. However, the underwriting discounts and selling commissions payable in respect of registrable securities included in any registration are to be paid by the persons including such registrable securities in any such registration on a pro rata basis. The Company has also agreed to indemnify the holders of registrable securities and each of their respective officers, directors, partners and agents, the underwriters, and each person who controls such holders or underwriters, against all losses, claims, damages and liabilities (joint or several) with respect to each registration effected pursuant to the registration rights agreement.
On September August 5, 2022, the Company filed a registration statement under the Securities Act on Form S-3 registering, among other things, the offer and sale, from time to time, of the Class A Common Stock held by Parent and NuDevco Retail (including Class A Common Stock that may be obtained upon conversion of Class B Common Stock). The registration statement was declared effective on August 16, 2022.
Indemnification Agreements
The Company has entered into indemnification agreements with each of its current executive officers and directors, including Mr. Maxwell. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Subordinated Debt Facility
The Company maintains a subordinated debt facility of up to $25.0 million with Spark HoldCo and Parent (the “Subordinated Debt Facility”), which was most recently amended and restated on June 30, 2022. The Subordinated Debt Facility allows the Company to draw advances in increments of no less than $1.0 million per advance up to $25.0 million through January 31, 2026. Borrowings are at the discretion of Parent. Advances thereunder accrue interest at an annual rate equal to the prime rate as published by the Wall Street Journal plus two percent (2.0%) from the date of the advance. The Subordinated Debt Facility is subordinated in certain respects to the Company’s Senior Credit Facility pursuant to a subordination agreement. Parent has the right to accelerate payment of principal and interest under the Subordinated Debt Facility upon the occurrence of certain change of control or sale transactions.
During the year ended December 31, 2023, the largest aggregate amount outstanding under the Subordinated Debt Facility was $25 million. As of December 31, 2023, the Company had no borrowings outstanding under the Subordinated Debt Facility. During the year ended December 31, 2023, the Company paid interest of less than $0.1 million under the Subordinated Debt Facility.
Historical Transactions with Affiliates
The Company enters into transactions with and pay certain costs on behalf of affiliates (specifically, TexEx Energy Operating, LLC, and NG&E that are commonly controlled in order to reduce risk, reduce administrative expense, create economies of scale, create strategic alliances and supply goods and services to these related parties. The Company also sells natural gas to NG&E. Affiliated transactions include certain services to the affiliated companies associated with employee benefits provided through the Company’s benefit plans, insurance plans, leased office space, administrative salaries, due diligence work, recurring management consulting, and accounting, tax, legal, or technology services. Amounts billed are based on the services provided, departmental usage, or headcount, which are considered reasonable by management. Where costs incurred on behalf of the affiliate or the Company cannot be determined by specific identification for direct billing, the costs are allocated to the affiliated entities or the Company based on estimates of percentage of departmental usage, wages or headcount. As such, the Company’s financial statements include costs that have been incurred by the Company and then directly billed or allocated to affiliates, as well as costs that have been incurred by the Company’s affiliates and then directly billed or allocated to the Company. The paragraphs below describe transactions arising from historical relationships that existed between the Company and other affiliates for the year ended December 31, 2023.
Cost allocations
The total net amount direct billed and allocated to affiliates was $1.5 million for the year ended December 31, 2023. These amounts include the payments for administrative costs for information technology, power and gas supply, employee benefits and other services with NG&E, TxEx, Parent and other affiliated entities. These amounts also include the payments discussed in more detail below under the heading “—Office Lease and Facilities” and “—Transactions with NG&E.”
Office Lease and Facilities
The Company shares its corporate headquarters with certain of its affiliates. NuDevco Midstream Development, LLC, an indirect subsidiary of TxEx, is the lessee under the current lease agreement covering the Company’s corporate headquarters. NuDevco Midstream Development, LLC pays the entire lease payment and facilities charges on behalf of the affiliates of TxEx, and the Company reimburses NuDevco Midstream Development, LLC for the Company’s share. During the year ended December 31, 2023, the Company paid affiliates $0.5 million in lease payments and facilities charges.
Transactions with NG&E
Retail revenues-affiliates recorded in net asset optimization revenues in the combined statements of operations for the year ended December 31, 2023 were $3.3 million. Cost of revenues-affiliates recorded in net asset optimization revenues in the combined statements of operations for the year ended December 31, 2023 were $0.3 million.

THE SPECIAL MEETING
Date, Time and Place
This Proxy Statement is being furnished to the shareholders of the Company as part of the solicitation of proxies by the Board for use at the Special Meeting to be held on    , Central Time, on    ,    , 2024, via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM or at any adjournment or postponement thereof.
The purpose of the Special Meeting is for the shareholders of the Company to consider and vote on the Merger Proposal. The Requisite Company Vote must be obtained for the Merger to occur. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix A. This Proxy Statement and the enclosed form of proxy and voting instruction card are first being mailed to the shareholders of the Company on    , 2024.
In addition, in accordance with Section 14A of the Exchange Act, the Company is providing its shareholders with the opportunity to cast a non-binding, advisory vote on the Compensation Proposal, the value of which is disclosed in the table in the section of this Proxy Statement entitled “Advisory Vote on Golden Parachute Compensation” beginning on page 96. The vote on the Compensation Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, a shareholder may vote to approve the Compensation Proposal and vote against the Merger Proposal, or vice versa. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on either the Company or Parent. Accordingly, because the Company is contractually obligated to pay certain of the compensation if the Merger is approved, the compensation will become payable if the Merger closes, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote. Further, the holders of the Common Stock will consider and vote on the Adjournment Proposal, from time to time, if necessary or appropriate (as determined in good faith by the Company), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Requisite Company Vote.
Record Date and Quorum
Pursuant to Section 251(c) of the DGCL, all shareholders of record of the Company, whether voting or nonvoting, at the close of business on    , 2024 (i.e., the Record Date), are entitled to notice of the Special Meeting. Only the holders of record of Common Stock as of the close of business on the Record Date (    , 2024) are additionally entitled to receive notice of and to vote at the Special Meeting. As of the Record Date,     shares of Class A Common Stock were outstanding and entitled to be voted at the Special Meeting and 4,000,000 shares of Class B Common Stock were outstanding and entitled to be voted at the Special Meeting. Holders of shares of Series A Preferred Stock generally have no voting rights and, accordingly, are not entitled to vote on any matters at the Special Meeting.
The presence at the Special Meeting via live webcast on the Internet or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on the Record Date will constitute a quorum, permitting the Company to conduct its business at the Special Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares of Common Stock considered to be present at the Special Meeting. Broker non-votes, as described below under “The Special Meeting—Required Vote—Broker Non-Votes,” will not be considered to be present for purposes of determining whether a quorum exists.
Required Vote
The Merger cannot be consummated unless the Company obtains the Requisite Company Vote, which includes both (i) the approval of the holders of at least a majority of the issued and outstanding shares of Common Stock and (ii) the Majority of the Minority Shareholder Approval. If you abstain from voting on, or fail to vote on the Merger Proposal (including the failure of a Company shareholder who holds their shares of Common Stock in “street name” through a bank, broker or other nominee to give voting instructions to such bank, broker or other nominee with respect to the Merger Proposal), the effect will be the same as a vote “AGAINST” the Merger Proposal. Under the Support Agreement, Parent, Merger Sub, Mr. Maxwell, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail agreed to vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement and the Transactions, including the Merger. A copy of the Support Agreement is attached as Appendix B to this Proxy Statement.
The Compensation Proposal and the Adjournment Proposal require the affirmative vote of the majority of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon.

Broker Non-Votes
Banks, brokers and other nominees who hold Common Stock in “street name” for their customers do not have discretionary authority to vote those shares of Common Stock with respect to the Merger Proposal, the Compensation Proposal or the Adjournment Proposal. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owners of those shares of Common Stock, they are not permitted to vote those shares of Common Stock with respect to any of the proposals to be presented at the Special Meeting. A “broker non-vote” occurs on an item when (1) a bank, broker or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of shareholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares of Common Stock and (2) the beneficial owner fails to provide the bank, broker or other nominee with such instructions. Because all of the proposals currently expected to be voted on at the Special Meeting are non-routine matters for which brokers do not have discretionary authority to vote, the Company does not expect there to be any broker non-votes at the Special Meeting.
Abstentions
Proxies received but marked as abstentions will be included in the calculation of the number of shares of Common Stock represented at the Special Meeting for purposes of determining whether a quorum is present. Such proxies will have the same effect as a vote “AGAINST” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
Voting; Proxies; Revocation
Attendance
All holders of the Common Stock as of the close of business on    , 2024, the Record Date, including shareholders of record and beneficial owners of Common Stock registered in the “street name” of a bank, broker or other nominee, are invited to attend the Special Meeting virtually.
Voting
Shareholders of the Company of record will be able to vote via live webcast on the Internet at the Special Meeting. If you are not a shareholder of record, but instead hold your shares of Common Stock in “street name” through a bank, broker or other nominee, you must provide a proxy executed in your favor from your bank, broker or other nominee in order to be able to vote via live webcast on the Internet at the Special Meeting.
Providing Voting Instructions by Proxy
To ensure that your shares of Common Stock are represented at the Special Meeting, the Company recommends that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting virtually.
Record Holders
If you are a shareholder of record, you may provide voting instructions by proxy using one of the methods described below.
Submit a Proxy by Telephone or via the Internet. This Proxy Statement is accompanied by a proxy and voting instruction card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via live webcast on the Internet by visiting www.virtualshareholdermeeting.com/VIA2024SM as specified on the enclosed proxy and voting instruction card by the deadlines set forth on the card. Your shares of Common Stock will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy and voting instruction card, as described below.
Submit a Proxy and Voting Instruction Card. If you complete, sign, date and return the enclosed proxy and voting instruction card by mail so that it is received before the Special Meeting, your shares of Common Stock will be voted in the manner directed by you on your proxy and voting instruction card.
If you sign, date and return your proxy and voting instruction card without indicating how you wish to vote, your proxy will be voted “FOR” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. If you fail to return your proxy and voting instruction card, the effect will be that your shares of Common Stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting (unless you are a record holder as of the Record Date and attend the Special Meeting) and will have the same effect as a vote “AGAINST” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
“Street Name” shares of Common Stock
If your shares of Common Stock are held by a bank, broker or other nominee on your behalf in “street name,” your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares of Common Stock by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.
Revocation of Proxies
Your proxy is revocable. If you are a shareholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:
•
submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy and voting instruction card by mail to the Company;

•	attending the Special Meeting via live webcast on the Internet by visiting www.virtualshareholdermeeting.com/VIA2024SM and voting via the internet; or
•
giving written notice of revocation to the Secretary of the Company at Via Renewables, Inc., 12140 Wickchester Ln., Suite 100 Houston, Texas 77079 (which notice must be received by the Company prior to the day of the Special Meeting) or by giving notice of revocation at the Special Meeting.

Attending the Special Meeting without taking one of the actions described above will not revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy and voting instruction card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy and voting instruction card or written notice of revocation in sufficient time for it to be received by the Company before the day of the Special Meeting.
If you hold your shares of Common Stock in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by it in order to revoke your proxy or submit new voting instructions.
Adjournments and Postponements
The Special Meeting may be adjourned or postponed from time to time, including for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Requisite Company Vote. If there is present or represented by proxy at the Special Meeting, sufficient favorable votes to approve the Merger Proposal, the Company does not anticipate that it will adjourn or postpone the Special Meeting. Any signed proxies received by the Company in which no voting instructions are provided on the Adjournment Proposal will be voted “FOR” the Adjournment Proposal if the proposal is introduced.
Solicitation of Proxies
The Company will bear the cost of the solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company’s outstanding Common Stock. The Company may solicit proxies by mail, personal interview, email, telephone, or via the Internet. The Company has retained Alliance Advisors, LLC (“Alliance Advisors”), a proxy solicitation firm, to assist it in the solicitation of proxies for the Special Meeting and will pay Alliance Advisors a fee not expected to exceed $10,000.00, plus reimbursement of out-of-pocket expenses. In addition, the Company has agreed to indemnify Alliance Advisors against certain liabilities, including liabilities arising under the federal securities laws. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

APPROVAL OF THE MERGER AGREEMENT, MERGER AND TRANSACTIONS
(THE MERGER PROPOSAL)
General
The Company’s shareholders are being asked to approve the Merger Agreement, the Merger and the Transactions. For a summary of the Merger Agreement, the Merger and the Transactions, see “The Merger Agreement.” A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement.
Required Vote
The approval of the Merger Proposal requires an affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Additionally, under the Merger Agreement, the Merger also cannot be consummated without the Majority of the Minority Shareholder Approval.
Recommendation
The Board of Directors (other than Mr. Maxwell) unanimously recommends shareholders vote FOR the Merger Proposal as disclosed in this Proxy Statement.
THE MERGER AGREEMENT
The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix A, and which the Company incorporates by reference into this Proxy Statement. The provisions of the Merger Agreement are extensive and not easily summarized. The Company encourages you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties to the Merger Agreement are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.
The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about the Company contained in this Proxy Statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement and described in this summary. The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality that is different from those generally applicable to shareholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the Merger Agreement to the other, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Proxy Statement, may have changed since the date of the Merger Agreement, December 29, 2023. Additional information about the Company may be found elsewhere in this Proxy Statement and in the Company’s other public filings with the SEC. See “Where Shareholders Can Find More Information” beginning on page 119.
Structure of the Merger
At the Effective Time, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease. The Company will be the surviving corporation in the Merger and will continue to be a Delaware corporation after the Merger. At the Effective Time, the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws of the Company, each as in effect immediately prior to the Effective Time, will be the Organizational Documents of the Surviving Corporation.

The directors and officers of the Company immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation and will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Surviving Corporation.
When the Merger Becomes Effective
The closing of the Merger will take place at the Company’s offices no later than the second business day after the satisfaction or waiver of the conditions to closing provided for in the Merger Agreement (other than any condition that by its nature can only be satisfied until the by action taken at or immediately prior to the closing of the Merger, but subject to satisfaction of any such condition). The Merger will become effective at the date and time when the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later date and time as may be agreed by the parties to the Merger Agreement in writing and specified in the Certificate of Merger in accordance with the relevant provisions of the DGCL.
Effect of the Merger on the Capital Stock of the Company and Merger Sub
At the Effective Time:
•
each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares and any Dissenting Shares, will be automatically canceled and converted into the right to receive the Merger Consideration;

•	all Excluded Shares (other than the Maxwell Shares) will be canceled without payment of any consideration thereof;
•
each Dissenting Share will be canceled and converted into the right to receive payment of such amounts that are payable in accordance with Section 262 of the DGCL and will not have the right to receive the Merger Consideration, unless and until such shareholder loses, waives or withdraws its rights as a dissenting Company shareholder;

•	each Maxwell Share issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Class A Common Stock of the Surviving Corporation;
•
each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Class B Common Stock of the Surviving Corporation;

•
as described below under “—Treatment of Company Equity Awards,” all of the (i) Company RSUs (other than the Maxwell RSUs), all of which are held by current and former employees and directors of the Company, including its executive officers, will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holders of such Company RSUs, be canceled, extinguished and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration multiplied by (b) the total number of shares of Common Stock underlying the Company RSUs, and (ii) Maxwell RSUs will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Maxwell RSUs, be canceled and extinguished, and no consideration will be delivered or deliverable therefor;

•
each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time will be unchanged and remain issued and outstanding as Series A Preferred Stock of the Surviving Corporation; and

•
each share of capital stock of Merger Sub will be converted into and represent one fully-paid and nonassessable share of Class A Common Stock, so that, after the Effective Time, Parent will be the holder of all of the issued and outstanding shares of Class A Common Stock.

Following the consummation of the Merger, the (a) holders of the Class A Common Stock (other than Parent) will cease to have any ownership interest in the Company, (b) the registration of the Class A Common Stock and the Company’s reporting obligations with respect to the Class A Common Stock under the Exchange Act will be terminated upon application to the SEC and (c) the Class A Common Stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ. The Merger will not have any impact on the registration of the Series A Preferred Stock under the Exchange Act or the continued listing of the Series A Preferred Stock on NASDAQ. Accordingly, the Company expects that it will continue to be subject to the Exchange Act and continue to file reports with the SEC under the Exchange Act.
Treatment of Company Equity Awards
At the Effective Time, the Company RSUs (other than the Maxwell RSUs), all of which are held by current and former employees and directors of the Company, including its executive officers, will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holders of such Company RSUs, be canceled, extinguished and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration ($11.00 per share) multiplied by (b) the total number of shares of Common Stock underlying the Company RSUs. At the Effective Time, the Maxwell RSUs will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Maxwell RSUs, be canceled and extinguished and no consideration will be delivered or deliverable therefor. Each Company RSU and Maxwell RSU represents the right to receive, upon vesting, one share of Class A Common Stock, cash, or a combination of both, and also includes tandem dividend equivalents which will vest upon the same schedule as the underlying Company RSU or Maxwell RSU, as applicable.
Payment of Merger Consideration
At or prior to the Effective Time, Parent anticipates that it will designate the Company’s transfer agent, Equiniti Trust Company, LLC, to act as Paying Agent under the Merger Agreement for the purpose of exchanging shares of Class A Common Stock for the Merger Consideration and will enter into an agreement reasonably satisfactory to the Company and the Paying Agent relating to the services to be performed by the Paying Agent. At or prior to the Effective Time, Parent is required to irrevocably deposit, or cause to be deposited, with the Paying Agent, the aggregate Merger Consideration with respect to all shares of Class A Common Stock outstanding immediately prior to the Effective Time (other than the Excluded Shares). The Paying Agent will deliver the Merger Consideration according to the procedure summarized below.
As soon as reasonably practicable, but in no event more than two business days after the Effective Time, the Surviving Corporation will cause the Paying Agent to deliver a letter of transmittal to each person who was, as of immediately prior to the Effective Time, a shareholder of record of Class A Common Stock entitled to receive the Merger Consideration, (1) a customary letter of transmittal and (2) instructions for use in effecting the surrender of any Certificate(s), Book-Entry Share(s) and/or such other documents as may be required in exchange for the Merger Consideration. Upon surrender of a Certificate or in the case of Book-Entry Shares, the surrender of such shares, and/or such other documents as may be reasonably required by the Paying Agent in accordance with the terms of the letter of transmittal, each shareholder holding shares of Class A Common Stock represented by such Certificate or Book-Entry Share will be entitled to receive in exchange for such Certificate or Book-Entry Share an amount (after giving effect to any required tax withholdings) equal to (1) the number of shares of Class A Common Stock represented by such Certificate or Book-Entry Share multiplied by (2) $11.00 (i.e., the Merger Consideration), and the surrendered Certificate or Book-Entry Share will be canceled.
At the Effective Time, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be canceled and converted into the right to receive the Merger Consideration, without interest and less any applicable withholding taxes.
At the Effective Time, all of the Company RSUs other than the Maxwell RSUs, all of which are held by current and former employees and directors of the Company, including its executive officers, will, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holders of such Company RSUs, be canceled, extinguished and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Merger Consideration ($11.00 per share) multiplied by (b) the total number of shares of Common Stock underlying the Company RSUs. At the Effective Time, all of the Maxwell RSUs will automatically be canceled and extinguished, and no consideration therefor will be delivered or deliverable to Mr. Maxwell.
Additionally, not later than the Effective Time, Parent is required to provide, or cause to be provided, to the Company, all funds necessary to pay the Merger Consideration owed to the holders of the Company RSUs, which such payments will be made through the Company’s payroll not later than the first payroll date following the Effective Time.

The Paying Agent will return to the Surviving Corporation all funds in its possession on the 365th date after the closing date of the Merger, and the Paying Agent’s duties will terminate. After that time, if you have not received payment of the Merger Consideration, you may look only to the Surviving Corporation payment of the Merger Consideration, without interest, subject to applicable abandoned property, escheat and similar laws.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company as to, among other things:
•	corporate organization, existence and good standing, including with respect to the Company’s subsidiaries;
•
the capitalization of the Company, including in particular the number of shares of Common Stock, Series A Preferred Stock and Company RSUs outstanding and the existence of any preemptive rights or conversion rights with respect to the Common Stock or any shareholder agreements voting trusts or other agreements to which the Company is a party or by which it is bound relating to the voting of any shares of Common Stock and Series A Preferred Stock;

•	corporate power and authority to enter into the Merger Agreement and the Transactions;
•
the absence of certain violations, defaults or consent requirements under certain contracts, organizational documents and law, in each case arising out of the execution and delivery of, and consummation of, Transactions;

•	required regulatory filings and authorizations, consents or approvals of government entities and consents or approvals required of other third parties and compliance with laws;
•	the accuracy of the Company’s filings with the SEC and of the financial statements included in the SEC filings;
•	conduct of the Company’s business and the absence of a Company Material Adverse Effect (as defined in the Merger Agreement and in this Proxy Statement) since September 30, 2023;
•	the absence of undisclosed material liabilities of the Company and its subsidiaries;
•	the accuracy of the supplied Company information on the Schedule 13E-3 and Proxy Statement;
•
necessary permits, licenses, variances, exemptions, orders, franchises and approvals necessary for the lawful conduct of the Company and its subsidiaries’ respective businesses, and compliance with laws by the Company and its subsidiaries;

•	employee benefit plans;
•	labor and employment matters;
•	the payment of taxes, the filing of tax returns and other tax matters related to the Company and its subsidiaries;
•	the absence of certain litigation;
•	ownership of rights with respect to the intellectual property;
•	title to real property owned or leased;
•	compliance with applicable environmental laws;
•	material contracts of the Company and its subsidiaries;
•	insurance policies;
•	receipt of an opinion from B. Riley;
•	the absence of any fees. expenses or commissions owed to investment bankers, finders or brokers in connection with the Merger, except for the fees and expenses payable to B. Riley; and
•	absence of additional representations or warranties.

The Merger Agreement also contains representations and warranties of Parent and Merger Sub as to, among other things:
•	corporate organization and good standing and Parent’s and Merger Sub’s share ownership;
•	power and authority to enter into the Merger Agreement and to consummate the Transactions;
•	required regulatory filings and authorizations, consents or approvals of government entities and consents or approvals required of other third parties;
•	the accuracy of the information provided by Parent and Merger Sub to be included in this Proxy Statement and Schedule 13E-3;
•	the absence of certain litigation;
•	the availability of funds from Parent to pay the Merger Consideration and related expenses;
•	the absence of any fees or commissions owed by Parent or Merger Sub to investment bankers, finders or brokers in connection with the Merger;
•	operations of Merger Sub;
•
the absence of knowledge of Parent or Merger Sub (a) as to any fact or circumstances that would cause any representation or warranty of the Company in the Merger Agreement to not be true and correct in all material respects and (b) as to any statement which was omitted from any such representation and warranty on the date of the Merger Agreement that is necessary to make the statements made in any such representation or warranty not misleading; and the awareness of Parent or Merger Sub of any inability of the Company to satisfy any of the affirmative or negative covenants in the Merger Agreement; and

•	the absence of additional representations or warranties.
Many of the representations and warranties of the Company in the Merger Agreement are qualified by knowledge of the Company or Parent or William Keith Maxwell, III in his capacity as the Chief Executive Officer of the Company, or materiality qualifications or a “material adverse effect” clause. For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any fact, event, circumstance, change, development, or effect (an “Effect”) that is materially adverse to the financial condition, business, or results of operations of the Company and its subsidiaries, taken as a whole, or prevents or materially and adversely delays or impairs the ability of the Company to consummate the Transactions; provided, however, that in no event will any of the following constitute a Company Material Adverse Effect:
•	any Effect resulting from or relating to changes in general economic or financial market conditions;
•
any Effect that generally affects the industries in which the Company and its subsidiaries are engaged (including changes in commodity prices, general market prices, and regulatory changes or orders of governmental entities affecting such industries generally or in the states the Company and its subsidiaries operate), except in the event, and only to the extent, that such occurrence, condition, change, event or effect has had a material and disproportionate effect on the Company and its subsidiaries, taken as a whole, as compared to other persons operating in such industry or in the same states as the Company and its subsidiaries operate;

•
the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any natural disasters, pandemics and acts of terrorism (but if any such event results in any damage or destruction to or loss of the Company’s or its subsidiaries’ physical properties that would otherwise constitute a Company Material Adverse Effect, will not be excluded due to arising from such events);

•
any failure to meet internal or analysts’ estimates, projections or forecasts (it being understood that the underlying cause of any such failure, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur);

•
a decline in market price, or a change in trading volume, of the Class A Common Stock or the Series A Preferred Stock (it being understood that any underlying cause of any such decline or change, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur);

•	any Effect resulting from or relating to the announcement or pendency of the Transactions;
•	any change in GAAP, or in the interpretation thereof, as imposed upon the Company, its subsidiaries or their respective businesses or any change in applicable law, or in the interpretation thereof;
•
any Effect resulting from compliance by the Company with the terms of the Merger Agreement, or actions expressly permitted by the Merger Agreement or expressly at or with the written consent of Parent or Merger Sub;

•
any litigation arising from any alleged breach of fiduciary duty or other violation of applicable law relating to the Merger Agreement or the Transactions or the approval by the Board or the Special Committee thereof;

•
any downgrade in rating of any indebtedness or debt securities of the Company or any of its subsidiaries (it being understood that any underlying cause of any such downgrade, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur); and

•	any Effect otherwise known or within the knowledge of Parent or William Keith Maxwell, III in his capacity as Chief Executive Officer of the Company, as of the date of the Merger Agreement.
Conduct of Business Pending the Merger
The Merger Agreement provides that, subject to certain exceptions or Parent’s consent (which will be deemed to have been given to the extent any such action or inaction is taken or not taken by, or under the direction of, William Keith Maxwell, III, in his capacity as Chief Executive Officer of the Company), during the period from the signing of the Merger Agreement until the Effective Time, the Company must, and will cause each of its subsidiaries, to conduct its businesses in the ordinary course consistent with past practice and use its commercially reasonable efforts to preserve intact its present business organization, retain the Company’s current officers, and preserve its key business relationships. Additionally, the Merger Agreement provides that, subject to certain exceptions or Parent’s consent (which will be deemed to have been given to the extent any such action or inaction is taken or not taken by, or under the direction of, William Keith Maxwell, III, in his capacity as Chief Executive Officer of the Company), during the period from the signing of the Merger Agreement until the Effective Time, the Company must not and will cause each of its subsidiaries not to, directly or indirectly:
•
(i) declare, set aside, make or pay any dividend or other distribution in respect of any outstanding capital stock of, or other equity interests in, the Company or its subsidiaries, except for (a) distributions by Spark HoldCo to the Company to enable it to pay any dividend permitted by the Merger Agreement and corresponding pro rata distributions to the other equity holders of Spark HoldCo, (b) dividends and distributions by a direct or indirect wholly-owned subsidiary of Spark HoldCo to Spark HoldCo or a direct or indirect wholly-owned subsidiary of Spark HoldCo, (c) tax distributions by Spark HoldCo to its equity holders as required by the Spark HoldCo LLC Agreement, (d) dividends to the holders of the Series A Preferred Stock in accordance with the Amended and Restated Certificate of Incorporation of the Company, or (e) as required by the terms of any capital stock or equity interest of a subsidiary or as contemplated by any director compensation plan, employee benefit plan or employment agreement of the Company in each case existing as of the date hereof; (ii) split, combine or reclassify any capital stock of, or other equity interests in, the Company or any of its subsidiaries; or (iii) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, the Company other than (a) as required by the terms of any capital stock or equity interest of a subsidiary of the Company or as contemplated by any director compensation plan, employee benefit plan or employment agreement of the Company or (b) as required by the terms of the Spark HoldCo LLC Agreement or the Amended and Restated Certificate of Incorporation of the Company;

•
offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, the Company or any of its subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (a) the issuance of Class A Common Stock upon the vesting of any Company RSUs granted under an incentive plan of the Company and outstanding on the date of the Merger Agreement or issued in compliance with clause (c) below, (b) issuances by a wholly-owned subsidiary of the Company of such subsidiary’s capital stock or other equity interests to the Company or any other wholly-owned subsidiary of the Company, (c) issuances of Company RSUs granted under an incentive plan of the Company to employees and directors in amounts consistent with past practice and (d) as required by the terms of the Spark HoldCo LLC Agreement or the Amended and Restated Certificate of Incorporation of the Company;

•	amend the Organizational Documents or the organizational documents of any of the Company’s subsidiaries, except for immaterial or ministerial amendments;
•
(a) merge, consolidate, combine or amalgamate with any person other than another wholly-owned subsidiary of the Company or (b) acquire any business or any corporation, partnership, association or other business organization or division thereof, in each case other than (i) pursuant to an agreement of the Company or any of its subsidiaries in effect on the date of the Merger Agreement, (ii) acquisitions for which the consideration is $10,000,000 individually and $20,000,000 in the aggregate and (iii) acquisitions and licenses in the ordinary course of business consistent with past practice;

•
sell, lease or otherwise dispose of any material portion of the Company’s assets or properties, other than (a) pursuant to an agreement of the Company or any of its subsidiaries in effect on the date of the Merger Agreement or (b) sales, leases or dispositions (i) for which the consideration is $5,000,000 or less or (ii) made in the ordinary course of business consistent with past practice;

•	adopt a plan of complete or partial liquidation or dissolution of the Company or any of its subsidiaries;
•
change in any material respect their material accounting principles, practices or methods, except as required by GAAP or statutory accounting requirements or as disclosed in any forms, reports, schedules and statements required to be filed or furnished with the SEC under the Securities Act or the Exchange Act by the Company;

•
except as otherwise done pursuant to an acquisition permitted by above or in the ordinary course of business consistent with past practice: (a) make or rescind any material election relating to taxes (including any election for any joint venture, partnership, limited liability company or other investment where the Company has the authority to make such binding election, but excluding any election that is made periodically and consistent with past practice), except where such action would not have a material and adverse effect on the Company and its subsidiaries, taken as a whole, (b) settle or compromise any material proceeding relating to taxes, except where the amount of such settlement or compromise does not exceed the greater of 125% of the reserve for such matter on the Company financial statements or $5,000,000, or (c) change any of the Company’s methods of reporting income or deductions for income tax purposes from those employed in the preparation of its income tax returns that have been filed for prior taxable years except where such change would not have a material and adverse effect on the Company and its subsidiaries, taken as a whole;

•
(a) grant any material increases in the compensation payable or to become payable to any of the Company’s directors, officers or key employees, except increases made in the ordinary course of business consistent with past practice or required by applicable law or any applicable employee benefit plans; provided, however, that payments of bonuses or incentive compensation pursuant to a plan, program or agreement already in place to executive officers, directors or employees in the ordinary course of business consistent with past practice or as approved by the Board or any committee thereof will not constitute an increase in compensation or (b) enter into any new, or materially amend any existing, material employment or severance or termination agreement with any executive officer or director making an annualized salary of more than $300,000;

•
other than in the ordinary course of business consistent with past practice, incur, create or assume any indebtedness; provided, however, that the foregoing will not restrict the incurrence of indebtedness

(a) under existing credit facilities, (b) for extensions, renewals or refinancings of existing indebtedness (including related premiums and expenses), (c) additional borrowings in an amount not to exceed $40,000,000 in the aggregate or (d) by the Company that is owed to any wholly-owned subsidiary of the Company or by any subsidiary of the Company that is owed to the Company or a wholly-owned subsidiary of the Company;
•
(a) enter into any contract that would be a contract that is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act, except as would not prevent or materially delay the consummation of the Transactions, or (b) modify, amend, terminate or assign, or waive or assign any rights under, any contract that is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act in any material respect in a manner which is materially adverse to the Company and its subsidiaries, taken as a whole, or which could prevent or materially delay the consummation of the Transactions;

•
settle or offer or propose to settle, any proceeding involving the payment of monetary damages by the Company or any of its subsidiaries of any amount exceeding $5,000,000 in the aggregate; provided, however, that neither the Company nor any of its subsidiaries settle or compromise any proceeding if such settlement or compromise (a) involves a material conduct remedy or material injunctive or similar relief or (b) involves an admission of criminal wrongdoing by the Company or any of its subsidiaries;

•
authorize or make capital expenditures that are, in the aggregate greater than 125% of the aggregate amount of capital expenditures scheduled to be made in a certain capital expenditure budget, except for capital expenditures to repair damage resulting from casualty events; or

•	agree to take any of the foregoing actions.
Other Covenants and Agreements
Go-Shop (“Go-Shop Covenant”)
During the period between the date of the Merger Agreement and the Go-Shop Period End Date, the Company and its representatives, acting at the direction and under the supervision of the Special Committee, were permitted to, subject to certain conditions described below, and did (i) solicit, initiate, propose, encourage and facilitate any discussion or offer that constitutes, or would reasonably be expected to lead to, a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement) and (ii) to engage in discussions and negotiations with, and furnish certain information regarding the Company and its subsidiaries to, third parties in connection with any Competing Transaction or any inquiry, discussion, offer or request that may lead to a Competing Transaction.
The material conditions on the Company’s solicitation of Competing Transactions during the Go-Shop Period consisted of:
•	entering into a confidentiality agreement with such person prior to furnishing such information or affording any access to non-public information or data regarding the Company or its Subsidiaries; and
•	the Company had either previously provided or made available (or substantially concurrently provided or made available) such information to Parent.
Additionally, the Company and its Subsidiaries were not permitted to reimburse or agree to reimburse the expenses of any Third Party (as defined in the Merger Agreement) (other than the Company’s representatives) in connection with a Competing Transaction or any other such inquiry, discussion, offer or request. Furthermore, on the Go-Shop Period End Date:
•
the Company was (and its Subsidiaries were) required to, and to cause each of the Company, its Subsidiaries and each of their representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party (other than Excluded Parties) relating to any Competing Transaction or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Transaction, and

•	the Company was required to, as promptly as possible, request each Third Party (other than any Excluded Party) that has previously executed a confidentiality or similar agreement in connection with its consideration of a Competing Transaction to return to the Company or destroy any non-public information previously furnished or made available to such person or any of its representatives by or on behalf of the Company or its representatives in accordance with the terms of the confidentiality agreement in place with such person.
During the Go-Shop Period, at the request of the Special Committee, B. Riley contacted 31 strategic buyers and 21 potential financial buyers that the Special Committee, based on the advice of B. Riley, believed could have an interest in reviewing the opportunity and had the financial ability to pursue a potential transaction.
On January 10, 2024, January 18, 2024 and January 26, 2024, the Special Committee held meetings, together with representatives from Jones Walker and B. Riley. During these meetings, representatives from B. Riley reported on the status of the go-shop process. During this period, three parties entered into confidentiality agreements with the Company to explore potential Competing Transactions, and were provided access to confidential materials and conducted calls with Company management and representatives of B. Riley. Ultimately, no party submitted a proposal prior to the expiration of the go-shop period on January 28, 2024 (i.e., the Go-Shop Period End Date).
The Special Committee was required, no later than two business days after the Go-Shop Period End Date, to provide written notice to Parent containing (i) the identity of each Excluded Party and (ii) a reasonably detailed summary of the material terms and conditions of any proposal for a Competing Transaction made by such Excluded Party. On January 29, 2024, through its legal counsel, the Special Committee provided written notice to representatives of Cokinos and Mr. Maxwell notifying them that the Special Committee did not identify any Excluded Party or receive any competing proposals during the go-shop period.
Under the Merger Agreement, “Excluded Party” means any third party from which the Company receives during the Go-Shop Period a bona fide proposal for a Competing Transaction that (a) remains pending as of, and has not been withdrawn on or prior to, the Go-Shop Period End Date and (b) the Special Committee determines in good faith on or prior to the Go-Shop Period End Date (or within one business day thereafter for any such proposal received on the Go-Shop Period End Date), after consultation with B. Riley and outside legal advisors, constitutes or could reasonably be likely to result in a Superior Proposal; provided, however, that a person that is an Excluded Party will cease to be an Excluded Party (A) upon the withdrawal, termination or expiration of the proposal for such Competing Transaction (as it may be amended, adjusted, changed, revised, extended and supplemented), or (B) on the date the Special Committee determines that such third party’s Competing Transaction no longer constitutes or is not reasonably likely to result in a Superior Proposal.
On the Go-Shop Period End Date, the Company was required to, and was required to cause each of its subsidiaries and each of its and their representatives to, cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party (other than Excluded Parties) relating to any Competing Transaction or any inquiry, discussion, offer or request that could reasonably have been expected to lead to a Competing Transaction. The Company was required to request, as promptly as possible, that each third party (other than any Excluded Party) that had previously executed a confidentiality or similar agreement in connection with its consideration of a Competing Transaction return to the Company or destroy any non-public information previously furnished or made available by the Company or its representatives in accordance with the terms of the confidentiality agreement in place with such person. On January 29, 2024, through its legal counsel, the Special Committee instructed the parties who signed confidentiality agreements during the go-shop period to return or destroy confidential information they received consistent with the terms and conditions of the Merger Agreement.
No Solicitation Covenant (“No Solicitation Covenant”)
From and after the Go-Shop Period End Date until the earlier of the termination of the Merger Agreement or the Effective Time, pursuant to the terms of the Merger Agreement, except as described below, the Company has agreed not to, and has agreed not to authorize or permit any of its subsidiaries or any of its or their representative to, directly or indirectly:
•
initiate, solicit or knowingly encourage the making of a proposal for a Competing Transaction, participate or engage in any discussions or negotiations with any person who has made or informs the Company that it is considering making a proposal for a Competing Transaction;

•
furnish or provide any non-public information or data regarding the Company or its subsidiaries to any person who has made or informs the Company that it is considering making a proposal for a Competing Transaction;

•	enter into any letter of intent or agreement in principal, or other agreement providing for a Competing Transaction;
•	agree to, approve, endorse or recommend any Competing Transaction or enter into any letter of intent or contract or commitment contemplating or otherwise relating to any Competing Transaction; or
•
release any Excluded Party or any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party except as the Special Committee otherwise determine is necessary to satisfy its fiduciary duties or applicable law.

Additionally, from and after the Go-Shop Period End Date until the earlier of the termination of the Merger Agreement or the Effective Time, pursuant to the terms of the Merger Agreement, except as described below, the Special Committee or the Board may not:
•
change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Sub, or propose publicly to change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Sub, the Board Recommendation (as defined below);

•	adopt, approve or recommend, or propose to adopt, approve or recommend, any Competing Transaction;
•	fail to make the Board Recommendation or fail to include the Board Recommendation in the proxy statement filed for shareholder approval of the Merger and the Transactions;
•
fail to recommend against any Competing Transaction subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within 10 business days after the commencement of such Competing Transaction; or

•	resolve or publicly announce its intention to do any of such foregoing actions (any of such foregoing actions being referred to as a “Change in Company Recommendation”).
Under the Merger Agreement, a “Competing Transaction” means any of the following (other than the Transactions):
•
any merger, consolidation, share exchange, business combination, scheme of arrangement, amalgamation, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any subsidiary of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company or to which 20% or more of the total revenue of the Company is attributable (or a lower percentage if it constitutes the entirety of an operating segment of the Company);

•
any sale, lease, exchange, transfer or other disposition of assets or businesses of the Company and the subsidiaries of the Company that constitute or represent 20% or more of the total revenue or assets of the Company and the subsidiaries of the Company, taken as a whole (or a lower percentage if it constitutes the entirety of an operating segment of the Company);

•
any sale, exchange, transfer or other disposition of 20% or more of the outstanding shares of Common Stock (or securities convertible or exchangeable into or exercisable for shares of Common Stock) or Class A Common Stock;

•
any offer, tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of the outstanding shares of Common Stock (or securities convertible or exchangeable into or exercisable for shares of Common Stock) or Class A Common Stock;

•	any combination of the foregoing, or

•
any other transaction that, although not falling within the foregoing provisions, the Special Committee determines to be of a nature that not considering such transaction to be a Competing Transaction would be inconsistent with its fiduciary duties to the holders of the Class A Common Stock (other than the holders of Excluded Shares or Company insiders).

Under the Merger Agreement, a “Superior Proposal” is a bona fide offer not made in breach of the Merger Agreement made by a person with respect to a Competing Transaction that the Special Committee determines, in its good faith judgment after consultation with B. Riley and outside legal counsel, to be more favorable to the Company and the shareholders (other than the holders of the Excluded Shares and shares held by Company insiders) from a financial point of view than the Merger. For purposes of the definition of “Superior Proposal”, each reference to “20%” in the definition of “Competing Transaction” is replaced with “50%” (or a lower percentage if it constitutes the entirety of an operating segment of the Company).
Under the Merger Agreement, a “Board Recommendation” means Board’s recommendation that the shareholders of the Company vote for the adoption of the Merger Agreement.
At any time prior to the receipt of the Requisite Company Vote:
•
the Company and its representatives, acting at the direction and under the supervision of the Special Committee, may (A) engage in negotiations or discussions with (I) any Excluded Party and its representatives or (II) any third party (which may include a third party that the Company engaged with during the Go-Shop Period) and its representatives that, in each case of this clause (II), has, after the Go-Shop Period End Date, made a written proposal for a Competing Transaction that did not result from a breach of No Solicitation Covenant (provided that, the Company may engage in such discussions if and only to the extent that the Special Committee determines, after consultation with outside legal counsel and B. Riley, that such Competing Transaction constitutes or could reasonably likely to lead to a Superior Proposal) or to clarify and understand the terms of such Competing Transaction or as the Special Committee otherwise determines is necessary to satisfy its fiduciary duties or applicable law and (B) furnish to any such Excluded Party or third party and their representatives non-public information relating to the Company or any of its subsidiaries with such Excluded Party or third party (provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, promptly (and in any event within two business days) following the time it is provided or made available to such Excluded Party or third party and/or any of their respective representatives);

•	the Special Committee may make a Change in Company Recommendation (A) in connection with a Superior Proposal or (B) in response to an Intervening Event; and
•
subject to compliance with the procedures set forth below and as otherwise required in the Merger Agreement, the Company, acting at the direction and under the supervision of the Special Committee, may terminate the Merger Agreement if the Special Committee has made a Change in Company Recommendation in connection with a Superior Proposal or Intervening Event.

From and after the Go-Shop Period End Date, the Company, acting at the direction and under the supervision of the Special Committee, will promptly notify Parent (and in any event within three business days after the Special Committee has knowledge thereof) of any proposal, offer or inquiry from any person (including a request for information), regarding a Competing Transaction or that could reasonably be expected to lead to a Competing Transaction. Such notice will specify the identity of the person, the material terms and conditions of the Competing Transaction or potential Competing Transaction, and whether the Company has any intention to provide confidential information to such person. The Company has agreed to keep Parent informed on a reasonably current basis (and in any event within two business days of the occurrence of any material changes, developments or discussions) of the status or terms of such proposal, offer or inquiry or the terms thereof. The Company will notify Parent in writing if it determines to initiate any action concerning a proposal, offer or inquiry and provide Parent with at least one business day notice prior to any meeting of the Special Committee at which the Special Committee is reasonably expected to consider any inquiry, proposal or offer relating to any Competing Transaction.
Under the Merger Agreement, an “Intervening Event” means any material Effect that was not known or reasonably foreseeable by the Special Committee as of or prior to the date of the Merger Agreement (or, if known or reasonably foreseeable, the consequences of which were not known or reasonably foreseeable by the Special Committee as of or prior to the date of the Merger Agreement), which Effect or consequences, as applicable, become known to the Special Committee prior to the time of the Requisite Company Vote.
Change in Company Recommendation
At any time prior to obtaining the Requisite Company Vote, subject to compliance with the terms of the Go-Shop Covenant and the No Solicitation Covenant, the Special Committee may make a Change in Company Recommendation (i) in connection with a Superior Proposal or (ii) in response to an Intervening Event; provided, however, that the Special Committee will not make or authorize a Change in Company Recommendation and/or authorize the Company to terminate the Merger Agreement in connection with such Change in Company Recommendation unless:
•	the Company has complied with its obligations pursuant to the Go-Shop Covenant and the No Solicitation Covenant;
•
the Company, acting at the direction and under the supervision of the Special Committee, has provided Parent with at least three business days’ written notice prior to such action of its intention to do so and specified in reasonable detail the reasons for such Change in Company recommendation and/or termination, which notice includes:

○
in the case of a Change in Company Recommendation to be made in connection with a Superior Proposal or a termination in connection with a Change in Company Recommendation in connection with a Superior Proposal in which Parent has not agreed in writing to participate, the most current version of the proposed agreement under which a Superior Proposal is proposed to be consummated and the identity of the third party proposing the Competing Transaction; or

○	in the case of a Change in Company Recommendation to be made pursuant to an Intervening Event, a reasonably detailed description of the reasons for making such Change in Company Recommendation.
•
the Company, acting at the direction and under the supervision of the Special Committee, has negotiated, and has caused its representatives to negotiate, reasonably and in good faith with Parent during the aforementioned three business day notice period any revisions to the terms of the Merger Agreement that Parent proposes and has not withdrawn in response to such Superior Proposal or Intervening Event and that would be binding on Parent if accepted by the Company; and

•
following the end of the aforementioned three business day notice period, the Special Committee has determined, after consultation with outside legal counsel and B. Riley, and after giving due consideration to any revisions proposed by Parent that:

○
in the case of a Change in Company Recommendation to be made in connection with a Superior Proposal or a termination of the Merger Agreement in connection with such Change in Company Recommendation in connection with a Superior Proposal in which Parent has not agreed in writing to participate, such Superior Proposal would nevertheless continue to constitute a Superior Proposal; and

○
in the case of a Change in Company Recommendation to be made pursuant to an Intervening Event, such Intervening Event would nevertheless necessitate the need for such Change in Company Recommendation or termination.

Nothing in the Merger Agreement prohibits the Company from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act or taking or disclosing to the Company’s shareholders a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act or from making any other disclosure to the Company’s shareholders to comply with applicable law.
Shareholder Approval
The Company will duly give notice of, convene and hold a meeting of its shareholders as promptly as reasonably practicable following the mailing of this Proxy Statement for the purpose of obtaining the Requisite Company Vote and, subject to certain limitations described in “—Other Covenants and Agreements—No Solicitation Covenant”, solicit from its shareholders proxies in favor of the adoption of the Merger Agreement.

Concurrently with the execution and delivery of the Merger Agreement, Parent, Merger Sub, Mr. Maxwell and four other affiliated entities, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail (the “Subject Shareholders”), entered into a Support Agreement, dated December 29, 2023, pursuant to which, among other things, the Subject Shareholders have agreed, subject to the terms and conditions set forth therein, to (i) vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement and the Transactions, including the Merger, (ii) not exchange their units in Spark HoldCo and shares of Class B Common Stock for shares of Class A Common Stock other than following the closing of the Merger, and (iii) NuDevco Retail will sell its Class B Common Stock to Parent simultaneously with the consummation of the Merger. It also reflects the Subject Shareholders’ agreement to vote against any proposal, offer or submission with respect to a Competing Transaction. See “—Support Agreement” for additional details. A copy of the Support Agreement is attached as Appendix B to this Proxy Statement.
Access and Information
Throughout the period prior to the Effective Time, the Company shall, and shall cause each of its subsidiaries to, afford to Parent and its representatives reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of the Company and its subsidiaries and to their books, records, contracts and documents and shall, and shall cause each of its subsidiaries to, furnish reasonably promptly to Parent and its representatives such information concerning its and its subsidiaries’ business, properties, contracts, records and personnel as may be reasonably requested, from time to time, by or on behalf of Parent.
Directors’ and Officers’ Indemnification and Insurance
From the Effective Time until the six year anniversary of the Effective Time, Parent and the Surviving Corporation will jointly and severally indemnify, defend and hold harmless, each Indemnified Person (whether such person was as of the date of the Merger Agreement, or has been at any time prior thereto or who becomes prior to the Effective Time, an Indemnified Person) against all Indemnified Liabilities, including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, the Merger Agreement or the Transactions, or the approval or recommendations thereof by the Board or the Special Committee, in each case to the fullest extent permitted under applicable law (and Parent and the Surviving Corporation shall, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such proceeding to each Indemnified Person to the fullest extent permitted under applicable law).
The certificate of incorporation and bylaws of the Surviving Corporation will contain provisions regarding the exculpation, advancement of expenses and indemnification no less favorable than those set forth in the Organizational Documents of the Company in effect as of the date of the Merger Agreement, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were former or present directors or officers of the Company, unless such modification is required by applicable laws.
During the period from the Effective Time until six years from the Effective Time, Parent or the Surviving Corporation will procure and maintain “tail” insurance policies with a claims period of at least six years from the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance in an amount and scope at least as favorable as the Company’s existing policies with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time. Additionally, in the event that Parent or the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers all or substantially all of its properties and assets to any person, then, in each such case, proper provisions will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the aforementioned obligations. Parent and the Surviving Corporation have also agreed not to sell, transfer, distribute or otherwise dispose of any of their assets in a manner that would reasonably be expected to render Parent or Surviving Corporation unable to satisfy the aforementioned obligations.
Reasonable Best Efforts; Notification; Certain Breaches
Except as otherwise provided in the Merger Agreement, each party to the Merger Agreement, including the Company, Parent and Merger Sub, shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the Transactions (including by using reasonable best efforts to cause the conditions to the closing set forth in the Merger Agreement to be satisfied).
The Company shall give notice to Parent as promptly as reasonably practicable upon becoming aware of any condition, event or circumstance that will result in any of the representations or warranties or performance obligation of the Company not being met, and Parent shall give notice to the Company as promptly as reasonably practicable upon becoming aware of any representation or warranty or performance obligations of Parent and Merger Sub not being met; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under the Merger Agreement.
Regulatory Approvals/Filings; Third Party Consents
The Merger Agreement contains representations and warranties by the Company and by Parent and Merger Sub requiring regulatory filings and authorizations, consents or approvals of government entities and consents or approvals required of other third parties and compliance with applicable laws. Except as described below or elsewhere in this Proxy Statement, there are no material (i) regulatory approvals or filings, authorizations, consents or approvals of government entities or in compliance with applicable laws or (ii) consents or approvals required of other third parties, in each case that must be obtained before closing the Transactions, including the Merger.
FERC Approval and State Notice Filings
Each of the parties to the Merger Agreement have agreed to use reasonable best efforts to obtain all actions or non-actions, approvals, consents, waivers, registrations, permits, authorizations and other confirmations from any governmental entity including the approval of FERC pursuant to Section 203 of the Federal Power Act of 1935, as amended, and the rules and regulations promulgated thereunder, 16 U.S.C. § 824b (the “FERC Approval”). Under the Merger Agreement, each party is required to (i) make any required filings in connection with obtaining FERC Approval as promptly as reasonably practicable, (ii) supply as promptly as reasonably practicable any additional information and documentary material (other than information subject to attorney-client or attorney work-product privilege) that may be requested by FERC in connection with the FERC Approval and (iv) use its reasonable best efforts to take, or cause to be taken, all other actions consistent with the foregoing as may be necessary to obtain the FERC Approval, in each case as promptly as reasonably practicable (and in any event no later than two business days prior to the End Date).
Parent has agreed to take any and all action necessary, including but not limited to (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or Parent or their respective subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of the Company or Parent or their respective subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of the Company or Parent or their respective subsidiaries or (v) effectuating any other change or restructuring of the Company or Parent or their respective subsidiaries and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with any governmental entity in connection with any of the foregoing and in the case of actions by or with respect to the Company or its subsidiaries or its or their businesses or assets; provided, however, that any such action may, at the discretion of the Company, be conditioned upon consummation of the Merger) (each, a “Divestiture Action”) to ensure that (A) no governmental entity enters any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any law or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, and (B) the FERC Approval is obtained as promptly as reasonably practicable (and in any event no later than two business days prior to the End Date). In the event that any proceeding is threatened or instituted challenging the Merger as violative of any applicable law, Parent has agreed to take such action, including any Divestiture Action, as may be necessary to avoid, resist or resolve such action. In addition, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the Transactions in accordance with the terms of the Merger Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the Transactions, Parent has agreed to take promptly any and all steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date. Notwithstanding anything to the contrary in the Merger Agreement, none of Parent or any of its subsidiaries will be required to take any Divestiture Action that would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. Parent and Merger Sub have also agreed to not take any action that could reasonably be expected to hinder or delay the obtaining of the FERC Approval or the approval of any other governmental entity.
The Company filed the application required for FERC Approval on March 18, 2024. The Company anticipates obtaining FERC Approval prior to the date of the Special Meeting.
Consent Required by the Company’s Senior Credit Facility
The Company’s Senior Credit Facility contains a covenant that requires the prior written consent of at least two or more of the Banks before the Merger and the Transactions may be consummated. On February 8, 2024, we obtained the written consent of the Banks to consummate the Merger and the Transactions.
Notification of Certain Matters
Each party to the Merger Agreement, subject to applicable law related to the exchange of information, has agreed to (i) give the other party notice as promptly as reasonably practicable of (and if in writing, furnish the other party with copies of) any communication received or sent by such party from or to any governmental entity regarding any filings, investigation, or inquiry concerning the Transactions, and permit the other party to review and discuss in advance (and to consider in good faith any comments made by the other party in relation to) any proposed written response to any such communication, (ii) keep the other party reasonably informed of any developments, meetings or discussions with any governmental entity in respect of any filings, investigation, or inquiry concerning the Transactions and (iii) not independently participate in any meeting or discussions with a governmental entity in respect of any filings, investigation or inquiry concerning the Transactions without giving the other party prior notice of such meeting or discussions and, unless prohibited by such governmental entity, the opportunity to attend or participate therein.
Agreement to Defend; Shareholder Litigation
In the event any proceeding by any governmental entity or other person is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, the parties to the Merger Agreement have agreed to cooperate and use their reasonable best efforts to defend against and respond thereto.
Other Covenants
The Merger Agreement contains additional agreements between the Company, Parent and Merger Sub relating to, among other matters:
•
the filing of this Proxy Statement and a Rule 13e-3 transaction statement on Schedule 13E-3 with the SEC (and cooperation in response to any comments from the SEC with respect to this Proxy Statement);

•	the obligations of Merger Sub;
•	the inability of any party to control, directly or indirectly, or direct the other party and their respective subsidiaries’ operations prior to the Effective Time;
•	the coordination of press releases and other public announcements or filings relating to the Merger Agreement and the Transactions;
•	the de-listing of the Class A Common Stock from NASDAQ and the deregistration under the Exchange Act; and
•	certain matters relating to Section 16 of the Exchange Act.

Conditions to the Merger
The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the fulfillment or waiver, at or before the Effective Time, of the following conditions:
•	that the Requisite Company Vote has been obtained;
•	the FERC Approval has been obtained; and
•
that no governmental entity having jurisdiction having jurisdiction over any party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited.

The obligation of Parent and Merger Sub to effect the Merger is subject to the fulfillment or waiver, at or before the Effective Time, of the following conditions:
•
the representations and warranties of the Company set forth in the Merger Agreement were true and correct as of the date of the Merger Agreement and as of date of the closing of the Merger, as though made on and as of the closing date of the Merger (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Company Material Adverse Effect”) would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•	the Company has performed in all material respects all agreements and covenants required to be performed by it under the Merger Agreement at or prior to the Effective Time; and
•	the Company has delivered a certificate confirming the accuracy of its representations and warranties and performance of its obligations.
The obligation of the Company to effect the Merger is subject to the fulfillment or waiver, at or before the Effective Time, of the following conditions:
•
the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement were true and correct as of the date of the Merger Agreement and as of the date of the closing of the Merger, as though made on and as of the closing date of the Merger (except that representations and warranties that speak as of specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Parent Material Adverse Effect” (as defined in the Merger Agreement)) that would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

•	each of Parent and Merger Sub has performed in all material respects all agreements and covenants required to be performed by them under the Merger Agreement at or prior to the Effective Time; and
•	Parent has delivered a certificate confirming the accuracy of its representations and warranties and performance of its obligations.
Financing the Merger; Source of Funds
The Merger is not subject to any financing condition, and the Maxwell Filing Persons intend to fund the amount needed for the Merger Consideration from a Credit Agreement and Guaranty dated as of August 15, 2023 (the “Credit Facility”) by and among Parent, TxEx, and NuDevco Retail, as Borrowers; and Mr. Maxwell, Electric Holdco, and NuDevco Retail Holdings, as Guarantors; Woodforest National Bank, a national banking association, as administrative agent, lead arranger and sole bookrunner; and Origin Bank, as syndication agent.
The Credit Facility provides for one or more secured term loan borrowings until August 15, 2025. The Borrowers may not borrow, repay, and reborrow term loans under the Credit Facility. Borrowings under the Credit Facility are secured by substantially all property of the Borrowers and the Guarantors, including, among others, (i) any properties encumbered by mortgages in favor of the administrative agent, and (ii) all of TxEx’s equity interests in Parent and Electric Holdco, all of the shares of Class B Common Stock of the Company owned by Parent and NuDevco Retail, all of Electric Holdco’s equity interests in NuDevco Retail Holdings, and all of NuDevco Retail

Holdings’ equity interests in NuDevco Retail. All shares of Class B Common Stock of the Company held by Parent and NuDevco Retail are pledged as collateral under the Credit Facility.
Borrowings under the Credit Facility bear interest at varying rates, depending on the type of loan and the rates of designated benchmarks and the applicable Borrower’s election. For all borrowings under the Credit Facility, the applicable Borrower may choose among the following interest rates: (i) for any day, an interest rate equal to the highest of (1) the prime rate in effect on that day, (2) the federal funds effective rate in effect on that day plus 0.5%, and (3) adjusted term SOFR for a one-month interest period plus 1.00%, in each case plus an applicable margin of 3.0%; or (ii) an interest rate equal to adjusted term SOFR plus an applicable margin of 4.0%.
The Credit Facility contains customary covenants relating to the Borrowers and the Guarantors concerning, among other things, investments, dispositions of assets, indebtedness, liens on assets, and dividends and other distributions. The Credit Facility contains customary events of default. If an event of default occurs and is continuing, the lenders may, among other things, terminate their obligations under the Credit Facility and require the Borrowers to repay all amounts thereunder. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, the lenders’ obligations under the Credit Facility will automatically terminate and all amounts outstanding under the Credit Facility will automatically become due and payable. The Credit Facility will expire on August 15, 2026.
The Borrowers intend to repay the borrowings under the Credit Facility pursuant to its terms. There are no current plans or arrangements to repay the loan aside from those terms and conditions as set forth in the Credit Facility agreement. The Maxwell Filing Persons have no other current alternative financing plans or arrangements in the event the Maxwell Filing Persons are unable to obtain the funds necessary to pay the Merger Consideration from the Credit Facility.
Termination
The Merger Agreement may be terminated and the Merger and other Transactions may be abandoned at any time prior to the Effective Time, whether (except as expressly set forth below) before or after the Requisite Company Vote has been obtained:
•	by mutual written consent of the Company (acting upon the recommendation of the Company Special Committee) and Parent;
•	by either the Company or Parent:
○
if any governmental entity having jurisdiction over any party shall have issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and/or the other Transactions and such order, decree, ruling or injunction or other action shall have become final and non-appealable or if there is adopted any law that makes consummation of the Merger and/or the other Transactions illegal or otherwise prohibited; provided, however, that this right to terminate the Merger Agreement is not be available to any party whose failure to fulfill any covenant or agreement under the Merger Agreement has been the cause of or resulted in the action or event described above occurring;

○
if the Merger shall not have been consummated on or before 5:00 p.m. Houston time, on July 31, 2024 (i.e., the End Date); provided, however, that this right to terminate the Merger Agreement is not available to any party whose failure to fulfill any covenant or agreement under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

○
in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in the Merger Agreement that (a) would give rise to the failure of the conditions precedent to the transaction of the Company, Parent and Merger Sub, as applicable, if it was continuing as of the closing date of the Merger and (b) cannot be cured by the breaching party or, if capable of being cured, shall not have been cured by the breaching party by the earlier of two business days prior to the End Date and thirty calendar days following receipt of written notice to the breaching party stating the non-breaching party’s intention to terminate the Merger Agreement pursuant to the foregoing and the basis for such termination (a “Terminable Breach”); provided, however, that the terminating party is not then in Terminable Breach of any representation, warranty, covenant or other agreement contained in the Merger Agreement; or

○
if the Requisite Company Vote shall not have been obtained upon a vote at a duly held meeting of the Company’s shareholders, or at any adjournment or postponement thereof; provided, however, that Parent shall not be permitted to terminate for such failure to obtain the Requisite Company Vote if such vote has not been obtained as a result of any of Parent, NuDevco Retail or William Keith Maxwell, III (or any shares over which they have voting control) failing to vote in favor of the Merger and Transactions;

•	the Company also may terminate the Merger Agreement (acting upon the recommendation of the Special Committee) if:
○
prior to the receipt of the Requisite Company Vote, the Special Committee has made a Change in Company Recommendation in connection with a Superior Proposal that Parent has not agreed in writing to participate in.

○
prior to the receipt of the Requisite Company Vote, in order to accept a Superior Proposal that Parent, NuDevco Retail or Mr. Maxwell (or their successors) are a party to, and concurrently therewith or promptly thereafter enters into a binding, definitive agreement for such transaction with such parties for the consummation of such Superior Proposal.

○	prior to the receipt of the Requisite Company Vote, if the Special Committee has made a Change in Company Recommendation in connection with an Intervening Event.
•	Parent may also terminate the Merger Agreement if:
○	prior to the receipt of the Requisite Company Vote, and within five business days after the date on which the Special Committee of the Company makes a Change in Company Recommendation.
Termination Fees and Expenses
Under certain circumstances following a termination of the Merger Agreement, the Company has agreed to pay certain fees (each, a “Termination Fee”) to Parent as follows:
•
(a) if the Merger Agreement is terminated by Parent pursuant to a Change in Company Recommendation, or (b) if the Company terminates the Merger Agreement pursuant to a Superior Proposal or Intervening Event, then the Company will pay a termination fee equal to the reasonable and documented third party expenses of Parent and Merger Sub incurred in connection with the Merger Agreement, not to exceed $300,000.00 (the “Company Termination Fee”). If the Company Termination Fee is payable pursuant to clause (a), the fee will be paid no later than three business days after the notice of such termination. If the Company Termination Fee is payable pursuant to clause (b), the fee will be paid no later than two business days after the notice of such termination.

•
If the Merger Agreement is terminated by Parent or the Company pursuant to a failure to obtain the Requisite Company Vote on or before the date of any such termination, a Competing Transaction shall have been publicly disclosed and not withdrawn, and within 12 months after the date of such termination, the Company enters into a definitive agreement with respect to a Competing Transaction, then the Company will pay to Parent the Company Termination Fee.

Fees and Expenses
Except as otherwise provided in the Merger Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger will be paid by the party incurring or required to incur them. Under the terms of the Merger Agreement, Parent has agreed to pay for 50% of the costs and expenses of any proxy solicitation firm engaged in connection with obtaining the Requisite Company Vote.
Amendments and Modification
At any time prior to the Effective Time, the Merger Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote, by the written consent of the parties. After receipt of the Requisite Company Vote, no amendment may be made which would reduce the amount or change the type of consideration to which each share of Class A Common Stock would be converted upon the completion of the Merger or that would otherwise require further approval of the Company shareholders without obtaining such further approval.

Specific Performance
Under certain circumstances, the Company, Parent and Merger Sub are entitled to specific performance of the terms of the Merger Agreement, in addition to any other remedy at law or equity.
Governing Law
The Merger Agreement is governed by and construed in accordance with the laws of the State of Delaware that apply to agreements made and performed entirely within the State of Delaware, without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.
Support Agreement
Parent, Merger Sub, Mr. Maxwell and four other affiliated entities, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail, or the Subject Shareholders, are party to the Support Agreement. Among other things, the Support Agreement reflects the Subject Shareholders’ agreement to (i) vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement and the Transactions, including the Merger, (ii) not exchange their units in Spark HoldCo and shares of Class B Common Stock for shares of Class A Common Stock other than following the closing of the Merger, and (iii) NuDevco Retail will sell its Class B Common Stock to Parent simultaneously with the consummation of the Merger. It also reflects the Subject Shareholders’ agreement to vote against any proposal, offer or submission with respect to a Competing Transaction. A copy of the Support Agreement is attached as Appendix B to this Proxy Statement.

ADVISORY VOTE ON GOLDEN PARACHUTE COMPENSATION
(THE COMPENSATION PROPOSAL)
General
In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Rule 14a-21(c) under the Exchange Act, the Company is providing its shareholders with the opportunity to cast a non-binding, advisory vote on the “golden parachute compensation” (also known as the Compensation Proposal), that may be paid or become payable to its named executive officers in connection with the Merger, which has been quantified and discussed in more detail in “Special Factors—Golden Parachute Compensation”.
Advisory Vote
As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Rule 14a-21(c) under the Exchange Act, the Company is asking its shareholders to vote on the approval of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, as disclosed in the sections of this Proxy Statement entitled “Special Factors—Golden Parachute Compensation” and “Advisory Vote on Golden Parachute Compensation (The Compensation Proposal)” including the associated narrative discussion, is hereby APPROVED.”
The vote on the Compensation Proposal is a vote separate and apart from the vote to approve the Merger Proposal. Accordingly, you may vote to approve the Compensation Proposal and vote against the Merger Proposal, or vice versa. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on either the Company or Parent. Accordingly, approval of the Compensation Proposal is not a condition to the completion of the Merger. In addition, because the Company is contractually obligated to pay the compensation disclosed in the sections of this Proxy Statement entitled “Special Factors—Golden Parachute Compensation,” the compensation will be payable, subject only to the conditions applicable thereto if the Merger is approved and consummated and regardless of the outcome of the advisory vote.
Required Vote
Approval of the Compensation Proposal, on an advisory basis, requires an affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the matter at the Special Meeting.
Recommendation
The Board of Directors unanimously recommends shareholders vote FOR the approval, on an advisory basis, of the Compensation Proposal as disclosed in this Proxy Statement.

ADJOURNMENT OF THE SPECIAL MEETING
(THE ADJOURNMENT PROPOSAL)
Adjournment of the Special Meeting
In the event that the number of shares of Common Stock present and represented by proxy at the Special Meeting and voting “FOR” the Merger Proposal is insufficient to obtain the Requisite Company Vote, the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the approval of the Merger Proposal (also known as the Adjournment Proposal). In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other proposals discussed in this Proxy Statement.
Required Vote
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
Recommendation
The Board of Directors unanimously recommends shareholders vote FOR the Adjournment Proposal as disclosed in this Proxy Statement.

IMPORTANT INFORMATION REGARDING VIA RENEWABLES, INC.
Prior Public Offerings
During the past three years, the Company has not made any underwritten public offering of Common Stock for cash that was registered under the Securities Act or exempt from registration under Regulation A.
Summary Historical Consolidated Financial Data
The following summary historical consolidated financial data as of and for each of the years ended December 31, 2023 and 2022 have been derived from the Company’s audited consolidated financial statements for the periods and as of the dates presented. This information is only a summary and should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference in this Proxy Statement. More comprehensive financial information is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including management’s discussion and analysis of the financial condition and results of operation, and the following summary is qualified in its entirety by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and all of the financial information and notes contained therein. For additional information, see “Where Shareholders Can Find More Information” beginning on page 119. Historical results are not necessarily indicative of results to be expected in any future period.
	Year Ended December 31
(in thousands, except per share data)	2023	2022
Summary Income Statement Data:
Total revenues	$435,192	$460,493
Total operating expenses	388,720	435,732
Operating income	46,472	24,761
Total Other (Expenses)	(9,225)	(7,075)
Income before income tax expense	37,247	17,686
Income tax expense	11,142	6,483
Net income	$26,105	$11,203
Net income attributable to Via Renewables, Inc. shareholders	$14,975	$7,578
Net income (loss) attributable to shareholders of Class A Common Stock	$4,356	$(476)
Comprehensive income attributable to Via Renewables, Inc. shareholders	$14,975	$7,578
Net income (loss) attributable to Via Renewables, Inc. per share of Class A Common Stock:
Basic	$1.36	$(0.15)
Diluted	$1.36	$(0.15)
Weighted average shares of Class A Common Stock outstanding:
Basic	3,211	3,156
Diluted	3,211	3,156

Summary Balance Sheet Data:
Current assets	$158,973	$178,927
Non-current assets	144,861	152,023
Current liabilities	79,996	92,168
Long-term liabilities	97,054	122,733
Series A Preferred Stock, par value $0.01 per share, 20,000,000 shares authorized, 3,567,543 shares issued and outstanding at December 31, 2023 and December 31, 2022	88,065	87,713
Non-controlling interest in Spark HoldCo, LLC	(7,881)	(14,234)

Summary Statement of Cash Flow Data:
Net cash provided by operating activities	$49,315	$16,207
Net cash used in investing activities	(1,435)	(6,871)
Net cash used in financing activities	(40,636)	(49,305)

Book Value Per Share
Our net book value per share of Class A Common Stock as of December 31, 2023 was approximately $5.35. This amount was calculated as our book value (total assets less total liabilities and Series A Preferred Stock), divided by the total number of shares of Common Stock outstanding as of such date.
Market Price of the Class A Common Stock
The Class A Common Stock is traded on the NASDAQ under the symbol “VIA.”
The closing price of the Class A Common Stock on March 18, 2024 was $10.92 and as of such date, the Company had one holder of record of Class A Common Stock. The number of record owners was determined from the Company’s shareholder records maintained by the Company’s transfer agent.
The following table sets forth, for the periods indicated, the high and low sales prices of the Class A Common Stock as reported by the NASDAQ during such period.
	Market Price(1)
Fiscal Year	High	Low
2024
First Quarter (through March 18, 2024)	$10.96	$10.47

2023
First Quarter	$36.00	$15.48
Second Quarter	$18.57	$6.68
Third Quarter	$10.21	$5.81
Fourth Quarter	$10.56	$5.22

2022
First Quarter	$59.00	$38.15
Second Quarter	$43.95	$35.50
Third Quarter	$45.45	$35.05
Fourth Quarter	$38.10	$24.45

2021
First Quarter	$62.00	$46.55
Second Quarter	$58.45	$47.20
Third Quarter	$61.75	$48.35
Fourth Quarter	$61.40	$50.30
(1)
The Company completed a 1 for 5 reverse stock split of its outstanding shares of Class A Common Stock and Class B Common Stock on March 21, 2023. The historical high and low sales prices of the Class A Common Stock prior to the effective date of the reverse stock split have been adjusted to reflect this reverse stock split.

Dividends
The following table sets forth the dividends on the Company’s Class A Common Stock declared by the Company’s Board in the fiscal years ended December 31, 2023 and December 31, 2022, respectively. The Company completed a 1 for 5 reverse stock split of its outstanding shares of Class A Common Stock and Class B Common Stock on March 21, 2023. The Company last paid a quarterly dividend of $0.18125 to holders of its Class A Common Stock on March 15, 2023 to holders of record of Class A Common Stock on March 1, 2023. Therefore, the dividends reported in the below table do not reflect the reverse stock split.
Dividends per share declared in	2023	2022
1st Quarter	$0.18125	$0.18125
2nd Quarter	$0.00000	$0.18125
3rd Quarter	$0.00000	$0.18125
4th Quarter	$0.00000	$0.18125
Total	$0.18125	$0.725
The Company has historically paid a cash dividend each quarter to holders of its Class A Common Stock to the extent it has cash available for distribution and is permitted to do so under the terms of the Senior Credit Facility, as well as paid dividends to the holders of the Series A Preferred Stock. In April 2023, the Company announced a suspension of the dividend on the Class A Common Stock. The Company’s ability to pay dividends depends on certain factors, including the terms of its Senior Credit Facility, the performance of its business, cash flows, RCE counts and the margins it receives.
The Merger Agreement restricts the ability of the Company to pay dividends to holders of Class A Common Stock from the date of the Merger Agreement until the Effective Time. Therefore, the Company does not anticipate declaring cash dividends on the Class A Common Stock in the foreseeable future. Subject to such limitations, any future determination to pay dividends on Class A Common Stock will be at the discretion of the Board and will be dependent upon then existing conditions, including other factors, as the Board deems relevant, such as the restrictions on dividends and certain other payments under the Senior Credit Facility. For further information, see the section entitled “The Merger Agreement—Conduct of Business Pending the Merger.”
Issuer Purchases of Equity Securities
The Company did not repurchase any shares of Class A Common Stock in the last two fiscal years.
Security Ownership of Management and Certain Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of our Common Stock outstanding as of March 18, 2024 that is owned by:
•	each person or group known to us to beneficially own more than 5% of any class of our outstanding voting securities;
•	each director, director nominee and named executive officer; and
•	all of our directors and executive officers as a group.

All information with respect to beneficial ownership has been furnished by the respective 5% or more shareholders, directors or executive officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is 12140 Wickchester Ln., Suite 100, Houston, Texas 77079.
	Class A Common Stock beneficially owned(1)(2)		Class B Common Stock beneficially owned(1)		Combined voting power(3)
Name of beneficial owner	Number	Percentage	Number	Percentage
Five percent Shareholders:
W. Keith Maxwell III(4)	748,748	23.2%	4,000,000	100%	65.7%
The Vanguard Group, Inc.(5)	173,365	5.4%	—	—	2.4%
Renaissance Technologies LLC(6)	131,101	4.1%	—	—	1.8%
Directors, director nominee and named executive officers:
W. Keith Maxwell, III(4)	748,748	23.2%	4,000,000	100%	65.7%
Kenneth M. Hartwick	12,126	*%	—	—	*%
Amanda E. Bush	4,184	*%	—	—	*%
Stephen Kennedy	—	—	—	—	—
Mike Barajas	4,471	*%	—	—	*%
Paul Konikowski	2,103	*%	—	—	*%
Barbara Clay	4,960	*%	__	__	*%
Directors and current executive officers as a group (7 total)(2)	776,592	24.0%	4,000,000	100%	66.0%
*	Less than one percent
(1)
Each holder of a common unit of Spark HoldCo has the right to exchange all or a portion of its Spark HoldCo common units (together with a corresponding number of shares of Class B Common Stock) for Class A Common Stock (or cash at the Company or Spark HoldCo’s election) at an exchange ratio of one share of Class A Common Stock for each Spark HoldCo common unit (and corresponding share of Class B Common Stock) exchanged. For additional information, please see “The Parties to the Merger—Transactions between the Company and the Maxwell Filing Persons—Transactions with Related Persons—Spark HoldCo, LLC Limited Liability Company Agreement.”

(2)
Excludes the following number of Company RSUs or Maxwell RSUs, as applicable, issued under the Company’s incentive plan, which may be settled in cash or shares of Class A Common Stock or a combination of both at the Company’s election: 78,089 Maxwell RSUs for Mr. Maxwell; 2,936 Company RSUs for Mr. Hartwick, 2,936 Company RSUs for Ms. Bush; no Company RSUs for Mr. Kennedy; 20,946 Company RSUs for Mr. Barajas; 18,180 Company RSUs for Mr. Konikowski; and 5,147 Company RSUs for Ms. Clay.

(3)
Represents the percentage of voting power of our Class A Common Stock and Class B Common Stock voting together as a single class. Each share of Class B Common Stock entitles its holder to one vote on all matters to be voted on by shareholders generally.

(4)
Reflects (i) 748,748 shares of Class A Common Stock held directly by W. Keith Maxwell III (representing 10.4% of the combined voting power), (ii) 3,945,000 shares of Class B Common Stock held directly by Parent (representing 55.5% of the combined voting power), and (iii) 55,000 shares of Class B Common Stock held directly by NuDevco Retail, LLC (representing less than 1% of the combined voting power). W. Keith Maxwell III is the sole member of TxEx, which is the sole member of Parent and Electric Holdco. Electric Holdco is the sole member of NuDevco Retail Holdings, which is the sole member of NuDevco Retail, LLC. Accordingly, W. Keith Maxwell III may therefore be deemed to beneficially own the shares of Class A Common Stock and Class B Common Stock held by Parent and NuDevco Retail reported herein. Mr. Maxwell owns 7,000 shares of Series A Preferred Stock, representing less than 1% of the outstanding Series A Preferred Stock, which is not included in his total amount of shares beneficially owned. The Series A Preferred Stock generally have no voting rights and are not entitled to vote on any matters at the Special Meeting.

(5)
Based on the Schedule 13G filed on February 13, 2024 by The Vanguard Group, Inc. with respect to the Company’s Class A Common Stock held as of December 29, 2023. Based on the Schedule 13G, The Vanguard Group, Inc. has (i) sole dispositive power over 172,240 shares of Class A Common Stock and (ii) shared dispositive power over 1,125 shares of Class A Common Stock. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Based on Amendment No. 4 to the Schedule 13G/A filed on February 13, 2024 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation with respect to the Company’s Class A Common Stock held as of December 29, 2023. Based on Amendment No. 4 to the Schedule 13G/A, (i) Renaissance Technologies LLC has sole voting power over 131,101 shares of Class A Common Stock and sole dispositive power over 131,101 shares of Class A Common Stock, and (ii) Renaissance Technologies Holdings Corporation has sole voting power over 131,101 shares of Class A Common Stock and sole dispositive power over 131,101 shares of Class A Common Stock. The address of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation is 800 Third Avenue, New York, NY 10022.

Transactions in Common Stock
Transactions by the Company
Other than the Merger Agreement, there have been no transactions in shares of Class A Common Stock by the Company within the 60 days prior to the date of this Proxy Statement.

Transactions by the Company’s Directors and Executive Officers
None of the Company’s directors and executive officers have (a) effected any transaction with the Company in shares of Class A Common Stock or any other equity securities of the Company exceeding $60,000 during the past two years or (b) effected any transaction in shares of the Class A Common Stock or any other equity securities of the Company during the past 60 days, except as provided below:
Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
W. Keith Maxwell, III
6/9/2023	900	—	Gift of Class A Common Stock in a privately negotiated transaction
5/31/2023	6,150	—	Gift of Class A Common Stock in a privately negotiated transaction
5/18/2023	27,346	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2023	9,422	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2023	10,948	$12.46	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2023	3,772	$12.46	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2023	59,454	—	Grant of restricted stock units
3/21/2023	—	—
The Company completed a 1 for 5 reverse stock split of its Class A Common Stock and Class B Common Stock on March 21, 2023. Outstanding restricted stock units as of such date were also adjusted to reflect the reverse stock split.

3/15/2023	903	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
3/15/2023	774	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2022	782	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2022	706	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
11/14/2022	200	$35.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
11/14/2022	200	$35.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2022	576	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
9/15/2022	542	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2022	554	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2022	544	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/14/2022	1,300	—	Gift of Class A Common Stock in a privately negotiated transaction
5/18/2022	8,414	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2022	24,784	—	Grant of restricted stock units
5/18/2022	24,784	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2022	2,420	$41.05	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2022	7,128	$41.05	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2022	24,782	—	Grant of restricted stock units
3/23/2022	100	$40.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/23/2022	100	$40.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/23/2022	100	$40.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/23/2022	200	$40.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/23/2022	100	$40.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/23/2022	100	$40.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/23/2022	100	$40.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/15/2022	545	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
3/14/2022	200	$46.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction(3)
3/11/2022	200	$48.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/11/2022	200	$47.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/11/2022	200	$48.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/11/2022	40	$52.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/11/2022	40	$52.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/11/2022	40	$52.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/11/2022	40	$52.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
3/11/2022	40	$52.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/10/2022	100	$53.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
3/10/2022	20	$53.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
12/15/2021	528	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
11/22/2021	40	$59.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
11/18/2021	3	$60.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
11/18/2021	38	$60.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/29/2021	400	$51.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/29/2021	73	$51.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.84	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.84	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.84	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.84	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	208	$50.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	39	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	60	$50.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	60	$50.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	20	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/28/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
9/28/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	442	$51.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.14	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	200	$51.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/24/2021	40	$51.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/22/2021	6	$51.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/22/2021	60	$51.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/22/2021	60	$51.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/22/2021	40	$51.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/22/2021	55	$55.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	220	$51.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	2	$49.43	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	6	$49.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.49	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	200	$49.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	34	$49.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	200	$48.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	40	$49.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/21/2021	60	$49.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/20/2021	40	$49.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/20/2021	40	$49.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/20/2021	40	$49.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/20/2021	40	$49.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/20/2021	40	$49.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/20/2021	100	$49.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/16/2021	99	$50.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/16/2021	100	$50.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	199	$50.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	516	—	Grant of restricted stock units
9/15/2021	42	$50.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	20	$50.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	27	$50.78	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	14	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.79	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
9/15/2021	100	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	40	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	60	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	60	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	14	$50.73	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	73	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	15	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/15/2021	100	$50.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	82	$50.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	100	$50.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	19	$50.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	100	$50.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$49.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$50.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$50.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	100	$50.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	83	$50.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	18	$50.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	100	$50.09	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	100	$50.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	100	$50.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$50.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$50.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$50.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
9/14/2021	200	$49.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	13	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	8	$56.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	1	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	1	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	19	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	9	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.39	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	12	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
8/31/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	20	$55.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/31/2021	100	$55.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/30/2021	100	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/27/2021	100	$57.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/27/2021	100	$57.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/27/2021	100	$57.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/27/2021	100	$57.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/27/2021	200	$57.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/27/2021	200	$57.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/18/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/18/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/18/2021	20	$56.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$55.99	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/17/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$57.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	40	$58.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	40	$58.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$58.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	40	$58.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/16/2021	20	$58.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/13/2021	20	$56.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/13/2021	20	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/13/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/13/2021	20	$56.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/13/2021	20	$55.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/13/2021	20	$55.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
8/12/2021	20	$55.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	30	$55.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$56.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/12/2021	20	$56.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	1	$55.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.30	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	30	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	40	$55.55	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	40	$55.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	40	$55.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	40	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/11/2021	20	$56.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	20	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	20	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	20	$57.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	21	$57.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	19	$57.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	1	$57.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	19	$57.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	2	$57.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	7	$57.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	14	$56.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
8/10/2021	20	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	20	$57.05	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	20	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$55.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
8/10/2021	40	$56.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
7/1/2021	160,000	—
Exchange of Parent’s 800,000 Spark HoldCo units, together with a corresponding number of shares of Class B Common Stock, into 160,000 shares of Class A Common Stock pursuant to the Spark HoldCo LLC Agreement

6/30/2021	180	$56.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/30/2021	1	$56.35	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/30/2021	40	$56.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/30/2021	40	$56.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/30/2021	40	$56.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/30/2021	40	$56.70	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/30/2021	40	$57.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	40	$55.80	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	40	$55.85	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	40	$55.90	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	40	$55.95	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	20	$55.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	40	$55.65	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/29/2021	284	$55.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/28/2021	40	$54.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/28/2021	20	$54.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/28/2021	40	$54.15	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	82	$54.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	511	$54.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	26	$54.00	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	410	$54.10	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	43	$54.20	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	549	$54.25	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	213	$54.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	40	$54.38	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	120	$54.40	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	140	$54.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	40	$54.45	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	40	$54.48	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	208	$54.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	1,000	$54.50	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/25/2021	200	$54.75	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
6/15/2021	555	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
5/27/2021	93	$54.60	Open market purchase of shares of Class A Common Stock in a privately negotiated transaction
5/18/2021	10,505	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2021	2,596	$53.50	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
5/18/2021	10,505	—	Grant of restricted stock units
5/18/2021	31,513	—	Grant of restricted stock units
Kenneth M. Hartwick
5/18/2023	3,297	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2023	2,936	—	Grant of restricted stock units
3/21/2023	—	—
The Company completed a 1 for 5 reverse stock split of its Class A Common Stock and Class B Common Stock on March 21, 2023. Outstanding restricted stock units as of such date were also adjusted to reflect the reverse stock split

3/15/2023	100	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2022	89	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
9/15/2022	67	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2022	66	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
5/20/2022	740	—	Gift of Class A Common Stock in a privately negotiated transaction
5/18/2022	2,975	—	Grant of restricted stock units
Amanda E. Bush
5/18/2023	1,455	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2023	2,936	—	Grant of restricted stock units
3/21/2023	—	—
The Company completed a 1 for 5 reverse stock split of its Class A Common Stock and Class B Common Stock on March 21, 2023. Outstanding restricted stock units as of such date were also adjusted to reflect the reverse stock split

3/15/2023	44	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2022	39	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
9/15/2022	30	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2022	29	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
5/18/2022	1,673	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2022	1,313	—	Grant of restricted stock units
3/15/2022	27	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2021	27	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
9/15/2021	26	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2021	28	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
5/18/2021	1,759	$53.50	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2021	1,566	—	Grant of restricted stock units
3/15/2021	31	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
Mike Barajas
5/18/2023	4,570	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2023	1,120	$12.46	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2023	8,918	—	Grant of restricted stock units
3/21/2023	—	—
The Company completed a 1 for 5 reverse stock split of its Class A Common Stock and Class B Common Stock on March 21, 2023. Outstanding restricted stock units as of such date were also adjusted to reflect the reverse stock split

3/15/2023	502	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2022	446	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
9/15/2022	335	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2022	329	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
5/18/2022	1,023	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2022	305	$41.05	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2022	12,392	—	Grant of restricted stock units

Transaction Date	Quantity	Price ($)	Transaction Description(1)(2)
3/15/2022	59	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2021	57	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
11/5/2021	2,000	—	Grant of restricted stock units
Paul Konikowski
5/18/2023	2,291	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2023	563	$12.46	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2023	11,891	—	Grant of restricted stock units
3/21/2023	—	—
The Company completed a 1 for 5 reverse stock split of its Class A Common Stock and Class B Common Stock on March 21, 2023. Outstanding restricted stock units as of such date were also adjusted to reflect the reverse stock split

3/15/2023	260	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2022	231	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
9/15/2022	173	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
6/15/2022	170	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
5/18/2022	517	—	Issuance of shares of Class A Common Stock upon vesting of restricted stock units
5/18/2022	142	$41.05	Withheld shares to pay statutory income taxes resulting from vesting of restricted stock units
5/18/2022	6,196	—	Grant of restricted stock units
3/15/2022	34	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
12/15/2021	32	—	Grant of restricted stock units (accrued on outstanding restricted stock units as a result of a dividend equivalent payment made to the holder)
11/08/2021	2,000	—	Grant of restricted stock units
(1)
Each grant of restricted stock units (unless otherwise noted) listed in this section represents the right to receive, upon vesting, one share of Class A Common Stock, cash, or a combination of both. Each restricted stock unit listed in this section also includes tandem dividend equivalents which will vest upon the same schedule as the underlying restricted stock unit.

(2)
The Company completed a 1 for 5 reverse stock split of its outstanding shares of Class A Common Stock and Class B Common Stock on March 21, 2023. The historical prices and number of shares/restricted stock units reported in this table prior to the effective date of the reverse stock split have been adjusted to reflect this reverse stock split.

(3)	These shares of Class A Common Stock purchased on March 14, 2022 were held directly by Parent, which is a wholly owned subsidiary of TxEx, which is wholly owned by Mr. Maxwell.
Transactions by the Maxwell Filing Persons
None of the Maxwell Filing Persons or their directors or executive officers (other than Mr. Maxwell, which transactions are reported in the table above under “—Transactions by the Company’s Directors and Executive Officers”) have (a) effected any transaction with the Company in shares of Class A Common Stock or any other equity securities of the Company exceeding $60,000 during the past two years or (b) effected any transaction in shares of the Class A Common Stock or any other equity securities of the Company during the past 60 days, except as provided below:
Transaction Date	Quantity	Price ($)	Transaction Description
3/21/2023	—	—	The Company completed a 1 for 5 reverse stock split of all outstanding shares of Class B Common Stock on March 21, 2023, including those held by Parent and NuDevco Retail on such date.
Pursuant to the Support Agreement, Parent, Merger Sub, Mr. Maxwell and four other affiliated entities, TxEx, Electric Holdco, NuDevco Retail Holdings, and NuDevco Retail (also referred to in this Proxy Statement as the Subject Shareholders), are party to a Support Agreement. Among other things, the Support Agreement reflects the Subject Shareholders’ agreement to (i) vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement and the Transactions, including the Merger, (ii) not exchange their units in Spark HoldCo and shares of Class B Common Stock for shares of Class A Common Stock other than following the closing of the Merger, and (iii) NuDevco Retail will sell its Class B Common Stock to Parent simultaneously with the consummation of the Merger. It also reflects the Subject Shareholders’ agreement to vote against any proposal, offer or submission with respect to a Competing Transaction (as defined in the Merger Agreement and in this Proxy Statement). A copy of the Support Agreement is attached as Appendix B to this Proxy Statement.
Transactions between the Company and the Maxwell Filing Persons
Under the SEC rules governing “going-private” transactions, the Maxwell Filing Persons are affiliates of the Company and, therefore, are required to provide certain information in respect of agreements, arrangements and understandings with respect to securities of the Company. See the section entitled “The Parties to the Merger—Transactions between the Company and the Maxwell Filing Persons” for the information required by this section, which section is incorporated by reference herein. The Maxwell Filing Persons are making the statements included or incorporated by reference in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

RIGHTS OF APPRAISAL
This section summarizes certain material provisions of Delaware law pertaining to appraisal rights. This summary, however, is not a complete statement of all applicable requirements, and it is qualified in its entirety by reference to Section 262 of the DGCL (which the Company refers to as Section 262), the full text of which appears in Appendix D to this Proxy Statement. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that Company shareholders exercise their appraisal rights under Section 262.
Under Section 262, holders of record of Class A Common Stock who have neither voted in favor of, nor consented in writing to, the approval of the Merger Proposal, who continuously hold such shares of Class A Common Stock from the date of making a demand for appraisal through the Effective Time and who otherwise follow the procedures set forth in Section 262 will be entitled to have their shares of Class A Common Stock appraised by the Delaware Court of Chancery (the “Court”) and to receive payment in cash of the fair value of such shares of Class A Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Court, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of your shares of Class A Common Stock as determined by the Court may be more or less than, or the same as, the Merger Consideration of $11.00 per share of Class A Common Stock that you are otherwise entitled to receive under the terms of the Merger Agreement. Strict compliance with the statutory procedures in Section 262 is required.
Section 262 requires that, where a Merger Agreement is to be submitted for adoption at a meeting of shareholders, the corporation must, not less than twenty days before the special meeting, notify each company shareholder who was a company shareholder on the record date set by the board of directors for notice of such meeting (or if no such record date is set, on the close of business on the day next preceding the day on which notice is given), with respect to such shares of common stock for which appraisal rights are available, that appraisal rights will be available. Either a copy of Section 262 or information directing shareholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost must be included with such notice. This Proxy Statement constitutes the Company’s notice to the shareholders of the Company that appraisal rights are available in connection with the Merger, in compliance with the requirements of Section 262. A copy of Section 262 is attached to this document as Appendix D.
ANY COMPANY SHAREHOLDER WHO WISHES TO EXERCISE APPRAISAL RIGHTS, OR WHO WISHES TO PRESERVE SUCH SHAREHOLDER’S RIGHT TO DO SO, SHOULD CAREFULLY REVIEW THE FOLLOWING DISCUSSION AND APPENDIX D BECAUSE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SPECIFIED WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS. THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL OF SHARES OF CLASS A COMMON STOCK ARE COMPLEX. THE COMPANY BELIEVES THAT, IF A COMPANY SHAREHOLDER CONSIDERS EXERCISING SUCH APPRAISAL RIGHTS, SUCH COMPANY SHAREHOLDER SHOULD SEEK THE ADVICE OF LEGAL COUNSEL.
If you elect to exercise your appraisal rights, you must deliver to the Company a written demand for appraisal of your shares of Class A Common Stock before the vote is taken to approve the Merger Proposal. That demand must be executed by or on behalf of the holder of record of Class A Common Stock and will be sufficient if it reasonably informs the Company of the identity of the holder of record of the Class A Common Stock and the intention of such Company shareholder to demand appraisal of his, her or its shares of Class A Common Stock. Holders of the Class A Common Stock who desire to exercise their appraisal rights must neither vote nor submit a proxy in favor of the Merger Proposal, nor consent thereto in writing. Voting against or failing to vote for approval of the Merger Proposal by itself does not constitute a demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote regarding approval of the Merger Proposal.
A holder of record of Class A Common Stock wishing to exercise appraisal rights must hold of record the shares of Class A Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Class A Common Stock of record through the Effective Time. If you fail to comply with these conditions and the Merger is completed, you will be entitled to receive payment for your shares of Class A Common Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Class A Common Stock. A proxy card that is submitted and does not contain voting instructions and a proxy submitted by telephone or through the Internet that does not contain voting instructions, will, unless revoked, be voted in favor of the approval of the Merger Proposal, and it will constitute a waiver of the Company shareholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a Company shareholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote against adoption of the Merger Agreement or abstain from voting. However, neither voting against the adoption of the Merger Agreement, nor abstaining from voting or failing to vote, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. All demands for appraisal should be sent or delivered to:
Via Renewables, Inc., 12140 Wickchester Ln., Suite 100
Houston, Texas 77079
A demand for appraisal in respect of shares of Class A Common Stock should be executed by or on behalf of the holder of record of such shares of Class A Common Stock, fully and correctly, as the holder’s name appears on the holder’s stock certificates, should specify the holder’s name and state that the person intends thereby to demand appraisal of the holder’s shares of Class A Common Stock in connection with the Merger. The demand for appraisal cannot be made by the beneficial owner if he, she or it does not also hold the shares of Class A Common Stock of record. The beneficial holder must, in such cases, have the record owner, such as a bank, broker or other nominee, submit the required demand for appraisal in respect of those shares of Class A Common Stock. If you hold your shares of Class A Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such bank, brokerage firm or nominee.
If shares of Class A Common Stock are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian) or other nominee, a demand for appraisal must be executed by or for such record holder. If the shares of Class A Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a Company shareholder of record; however, the agent must identify the record holder or owners and expressly disclose the fact that, in executing the demand, such agent is acting as agent for the record holder. If a Company shareholder holds shares of Class A Common Stock through a broker who in turn holds shares of Class A Common Stock through a central securities depository nominee such as Cede & Co. (the nominee for The Depository Trust Company), a demand for appraisal of such shares of Class A Common Stock must be made by or on behalf of the depository nominee and must identify the depository nominee as a record holder. A record holder, such as a broker, who holds shares of Class A Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of Class A Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Class A Common Stock as to which appraisal is sought. Where no number of shares of Class A Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Class A Common Stock in the name of the record holder.
Within ten days after the Effective Time, the Surviving Corporation of the Merger must give notice of the date that the Merger has become effective to each of the shareholders of the Company who did not vote in favor of or consent to the adoption of the Merger Agreement and otherwise complied with Section 262. At any time within 60 days after the Effective Time, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and accept the Merger Consideration for that person’s shares of Class A Common Stock by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty days after the Effective Time will require written approval of the Surviving Corporation. Unless the demand is properly withdrawn by the shareholder within sixty days after the Effective Time, an appraisal proceeding in the Court shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made pursuant to Section 262. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or if the Court does not approve the dismissal of an appraisal proceeding, the Company shareholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration offered pursuant to the terms of the Merger Agreement.

Within 120 days after the Effective Time, but not thereafter, either the Surviving Corporation or any person who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition with the Court demanding a determination of the fair value of the shares of Class A Common Stock held by all such persons. Upon the filing of such a petition by any person other than the Surviving Corporation, service of a copy of such petition shall be made upon the Surviving Corporation. Parent has no present intent to cause the Company to file such a petition and has no obligation to cause such a petition to be filed, and holders should not assume that the Surviving Corporation will file a petition. Accordingly, it is the obligation of the Company shareholders who have complied with the requirements of Section 262 to initiate all necessary action to perfect their appraisal rights, and the failure of a Company shareholder to file such a petition within the period specified could nullify the Company shareholder’s previous written demand for appraisal. In addition, within 120 days after the Effective Time, any person who has properly filed a written demand for appraisal, who has complied with the requirements for exercise of appraisal rights under Section 262, upon written request, will be entitled to receive from the Surviving Corporation, a statement setting forth the aggregate number of shares of Class A Common Stock not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of shareholders or beneficial owners holding or owning such shares of Class A Common Stock. The statement must be mailed within 10 days after such written request has been received by the Surviving Corporation or within 10 days after the expiration of the period for delivery of demand for appraisal under Section 262, whichever is later.
If a petition for appraisal is duly filed and a copy of the petition is served upon the Surviving Corporation, then the Surviving Corporation will be obligated, within 20 days after such service, to file in the Delaware Register in Chancery a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares of Class A Common Stock and with whom agreements as to the value of their shares of Class A Common Stock have not been reached by the Surviving Corporation. After notice to persons who have demanded appraisal, if such notice is ordered by the Court, the Court is empowered to conduct a hearing upon the petition and to determine those persons who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Court may require persons who have demanded appraisal of their shares of Class A Common Stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with that direction, the Court may dismiss the proceedings as to that person.
After the Court determines the holders of the Class A Common Stock entitled to appraisal of their shares of Class A Common Stock, the appraisal proceeding will be conducted in accordance with the rules of the Court, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the “fair value” of the shares of Class A Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Court will direct the payment of such value, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Court may order. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment.
You should be aware that an investment banking opinion as to fairness from a financial point of view of the consideration payable in a sales transaction, such as the Merger, is not an opinion as to, and does not otherwise address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court and Company shareholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Moreover, the Company does not anticipate offering more than the Merger Consideration to any Company shareholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share is less than the Merger Consideration.
In determining the “fair value” of the shares of Class A Common Stock, a Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that were known or that could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the [M]erger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [M]erger and not the product of speculation, may be considered.”
Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court and taxed upon the parties as the Court deems equitable under the circumstances. Each person seeking appraisal is responsible for his, her or its attorneys’ and expert witness expenses, although, upon the application of a person, the Court may order all or a portion of the expenses incurred by any person in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Class A Common Stock entitled to appraisal not dismissed pursuant to Section 262(k) or subject to an award pursuant to a reservation of jurisdiction under that same subsection.
Any person who duly demanded appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote shares of Class A Common Stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of Class A Common Stock, other than with respect to payment of dividends or distributions payable to holders of record of Class A Common Stock as of a date prior to the Effective Time. However, if no petition for appraisal is filed within 120 days after the Effective Time, or if the person otherwise fails to perfect his, her or its appraisal rights, successfully withdraws his, her or its demand for appraisal or loses his, her or its right to appraisal, then the right of that person to appraisal will cease and that person’s shares of Class A Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration without interest, pursuant to the terms of the Merger Agreement. As indicated above, in certain circumstances, a person may withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the Merger Consideration offered pursuant to the terms of the Merger Agreement.

DELISTING AND DEREGISTRATION OF CLASS A COMMON STOCK
If the Merger is completed, the Company’s shares of Class A Common Stock will be delisted from the NASDAQ and deregistered under the Exchange Act. However, the Company’s Series A Preferred Stock will continue to be listed on NASDAQ. As a result, the Company will continue to file periodic reports with the SEC on account of the shares of Series A Preferred Stock.
PROVISIONS FOR UNAFFILIATED SHAREHOLDERS
No provision has been made to grant the Company’s unaffiliated shareholders access to the corporate files of the Company, any other party to the Merger or any of their respective affiliates, or to obtain counsel or appraisal services at the expense of the Company, any other such party or affiliate.
SUBMISSION OF SHAREHOLDER PROPOSALS
The Company does not intend to hold an annual meeting of shareholders prior to the Special Meeting. If the Merger is completed, the Company will not hold an annual meeting of shareholders in 2024. If the Merger is not completed, the Company will hold a 2024 annual meeting of shareholders, and you will be entitled to attend and participate in the Company’s annual meetings of shareholders, in which case the Company will provide notice of or otherwise publicly disclose the date on which such 2024 annual meeting will be held. If the 2024 annual meeting of shareholders is held because the Merger is not completed, shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2024 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act and the Company’s bylaws as described below.
Any proposal that a shareholder may desire to have included in the Company’s proxy materials for presentation at the 2024 annual meeting of shareholders, if held, pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its executive offices at Via Renewables, Inc., 12140 Wickchester Ln, Ste 100, Houston, Texas 77079; Attention: Secretary, a reasonable time before we begin to print and send the Company’s proxy materials for the 2024 Annual Meeting. A shareholder must notify the Company by the close of business on the 10th day following the day on which the Company publicly announces the date of the 2024 annual meeting of shareholders of a proposal for the 2024 annual meeting of shareholders which the shareholder intends to present other than by inclusion in the Company’s proxy materials. Any such proposal received after such date will be considered untimely for purposes of the 2024 annual meeting of shareholders, and proxies delivered for the 2024 annual meeting of shareholders will confer discretionary authority to vote on any such matters.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (such as a broker, bank or other agent) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of the Company’s proxy materials, including this Proxy Statement and other proxy materials, unless the affected shareholder has provided the Company with contrary instructions. This procedure provides extra convenience for shareholders and cost savings for companies.
The Company and some brokers, banks or other agents may be householding the Company’s proxy materials, including this Proxy Statement. A single set of this Proxy Statement and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Registered shareholders may revoke their consent at any time by contacting the Company at its executive offices at Via Renewables, Inc., 12140 Wickchester Ln, Ste 100, Houston, Texas 77079; Attention: Secretary. Holders through banks or brokers or other agents must notify such agents.
Upon written or oral request, the Company will promptly deliver a separate copy of this Proxy Statement and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of this Proxy Statement and other proxy materials, you may send a written request to the Company at its executive offices at Via Renewables, Inc., 12140 Wickchester Ln, Ste 100, Houston, Texas 77079; Attention: Secretary. In addition, if you are receiving multiple copies of this Proxy Statement and other proxy material, you can request householding by contacting the Company’s Secretary in the same manner.
* * *

The Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this Proxy Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Proxy Statement or that the information herein is correct as of any later date.
NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.
This Proxy Statement is dated    , 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to shareholders will not create any implication to the contrary.
No other matters are intended to be brought before the Special Meeting by the Company, and the Company does not know of any matters to be brought before the Special Meeting by others. If, however, any other matters properly come before the Special Meeting, the persons named in this Proxy Statement will vote the shares represented thereby in accordance with the judgment of management on any such matter.

WHERE SHAREHOLDERS CAN FIND MORE INFORMATION
The Company files certain reports and information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains the Company’s reports, proxy statements and other information at www.sec.gov.
Because the Merger is a “going private” transaction, the Company and the Maxell Filing Persons have filed with the SEC a transaction statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as part of it, is available for inspection as set forth above. The reports, opinions or appraisals referenced in this Proxy Statement and filed as exhibits to the Schedule 13E-3 will also be made available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested holder of Common Stock or any representative who has been so designated in writing.
The information contained in this Proxy Statement speaks only as of the date indicated on the cover of this Proxy Statement unless the information specifically indicates that another date applies.
The SEC allows the Company to “incorporate by reference” information into this Proxy Statement. This means that the Company can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement. This Proxy Statement may update and supersede the information incorporated by reference.
The following documents filed with the SEC are incorporated by reference in this Proxy Statement:
•	our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 29, 2024;
•	our Current Report on Form 8-K filed on January 2, 2024 (excluding any information furnished pursuant to Items 2.02, 7.01 and 7.02);
•
the description of our Class A Common Stock contained in our Form 8-A filed on July 22, 2014, including any amendment to that form that we may file in the future for the purpose of updating the description of our Class A Common Stock; and

•
the description of our Series A Preferred Stock contained in our Form 8-A filed on March 14, 2017, including any amendment to that form that we may file in the future for the purpose of updating the description of our Series A Preferred Stock.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of any of the documents incorporated by reference in this Proxy Statement. Requests for such copies should be directed to Via Renewables, Inc., 12140 Wickchester Ln, Ste 100, Houston, Texas 77079; Attention: Investor Relations, Telephone: 832-200-3727, and should be made at least five business days before the date of the Special Meeting. If you wish to receive a copy of any documents incorporated by reference in this Proxy Statement, the Company will mail you these documents without charge excluding any exhibits to those documents (unless the exhibit is specifically incorporated by reference into this Proxy Statement).
These documents are also available at the investor relations section of the Company’s website, located at https://viarenewables.com/. The information provided on the Company’s website is not part of this Proxy Statement, and therefore is not incorporated by reference herein.
Questions
If you have questions about the Special Meeting or the Merger after reading this Proxy Statement, or if you would like additional copies of this Proxy Statement or the proxy card, you should contact the Company by mail at Via Renewables, Inc., 12140 Wickchester Ln, Ste 100, Houston, Texas 77079; Attention: Investor Relations, Telephone: 832-200-3727. You may also contact, Alliance Advisors, the Company’s proxy solicitation agent and information agent:
Alliance Advisors, LLC
200 Broadacres Drive, Suite 300
Bloomfield, NJ 07003
Toll-Free: (800) 612-8434
Email: VIA@AllianceAdvisors.com

APPENDIX A
Execution Version
AGREEMENT AND PLAN OF MERGER

among

Retailco, LLC

NuRetailco LLC

and

Via Renewables, Inc.

Dated as of December 29, 2023

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of December 29, 2023 (this “Agreement”), is entered into by and among Retailco, LLC, a Texas limited liability company (“Parent”), NuRetailco LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), and Via Renewables, Inc., a Delaware corporation (the “Company”).
WHEREAS, the Board of Directors of the Company (the “Company Board”), acting upon the recommendation of the Special Transaction Committee of the Company Board (the “Company Special Committee”), and the Company Special Committee, at meetings duly called, (i) determined that this Agreement and the transactions contemplated hereby (the “Transactions”), including the merger of Merger Sub with and into the Company (the “Merger”), are fair to, and in the best interests of, the Company’s stockholders (other than the holders of the Excluded Shares and Insider Shares (as defined below)), (ii) approved the advisability of the Merger, and the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein, and (iii) resolved, subject to Section 6.2, to recommend that the holders of Company Common Stock approve and adopt this Agreement and the Transactions, including the Merger in accordance with the DGCL;
WHEREAS, the Boards of Directors of each of Parent and Merger Sub, and the Parent, acting as the sole stockholder of Merger Sub, have approved, adopted and declared advisable this Agreement and the Merger on the terms and subject to the conditions of this Agreement and have authorized the execution and delivery thereof;
WHEREAS, concurrently with the execution and delivery of this Agreement, NuDevco Retail, LLC ( “NuDevco Retail”), Parent, Merger Sub and the Subject Stockholders party thereto are entering into an agreement (the “Support Agreement”) pursuant to which, among other things, Parent and NuDevco Retail have agreed, subject to the terms and conditions set forth therein, to (i) vote their shares of Company Common Stock in favor of the approval and adoption of this Agreement and the Transactions, including the Merger; (ii) not exchange their Holdco Units and shares of Company Class B Common Stock for shares of Company Class A Common Stock other than following the Closing; and (iii) NuDevco Retail will sell its Company Class B Common Stock to Parent simultaneously with the consummation of the Merger (collectively, the “Parent Restructuring”);
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
1.1 Certain Definitions. As used in this Agreement, the following terms have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise.
“Aggregated Group” means all entities under common control with any Person within the meaning of Section 414(b), (k), or (m) of the Code or Section 4001 of ERISA.
“Agreement” has the meaning set forth in the Preamble.
“Beneficially Owned” (and “Beneficially Owning” and “Beneficially Owns”) have the meaning of beneficial ownership given in Rule 13D-3 under the Exchange Act.
“Board Recommendation” has the meaning set forth in Section 4.3(b).
“Book-Entry Shares” has the meaning set forth in Section 3.3(b)(i).
“Business Day(s)” has the meaning set forth in Section 2.2(a).
“Certificate of Merger” has the meaning set forth in Section 2.2(b).
“Certificates” has the meaning set forth in Section 3.3(b)(i).
“Change in Company Recommendation” has the meaning set forth in Section 6.2(b)(i).

“Closing” has the meaning set forth in Section 2.2(a).
“Closing Date” has the meaning set forth in Section 2.2(a).
“Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder.
“Company” has the meaning set forth in the Preamble.
“Company Affiliate” has the meaning set forth in Section 9.10.
“Company Board” has the meaning set forth in the Recitals.
“Company Capital Stock” has the meaning set forth in Section 4.2(a).
“Company Charter” means the Amended and Restated Certificate of Incorporation of the Company in effect as of the date hereof, as amended.
“Company Class A Common Stock” has the meaning set forth in Section 4.2(a).
“Company Class B Common Stock” has the meaning set forth in Section 4.2(a).
“Company Common Stock” has the meaning set forth in Section 4.2(a).
“Company Contract” has the meaning set forth in Section 4.17(a).
“Company Credit Agreement” means that certain Credit Agreement, dated June 30, 2022, by and among Via Renewables, Inc., Spark HoldCo, LLC, and the other subsidiaries of Via Renewables, Inc. and Spark HoldCo, LLC party thereto, as co-borrowers, Woodforest National Bank, as administrative agent, swing bank, swap bank, issuing bank, joint-lead arranger, sole bookrunner and syndication agent, BOKF, NA (d/b/a/ Bank of Texas), as joint-lead arranger and issuing bank, and the other financial institutions party thereto.
“Company Disclosure Letter” has the meaning set forth in Article IV.
“Company Incentive Plan” has the meaning set forth in Section 3.2.
“Company Intellectual Property” has the meaning set forth in Section 4.14.
“Company Material Adverse Effect” means any Effect that is materially adverse to the financial condition, business, or results of operations of the Company and its Subsidiaries, taken as a whole, or prevents or materially and adversely delays or impairs the ability of the Company to consummate the Transactions; provided, however, that in no event shall any of the following constitute a Company Material Adverse Effect: (a) any Effect resulting from or relating to changes in general economic or financial market conditions; (b) any Effect that generally affects the industries in which the Company and its Subsidiaries are engaged (including changes in commodity prices, general market prices, and regulatory changes or orders of Governmental Entities affecting such industries generally or in the states the Company and its Subsidiaries operate), except in the event, and only to the extent, that such occurrence, condition, change, event or effect has had a material and disproportionate effect on the Company and its Subsidiaries, taken as a whole, as compared to other Persons operating in such industry or in the same states as the Company and its Subsidiaries operate; (c) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any natural disasters, pandemics and acts of terrorism (but if any such event results in any damage or destruction to or loss of the Company’s or its Subsidiaries’ physical properties that would otherwise constitute a Company Material Adverse Effect, it shall not be excluded due to arising from such events); (d) any failure to meet internal or analysts’ estimates, projections or forecasts (it being understood that the underlying cause of any such failure, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur); (e) a decline in market price, or a change in trading volume, of the Company Class A Common Stock or the Company Series A Preferred Stock (it being understood that any underlying cause of any such decline or change, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur); (f) any Effect resulting from or relating to the announcement or pendency of the

Transactions; (g) any change in GAAP, or in the interpretation thereof, as imposed upon the Company, its Subsidiaries or their respective businesses or any change in applicable Law, or in the interpretation thereof; (h) any Effect resulting from compliance by the Company with the terms of this Agreement, or actions expressly permitted by this Agreement or expressly at or with the written consent of Parent or Merger Sub; (i) any litigation arising from any alleged breach of fiduciary duty or other violation of applicable Law relating to this Agreement or the Transactions or the approval by the Company Board or Company Special Committee thereof, (j) any downgrade in rating of any Indebtedness or debt securities of the Company or any of its Subsidiaries (it being understood that any underlying cause of any such downgrade, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur), and (k) any Effect otherwise known or within the knowledge of the Parent or William Keith Maxwell, III in his capacity as Chief Executive Officer of the Company, as of the date of this Agreement.
“Company Permits” has the meaning set forth in Section 4.9(a).
“Company Plans” has the meaning set forth in Section 4.10(a).
“Company RSUs” has the meaning set forth in Section 3.2.
“Company SEC Documents” has the meaning set forth in Section 4.5(a).
“Company Series A Preferred Stock” has the meaning set forth in Section 4.2(a).
“Company Special Committee” has the meaning set forth in the Recitals.
“Company Stockholders Meeting” has the meaning set forth in Section 4.4(a).
“Company Termination Fee” means a cash amount equal to the reasonable and documented third party expenses of Parent and Merger Sub incurred in connection with this Agreement (excluding any costs or expenses related to Parent or Merger Sub obtaining financing for the transactions under this Agreement), not to exceed $300,000.00.
“Competing Transaction” means any of the following (other than the Transactions): (a) any merger, consolidation, share exchange, business combination, scheme of arrangement, amalgamation, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any Subsidiary of the Company whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company or to which 20% or more of the total revenue of the Company is attributable (or a lower percentage if it constitutes the entirety of an operating segment of the Company); (b) any sale, lease, exchange, transfer or other disposition of assets or businesses of the Company and the Company Subsidiaries that constitute or represent 20% or more of the total revenue or assets of the Company and the Company Subsidiaries, taken as a whole (or a lower percentage if it constitutes the entirety of an operating segment of the Company); (c) any sale, exchange, transfer or other disposition of 20% or more of the outstanding shares of Company Common Stock (or securities convertible or exchangeable into or exercisable for shares of Company Common Stock) or Company Class A Common Stock; (d) any offer, tender offer or exchange offer that, if consummated, would result in any person Beneficially Owning 20% or more of the outstanding shares of Company Common Stock (or securities convertible or exchangeable into or exercisable for shares of Company Common Stock) or Company Class A Common Stock; or (e) any combination of the foregoing, or (f) any other transaction that, although not falling within the foregoing provisions of (a) through (e), the Company Special Committee determines to be of a nature that not considering such transaction to be a Competing Transaction would be inconsistent with its fiduciary duties to the holders of the Company Class A Common Stock (other than the Excluded Holders or Insiders). For purposes of this definition, revenue of the Company shall be determined on a consolidated basis for the prior 12-month period ending on the last day of the last fiscal quarter preceding the date of determination and shall be determined in accordance with GAAP.
“Consent” means any consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Entity.
“control” and its correlative terms means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Covenant Period” means the period of time beginning on the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement.
“Creditors’ Rights” has the meaning set forth in Section 4.3(a).
“DGCL” has the meaning set forth in Section 2.1.
“Dissenting Shares” has the meaning set forth in Section 3.4.
“Dissenting Stockholders” has the meaning set forth in Section 3.4.
“Divestiture Action” has the meaning set forth in Section 6.6(d).
“Effect” means any fact, event, circumstance, change, development or effect.
“Effective Time” has the meaning set forth in Section 2.2(b).
“e-mail” has the meaning set forth in Section 9.3.
“Employee Benefit Plan” of any Person means any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and any personnel policy (oral or written), unit option, restricted unit, unit purchase plan, equity compensation plan, phantom equity or appreciation rights plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation or holiday pay policy, retention or severance pay plan, policy or agreement, deferred compensation agreement or arrangement, change in control, hospitalization or other medical, dental, vision, accident, disability, life or other insurance, executive compensation or supplemental income arrangement, consulting agreement, employment agreement, and other employee benefit plan, agreement, arrangement, program, practice, or understanding for any present or former director, employee or contractor of the Person.
“Encumbrances” means liens, pledges, charges, encumbrances, claims, mortgages, deeds of trust, security interests, restrictions, rights of first refusal, defects in title, or other burdens, options or encumbrances of any kind.
“End Date” has the meaning set forth in Section 8.1(b)(ii).
“Environmental Laws” means any and all applicable Laws pertaining to prevention of pollution or protection of the environment (including, without limitation, any natural resource damages or any generation, use, storage, treatment, disposal or Release of Hazardous Materials into the indoor or outdoor environment) in effect as of the date hereof.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Party” means any Third Party from which the Company receives during the Go-Shop Period a bona fide proposal for a Competing Transaction that (a) remains pending as of, and has not been withdrawn on or prior to, the Go-Shop Period End Date and (b) the Company Special Committee determines in good faith on or prior to the Go-Shop Period End Date (or within one Business Day thereafter for any such proposal received on the Go-Shop Period End Date), after consultation with the Special Committee Financial Advisor and outside legal advisors, constitutes or could reasonably be likely to result in a Superior Proposal; provided, however, that a person that is an Excluded Party shall cease to be an Excluded Party (A) upon the withdrawal, termination or expiration of the proposal for such Competing Transaction (as it may be amended, adjusted, changed, revised, extended and supplemented), or (B) on the date the Company Special Committee determines that such Third Party’s Competing Transaction no longer constitutes or is not reasonably likely to result in a Superior Proposal.
“Excluded Shares” means, collectively, shares of Company Common Stock (a) held by the Company or any Subsidiary of the Company, and (b) held or Beneficially Owned by William Keith Maxwell, III and any Person or entity controlled by William Keith Maxwell, III, including the Parent, Merger Sub, and NuDevco Retail.

“FERC” has the meaning set forth in Section 4.4.
“FERC Approval” has the meaning set forth in Section 4.4.
“GAAP” has the meaning set forth in Section 4.5(b).
“Go-Shop Period” has the meaning set forth in Section 6.2(a).
“Go-Shop Period End Date” has the meaning set forth in Section 6.2(a).
“Governmental Entity” means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.
“Hazardous Materials” means any chemical, product, substance, waste, pollutant, contaminant or material regulated, defined, designated, classified or listed as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance or that is otherwise regulated under any Environmental Law, including asbestos or asbestos-containing materials, whether in a friable or non-friable condition, polychlorinated biphenyls, naturally occurring radioactive materials or radon, urea formaldehyde insulation, hydrogen sulfide and any petroleum, petroleum by-products, petroleum substances, crude oil, natural gas, natural gas liquids and any components, fractions or derivatives thereof.
“Holdco” means Spark HoldCo, LLC, a Delaware limited liability company.
“Holdco LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Holdco, dated as of March 15, 2017, as amended by Amendment No. 1 dated as of January 26, 2018 and Amendment No. 2 dated as of March 30, 2020.
“Holdco Units” has the meaning set forth in Section 4.2(a).
“Indebtedness” of any Person means, without duplication: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person; (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (e) indebtedness of others as described in clauses (a) through (d) above guaranteed by such Person; but Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business consistent with past practice.
“Indemnified Liabilities” has the meaning set forth in Section 6.7(a).
“Indemnified Persons” has the meaning set forth in Section 6.7(a).
“Insider Shares” means shares of Company Common Stock held or Beneficially Onwed by any (i) member of the Company Board, (ii) any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act) and (iii) any immediate family members of any of the foregoing individuals.
“Intellectual Property” means any and all proprietary and intellectual property rights, under the applicable Law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (a) patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, and reissues thereof; (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing); (c) copyrights, database rights, other rights in works of authorship and registrations and applications for registration of the foregoing; and (d) trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable.
“Intervening Event” means any material Effect that was not known or reasonably foreseeable by the Company Special Committee as of or prior to the date hereof (or, if known or reasonably foreseeable, the consequences of which were not known or reasonably foreseeable by the Company Special Committee as of or prior to the date hereof), which Effect or consequences, as applicable, become known to the Company Special Committee prior to the time of the Requisite Company Vote.
“knowledge” means the constructive knowledge of, (a) in the case of the Company, the individuals listed in Schedule 1.1 of the Company Disclosure Letter and (b) in the case of Parent, the individuals listed in Schedule 1.1 of the Parent Disclosure Letter.
“Law” means any law, rule, regulation, ordinance, code, judgment, order, treaty, convention, governmental directive or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Entity, including common law.
“Leased Real Property” has the meaning set forth in Section 4.15.
“Leases” has the meaning set forth in Section 4.15.
“Letter of Transmittal” has the meaning set forth in Section 3.3(b)(i).
“Material Company Insurance Policies” has the meaning set forth in Section 4.18.
“Maxwell Class A Shares” means shares of Company Class A Common Stock held or Beneficially Owned by William Keith Maxwell, III.
“Maxwell RSUs” has the meaning set forth in Section 3.2.
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” has the meaning set forth in Section 3.1(b)(i).
“Merger Sub” has the meaning set forth in the Preamble.
“Notice Period” has the meaning set forth in Section 6.2(f)(i).
“NuDevco Retail” has the meaning set forth in the Recitals.
“Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.
“other party” means (a) when used with respect to the Company, Parent and Merger Sub and (b) when used with respect to Parent or Merger Sub, the Company.
“Parent” has the meaning set forth in the Preamble.
“Parent Disclosure Letter” has the meaning set forth in Article V.
“Parent Material Adverse Effect” means any occurrence, condition, change, event or Effect that prevents or materially delays or impairs the ability of Parent or Merger Sub to consummate the Transactions.
“Parent Restructuring” has the meaning set forth in the Recitals.
“party” or “parties” means a party or the parties to this Agreement.
“Paying Agent” has the meaning set forth in Section 3.3(a)(i).
“Payment Fund” has the meaning set forth in Section 3.3(a)(i).
“Permitted Encumbrances” means any (a) Encumbrances for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and for which adequate reserves have been maintained in accordance with GAAP, (b) minor Encumbrances (for other than borrowed money) that do not materially detract from the value of the specific asset affected or materially impair the present or future use or ownership of such asset, (c) zoning, building codes and other state and federal land use Laws regulating the use or occupancy of such real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real or personal property, (d) easements, rights-of-way, encroachments, restrictions, licenses, covenants, conditions and other similar Encumbrances that (i) are disclosed in the public records, (ii) set forth in any title policy, title report or survey with respect to the applicable real property that is made available to Parent or (iii) individually or in the aggregate, do not materially and adversely impact the Company’s current or contemplated use, utility or value of the applicable real property or otherwise materially and adversely impair the Company’s present or contemplated business operations at such location, (e) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlord’s and similar Encumbrances granted or which arise in the ordinary course of business consistent with past practice, so long as the payment of or the performance of such obligation is not delinquent or is being contested in good faith and for which adequate reserves have been maintained in accordance with GAAP, (f) Encumbrances on natural gas held by local distribution companies, pipeline companies or gas storage companies or others that arise as a matter of Law in the industry in which the Company operates, (g) Encumbrances of interest owners arising pursuant to Texas Bus. & Com. Code Section 9.343, or comparable law of other states, or Encumbrances securing obligations under leases or deferred payment purchases of equipment and automobiles; (h) non-consensual statutory Encumbrances arising in the ordinary course of business to the extent such Encumbrances secure Indebtedness which is not past due or such Encumbrances secure Indebtedness relating to claims or liabilities which are fully insured and are being contested in good faith by appropriate proceedings diligently pursued; (i) pledges and deposits of cash in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security benefits consistent with the current practices; (j) pledges and deposits of cash to secure the performance of tenders, bids, leases, trade contracts (other than for the repayment of Indebtedness), public or statutory obligations, surety bonds, performance bonds and other similar obligations in each case in the ordinary course of business consistent with current practices; (k) Encumbrances arising from operating leases and the precautionary UCC financing statement filings in respect thereof (l) Encumbrances on equipment, software, or other materials which are not owned by the Company or its Subsidiaries located on the owned or leased premises of such Company or Subsidiary (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and the precautionary UCC financing statement filings in respect thereof; (m) judgments and other similar Encumbrances arising in connection with court proceedings, provided that, such Encumbrances are being contested in good faith and by appropriate proceedings diligently pursued, adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor and a stay of enforcement of any such Encumbrances is in effect; (n) Encumbrances granted by the Company or any of its Subsidiaries on its or their rights under any insurance policy, but only to the extent that such Encumbrance is granted to the insurers under such insurance policies or any insurance premium finance company to secure payment of the premiums and other amounts owed to the insurers or such premium finance company with respect to such insurance policy; (o) Encumbrances on cash deposits in the nature of a right of setoff, banker’s lien, counterclaim or netting of cash amounts owed arising in the ordinary course of business on deposit accounts; (p) Encumbrances by way of cash collateral or Encumbrances on amounts owed to or by the Company or any of its Subsidiaries under and as provided for in master agreements such as NAESB Gas Contracts, EEI Master Agreements, ISDA Master Agreements or similar types of agreements; (q) Encumbrances reflected in the Company SEC Documents prior to the date hereof; and (r) Encumbrances permitted under or pursuant to any Company Contracts relating to Indebtedness existing as of the date hereof, including the Company Credit Agreement.
“Person” means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.
“Proceeding” means any actual or threatened claim (including a claim of a violation of applicable Law), action, audit, demand, suit, arbitration, proceeding, investigation or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise, whether or not such claim, action, audit, demand, suit, arbitration, proceeding, investigation or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action and whether initiated by the Company, the Surviving Corporation, any Governmental Entity or any other Person.

“Proxy Statement” has the meaning set forth in Section 4.4.
“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.
“Representatives” has the meaning set forth in Section 6.5(a).
“Requisite Company Vote” means the affirmative vote of (i) the holders of at least a majority of the issued and outstanding Company Common Stock and (ii) as a non-waivable condition, the holders of at least a majority of the issued and outstanding Company Common Stock other than the Excluded Shares and the Insider Shares, in each case of (i) and (ii) in accordance with the Company’s certificate of incorporation and bylaws and Section 251 of the DGCL.
“Schedule 13E-3” means the Schedule 13E-3 to be filed with the SEC with respect to the Merger.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Special Committee Financial Advisor” has the meaning set forth in Section 4.19(a).
“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries.
“Superior Proposal” means a bona fide offer not in breach of this Agreement made by a person with respect to a Competing Transaction that the Company Special Committee determines, in its good faith judgment after consultation with the Special Committee Financial Advisor and outside legal counsel, to be more favorable to the Company and the stockholders (other than the holders of the Excluded Shares and Insider Shares) from a financial point of view than the Merger. For purposes of the definition of “Superior Proposal”, each reference to “20%” in the definition of “Competing Transaction” shall be replaced with “50%” (or a lower percentage if it constitutes the entirety of an operating segment of the Company).
“Support Agreement” has the meaning set forth in the Recitals.
“Surviving Corporation” has the meaning set forth in Section 2.1.
“Taxes” means any and all taxes, charges, levies, interest, penalties, additions to tax or other assessments of any kind, including, but not limited to, income, corporate, capital, excise, property, sales, use, turnover, value added and franchise taxes, deductions, withholdings and custom duties, imposed by any Governmental Entity.
“Tax Returns” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Entity in connection with the determination, assessment, collection or administration of any Taxes or the administration of any Laws directly relating to any Taxes.
“Terminable Breach” has the meaning set forth in Section 8.1(b)(iii).
“Third Party” means any Person other than Parent and Merger Sub and, for purposes of Section 6.2, any Person other than an Excluded Party.
“Transactions” has the meaning set forth in the Recitals.
“UCC” means the Uniform Commercial Code as adopted and currently in effect in the State of Texas or State of Delaware, as applicable.
“Voting Debt” of a Person means bonds, debentures, notes or other Indebtedness having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of such Person may vote.

“Willful and Material Breach” shall mean a material breach that is a consequence of an act or failure to take an act by the breaching party with the actual knowledge that the taking of such act (or the failure to take such act) would constitute a breach of this Agreement; provided, however, that in no event shall an action or inaction be a Willful and Material Breach by the Company if such action or inaction is taken or not taken by or under the direction of William Keith Maxwell, III in his capacity as the President and Chief Executive Officer of the Company.
ARTICLE II
THE MERGER
2.1 The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, Merger Sub will be merged with and into the Company in accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”). As a result of the Merger, the separate existence of Merger Sub shall cease and the Company shall continue its existence under the laws of the State of Delaware as the surviving corporation (in such capacity, the Company is sometimes referred to herein as the “Surviving Corporation”).
2.2 Closing.
(a) The closing of the Merger (the “Closing”), shall take place at 9:00 a.m., Houston, Texas time, on a date that is two (2) Business Days following the satisfaction or (to the extent permitted by applicable Law) waiver in accordance with this Agreement of all of the conditions set forth in Article VII (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date) at the offices of the Company in Houston, Texas, or such other place as Parent and the Company may agree. For purposes of this Agreement, “Closing Date” shall mean the date on which the Closing occurs and “Business Day” shall mean a day other than a day on which banks in the State of New York or the State of Delaware are authorized or obligated to be closed.
(b) As promptly as reasonably practicable on or after the Closing Date, the Company and Parent shall file a certificate of merger prepared and executed in accordance with the relevant provisions of the DGCL (the “Certificate of Merger”) with the Office of the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or at such later time as shall be agreed upon by Parent and the Company and specified in the Certificate of Merger (the “Effective Time”).
2.3 Effect of the Merger. At the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of each of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and the Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.
2.4 Organizational Documents. At the Effective Time, the Organizational Documents of the Company in effect immediately prior to the Effective Time shall continue to be the Organizational Documents of the Surviving Corporation, until thereafter amended, subject to Section 6.7(b), in accordance with their respective terms and applicable Law.
2.5 Directors and Officers of the Surviving Corporation. The parties shall take all necessary action such that from and after the Effective Time, the directors and officers of the Company shall be the directors and officers of the Surviving Corporation, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Surviving Corporation.

ARTICLE III
EFFECT OF THE MERGER ON THE CAPITAL STOCK
OF THE COMPANY AND MERGER SUB
3.1 Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holder of any of the parties’ securities:
(a) Capital Stock of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and shall represent one (1) fully paid and nonassessable share of Company Class A Common Stock, so that, after the Effective Time, Parent shall be the holder of all of the issued and outstanding shares of the Company Class A Common Stock.
(b) Capital Stock of the Company.
(i) Subject to the other provisions of this Article III, each share of Company Class A Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares described in clauses (iii) and (iv) of this Section 3.1(b) and any Dissenting Shares) shall automatically be converted into and shall thereafter represent solely the right to receive $11.00 in cash, without interest (the “Merger Consideration”).
(ii) All shares of Company Class A Common Stock converted pursuant to Section 3.1(b)(i) shall cease to be outstanding and shall automatically be canceled and cease to exist. Each holder of a share of Company Class A Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid upon surrender of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.3.
(iii) All Excluded Shares, other than the Maxwell Class A Shares, held immediately prior to the Effective Time shall automatically be canceled and cease to exist as of the Effective Time and no Merger Consideration shall be delivered or deliverable therefor.
(iv) Each Maxwell Class A Share issued and outstanding immediately prior to the Effective Time shall be unchanged and shall remain issued and outstanding as common stock of the Surviving Corporation.
(v) Each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time, if any, shall be unchanged and shall remain issued and outstanding as common stock of the Surviving Corporation.
(vi) Each share of Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be unchanged and shall remain issued and outstanding as preferred stock of the Surviving Corporation.
(c) Impact of Stock Splits, Etc. In the event of any change in the number of outstanding shares of Company Class A Common Stock (or securities convertible or exchangeable into or exercisable for shares of Company Class A Common Stock) or Company Equity Awards between the date of this Agreement and the Effective Time by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or other similar transaction or event, the Merger Consideration to be paid for each share of Company Class A Common Stock and the consideration to be paid for each Company RSU pursuant to Section 3.2 shall be equitably adjusted to reflect such change.
3.2 Treatment of Equity Compensation Awards. At the Effective Time, each Company restricted stock unit (“Company RSUs”) outstanding immediately prior to the Effective Time (other than any Company restricted stock unit held by William Keith Maxwell, III (“Maxwell RSUs”)), and issued pursuant to the Company’s Second Amended and Restated Long Term Incentive Plan (the “Company Incentive Plan”), shall by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Company RSU, be cancelled, extinguished and converted into the right to receive from the Surviving Corporation an amount in cash, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the total number of shares of Common Stock underlying the Company RSUs. Not later than the Effective Time, Parent shall provide, or shall cause to be provided, to the Company all funds necessary to fulfill the obligations under this Section 3.2. All payments required under this Section 3.2 shall be made through the Company’s payroll not later than the first payroll date following the Effective Time. At the Effective Time, each Maxwell RSU outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action by Parent, Merger Sub, the Company or the holder of such Maxwell RSU, be cancelled and extinguished, and no consideration shall be delivered or deliverable therefor.
3.3 Payment for Securities.
(a) Paying Agent; Payment Fund.
(i) Prior to the Effective Time, Parent will designate the Company’s transfer agent, Equiniti, to act as paying agent hereunder (the “Paying Agent”) for the purpose of exchanging shares of Company Class A Common Stock for the Merger Consideration and will enter into an agreement reasonably satisfactory to the Company with the Paying Agent relating to the services to be performed by the Paying Agent. At or prior to the Effective Time, Parent shall irrevocably deposit, or cause to be deposited, with the Paying Agent, the aggregate Merger Consideration with respect to all shares of Company Class A Common Stock outstanding immediately prior to the Effective Time (other than Excluded Shares) (the “Payment Fund”).
(ii) The aggregate Merger Consideration deposited with the Paying Agent may, pending its disbursement to holders of shares of Company Class A Common Stock and as reasonably directed by Parent, be invested by the Paying Agent in (A) short-term commercial paper obligations of issuers organized under the Laws of a state of the U.S., rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Service, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks with capital exceeding $10,000,000,000, or in mutual funds investing in such assets or (B) short-term obligations for which the full faith and credit of the U.S. is pledged to provide for the payment of principal and interest, or in mutual funds investing in such assets. Any interest or other income resulting from investment of the Payment Fund shall become part of the Payment Fund. No investment or investment losses resulting from such investment by the Paying Agent of the aggregate Merger Consideration shall relieve Parent, the Surviving Corporation or the Paying Agent from making the payments required by this Section 3.3, and Parent shall promptly replace any funds deposited with the Paying Agent lost through any investment made pursuant to this Section 3.3. No investment by the Paying Agent of the aggregate Merger Consideration shall have maturities that could prevent or delay payments to be made pursuant to this Agreement. Following the Effective Time, Parent agrees to make available to the Paying Agent, from time to time as needed, additional cash to pay the Merger Consideration as contemplated by this Section 3.3 in the event the Payment Fund has insufficient cash to make payments of the Merger Consideration as contemplated by this Section 3.3.
(iii) The Paying Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration payable pursuant to Section 3.1 out of the Payment Fund. The Surviving Corporation shall pay all charges and expenses of the Paying Agent in connection with the exchange of shares for the Merger Consideration.
(b) Payment Procedures.
(i) As promptly as reasonably practicable after the Effective Time (and in any event within two Business Days thereafter), the Surviving Corporation shall cause the Paying Agent to deliver a letter of transmittal (which will be in customary form and reviewed by the Company prior to delivery) (“Letter of Transmittal”) (which shall specify that delivery shall be effected, and risk of loss and title to the certificates representing the shares of Company Class A Common Stock (the “Certificates”) shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Company Class A Common Stock in book-entry (the “Book-Entry Shares”), upon adherence to the procedures set forth in the Letter of Transmittal), which shall be in a customary form and agreed to by the parties prior to the Closing and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares, for payment of the Merger Consideration, to each holder of record, as of immediately prior to the Effective Time, of (A) Certificates or (B) Book-Entry Shares. Each holder of Certificates or Book-Entry Shares may thereafter until the first (1st) anniversary of the Effective Time surrender such Certificates or Book-Entry Shares to the Paying Agent, as agent for such holder, under cover of the Letter of Transmittal, if applicable.

(ii) Upon surrender to the Paying Agent of a Certificate or Book-Entry Shares, together with the Letter of Transmittal, if applicable, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the Paying Agent, the holder of such Certificate or Book-Entry Shares shall be entitled to receive in exchange therefor the Merger Consideration for each share formerly represented by such Certificate or Book-Entry Share and such Certificate or Book-Entry Share shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the Merger Consideration payable in respect of the Certificates or Book-Entry Shares. If payment of the Merger Consideration is to be made to a Person other than the holder of record of such shares of Company Class A Common Stock, it shall be a condition of payment that such shares of Company Class A Common Stock so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such shares surrendered or shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not applicable. Until surrendered as contemplated by this Section 3.3(b)(ii), each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as contemplated by this Article III.
(c) Termination of Rights. All Merger Consideration paid upon the surrender of and in exchange for shares of Company Class A Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Class A Common Stock. At the Effective Time, the stock transfer books of the Surviving Corporation shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Class A Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for the Merger Consideration payable in respect of the shares of Company Class A Common Stock previously represented by such Certificates or Book-Entry Shares (other than Certificates or Book-Entry Shares evidencing Excluded Shares or Dissenting Shares).
(d) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the former stockholders of Company Class A Common Stock of the Company in accordance with this Article III on the 365th day after the Closing Date shall be delivered to the Surviving Corporation, upon demand, and thereafter Persons entitled to receive payment pursuant to this Article III shall look only to the Surviving Corporation (subject to abandoned property, escheat or similar Laws) for payment of their claim for such amounts.
(e) No Liability. None of the Surviving Corporation, Parent, Merger Sub or the Paying Agent shall be liable to any holder of Company Class A Common Stock for any amount of Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share has not been surrendered prior to the time that is immediately prior to the time at which the Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(f) Lost, Stolen, or Destroyed Certificates. If any Certificate (other than a Certificate evidencing shares of Company Class A Common Stock described in Section 3.1(b)(iii) or Dissenting Shares) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration payable in respect of the shares of Company Class A Common Stock formerly represented by such Certificate, pursuant to the provisions of this Article III.

(g) Withholding Taxes. Notwithstanding anything in this Agreement to the contrary, Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct or withhold (or cause to be deducted and withheld) from the amounts otherwise payable to any holder of Company Class A Common Stock or any holder of a Company RSU pursuant to this Agreement any amount required to be deducted or withheld with respect to the making of such payment under applicable Tax Law. To the extent that amounts are so deducted or withheld and paid over to the appropriate Governmental Entity, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Class A Common Stock or the holder of the Company RSU, as applicable, in respect of which such deduction or withholding was made by the Paying Agent, the Surviving Corporation or Parent, as the case may be. Parent, the Surviving Corporation, and the Paying Agent shall reasonably cooperate in good faith to establish or obtain any exemption from or reduction in the amount of any withholding that otherwise would be required.
3.4 Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, including Section 3.1, shares of Company Class A Common Stock that are issued and outstanding immediately prior to the Effective Time which are held by a stockholder who did not vote in favor of the Merger and who is entitled to demand and properly demands appraisal of such shares pursuant to, and complies in all respects with, the provisions of Section 262 of the DGCL (other than Excluded Shares) (the “Dissenting Stockholders”) with respect to any such shares of Company Class A Common Stock held by such Dissenting Stockholder (the “Dissenting Shares”), shall not be converted into or be exchangeable for the right to receive the Merger Consideration, but instead such Dissenting Stockholder shall be entitled to receive such consideration for his, her or its Dissenting Shares as may be determined to be due pursuant to Section 262 of the DGCL (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and cease to exist, and such Dissenting Stockholder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL), unless and until such Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost rights to appraisal under the DGCL with respect to such Dissenting Stockholder’s Dissenting Shares. If any Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right with respect to his, her or its Dissenting Shares, such Dissenting Stockholder’s Dissenting Shares shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such Dissenting Share, in accordance with Section 3.1, without any interest thereon. The Company shall give Parent (i) notice of any written demands as promptly as reasonably practicable for appraisal of any shares of Company Class A Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders’ rights of appraisal and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle, any such demands.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (i) as set forth in the disclosure letter dated as of the date of this Agreement and delivered by the Company to Parent and Merger Sub on or prior to the date of this Agreement (the “Company Disclosure Letter”) (ii) as disclosed in the Company SEC Documents publicly available prior to the date hereof (including all exhibits and schedules thereto and documents incorporated by reference therein), or (iii) otherwise known or within the knowledge of the Parent or William Keith Maxwell, III in his capacity as the Chief Executive Officer of the Company as of the date of this Agreement, the Company represents and warrants to Parent and Merger Sub as follows:
4.1 Organization, Standing and Power. Each of the Company and its Subsidiaries (a) is a corporation, partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, to the extent the applicable jurisdiction recognizes or makes a determination of good standing, (b) has all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, and in good standing (if so recognized by the applicable jurisdiction) or to have the requisite entity power or authority or to so qualify or be in good standing has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.2 Capital Structure.
(a) As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 120,000,000 shares of Class A common stock, par value $0.01 per share (“Company Class A Common Stock”), (ii) 60,000,000 shares of Class B common stock, par value $0.01 per share (“Company Class B Common Stock” and together with the Company Class A Common Stock, the “Company Common Stock”) and (iii) 20,000,000 shares of preferred stock, par value $0.01 per share (together with the Company Common Stock, the “Company Capital Stock”), of which 4,000,000 have been designated as 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock of the Company (the “Company Series A Preferred Stock”). At the close of business on December 28, 2023: (A) 3,232,701 shares of Company Class A Common Stock were issued and outstanding; (B) 4,000,000 shares of Company Class B Common Stock were issued and outstanding; (C) 3,567,543 shares of Company Series A Preferred Stock were issued and outstanding; (D) 850,000 shares of Company Class A Common Stock were reserved for issuance under outstanding awards or otherwise available for issuance pursuant to the Company Incentive Plan; (E) 4,000,000 units in Holdco (“Holdco Units”) and 4,000,000 shares of Company Class B Common Stock were together exchangeable for 4,000,000 shares of Company Class A Common Stock pursuant to the Holdco LLC Agreement and the Company Charter; and (F) no Voting Debt of the Company was issued and outstanding. All outstanding shares of Company Common Stock are validly issued, fully paid and non-assessable and are not subject to preemptive rights. All outstanding shares of Company Capital Stock have been issued and granted in compliance in all material respects with (1) applicable securities Laws and other applicable Law and (2) all requirements set forth in applicable contracts. As of the close of business on December 28, 2023, other than the exchange of Holdco Units and shares of Company Class B Common Stock for shares of Company Class A Common Stock pursuant to the Holdco LLC Agreement and the Company Charter and the rights of the holders of the Company Series A Preferred Stock upon a Change of Control (as defined in the Company Charter), or the issued and outstanding Company RSUs, the cancellation and payment for which are addressed in Section 3.2, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company or any of its Subsidiaries any capital stock of the Company or securities convertible into or exchangeable or exercisable for capital stock of the Company (and the exercise, conversion, purchase, exchange or other similar price thereof).
(b) Except as set forth in Section 4.2(a), and except for changes since September 30, 2023 resulting from stock grants or other awards granted in accordance with Section 6.1(b)(ii) or the issuance of Company Class A Common Stock upon the expiration of any restrictions on Company RSUs, as of the date hereof, there are outstanding: (1) no shares of Company Capital Stock, (2) no Voting Debt, (3) no securities of the Company or any Subsidiary of the Company convertible into or exchangeable or exercisable for shares of Company Capital Stock or Voting Debt, and (4) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound in any case obligating the Company or any Subsidiary of the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of Company Capital Stock or any Voting Debt.
(c) There are not any stockholder agreements, voting trusts or other agreements to which the Company is a party or by which it is bound relating to the voting of any shares of the Company Capital Stock.
(d) All outstanding shares of capital stock of the Subsidiaries of the Company that are owned by the Company, or a direct or indirect wholly-owned Subsidiary of the Company, are free and clear of all Encumbrances, other than Permitted Encumbrances.
4.3 Authority; No Violations; Consents and Approvals.
(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to the Requisite Company Vote, to consummate the Merger and the Transactions. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the Transactions have been duly authorized by the Company Board and the Company Special Committee, and no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the Merger and the Transactions, in each case, subject only to the approval and adoption of this Agreement, the

Merger and the Transactions by the Requisite Company Vote and the filing of the Certificate of Merger. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity regardless of whether such enforceability is considered in a Proceeding in equity or at law (collectively, “Creditors’ Rights”).
(b) The Company Special Committee is composed of three members of the Board who are not affiliated with Parent or Merger Sub and are not members of the Company’s management. The Company Board and the Company Special Committee, at meetings duly called, have (i) determined that this Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, the Company’s stockholders (other than the holders of the Excluded Shares and Insider Shares), (ii) approved the advisability of the Merger, and the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein, and (iii) resolved, subject to Section 6.2, to recommend that the holders of Company Common Stock approve and adopt this Agreement and the Transactions, including the Merger in accordance with the DGCL (the “Board Recommendation”). The Company Board, acting upon the recommendation of the Company Special Committee, has directed that this Agreement be submitted to the holders of Company Common Stock. The Requisite Company Vote is the only vote of the holders of any class or series of the Company’s capital stock of the Company necessary to approve and adopt this Agreement and the Merger.
(c) The execution and delivery of this Agreement does not, and the consummation of the Transactions will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss of a material benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of (i) the Organizational Documents of the Company or any of its Subsidiaries, other than the rights of the holders of the Company Series A Preferred Stock upon a Change of Control (as defined in the Company Charter), (ii) assuming accuracy of Section 5.2(b)(ii), any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or its or their respective properties or assets are bound, or (iii) assuming the Consents referred to in Section 4.4 are duly and timely obtained or made and the Requisite Company Vote has been obtained, any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.4 Consents. No Consent is required to be obtained or made by the Company or any of its Subsidiaries from any Governmental Entity in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, except for: (a) the filing with the SEC of (i) a proxy statement of the type contemplated by Regulation 14A promulgated under the Exchange Act (the “Proxy Statement”) relating to the meeting of the stockholders of the Company to be convened to consider the adoption of this Agreement and the Transactions (including any postponement, adjournment or recess thereof, the “Company Stockholders Meeting”) and (ii) a Schedule 13E-3, and such other compliance with the Securities Act and Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (b) the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware; (c) filings with the Nasdaq Stock Market LLC; (d) such filings and approvals as may be required by any applicable state securities or “blue sky” laws; (e) such filings and approvals as may be required by the Federal Energy Regulatory Commission (the “FERC” and any such filings and approvals, the “FERC Approval”); (f) such filings and notices as may be required by applicable state utility commissions; and (g) such other Consents that the failure to obtain or make has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.5 SEC Documents; Financial Statements.
(a) The Company has filed or furnished with the SEC all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Exchange Act (such forms, reports,

schedules and statements, the “Company SEC Documents”) since September 30, 2023. As of their respective dates, each of the Company SEC Documents, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b) The financial statements of the Company included in the Company SEC Documents, including all notes and schedules thereto, complied in all material respects, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved (except in each case as may be indicated therein or in the notes thereto or, in the case of the unaudited statements, as permitted by the rules and regulation of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company and its consolidated Subsidiaries as of their respective dates and the results of operations and the cash flows of the Company and its consolidated Subsidiaries for the periods presented therein.
4.6 Absence of Certain Changes or Events.
(a) Since September 30, 2023, there has not been any Effect that has had or would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) From September 30, 2023, through the date of this Agreement, except for the entry into this Agreement, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice in all material respects.
4.7 No Undisclosed Material Liabilities. There are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately provided for on the balance sheet of the Company dated as of September 30, 2023 (including the notes thereto) contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023; (b) liabilities incurred in the ordinary course of business consistent with past practice subsequent to September 30, 2023; (c) liabilities for fees and expenses incurred in connection with the Transactions; (d) liabilities not required to be reflected on an unaudited interim balance sheet prepared in accordance with GAAP; (e) liabilities incurred as permitted under Section 6.1(b)(x); and (f) liabilities that have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.8 Company Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the Schedule 13E-3 will, at the time such document is filed with the SEC, or at any time such document is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, (b) in the Proxy Statement will, at the date it is first mailed to stockholders of the Company and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and Schedule 13E-3, to the extent it relates to the Company or its Subsidiaries or other information supplied by the Company for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder; provided, however, that no representation is made by the Company with respect to statements made therein based on information supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference therein.

4.9 Company Permits; Compliance with Applicable Law.
(a) The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the “Company Permits”), except where the failure to so hold has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The businesses of the Company and its Subsidiaries are not currently being conducted, and at no time during the past three years have been conducted, in violation of any applicable Law, except for violations which have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date of this Agreement, to the knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened in writing, other than those the outcome of which has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) Except with respect to Tax matters (which are provided for in Section 4.12) and environmental matters (which are provided for in Section 4.16), the Company and its Subsidiaries are in compliance with, and are not in default under or in violation of, any applicable Law, except where such non-compliance, default or violation have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.10 Compensation; Benefits.
(a) True, correct and complete copies of each of the material Employee Benefit Plans sponsored, maintained, or contributed to by the Company (the “Company Plans”) related trust documents and favorable determination letters, if applicable, have been furnished or made available to Parent or its Representatives.
(b) Each Company Plan has been maintained in compliance with all applicable Laws, except where the failure to so comply has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c) As of the date of this Agreement, there are no Proceedings pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened against, or with respect to, any of the Company Plans, except for such pending Proceedings that have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d) There are no material unfunded benefit obligations that have not been properly accrued for in the Company’s financial statements or disclosed in the notes thereto in accordance with GAAP.
(e) None of the Company or any member of its Aggregated Group contributes to or has an obligation to contribute to, and no Company Plan is, a plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA), Section 302 of ERISA, or Section 412 of the Code.
4.11 Labor Matters.
(a) As of the date of this Agreement, (i) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other agreement with any labor union, (ii) there is no pending union representation petition involving employees of the Company or any of its Subsidiaries, and (iii) the Company does not have knowledge of any activity or proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.
(b) As of the date of this Agreement, there is no unfair labor practice, charge or grievance arising out of a collective bargaining agreement, other agreement with any labor union, or other labor-related grievance proceeding against the Company or any of its Subsidiaries pending, or, to the knowledge of the Company, threatened, other than such matters which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) As of the date of this Agreement, there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries, other than such matters which have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d) The Company and its Subsidiaries are, and since September 30, 2023, have been, in compliance with all applicable Laws respecting employment and employment practices, and there are no Proceedings pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, by or on behalf of any applicant for employment, any current or former employee or any class of the foregoing, relating to any of the foregoing applicable Laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship, other than any such matters described in this sentence which have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since September 30, 2023, neither the Company nor any of its Subsidiaries has received any written notice of the intent of the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor or any other Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation with respect to the Company or any of its Subsidiaries which has had or would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.12 Taxes.
(a) Except where the failure to file such Tax Returns, pay such Taxes or satisfy such withholding Tax requirements has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Tax Returns that are required to be filed (taking into account extensions of time for filing) by the Company or any of its Subsidiaries on or before the Closing Date have been or will be timely filed; (ii) all Taxes that are due and payable by the Company or any of its Subsidiaries on or before the Closing Date (other than Taxes being contested in good faith by appropriate proceedings) have been or will be timely paid in full; and (iii) all withholding Tax requirements imposed on or with respect to the Company or any of its Subsidiaries on or before the Closing Date have been or will be fulfilled.
(b) As of the date of this Agreement, there is not in force any waiver or agreement for any extension of time for the assessment or payment of any material Tax by the Company or any of its Subsidiaries.
(c) As of the date of this Agreement, except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no outstanding material claim, assessment or deficiency against the Company or any of its Subsidiaries for any Taxes that has been asserted in writing by any Governmental Entity.
(d) Neither the Company nor any of its Subsidiaries (i) is a party to any material agreement or arrangement relating to the apportionment, sharing, assignment or allocation of Taxes (not including, for the avoidance of doubt (A) an agreement or arrangement solely among the members of a group the common parent of which is the Company or any of its Subsidiaries, or (B) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax (e.g., leases, credit agreements or other commercial agreements)), (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Law, as a transferee or successor, by contract or otherwise, or (iii) has executed a power of attorney in favor of any other Person with regard to any Tax matters relating to the Company or any of its Subsidiaries.
(e) Neither the Company nor any of its Subsidiaries has (i) a pending or threatened examination of any Tax Return, (ii) an assessment for unpaid Taxes not accrued on its financial statements, or (iii) any notice or assertion that it has failed to file any Tax Return.
(f) Neither the Company nor any of its Subsidiaries has participated, or is currently participating, in a “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b).

(g) Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions.
(h) The Company does not own any US real property that would cause it to be a US real property holding corporation under Section 897(c)(2) of the Code.
(i) The Company has not had an ownership change within the meeting of Section 382(g) of the Code and the Merger is not expected to result in same, and the Transactions will not result in any change in accounting methods or acceleration of income or deductions with respect to any Tax Return of the Company or its Subsidiaries.
4.13 Litigation. As of the date of this Agreement, except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no (a) Proceeding pending, or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries.
4.14 Intellectual Property. The Company and its Subsidiaries own or have the right to use all Intellectual Property used in the operation of the businesses of each of the Company and its Subsidiaries as presently conducted (collectively, the “Company Intellectual Property”) free and clear of all Encumbrances except for (i) Permitted Encumbrances and (ii) where the failure to own or have the right to use such properties has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, the use of the Company Intellectual Property by the Company and its Subsidiaries in the operation of the business of each of the Company and its Subsidiaries as presently conducted does not infringe upon or misappropriate any Intellectual Property of any other Person, except for such matters that have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have taken reasonable measures in accordance with normal industry practice to protect the confidentiality of known trade secrets used in the businesses of each of the Company and its Subsidiaries as presently conducted, except where failure to do so has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.15 Real Property. Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good, valid and marketable title to all real property owned in fee by the Company and its Subsidiaries, or a valid and subsisting leasehold interest or other applicable estates in any real property leased, subleased, licensed or otherwise held for use by the Company or any of its Subsidiaries (such property, collectively, the “Leased Real Property”), in each case free and clear of all Encumbrances (other than Permitted Encumbrances). All of the leases, subleases, easements and other agreements under which the Company or any of its Subsidiaries uses or occupies, or has the right to use or occupy any Leased Real Property (collectively, the “Leases”) are valid, binding and in full force and effect and neither the Company nor any of its Subsidiaries (nor, to the Company’s knowledge, any third party) is in breach of or default under any such Lease, except in each case as has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
4.16 Environmental Matters. Except for those matters that have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a) the Company and its Subsidiaries and their respective operations and assets are in material compliance with Environmental Laws;
(b) as of the date of this Agreement, the Company and its Subsidiaries are not subject to any pending or, to the Company’s knowledge, threatened in writing Proceeding under Environmental Laws;
(c) there have been no Releases of Hazardous Materials at any property currently owned, operated or otherwise used by the Company or any of its Subsidiaries, which Releases are reasonably expected to result in material liability to the Company under Environmental Law, and, as of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice asserting a liability or obligation under any Environmental Laws with respect to the investigation, remediation, removal, or monitoring of the Release of any Hazardous Materials at or from any property currently or formerly owned, operated, or otherwise used by the Company, or at or from any off-site location where Hazardous Materials from the Company’s operations have been sent for treatment, disposal storage or handling, except for notices as to which the underlying matter has been resolved or the notice withdrawn; and
(d) there have been no environmental investigations, studies, audits, or other analyses conducted during the past three (3) years by or on behalf of, or that are in the possession of, the Company or its Subsidiaries addressing potentially material environmental matters with respect to any property owned, operated or otherwise used by any of them that have not been delivered or otherwise made available to Parent prior to the date hereof.
4.17 Material Contracts.
(a) For purposes of this Agreement, “Company Contract” means any contract that is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.
(b) Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, assuming the due authorization, execution and delivery by the other parties thereto, each Company Contract is legal, valid, binding and enforceable in accordance with its terms on the Company and each of its Subsidiaries that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, subject, as to enforceability, to Creditors’ Rights. Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default under any Company Contract nor, to the knowledge of the Company, is any other party to any such Company Contract in breach or default thereunder. The Company has heretofore made available to Parent complete and correct copies of the Company Contracts as of the date hereof.
4.18 Insurance. Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, all material insurance policies maintained by the Company or any of its Subsidiaries as of the date of this Agreement (collectively, the “Material Company Insurance Policies”) are in full force and effect on the date of this Agreement and all premiums due and payable under the Material Company Insurance Policies prior to the date of this Agreement have been paid. As of the date hereof, neither the Company nor any of its Subsidiaries has received written notice of cancelation or termination from any insurer or agent of such insurer with respect to any Material Company Insurance Policy.
4.19 Opinion of Financial Advisors.
(a) The Company Special Committee has received the opinion of B. Riley Securities (the “Special Committee Financial Advisor”) addressed to the Company Special Committee to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications and other matters considered in connection with the preparation of such opinion, the Merger Consideration to be received by the holders of the Company Class A Common Stock, other than the holders of Excluded Shares and the Insider Shares) is fair, from a financial point of view, to such holders (other than the holders of the Excluded Shares and the Insider Shares), a copy of which opinion will be delivered to Parent promptly after the execution of this Agreement solely for informational purposes.
4.20 Brokers. Except for the fees and expenses payable to the Special Committee Financial Advisor, no broker, investment banker, or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.
4.21 No Additional Representations. Except for the representations and warranties made in this Article IV, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Parent, Merger Sub, or any of their respective Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or other forward-looking information relating to the Company or any of its Subsidiaries or their respective businesses, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective

Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing; or (ii) except for the representations and warranties made by the Company in this Article IV, any oral or written information presented to Parent or Merger Sub or any of their respective Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the Transactions (including any information, documents, projections, forecasts, estimates, predictions or other material made available to Parent or Merger Sub or their respective Representatives in “data rooms,” management presentations or due diligence sessions in expectation of the Merger or the Transactions), and each of Parent and Merger Sub acknowledge the foregoing.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by Parent and Merger Sub to the Company on or prior to the date of this Agreement (the “Parent Disclosure Letter”), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:
5.1 Organization, Standing and Power. Each of Parent and its Subsidiaries is a corporation, partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, has all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, or to so qualify or be in good standing has not had and would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
5.2 Authority; No Violations, Consents and Approvals.
(a) Each of Parent and Merger Sub has all requisite entity power and authority to execute and deliver this Agreement and to consummate the Transactions and the Parent Restructuring. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions and the Parent Restructuring have been duly authorized by all necessary entity action on the part of each of Parent and Merger Sub. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement constitutes the valid and binding obligation of the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable in accordance with its terms, subject as to enforceability to Creditors’ Rights. The Boards of Directors of Parent and Merger Sub have approved and declared advisable this Agreement and the Merger on the terms and subject to the conditions of this Agreement and have authorized the execution and delivery thereof. Parent, as the owner of all of the outstanding shares of capital stock of Merger Sub, has adopted and approved this Agreement in its capacity as sole stockholder of Merger Sub. No vote or approval of the holders of any class or series of capital stock of Parent or Merger Sub is necessary to approve and adopt this Agreement and the Merger.
(b) The execution and delivery of this Agreement does not, and the consummation of the Transactions and the Parent Restructuring will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss of a material benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of Parent or any of its Subsidiaries under any provision of (i) the Organizational Documents of either Parent or Merger Sub or any of their respective Subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Parent or any of its Subsidiaries is a party or by which Parent or Merger Sub or any of their respective Subsidiaries or their respective properties or assets are bound or the Company Credit Agreement, or (iii) assuming the Consents referred to in Section 5.3 are duly and timely obtained or made, any Law applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, other than any such violations, defaults, acceleration, losses or Encumbrances that have not had and would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
5.3 Consents. No Consent is required to be obtained or made by Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Transactions and Parent Restructuring except for: (a) the filing with the SEC of

(i) the Proxy Statement and (ii) the Schedule 13E-3 and such other reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the Transactions; (b) the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware; (c) such filings and approvals as may be required by any applicable state securities or “blue sky” Laws; (d) the FERC Approval; (e) such filings and notices as may be required by applicable state utility commissions; and (f) any such Consent that the failure to obtain or make has not had and would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
5.4 Parent Information. None of the information supplied or to be supplied by the Parent for inclusion or incorporation by reference in (a) the Schedule 13E-3 will, at the time such document is filed with the SEC, or at any time such document is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, (b) in the Proxy Statement will, at the date it is first mailed to stockholders of the Company and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and Schedule 13E-3, to the extent it relates to the Parent or its Subsidiaries or other information supplied by the Parent for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder; provided, however, that no representation is made by the Parent with respect to statements made therein based on information supplied by Company specifically for inclusion or incorporation by reference therein.
5.5 Litigation. As of the date of this Agreement, except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there is no (a) Proceeding pending, or to the knowledge of Parent, threatened against Parent or any of its Subsidiaries, or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against Parent or any of its Subsidiaries.
5.6 Merger Consideration. Parent has available to it all of the funds required for (a) the aggregate Merger Consideration, (b) the amounts contemplated by Section 2.2, (c) the amounts contemplated by Section 3.2 and (d) other payment obligations of Parent hereunder, and such will be used, to the extent required to consummate the Transactions and to consummate the Merger pursuant to Article III.
5.7 Brokers. No broker, investment banker, or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent.
5.8 Merger Sub; Parent. Merger Sub was incorporated on December 20, 2023. Since its inception, Merger Sub has not engaged in any activity, other than such actions in connection with (a) its organization and (b) the preparation, negotiation and execution of this Agreement and the Transactions. Merger Sub has no operations, has not generated any revenues and has no liabilities other than those incurred in connection with the foregoing and in association with the Merger as provided in this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub. William Keith Maxwell, III owns of record and Beneficially Owns all of the outstanding capital stock of Parent.
5.9 No Knowledge of Breach. Neither Parent nor Merger Sub has any knowledge on the date of this Agreement of any fact or circumstances that would cause any representation or warranty of the Company in this Agreement to not be true and correct in all material respects. Neither Parent nor Merger Sub has any knowledge of any statement which was omitted from any such representation or warranty on the date of this Agreement that is necessary to make the statements made in any such representation or warranty not misleading. Neither Parent nor Merger Sub is aware on the date of this Agreement of any inability of the Company to satisfy any of the affirmative or negative covenants in this Agreement.
5.10 No Additional Representations.
(a) Except for the representations and warranties made in this Article V, neither Parent nor any other Person makes any express or implied representation or warranty with respect to Parent or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and Parent hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither Parent nor any other Person makes or has made any representation or warranty to the Company or to any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to Parent or any of its Subsidiaries or their respective businesses; or (ii) except for the representations and warranties made by Parent in this Article V, any oral or written information presented to the Company or any of its Affiliates or Representatives in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the Transactions.
(b) Notwithstanding anything contained in this Agreement to the contrary, Parent and Merger Sub acknowledge and agree that none of the Company or any other Person has made or is making any representations or warranties relating to the Company or its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article IV, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent or Merger Sub, or any of its Representatives and that neither Parent nor Merger Sub has relied upon any such representation or warranty. Without limiting the generality of the foregoing, Parent and Merger Sub acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospective information that may have been made available to Parent or any of its Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).
ARTICLE VI
COVENANTS AND AGREEMENTS
6.1 Conduct of Business Pending the Merger.
(a) Except as set forth on Schedule 6.1 of the Company Disclosure Letter, as expressly contemplated or permitted by this Agreement, as may be required by applicable Law or otherwise consented to by Parent (which consent shall not be unreasonably withheld, delayed or conditioned and shall be deemed to have been given for purposes of this Agreement to the extent any such action or inaction is taken or not taken by, or under the direction of, William Keith Maxwell, III in his capacity as the Chief Executive Officer of the Company), the Company covenants and agrees that, until the Effective Time, it shall, and shall cause each of its Subsidiaries to, conduct its businesses in the ordinary course consistent with past practice and shall use commercially reasonable efforts to preserve intact its present business organization, retain the Company’s current officers, and preserve its key business relationships.
(b) Without limiting the generality of Section 6.1(a), except as set forth on Schedule 6.1 of the Company Disclosure Letter, as expressly contemplated or permitted by this Agreement, as may be required by applicable Law or otherwise consented to by Parent (which consent shall not be unreasonably withheld, delayed or conditioned and shall be deemed to have been given for purposes of this Agreement to the extent any such action or inaction is taken or not taken by, or under the direction of, William Keith Maxwell, III in his capacity as the Chief Executive Officer of the Company), the Company covenants and agrees that, until the Effective Time, it shall not, and shall not permit its Subsidiaries to:
(i) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, the Company or its Subsidiaries, except for (1) distributions by Holdco to the Company to enable it to pay any dividend permitted by this Section 6.1(b)(i) and corresponding pro rata distributions to the other equity holders of Holdco, (2) dividends and distributions by a direct or indirect wholly-owned Subsidiary of Holdco to Holdco or a direct or indirect wholly-owned Subsidiary of Holdco, (3) tax distributions by Holdco to its equity holders as required by the Holdco LLC Agreement, (4) dividends to the holders of the Company Series A Preferred Stock in accordance with the Company Charter, or (5) as required by the terms of any capital stock or equity interest of a Subsidiary or as contemplated by any director compensation plan, Employee Benefit Plan or employment agreement of the Company in each case existing as of the date hereof; (B) split, combine or reclassify any capital stock of, or other equity interests in, the Company or any of its Subsidiaries; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, the Company other than

(1) as required by the terms of any capital stock or equity interest of a Subsidiary or as contemplated by any director compensation plan, Employee Benefit Plan or employment agreement of the Company or (2) as required by the terms of the Holdco LLC Agreement or the Company Charter;
(ii) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, the Company or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (A) the issuance of Company Class A Common Stock upon the vesting of any Company RSUs granted under the Company Incentive Plan and outstanding on the date hereof or issued in compliance with clause (C) below, (B) issuances by a wholly-owned Subsidiary of the Company of such Subsidiary’s capital stock or other equity interests to the Company or any other wholly-owned Subsidiary of the Company, (C) issuances of Company RSUs granted under the Company Incentive Plan to employees and directors in amounts consistent with past practice and (D) as required by the terms of the Holdco LLC Agreement or the Company Charter;
(iii) amend the Company’s Organizational Documents or the Organizational Documents of any of the Company’s Subsidiaries, except for immaterial or ministerial amendments;
(iv) (A) merge, consolidate, combine or amalgamate with any Person other than another wholly-owned Subsidiary of the Company or (B) acquire any business or any corporation, partnership, association or other business organization or division thereof, in each case other than (1) pursuant to an agreement of the Company or any of its Subsidiaries in effect on the date of this Agreement, (2) acquisitions for which the consideration is $10,000,000 individually and $20,000,000 in the aggregate and (3) acquisitions and licenses in the ordinary course of business consistent with past practice;
(v) sell, lease or otherwise dispose of any material portion of its assets or properties, other than (A) pursuant to an agreement of the Company or any of its Subsidiaries in effect on the date of this Agreement or (B) sales, leases or dispositions (1) for which the consideration is $5,000,000 or less or (2) made in the ordinary course of business consistent with past practice;
(vi) adopt a plan of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries;
(vii) change in any material respect their material accounting principles, practices or methods, except as required by GAAP or statutory accounting requirements or as disclosed in any Company SEC Document;
(viii) except as otherwise done pursuant to an acquisition permitted by Section 6.1(b)(iv) or in the ordinary course of business consistent with past practice, (A) make or rescind any material election relating to Taxes (including any election for any joint venture, partnership, limited liability company or other investment where the Company has the authority to make such binding election, but excluding any election that is made periodically and consistent with past practice), except where such action would not have a material and adverse effect on the Company and its Subsidiaries, taken as a whole, (B) settle or compromise any material Proceeding relating to Taxes, except where the amount of such settlement or compromise does not exceed the greater of 125% of the reserve for such matter on the Company financial statements or $5,000,000, or (C) change any of its methods of reporting income or deductions for income tax purposes from those employed in the preparation of its income Tax Returns that have been filed for prior taxable years except where such change would not have a material and adverse effect on the Company and its Subsidiaries, taken as a whole;
(ix) (A) grant any material increases in the compensation payable or to become payable to any of its directors, officers or key employees, except increases made in the ordinary course of business consistent with past practice or required by applicable Law or any applicable Employee Benefit Plans; provided, however, that payments of bonuses or incentive compensation pursuant to a plan, program or agreement already in place to executive officers, directors or employees in the ordinary course of business consistent with past practice or as approved by the Company Board or any committee thereof shall not constitute an increase in compensation or (B) enter into any new, or materially amend any existing, material employment or severance or termination agreement with any executive officer or director making an annualized salary of more than $300,000;
(x) other than in the ordinary course of business consistent with past practice, incur, create or assume any Indebtedness; provided, however, that the foregoing shall not restrict the incurrence of Indebtedness (A) under existing credit facilities, (B) for extensions, renewals or refinancings of existing Indebtedness (including related premiums and expenses), (C) additional borrowings in an amount not to exceed $40,000,000 in the aggregate or (D) by the Company that is owed to any wholly-owned Subsidiary of the Company or by any Subsidiary of the Company that is owed to the Company or a wholly-owned Subsidiary of the Company;
(xi) (A) enter into any contract that would be a Company Contract, except as would not prevent or materially delay the consummation of the Transactions, or (B) modify, amend, terminate or assign, or waive or assign any rights under, any Company Contract in any material respect in a manner which is materially adverse to the Company and its Subsidiaries, taken as a whole, or which could prevent or materially delay the consummation of the Transactions;
(xii) settle or offer or propose to settle, any Proceeding involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $5,000,000 in the aggregate; provided, however, that neither the Company nor any of its Subsidiaries shall settle or compromise any Proceeding if such settlement or compromise (A) involves a material conduct remedy or material injunctive or similar relief or (B) involves an admission of criminal wrongdoing by the Company or any of its Subsidiaries;
(xiii) authorize or make capital expenditures that are, in the aggregate greater than 125% of the aggregate amount of capital expenditures scheduled to be made in the Company’s capital expenditure budget as approved by the Company Board, except for capital expenditures to repair damage resulting from casualty events; or
(xiv) agree to take any action that is prohibited by this Section 6.1(a).
(c) Notwithstanding anything to the contrary in this Agreement, the Company may, and may cause any of its Subsidiaries to, take reasonable actions in compliance with applicable Law with respect to any operational emergencies (including any restoration measures in response to any act of terrorism, cyber-attack or other security event, hurricane, tornado, tsunami, flood, earthquake or other natural disaster or weather-related event, circumstance or development), equipment failures, outages or threat to the environment or the health or safety of natural Persons.
6.2 Go-Shop; No Solicitation.
(a) Go-Shop.
(i) During the period (the “Go-Shop Period”) commencing on the date of this Agreement and ending at 11:59 p.m. New York City time on the day that is 30 days after the date of this Agreement (the “Go-Shop Period End Date”) the Company and its Representatives, acting at the direction and under the supervision of the Company Special Committee, shall be permitted to (A) initiate, solicit, propose, induce, or knowingly encourage the making of a proposal or inquiry that constitutes, or that could reasonably be expected to lead to, a Competing Transaction, participate or engage in any discussions or negotiations with any Person who has made or informs the Company that it is considering making a proposal for a Competing Transaction, (B) furnish or provide any non-public information or data regarding the Company or its Subsidiaries to any Person who has made or informs the Company that it is considering making a proposal for a Competing Transaction; provided, however, that, prior to furnishing such information or affording such access, the Company shall have (I) entered into a confidentiality agreement with such person and (II) previously provided or made available (or substantially concurrently provides or makes available) such information to Parent. Notwithstanding anything in this Section 6.2 to the contrary, the Company shall not, and shall not permit its Subsidiaries to, reimburse or agree to reimburse the expenses of any Third Party (other than the Company’s Representatives) in connection with a Competing Transaction or any other such inquiry, discussion, offer or request.

(ii) On the Go-Shop Period End Date (A) the Company shall, and shall cause each of the Company Subsidiaries and each of its and their Representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party (other than Excluded Parties) relating to any Competing Transaction or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Transaction and (B) the Company shall as promptly as possible request each Third Party (other than any Excluded Party) that has previously executed a confidentiality or similar agreement in connection with its consideration of a Competing Transaction to return to the Company or destroy any non-public information previously furnished or made available to such person or any of its Representatives by or on behalf of the Company or its Representatives in accordance with the terms of the confidentiality agreement in place with such person.
(iii) No later than two Business Days after the Go-Shop Period End Date, the Company shall deliver to Parent on behalf of the Company Special Committee a written notice setting forth (I) the identity of each Excluded Party and (II) a reasonably detailed summary of the material terms and conditions of any pending Competing Transaction proposal made by such Excluded Party (it being understood that price per share, transaction structure (to the extent part of the Competing Transaction), closing conditions and financing provisions shall be considered material terms of any such pending Competing Transaction).
(b) No Solicitation. Except as set forth in Section 6.2(c), from and after the Go-Shop Period End Date through the remainder of the Covenant Period:
(i) the Company will not, and will cause its Subsidiaries and use reasonable best efforts to cause its Representatives not to, directly or indirectly, (A) initiate, solicit, propose, induce, or knowingly encourage the making of a proposal or inquiry that constitutes, or that could reasonably be expected to lead to, a Competing Transaction, participate or engage in any discussions or negotiations with any Person who has made or informs the Company that it is considering making a proposal for a Competing Transaction, (B) furnish or provide any non-public information or data regarding the Company or its Subsidiaries to any Person who has made or informs the Company that it is considering making a proposal for a Competing Transaction, (C) enter into any letter of intent or agreement in principal, or other agreement providing for a Competing Transaction, (D) agree to, approve, endorse or recommend any Competing Transaction or enter into any letter of intent or contract or commitment contemplating or otherwise relating to any Competing Transaction; or (E) release any Excluded Party or any Third Party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party, except as the Company Special Committee otherwise determine is necessary to satisfy its fiduciary duties or applicable Law; and
(ii) the Company Special Committee or the Company Board shall not: (A) change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Sub, or propose publicly to change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Sub, the Board Recommendation; (B) adopt, approve or recommend, or propose to adopt, approve or recommend, any Competing Transaction; (C) fail to make the Board Recommendation or fail to include the Board Recommendation in the Proxy Statement; (D) fail to recommend against any Competing Transaction subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within 10 Business Days after the commencement of such Competing Transaction; or (E) resolve or publicly announce its intention to do any of such actions under clauses (A) through (D) of this clause (ii) (any of such actions under clauses (A) through (E) of this clause (ii) being referred to as a “Change in Company Recommendation”).
(c) Exceptions. Notwithstanding anything in this Agreement to the contrary, and without limiting Section 6.2, at any time prior to the receipt of the Requisite Company Vote:
(i) the Company and its Representatives, acting at the direction and under the supervision of the Company Special Committee, may (A) engage in negotiations or discussions with (I) any Excluded Party and its Representatives or (II) any Third Party (which may include a Third Party that the Company engaged with during the Go-Shop Period) and its Representatives that, in each case of this clause (II), has, after the Go-Shop Period End Date, made a written proposal for a Competing

Transaction that did not result from a breach of this Section 6.2 (provided, however, that, the Company may engage in such discussions if and only to the extent that the Company Special Committee determines, after consultation with outside legal counsel and the Special Committee Financial Advisor, that such Competing Transaction constitutes or could reasonably likely to lead to a Superior Proposal) or to clarify and understand the terms of such Competing Transaction or as the Company Special Committee otherwise determines is necessary to satisfy its fiduciary duties or applicable Law and (B) furnish to any such Excluded Party or Third Party and their Representatives non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with such Excluded Party or Third Party (provided, however, that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, promptly (and in any event within two Business Days) following the time it is provided or made available to such Excluded Party or Third Party and/or any of their respective Representatives);
(ii) subject to compliance with Section 6.2(f), the Company Special Committee may make a Change in Company Recommendation (A) in connection with a Superior Proposal or (B) in response to an Intervening Event; and
(iii) subject to compliance with the procedures set forth in Section 6.2(f) and Article VIII, the Company, acting at the direction and under the supervision of the Company Special Committee, may terminate this Agreement if the Company Special Committee has made a Change in Company Recommendation in connection with a Superior Proposal or Intervening Event.
(d) From and after the Go-Shop Period End Date, the Company, acting at the direction and under the supervision of the Company Special Committee, shall promptly notify Parent (and in any event within three Business Days after the Company Special Committee has knowledge thereof), of any proposal, offer or inquiry from any person (including a request for information), regarding a Competing Transaction or that could reasonably be expected to lead to a Competing Transaction, specifying: (i) the identity of such person; (ii) the material terms and conditions thereof; and (iii) whether the Company has any intention to provide confidential information to such person. The Company shall keep Parent informed on a reasonably current basis (and in any event within two Business Days of the occurrence of any material changes, developments or discussions) of the status and terms of any such proposal, offer or inquiry and of any material changes in the status and terms thereof. Without limiting the foregoing, the Company, acting at the direction and under the supervision of the Company Special Committee, shall (A) promptly notify Parent in writing if it determines to initiate any action concerning a proposal, offer or inquiry, in each case as permitted by this Section 6.2 and (B) provide Parent with at least one Business Day prior notice of any meeting of the Company Special Committee at which the Company Special Committee is reasonably expected to consider any inquiry, proposal or offer relating to any Competing Transaction.
(e) It is agreed that (i) any violation of the restrictions on the Company set forth in this Section 6.2 by any of the Company Subsidiaries or any of its or their Representatives shall be deemed to be a breach of this Section 6.2 by the Company and (ii) that all authority under this Section 6.2 rests with, and the Company Board shall not take any action contemplated by this Section 6.2 unless such action has previously been authorized and approved by, the Company Special Committee.
(f) The Company Special Committee shall not make or authorize a Change in Company Recommendation and/or authorize the Company to terminate this Agreement pursuant to Section 8.1(d) or Section 8.1(f) unless:
(i) the Company shall have complied with its obligations under this Section 6.2;
(ii) the Company, acting at the direction and under the supervision of the Company Special Committee, shall have notified Parent in writing, at least three Business Days (the “Notice Period”) prior to such action, of its intention to do so, specifying in reasonable detail the reasons for such Change in Company Recommendation and/or such termination (which notice shall not constitute a Change in Company Recommendation or termination), attaching (A) in the case of a Change in Company Recommendation to be made in connection with a Superior Proposal or a termination of this Agreement pursuant to Section 8.1(d), the most current version of the proposed agreement under which a Superior Proposal is proposed to be consummated and the identity of the counterparty proposing the Competing Transaction, or (B) in the case of a Change in Company Recommendation to be made pursuant to an Intervening Event or a termination of this Agreement pursuant to Section 8.1(f), a reasonably detailed description of the reasons for making such Change in Company Recommendation or termination;
(iii) the Company, acting at the direction and under the supervision of the Company Special Committee, has negotiated, and has caused its Representatives to negotiate, reasonably and in good faith with Parent during the Notice Period any revisions to the terms of this Agreement that Parent proposes and has not withdrawn in response to such Superior Proposal or Intervening Event and that would be binding on Parent if accepted by the Company; and
(iv) following the end of the Notice Period, the Company Special Committee shall have determined, after consultation with outside legal counsel and the Special Committee Financial Advisor, and after giving due consideration to any revisions proposed by Parent, that (A) in the case of a Change in Company Recommendation to be made in connection with a Superior Proposal or a termination of this Agreement pursuant to Section 8.1(d), such Superior Proposal would nevertheless continue to constitute a Superior Proposal (assuming such revisions proposed by Parent and not withdrawn were to be given effect) (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification from the Company and opportunity for Parent to negotiate any revisions to the terms of this Agreement; provided, however, that for the purposes of such new notification, the Notice Period shall be deemed to be one Business Day), and (B) in the case of a Change in Company Recommendation or a termination of this Agreement pursuant to Section 8.1(f), to be made pursuant to an Intervening Event, such Intervening Event would nevertheless necessitate the need for such Change in Company Recommendation or termination (it being understood and agreed that any material change to the facts and circumstances relating to such Intervening Event shall require a new written notification from the Company; provided, however, that for the purposes of any such new notification, the Notice Period shall be deemed to be one Business Day).
(g) Nothing contained in this Section 6.2 shall be deemed to prohibit (A) the Company from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act or taking or disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act, and (B) making any disclosing to the Company’s stockholders if the Company Board or Company Special Committee determines that failure to disclosure such position or information would constitution a violation of applicable Law, including any fiduciary duties of the Company Board or Company Special Committee.
6.3 Preparation of Proxy Statement and Schedule 13E-3. Each party shall cooperate with the other party in the preparation of the preliminary and the definitive Proxy Statement, including all amendments or supplements thereto. The Company, with the assistance of Parent and Merger Sub, shall prepare as promptly as reasonably practicable following the date of this Agreement, the Proxy Statement and Schedule 13E-3, and as promptly as practicable after the Go- Shop Period End Date, file with the SEC the preliminary Proxy Statement and Schedule 13E-3. No filing of, or amendment or supplement to, the Proxy Statement or Schedule 13E-3 will be made by the Company without first providing Parent a reasonable opportunity to review and comment thereon, and the Company shall consider in good faith all reasonable additions, deletions and changes suggested by Parent in connection therewith. The Company shall notify Parent of the receipt of any comments from the SEC with respect to the preliminary Proxy Statement or Schedule 13E-3 and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Parent, as promptly as reasonably practicable, copies of all written correspondence between the Company or any of its Representatives and the SEC with respect to the Proxy Statement and Schedule 13E-3. If any comments are received from the staff of the SEC with respect to the preliminary Proxy Statement or Schedule 13E-3, the Company shall respond as promptly as reasonably practicable to such comments. Parent and Merger Sub shall, as promptly as reasonably practicable, provide the Company with such information as may be required to be included in the Proxy Statement and Schedule 13E-3 or as may be reasonably required to respond to any comment of the SEC. As promptly as reasonably practicable after all comments received from the staff of the SEC have been cleared by the SEC, the Company shall file the definitive Proxy Statement and Schedule 13E-3 with the SEC and cause such definitive Proxy Statement to be mailed to its stockholders of record, as of a record date reasonably established by the Company Board or any committee thereof in accordance with applicable Law. If at any time prior to the Effective Time, any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3, so that the Proxy Statement or Schedule 13E-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party, and the Company shall promptly file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by applicable Law, disseminate such amendment or supplement to the stockholders of the Company.
6.4 Company Stockholders Meeting. The Company shall take all action necessary in accordance with applicable Laws and the Organizational Documents of the Company to duly give notice of, convene and hold the Company Stockholders Meeting, as promptly as reasonably practicable following the mailing of the definitive Proxy Statement. Except as permitted by Section 6.2, the Company shall, through the Company Board, recommend in the Proxy Statement that the stockholders of the Company vote in favor of the adoption of this Agreement at the Company Stockholders Meeting.
6.5 Access to Information.
(a) The Company shall, and shall cause each of its Subsidiaries to, afford to Parent and its officers, directors, employees, accountants, consultants, agents, legal counsel and financial advisors (collectively, the “Representatives”), until the Effective Time, reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of the Company and its Subsidiaries and to their books, records, contracts and documents and shall, and shall cause each of its Subsidiaries to, furnish reasonably promptly to the Parent and its Representatives such information concerning its and its Subsidiaries’ business, properties, contracts, records and personnel as may be reasonably requested, from time to time, by or on behalf of Parent. Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise cause any unreasonable interference with the prompt and timely discharge by the employees of the Company and its Subsidiaries of their normal duties. Notwithstanding the foregoing provisions of this Section 6.5(a), the Company shall not be required to, or to cause any of its Subsidiaries to, grant access or furnish information to Parent or any of its Representatives to the extent that such information is subject to attorney client privilege or the attorney work-product doctrine or that such access or the furnishing of such information is prohibited by applicable Law or an existing contract or agreement. Notwithstanding the foregoing, Parent shall not have access to personnel records of the Company or any of its Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in the Company’s good faith opinion the disclosure of which could subject the Company or any of its Subsidiaries to risk of liability. Notwithstanding the foregoing, Parent shall not be permitted to conduct any sampling or analysis of any environmental media or building materials at any facility of the Company or its Subsidiaries without the prior written consent of the Company, which may be granted or withheld in its sole discretion. Parent agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.5(a) for any purpose unrelated to the consummation of the Transactions.
6.6 Other Approvals.
(a) Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to obtain all actions or non-actions, approvals, consents, waivers, registrations, permits, authorizations and other confirmations from any Governmental Entity (including the FERC Approval) necessary to consummate the Transactions.
(b) In furtherance and not in limitation of the foregoing, each party shall (i) make any required filings in connection with FERC Approval as promptly as reasonably practicable, (ii) supply as promptly as reasonably practicable any additional information and documentary material (other than information subject to attorney-client or attorney work-product privilege) that may be requested by FERC in connection with the

FERC Approval and (iv) use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 6.6 as may be necessary to obtain the FERC Approval, in each case as promptly as reasonably practicable (and in any event no later than two (2) Business Days prior to the End Date).
(c) Each party shall, subject to applicable Law relating to the exchange of information: (i) give the other party notice as promptly as reasonably practicable of (and if in writing, furnish the other party with copies of) any communication received or sent by such party from or to any Governmental Entity regarding any filings, investigation, or inquiry concerning the Transactions, and permit the other party to review and discuss in advance (and to consider in good faith any comments made by the other party in relation to) any proposed written response to any such communication, (ii) keep the other party reasonably informed of any developments, meetings or discussions with any Governmental Entity in respect of any filings, investigation, or inquiry concerning the Transactions and (iii) not independently participate in any meeting or discussions with a Governmental Entity in respect of any filings, investigation or inquiry concerning the Transactions without giving the other party prior notice of such meeting or discussions and, unless prohibited by such Governmental Entity, the opportunity to attend or participate therein.
(d) Parent shall take any and all action necessary, including but not limited to (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or Parent or their respective Subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of the Company or Parent or their respective Subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of the Company or Parent or their respective Subsidiaries or (v) effectuating any other change or restructuring of the Company or Parent or their respective Subsidiaries and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with any Governmental Entity in connection with any of the foregoing and in the case of actions by or with respect to the Company or its Subsidiaries or its or their businesses or assets; provided, however, that any such action may, at the discretion of the Company, be conditioned upon consummation of the Merger) (each a “Divestiture Action”) to ensure that (A) no Governmental Entity enters any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any Law or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, and (B) the FERC Approval is obtained as promptly as reasonably practicable (and in any event no later than two (2) Business Days prior to the End Date). In the event that any Proceeding is threatened or instituted challenging the Merger as violative of any applicable Law, Parent shall take such action, including any Divestiture Action, as may be necessary to avoid, resist or resolve such action. In addition, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any Proceeding that would make consummation of the Transactions in accordance with the terms of this Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the Transactions, Parent shall take promptly any and all steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date. Notwithstanding anything to the contrary in this Agreement, none of Parent or any of its Subsidiaries shall be required to take any Divestiture Action that would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(e) Parent and Merger Sub shall not take any action that could reasonably be expected to hinder or delay the obtaining of the FERC Approval or the approval of any other Governmental Entity.
6.7 Indemnification; Directors’ and Officers’ Insurance.
(a) Without limiting any other rights that any Indemnified Person may have pursuant to any employment agreement or indemnification agreement in effect on the date hereof or otherwise, from the Effective Time and until the six (6) year anniversary of the Effective Time, Parent and the Surviving Corporation shall, jointly and severally, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, a director, officer or employee of the Company or any of its Subsidiaries or who acts as a fiduciary under any Company Plan or any of its Subsidiaries (the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), obligations, liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director, officer, employee or agent of the Company or any of its Subsidiaries, a fiduciary under any Company Plan or any of its Subsidiaries or is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, Employee Benefit Plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, whether pertaining to any act or omission occurring, alleged to have occurred, or existing prior to, at or after the Effective Time and whether asserted or claimed prior to, at or after the Effective Time (“Indemnified Liabilities”), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, or the approval or recommendations thereof by the Company Board or Company Special Committee, in each case to the fullest extent permitted under applicable Law (and Parent and the Surviving Corporation shall, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such Proceeding to each Indemnified Person to the fullest extent permitted under applicable Law). Without limiting the foregoing, in the event any such Proceeding is brought or threatened to be brought against any Indemnified Persons (whether arising before or after the Effective Time), (i) the Indemnified Persons may retain the Company’s regularly engaged legal counsel or other counsel satisfactory to them, and Parent and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Persons as promptly as statements therefor are received, and (ii) Parent and the Surviving Corporation shall use their reasonable best efforts to assist in the defense of any such matter. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 6.7, upon learning of any such Proceeding, shall notify the Surviving Corporation (but the failure so to notify shall not relieve a party from any obligations that it may have under this Section 6.7 except to the extent such failure materially prejudices such party’s position with respect to such claims). With respect to any determination of whether any Indemnified Person is entitled to indemnification by Parent or Surviving Corporation under this Section 6.7, such Indemnified Person shall have the right, as contemplated by the DGCL, to require that such determination be made by special, independent legal counsel selected by the Indemnified Person and approved by Parent or Surviving Corporation, as applicable (which approval shall not be unreasonably withheld or delayed), and who has not otherwise performed material services for Parent, Surviving Corporation or the Indemnified Person within the last three (3) years.
(b) Parent and the Surviving Corporation shall not amend, repeal or otherwise modify any provision in the Organizational Documents of the Surviving Corporation in any manner that would affect (or manage the Surviving Corporation or its Subsidiaries, with the intent to or in a manner that would) adversely affect the rights thereunder or under the Organizational Documents of the Surviving Corporation or any of its Subsidiaries of any Indemnified Person to indemnification, exculpation and expense or fee advancement except to the extent required by applicable Law. Parent shall, and shall cause the Surviving Corporation to, fulfill and honor any indemnification, expense advancement or exculpation agreements between the Company or any of its Subsidiaries and any of its directors, officers or employees existing immediately prior to the Effective Time.
(c) Parent and the Surviving Corporation shall indemnify any Indemnified Person against all reasonable costs and expenses (including reasonable attorneys’ fees and expenses), such amounts to be payable in advance upon request as provided in Section 6.7(a), relating to the enforcement of such Indemnified Person’s rights under this Section 6.7 or under any Organizational Document or contract regardless of whether such Indemnified Person is ultimately determined to be entitled to indemnification hereunder or thereunder.
(d) Parent and the Surviving Corporation will cause to be put in place (which may be with the Company’s current insurance carrier), and Parent shall fully prepay immediately prior to the Effective Time, “tail” insurance policies with a claims period of at least six (6) years from the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance in an amount and scope at least as favorable as the Company’s existing policies with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time. The Surviving Corporation shall maintain or cause to be maintained such policies in full force and effect, and continue to honor the obligations thereunder.
(e) In the event that Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, the parties and each Person entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 6.7, and his heirs and representatives. Parent and the Surviving Corporation shall not sell, transfer, distribute or otherwise dispose of any of their assets in a manner that would reasonably be expected to render Parent or Surviving Corporation unable to satisfy their obligations under this Section 6.7.
(f) The obligations of the Surviving Corporation or Company Subsidiaries under this Section 6.7 shall not be terminated or modified by such parties in any manner as to adversely affect any Indemnified Person without the consent of such affected Indemnified Person.
6.8 Agreement to Defend; Stockholder Litigation. In the event any Proceeding by any Governmental Entity or other Person is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, the parties agree to cooperate and use their reasonable best efforts to defend against and respond thereto.
6.9 Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the parties. The parties will not, and each party will cause its Representatives not to, issue any public announcements or make other public disclosures regarding this Agreement or the Transactions, without the prior written approval of the other party; provided, however, that a party or its Representatives may issue a public announcement or other public disclosures required by applicable Law or the rules of any stock exchange upon which such party’s capital stock is traded; provided such party uses reasonable best efforts to afford the other party an opportunity to first review the content of the proposed disclosure and provide reasonable comment regarding same; and provided, further, that no provision of this Agreement shall be deemed to restrict in any manner the Company’s ability to communicate with its employees and that the Company shall not be required by any provision of this Agreement to consult with or obtain any approval from any other party with respect to a public announcement or press release issued in connection with the receipt and existence of a Competing Transaction and matters related thereto or a Change in Company Recommendation other than as set forth in Section 6.2.
6.10 No Control of Business. Without limiting in any way any party’s rights or obligations under this Agreement, nothing contained in this Agreement shall give any party, directly or indirectly, the right to control or direct the other party and their respective Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
6.11 Reasonable Best Efforts; Notification; Certain Breaches.
(a) Except to the extent that the parties’ obligations are specifically set forth elsewhere in this Article VI, upon the terms and subject to the conditions set forth in this Agreement (including Section 6.2), each party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the Transactions (including by using reasonable best efforts to cause the conditions to the Closing set forth in Article VII to be satisfied).
(b) The Company shall give notice to Parent as promptly as reasonably practicable upon becoming aware of any condition, event or circumstance that will result in any of the conditions in Section 7.2(a) or 7.2(b) not being met, and Parent shall give notice to the Company as promptly as reasonably practicable upon becoming aware of any condition, event or circumstance that will result in any of the conditions in Section 7.3(a) or 7.3(b) not being met; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.
(c) Parent and Merger Sub shall not have the right to (i) rely upon the failure of the conditions in Section 7.2(a) or 7.2(b) not being met or terminate this Agreement under Section 8.1(b)(iii) or claim any damage or seek any other remedy at Law or in equity for any breach of or inaccuracy in any representations or warranties in Article IV to the extent Parent, Merger Sub or Mr. Maxwell had knowledge of any facts or circumstances that constitute or give rise to such breach of or inaccuracy in such representation or warranty as of the date of this Agreement, or (ii) rely on the failure of a condition set forth in Section 7.2(a) or 7.2(b) or terminate this Agreement under Section 8.1(b)(iii) or claim any damage or seek any other remedy at Law or in equity in connection with any action that Parent, Merger Sub or Mr. Maxwell caused the Company to take or refrain from taking.
6.12 Section 16 Matters. Prior to the Effective Time, the parties shall take all such steps as may be required to cause any dispositions of equity securities to the Company (including derivative securities) or acquisitions of equity securities from the Company (including derivative securities) in connection with this Agreement exempt under Rule 16b-3 under the Exchange Act, to the extent permitted by Section 16(a) of the Exchange Act.
6.13 Stock Exchange Delisting. The Company, Parent and Merger sub shall take such actions reasonably required to cause the shares of Company Class A Common Stock to be de-listed from NASDAQ and deregistered under the Exchange Act as soon as practicable following the Effective Time.
6.14 Merger Sub.
(a) Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement.
(b) Immediately after the execution of this Agreement, Parent shall duly approve and adopt this Agreement in its capacity as the sole stockholder of Merger Sub in accordance with applicable Law and the Organizational Documents of Merger Sub and deliver to the Company evidence of its vote or action by written consent so approving and adopting this Agreement.
ARTICLE VII
CONDITIONS PRECEDENT
7.1 Conditions to Each Party’s Obligation to Consummate the Merger. The respective obligation of each party to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived jointly by the parties (except for Section 7.1(a), which cannot by waived by any Person) in whole or in part, to the extent permitted by applicable Law:
(a) Requisite Company Vote. The Requisite Company Vote shall have been obtained in accordance with applicable Law and the Organizational Documents of the Company.
(b) Regulatory Approval. The FERC Approval shall have been obtained.
(c) No Injunctions or Restraints. No Governmental Entity having jurisdiction over any party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no Law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited.
7.2 Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived exclusively by Parent, in whole or in part, to the extent permitted by applicable Law:
(a) Representations and Warranties of the Company. The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Company Material Adverse Effect”) would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) Performance of Obligations of the Company. The Company shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement on or prior to the Effective Time.

(c) Compliance Certificate. Parent shall have received a certificate of the Company signed by an executive officer of the Company, dated the Closing Date, confirming that the conditions in Sections 7.2(a) and (b) have been satisfied.
7.3 Additional Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived exclusively by the Company, in whole or in part, to the extent permitted by applicable Law:
(a) Representations and Warranties of Parent and Merger Sub. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to “materiality” or “Parent Material Adverse Effect”) that would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub each shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by them under this Agreement at or prior to the Effective Time.
(c) Compliance Certificate. The Company shall have received a certificate of Parent signed by an executive officer of Parent, dated the Closing Date, confirming that the conditions in Sections 7.3(a) and (b) have been satisfied.
7.4 Frustration of Closing Conditions. None of the parties may rely, either as a basis for not consummating the Merger or for terminating this Agreement, on the failure of any condition set forth in Section 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement.
ARTICLE VIII
TERMINATION
8.1 Termination. This Agreement may be terminated, and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time, whether (except as expressly set forth below) before or after the Requisite Company Vote has been obtained:
(a) by mutual written consent of the Company (acting upon the recommendation of the Company Special Committee) and Parent;
(b) by either the Company or Parent:
(i) if any Governmental Entity having jurisdiction over any party shall have issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and/or the other Transactions and such order, decree, ruling or injunction or other action shall have become final and non-appealable or if there shall be adopted any Law that makes consummation of the Merger and/or the other Transactions illegal or otherwise prohibited; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any covenant or agreement under this Agreement has been the cause of or resulted in the action or event described in this Section 8.1(b)(i) occurring;
(ii) if the Merger shall not have been consummated on or before 5:00 p.m. Houston time, on July 31, 2024 (such date being the “End Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any party whose failure to fulfill any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;
(iii) in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in Section 7.2(a) or (b) or Section 7.3(a) or (b), as applicable, if it was continuing as of the Closing

Date and (B) cannot be cured by the breaching party or, if capable of being cured, shall not have been cured by the breaching party by the earlier of two Business Days prior to the End Date and thirty calendar days following receipt of written notice to the breaching party stating the non-breaching party’s intention to terminate this Agreement pursuant to this Section 8.1(b)(iii) and the basis for such termination (a “Terminable Breach”); provided, however, that the terminating party is not then in Terminable Breach of any representation, warranty, covenant or other agreement contained in this Agreement; or
(iv) if the Requisite Company Vote shall not have been obtained upon a vote held at a duly held Company Stockholders Meeting, or at any adjournment or postponement thereof; provided, however, that Parent shall not be permitted to terminate under this Section 8.1(b)(iv) of this Agreement if such vote has not been obtained as a result of any of Parent, NuDevco Retail or William Keith Maxwell, III (or any shares over which they have voting control) failing to vote in favor of the Merger and Transactions.
(c) prior to receipt of the Requisite Company Vote, by Parent within five Business Days after the date on which the Company Board or any committee thereof shall have effected a Change in Company Recommendation.
(d) prior to the receipt of the Requisite Company Vote, by the Company, if the Company Special Committee has made a Change in Company Recommendation in connection with a Superior Proposal that Parent has not agreed in writing to participate in; provided that the Company, the Company Board and the Company Special Committee shall have complied with Section 6.2 with respect to such Superior Proposal.
(e) prior to the receipt of the Requisite Company Vote, by the Company, in order to accept a Superior Proposal that Parent, NuDevco Retail or Mr. Maxwell (or their successors) are a party to, and concurrently therewith or promptly thereafter enters into a binding, definitive agreement for such transaction with such parties for the consummation of such Superior Proposal.
(f) prior to the receipt of the Requisite Company Vote, by the Company, if the Company Special Committee has made a Change in Company Recommendation in connection with an Intervening Event; provided that the Company, the Company Board and the Company Special Committee shall have complied with Section 6.2 with respect to such Intervening Event.
8.2 Notice of Termination; Effect of Termination.
(a) A terminating party shall provide written notice of termination to the other party specifying in reasonable detail the reason for such termination, and any termination shall be effective immediately upon delivery of such written notice to the other party.
(b) In the event of termination of this Agreement by any party as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party (other than this Section 8.2, Section 8.3 and Articles I and IX, all of which shall survive the termination of this Agreement); provided, however, that notwithstanding anything to the contrary herein, no such termination shall relieve any party from liability for any damages (including, in the case of the Company, damages based on the consideration that would have otherwise been payable to the stockholders of the Company which shall be deemed to be damages of the Company) for a Willful and Material Breach or fraud. For the avoidance of doubt, in the event that all applicable conditions to the Closing set forth in Article VII have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing) but Parent fails to consummate the Merger for any reason, such failure to close shall be considered a Willful and Material Breach.
8.3 Expenses and Other Payments.
(a) Except as otherwise provided in this Agreement, each party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, whether or not the Merger shall be consummated.
(b) If this Agreement is terminated under any of the circumstances described in paragraph (i) of this Section 8.3(b), the Company shall be required to pay to Parent the applicable Company Termination Fee at the time and subject to such other conditions as may be set forth in such paragraph. Subject to Section 8.2, Parent shall not be entitled to any termination fee, reimbursement of expenses, or other consideration in respect of any termination of this Agreement pursuant to any provision of this Article VIII.
(i) If (a) Parent terminates this Agreement pursuant to Section 8.1(c) (Change in Company Recommendation) or (b) the Company terminates this Agreement pursuant to Section 8.1(d) (Superior Proposal) or Section 8.1(f) (Intervening Event), then the Company shall pay Parent the applicable Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent. If the fee shall be payable pursuant to clause (a) of the immediately preceding sentence, the fee shall be paid no later than three Business Days after notice of termination of this Agreement, and if the fee shall be payable pursuant to clause (b) of the immediately preceding sentence, the fee shall be paid no later than two Business Days after notice of termination of this Agreement.
(ii) If (a) Parent or the Company terminates this Agreement pursuant to Section 8.1(b)(iv) (Failure to Obtain Company Stockholder Approval), (b) on or before the date of any such termination a Competing Transaction shall have been publicly disclosed and not withdrawn, (c) within twelve months after the date of such termination, the Company enters into a definitive Agreement with respect to that Competing Transaction (which is a Superior Proposal or consummates a Superior Proposal (other than one in which Parent, NuDevco Retail or Mr. Maxwell (or their successors) have agreed in writing to participate in or participated in), then the Company shall pay the Parent the Company Termination Fee.
(c) In no event shall Parent be entitled to receive more than one payment of a Company Termination Fee. The parties agree that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that, without these agreements, the parties would not enter into this Agreement. If, in order to obtain such payment, the other party commences a Proceeding that results in judgment for such party for such amount, the defaulting party shall pay the other party its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such Proceeding. The parties agree that the monetary remedies set forth in this Section 8.3 and the specific performance remedies set forth in Section 9.11 shall be the sole and exclusive remedies of Parent and Merger Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Merger to be consummated except in the case of a Willful and Material Breach by the Company (in which case only the Company shall be liable for damages for such Willful and Material Breach), and upon payment of such amount, none of the Company and its Subsidiaries or any of their respective former, current or future general or limited partners, shareholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions.
(d) To the extent Company engages any proxy solicitation firm in connection with obtaining the Requisite Company Approval, Company shall bear 50% of such costs and expenses, and Parent shall bear 50% of such costs and expenses and Parent shall, promptly upon request by the Company, reimburse the Company for such costs and expenses.
ARTICLE IX
GENERAL PROVISIONS
9.1 Schedule Definitions. All capitalized terms in the Company Disclosure Letter and the Parent Disclosure Letter shall have the meanings ascribed to them herein except as otherwise defined therein.
9.2 Survival. The representations and warranties of the parties in this Agreement, or in any instrument delivered pursuant to this Agreement, shall terminate and be of no further force and effect as of the Effective Time. The covenants and agreements of the parties (including the Surviving Corporation after the Merger) in this Agreement shall survive the Effective Time to the extent such covenant or agreement by its terms contemplates performance after the Effective Time.

9.3 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by facsimile (but only upon confirmation of transmission by the transmitting equipment); (c) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received; provided that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (d) if transmitted by national overnight courier, in each case as addressed as follows:
(i)	if to Parent or Merger Sub, to:

Retailco, LLC
12140 Wickchester Lane, Ste. 100
Houston, TX 77079
Attention: William Keith Maxwell III
Email: kmaxwell@viarenewables.com

with a required copy to (which copy shall not constitute notice):

Cokinos Young
1221 Lamar, 16th Floor
Houston, Texas 77010
Attention: Darrell Taylor
Email: dtaylor@cokinoslaw.com

(ii)	if to the Company, to:
Via Renewables, Inc.
12140 Wickchester Ln, Suite 100
Houston, Texas 77079
Attention: Mike Barajas
E-mail: mbarajas@viarenewables.com

with a required copy to (which copy shall not constitute notice):

Jones Walker LLP
201 St. Charles Avenue, Suite 5100
New Orleans, Louisiana 70170
Attention: Clinton H. Smith; Curtis R. Hearn; Thomas D. Kimball
Facsimile +1 (504) 589-8429
E-mail: csmith@joneswalker.com; chearn@joneswalker.com; tkimball@joneswalker.com
9.4 Rules of Construction.
(a) Each party acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is hereby expressly waived.
(b) The inclusion of any information in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such information is required to be listed in the Company Disclosure Letter or Parent Disclosure Letter, as

applicable, that such items are material to the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be, or that such items have resulted in a Company Material Adverse Effect or a Parent Material Adverse Effect. The headings, if any, of the individual sections of each of the Parent Disclosure Letter and Company Disclosure Letter are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of this Agreement. The Company Disclosure Letter and Parent Disclosure Letter are arranged in sections corresponding to the Sections of this Agreement merely for convenience, and the disclosure of an item in one section of the Company Disclosure Letter or Parent Disclosure Letter, as applicable, as an exception to a particular representation or warranty shall be deemed adequately disclosed as an exception with respect to all other representations or warranties to the extent that the relevance of such item to such representations or warranties is reasonably apparent from such item, notwithstanding the presence or absence of an appropriate section of the Company Disclosure Letter or Parent Disclosure Letter with respect to such other representations or warranties or an appropriate cross reference thereto.
(c) The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Company Disclosure Letter or Parent Disclosure Letter is to United States dollars (US$) and is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.
(d) All references in this Agreement to Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof” and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words “this Section,” “this subsection” and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word “including” (in its various forms) means “including, without limitation.” Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms. Unless the context otherwise requires, all references to a specific time shall refer to Houston, Texas time.
(e) In this Agreement, except as the context may otherwise require, references to: (i) any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof); (ii) any Governmental Entity include any successor to that Governmental Entity; (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other law include any successor to such section; and (iv) days mean calendar days.
9.5 Counterparts. This Agreement may be executed in two or more counterparts, including via facsimile or e-mail in “portable document format” (“.pdf”) form transmission, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.
9.6 Entire Agreement; Third Party Beneficiaries. This Agreement (together with any other documents and instruments executed pursuant hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except for the provisions of Article III (including, for the avoidance of doubt, the rights of the former holders of Company Class A Common Stock to receive the Merger Consideration) and Section 6.7 (which from and after the Effective Time are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and representatives), nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing, in the event of Parent’s or Merger Sub’s Willful and Material Breach or fraud, the Company’s stockholders, acting solely through the Company, shall be beneficiaries of this Agreement and shall be entitled to pursue any and all legally available remedies, including equitable relief, and to seek recovery of all losses, liabilities, damages, costs and expenses of every kind and nature, including reasonable attorneys’ fees; provided, however, that the rights granted pursuant to this sentence shall be enforceable only by the Company, on behalf of the Company stockholders, in the Company’s sole discretion, it being understood and agreed such rights shall attach to such shares of Company Stock and subsequently trade and transfer therewith and, consequently, any damages, settlements, or other amounts recovered or received by the Company with respect to such rights may, in the Company’s sole discretion, be distributed, in whole or in part, by the Company to the holders of shares of Company Class A Common Stock of record as of any date determined by the Company or retained by the Company for the use and benefit of the Company on behalf of its stockholders in any manner the Company deems fit.
9.7 Governing Law; Venue; Waiver of Jury Trial.
(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.
(b) THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH PROCEEDING IN THE MANNER PROVIDED IN SECTION 9.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.
(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS EXPECTED TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE

IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.7(c).
9.8 Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby. Upon such determination that any part hereof is null, void or unenforceable, or an order to take action or not to take action, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transaction be consummated as originally contemplated to the greatest extent possible.
9.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any purported assignment in violation of this Section 9.9 shall be void.
9.10 Affiliate Liability. Each of the following is herein referred to as a “Company Affiliate”: (a) any direct or indirect holder of equity interests or securities in the Company (whether limited or general partners, members, stockholders or otherwise) and (b) any director, officer, employee, representative or agent of (i) the Company or (ii) any Person who controls the Company. Except as expressly contemplated by the Support Agreement, no Company Affiliate shall have any liability or obligation to Parent or Merger Sub of any nature whatsoever in connection with or under this Agreement or the Transactions, and Parent and Merger Sub hereby waive and release all claims of any such liability and obligations.
9.11 Specific Performance. The parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. Prior to the termination of this Agreement pursuant to Section 8.1, it is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, including the right of a party to cause the other party to consummate the Transactions, in any court of competent jurisdiction, in each case in accordance with this Section 9.11, this being in addition to any other remedy to which they are entitled under the terms of this Agreement, at law or in equity. Each party accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement all in accordance with the terms of this Section 9.11. Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.11, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. If prior to the End Date any party brings any Proceedings to enforce specifically the performance of the terms and provisions hereof, the End Date shall automatically be extended by such time period established by the court presiding over such action or until such action is otherwise resolved.
9.12 Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote, by written agreement of the parties; provided, however, that (a) following receipt of the Requisite Company Vote, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company without such approval or any amendment that would reduce the amount or change the type of consideration into which each share of Company Class A Common Stock would be converted and (b) after the Effective Time, this Agreement may not be amended or supplemented in any respect.
9.13 Extension; Waiver. At any time prior to the Effective Time, the Company or Parent, as applicable, may, to the extent permitted by applicable Law, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party with any of the agreements or covenants contained herein or waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any extension, waiver or any consent under this Agreement shall be valid unless set forth in an instrument in writing signed on behalf of such party.
9.14 Company Special Committee Approval. Notwithstanding anything to the contrary herein and subject to the requirements of applicable Law, any amendment, consent, waiver or other determination to be made, or action to be taken, by the Company or the Company Board under or with respect to this Agreement shall be made or taken at the direction and upon the approval of, and only at the direction and upon the approval of the Company Special Committee. The Company Special Committee, and only the Company Special Committee, may pursue any action or litigation with respect to breaches of this Agreement on behalf of the Company.
[Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.
Retailco, LLC

By:	/s/ W. Keith Maxwell, III
Name:	W. Keith Maxwell, III
Title:	Chief Executive Officer and Sole Member of TxEx Energy Investments, LLC, which is the Sole Member of Retailco, LLC
NuRetailco LLC

By:	/s/ W. Keith Maxwell, III
Name:	W. Keith Maxwell, III
Title:	Chief Executive Officer and Sole Member of TxEx Energy Investments, LLC, which is the Sole Member of NuRetailco, LLC
Via Renewables, Inc.

By:	/s/ Mike Barajas
Name:	Mike Barajas
Title:	Chief Financial Officer

APPENDIX B
SUPPORT AGREEMENT
This SUPPORT AGREEMENT (this “Agreement”), dated as of December 29, 2023, is entered into by and among Retailco, LLC, a Texas limited liability company (“Parent”), and each undersigned stockholder (each, a “Subject Stockholder” and, collectively, the “Subject Stockholders” and, together with Parent, each a “Party” and collectively, the “Parties”) of Via Renewables, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement and Plan of Merger, dated as of December 29, 2023 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Parent, NuRetailco LLC, a Delaware limited liability company (“Merger Sub”) and the Company.
RECITALS
WHEREAS, as of the date of this Agreement, the Subject Stockholders are the record holders and/or beneficial owners (as such term is defined in Rule 13d-3 under the Exchange Act, which meaning shall apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used), and have full voting power of shares of Company stock (the “Shares”) in the amounts set forth on Schedule I attached to this Agreement;
WHEREAS, the Company, Parent and Merger Sub have entered into the Merger Agreement in the form attached hereto as Annex A, which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to the provisions of the DGCL and the Merger Agreement (capitalized terms used herein without definition shall have the meaning ascribed to those terms in the Merger Agreement);
WHEREAS, the Subject Stockholders acknowledge that, as a condition and material inducement to Parent and Merger Sub’s willingness to enter into the Merger Agreement, Parent has required that, concurrently with the execution and delivery of the Merger Agreement, the Subject Stockholders enter into this Agreement, agreeing to, among other things (1) vote all of the Subject Stockholder’s Subject Shares (as defined in Section 1.01 hereof) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, (2) not exchange their Holdco Units and shares of Company Class B Common Stock for shares of Company Class A Common Stock other than following the Closing; and (3) Transfer (as defined below) their Holdco Units and their Company Class B Common Stock to Parent simultaneously with the consummation of the Merger;
WHEREAS, Parent desires that the Subject Stockholders agree, and the Subject Stockholders are willing to agree, subject to the limitations herein, to (1) not Transfer any of their Shares (2) vote their Subject Shares (as defined in Section 1.01 hereof) (or cause their Subject Shares to be voted or otherwise execute and deliver written consents) in a manner so as to facilitate consummation of the Merger and the other transactions contemplated by the Merger Agreement; and (3) to undertake certain additional obligations pursuant to this Agreement;
WHEREAS, Parent and the Subject Stockholders desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth in this Agreement, the Parties agree as follows:
ARTICLE 1
VOTING AND TRANSFER OF SHARES
Section 1.01 Voting.
(a) The Subject Stockholders irrevocably and unconditionally agree, during the period beginning on the date of this Agreement and ending on the Expiration Date (as defined in Section 4.01 hereof) (the “Applicable Period”), at each meeting of the stockholders of the Company (a “Meeting”) and at each adjournment or postponement thereof, and in connection with each action or approval by consent in writing of the stockholders of the Company (a “Consent Solicitation”), which written consent shall be delivered promptly, and in any event within twenty four (24) hours, after the Company requests such delivery, to cause to be present in person or represented by proxy and to vote or cause to be voted (or express consent or dissent in writing, as applicable) that number of Shares set forth on Schedule I to this Agreement and any additional Shares that are hereafter held of record or beneficially owned by the Subject Stockholders (collectively, the “Subject Shares”) that are entitled to vote (or express consent or dissent in writing, as applicable), in each case, as follows:
(i)
in favor of any proposal for stockholders of the Company to adopt or approve the Merger Agreement (including by executing and delivering, and not revoking or attempting or purporting to revoke, any written consents) and approving any other matters necessary for consummation of the transactions contemplated by the Merger Agreement, including the Merger;

(ii)
in favor of any proposal to adjourn a Meeting at which there is a proposal for stockholders of the Company to adopt the Merger Agreement to a later date if there are not sufficient votes to adopt the proposals described in clause (i) above or if there are not sufficient Shares present in person or represented by proxy at such Meeting to constitute a quorum;

(iii)	against any proposal, offer or submission with respect to a Competing Transaction;
(iv)
against any proposal for any amendment or modification of the Company’s governing documents that would change the voting rights of any Shares or the number of votes required to approve any proposal, including the vote required to adopt the Merger Agreement; and

(v)
against any action, transaction, agreement or proposal that would, or would reasonably be expected to (A) result in a breach of any representation, warranty, covenant or any other obligation or agreement of the Company under the Merger Agreement or any agreement ancillary thereto or the Subject Stockholders under this Agreement or any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled on a timely basis, (B) prevent, delay or impair consummation of the Merger or dilute, in any material respect, the benefit of the Merger to Parent, or (C) facilitate any proposal, offer or submission with respect to a Competing Transaction or any agreement to enter into a Competing Transaction.

(b) Any vote required to be cast or consent or dissent in writing required to be expressed pursuant to this Section 1.01 shall be cast or expressed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or Consent Solicitation. For the avoidance of doubt, nothing contained herein requires the Subject Stockholders (or entitles any proxy of the Subject Stockholders) to convert, exercise or exchange any options, warrants or convertible securities in order to obtain any underlying Shares.
(c) The Subject Stockholders agree
(i)
not to enter into any commitment, agreement, understanding or similar arrangement with any Person to vote or give voting instructions or express consent or dissent in writing in any manner inconsistent with the terms of this Section 1.01;

(ii)	not to exchange their Holdco Units and shares of Company Class B Common Stock for shares of Company Class A Common Stock other than following the Closing; and
(iii)	to Transfer their Holdco Units and their Company Class B Common Stock to Parent simultaneously with the consummation of the Merger.
Section 1.02 No Transfers. During the Applicable Period, the Subject Stockholders agree not to, directly or indirectly, in one or more transactions, whether by merger, consolidation, division, operation of law, or otherwise (including by succession or otherwise by operation of applicable Law): (a) sell, convey, assign, transfer, exchange, pledge, hypothecate or otherwise encumber or dispose of any Subject Shares (or any right, title or interest therein) or any rights to acquire any securities or equity interests of the Company; (b) deposit any Subject Shares or any rights to acquire any securities or equity interests of the Company into a voting trust or enter into a voting agreement or any other arrangement with respect to any Subject Shares or any rights to acquire any securities or equity interests of the Company or grant or purport to grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement; (c) enter into any contract, option, call or other arrangement or undertaking, whether or not in writing, with respect to the direct or indirect sale, conveyance, assignment, transfer, exchange, pledge, hypothecation or other encumbrance or disposition, or limitation on the voting rights, of any Subject Shares (or any right, title or interest therein) or any rights to acquire any securities or equity interests of the Company; (d) otherwise grant, permit or suffer the creation of any Encumbrances (as defined in Section 2.04 hereof) on any Subject Shares, other than Permitted Encumbrances (as defined in Section 2.04 hereof); or (e) approve or commit or agree to take any of the foregoing actions (any action described in the immediately preceding sentence, a “Transfer”); provided, however, that the foregoing shall not prohibit Transfers (i) between the Subject Stockholders and any Affiliate of the Subject Stockholders, (ii) if any Subject Stockholder is an individual, to a trust for the benefit of such Subject Stockholder or to any member of such Subject Stockholder’s immediate family or a trust for the benefit of such immediate family member, or (iii) if any Subject Stockholder is an individual, by will, other testamentary document or under the laws of intestacy upon the death of such Subject Stockholder, in each case, so long as, prior to and as a condition to the effectiveness of any such Transfer, such Affiliate or transferee executes and delivers to Parent a joinder to this Agreement in the form attached hereto as Annex B. Any Transfer or action in violation of this Section 1.02 shall be void ab initio. If any involuntary Transfer of any of Subject Shares occurs, the transferee (and all transferees and subsequent transferees of such transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect during the Applicable Period.
Section 1.03 Stop Transfer. The Subject Stockholders shall not request that the Company register any transfer of any certificate or book-entry Share or other uncertificated interest representing any Subject Shares made in violation of the restrictions set forth in Section 1.02 during the Applicable Period and hereby authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Subject Shares, subject to the provisions hereof; provided, that any such stop transfer order will immediately be withdrawn and terminated by the Company following the termination of this Agreement.
Section 1.04 Waiver of Appraisal Rights. The Subject Stockholders hereby agree not to assert, exercise or perfect, directly or indirectly, and irrevocably and unconditionally waives, any appraisal rights (including under Section 262 of the DGCL) with respect to the Merger and any rights to dissent with respect to the Merger and any of the transactions contemplated thereby or in the Merger Agreement (collectively, “Appraisal Rights”).
Section 1.05 Public Announcements; Filings; Disclosures.
(a) The Subject Stockholders (and the Subject Stockholders’ controlled Affiliates) shall not issue any press release or make any other public announcement or public statement (a “Public Communication”) with respect to this Agreement, the Merger Agreement, or the transactions contemplated hereby or thereby, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except as required by applicable Law, in which case the Subject Stockholders shall use their reasonable best efforts to provide Parent and Parent’s legal counsel with a reasonable opportunity to review and comment on such Public Communication in advance of its issuance and shall give reasonable and good faith consideration to any such comments.
(b) The Subject Stockholders hereby consent to and authorize the Company and Parent to publish and disclose, in any Public Communication or in any disclosure required by the SEC, any Schedule 13E-3 filed with the SEC with respect to the Merger and the transactions contemplated thereby and in any Proxy Statement prepared by the Company and filed with the SEC relating to any special meeting (the “Company Stockholders Meeting”), the Subject Stockholders’ identity and ownership of Subject Shares and the Subject Stockholders’ obligations under this Agreement (the “Stockholder Information”), and consent to the filing of this Agreement to the extent required by applicable Law to be filed with the SEC or any regulatory authority relating to the Merger, and agree to cooperate with the Company and Parent in connection with such filings, including providing Stockholder Information reasonably requested by Parent.
Section 1.06 Non-Solicitation. Each Subject Stockholder acknowledges that it has read Section 6.2 of the Merger Agreement. In addition, each Subject Stockholder agrees that the restrictions imposed on the Company pursuant to Section 6.2 of the Merger Agreement shall be binding upon each Subject Stockholder mutatis mutandis and further agrees not to take (and agrees to cause its Affiliates and its and their Representatives not to take), directly or indirectly, any action that would violate Section 6.2(b), (c), or (d) of the Merger Agreement if such action were taken by the Company.

Section 1.07 No Agreement as Director or Officer. Each Subject Stockholder is entering into this Agreement solely in the Subject Stockholder’s capacity as record and/or beneficial owner of the Subject Shares and nothing herein is intended to or shall limit or affect any actions taken by the Subject Stockholder or any employee, officer, director (or person performing similar functions), partner or other Affiliate (including, for this purpose, any appointee or representative of the Subject Stockholder to the Company Board) of the Subject Stockholder, solely in his or her capacity as a director or officer of the Company (or a Subsidiary of the Company) or other fiduciary capacity.
Section 1.08 Acquisition of Additional Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Date, (a) any Subject Shares are issued to any Subject Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) any Subject Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) any Subject Stockholder acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Subject Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Subject Stockholder as of the date hereof.
Section 1.09 No Litigation. Each Subject Stockholder hereby agrees not to commence, maintain or participate in, or facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, suit, proceeding or cause of action, in law or in equity, in any court or before any Governmental Entity (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby (including any claim seeking to enjoin or delay the consummation of the Merger), (b) alleging a breach of any fiduciary duty of any Person or alleging that any Person aided or abetted any breach of any fiduciary duty of any Person in connection with this Agreement or the Merger Agreement or the transactions contemplated thereby or thereby, (c) seeking Appraisal Rights in connection with the Merger or (d) otherwise relating to the Merger Agreement, this Agreement or the Merger or other transactions contemplated hereby or thereby. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit any Subject Stockholder from enforcing the Subject Stockholder’s rights under this Agreement or the Subject Stockholder’s right to receive the Merger Consideration.
Section 1.10 Further Assurances. Each Subject Stockholder shall execute and deliver, or cause to be executed and delivered, such further certificates, instruments and other documents and to take such further actions Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Merger Agreement.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE SUBJECT STOCKHOLDERS
Each Subject Stockholder hereby represents and warrants to Parent as follows:
Section 2.01 Organization; Authorization. In the event any Subject Stockholder is an individual, such Subject Stockholder has full power, right and legal capacity to execute and deliver this Agreement, and to perform his or her obligations hereunder. In the event any Subject Stockholder is a legal entity, (a) such Subject Stockholder is a legal entity duly organized, validly existing and in good standing under the applicable Law of the Subject Stockholder’s jurisdiction of its organization, (b) such Subject Stockholder has all requisite corporate or similar power and authority and has taken all corporate or similar action necessary in order to execute and deliver this Agreement, to perform such Subject Stockholder’s obligations under this Agreement and consummate the transactions contemplated by this Agreement, and (c) no approval by any holder of such Subject Stockholder’s equity interests is necessary to approve this Agreement. This Agreement has been duly authorized, executed and delivered by each Subject Stockholder and, in the event any Subject Stockholder is an individual and is married and any of the Subject Stockholder’s Subject Shares constitute community property or spousal approval is otherwise required in order for this Agreement to be a valid and binding obligation of the Subject Stockholder, this Agreement has been duly authorized, executed and delivered by or on behalf of such Subject Stockholder’s spouse, and this Agreement constitutes a valid and binding agreement of such Subject Stockholder enforceable against the Subject Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 2.02 Governmental Filings; No Violations; Certain Contracts. The execution, delivery and performance by the Subject Stockholders of this Agreement and the consummation by the Subject Stockholders of the transactions contemplated hereby do not and will not (i) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to the Subject Stockholders, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity (except for such filings as may be required by the SEC), (iii) result in the creation of any encumbrance on any Shares (other than under this Agreement) or (iv) conflict with or result in a breach of or constitute a default under any provision of the Subject Stockholders’ governing documents or any agreement (including any voting agreement) to which the Subject Stockholders are a party.
Section 2.03 Litigation. As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of the Subject Stockholders perform their obligations under this Agreement or to consummate the transactions contemplated by this Agreement (a) there is no action, suit, demand, complaint, litigation, review, audit, hearing, arbitration, proceeding, investigation or similar dispute by or before any Governmental Entity or otherwise pending or, to the knowledge of the Subject Stockholders, threatened against the Subject Stockholders or any of their Affiliates and (b) neither the Subject Stockholders nor any of their Affiliates are a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity.
Section 2.04 Ownership of Subject Shares; Voting Power. Schedule I to this Agreement correctly sets forth the number of each Subject Stockholder’s Subject Shares as of the date of this Agreement and, other than such Subject Shares, as of the date of this Agreement, there are no Company securities (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Company securities) held of record or beneficially owned by the Subject Stockholders or in respect of which the Subject Stockholders have full voting power, other than the shares of Company Series A Preferred Stock held of record or beneficially owned by any Subject Stockholder. The Subject Stockholders have not made any Transfer of Subject Shares and the Subject Stockholders are the record holders and/or beneficial owners of all of their Subject Shares and have, and shall have throughout the Applicable Period, good and valid title to the Subject Shares, full voting power and power of disposition with respect to all such Subject Shares free and clear of any liens, security interests, claims, pledges, proxies, options, right of first refusals, voting restrictions, limitations on dispositions, voting trusts or agreements, options or any other encumbrances or restrictions on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”), except for any such Encumbrance that (a) may be imposed pursuant to (i) this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, (ii) any applicable restrictions on transfer under U.S. state or federal securities or “blue sky” applicable Laws or (iii) the Company’s governing documents or the terms of any customary custody or similar agreement applicable to Subject Shares held in brokerage accounts or (b) would not, individually or in the aggregate, reasonably be expected to prevent, delay or impair the ability of the Subject Stockholders perform their obligations under this Agreement or to consummate the transactions contemplated by this Agreement (“Permitted Encumbrances”). No Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Stockholder’s Subject Shares other than pursuant to the Merger Agreement or as set forth in the Company’s governing documents.
Section 2.05 Reliance. Each Subject Stockholder understands and acknowledges that Parent and Merger Sub are relying upon the Subject Stockholders’ execution, delivery and performance of this Agreement and upon the representations and warranties and covenants of the Subject Stockholder contained in this Agreement.
Section 2.06 Finder’s Fees. No agent, broker, investment banker, finder or other intermediary is or shall be entitled to any fee or commission or reimbursement of expenses from Parent, Merger Sub or the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Subject Stockholders.
Section 2.07 Proxy Statement; Schedule 13E-3. None of the information supplied or to be supplied by the Subject Stockholders for inclusion or incorporation by reference in any Proxy Statement, Schedule 13E-3, and any amendment or supplement thereto will, at the date of mailing to the stockholders of the Company, and at the time of the Company Stockholders Meeting and as of each applicable date of filing with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 2.08 Other Agreements. The Subject Stockholders have not taken or permitted any action that would or would reasonably be expected to (a) constitute or result in a breach hereof, (b) make any representation or warranty of any Subject Stockholder set forth herein untrue or inaccurate or (c) otherwise restrict, limit or interfere with the performance of this Agreement, the Merger Agreement or the transactions contemplated by this Agreement or the Merger Agreement.
Section 2.09 Subject Stockholder Has Adequate Information. Each Subject Stockholder acknowledges that it is a sophisticated investor with respect to the Subject Stockholder’s Subject Shares and has adequate information concerning the business and financial condition of the Company and Parent to make an informed decision regarding the transactions contemplated by this Agreement and has, independently and without reliance upon Parent, the Company or any Affiliate of Parent and the Company, and based on such information as the Subject Stockholder has deemed appropriate, made the Subject Stockholder’s own analysis and decision to enter into this Agreement. Each Subject Stockholder acknowledges that it has received and reviewed this Agreement and the Merger Agreement and has had the opportunity to seek independent legal advice prior to executing this Agreement.
Section 2.10 No Other Representations or Warranties. Except for the representations and warranties made by the Subject Stockholder in this Article 2, neither the Subject Stockholders nor any other Person makes any express or implied representation or warranty to Parent or the Company in connection with this Agreement or the transactions contemplated by this Agreement, and Parent expressly disclaims any such other representations or warranties.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PARENT
Parent represents and warrants to the Subject Stockholders as follows:
Section 3.01 Organization. Parent is a legal entity duly organized, validly existing and in good standing under the laws of the State of Delaware.
Section 3.02 Corporate Authority. Parent has all requisite corporate power and authority and has taken all corporate or similar action necessary in order to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
Section 3.03 No Other Representations or Warranties. Except for the representations and warranties made by Parent in this Article 3, neither Parent nor any other Person makes any express or implied representation or warranty to the Subject Stockholders in connection with this Agreement or the transactions contemplated by this Agreement, and the Subject Stockholders expressly disclaim reliance upon, and the Subject Stockholders acknowledge and agree that such Party expressly disclaims, any such other representations or warranties.
ARTICLE 4
GENERAL PROVISIONS
Section 4.01 Termination. This Agreement, including the voting agreements contemplated by this Agreement, shall automatically be terminated at the earliest to occur of: (a) the Effective Time; (b) the termination of the Merger Agreement pursuant to Article VIII thereof; or (c) the effective date of a written agreement duly executed and delivered by the Parties terminating this Agreement (the date and time at which the earlier of clause (a), (b), and (c) occurs being, the “Expiration Date”); provided, however, that in the case of any termination of this Agreement, Section 1.04, Section 1.05, Section 4.08, and Section 4.09 of this Agreement shall survive such termination. Nothing set forth in this Section 4.01 or elsewhere in this Agreement shall relieve any Party of any liability or damages to any other Party for any breach of this Agreement by such Party prior to such termination or fraud in connection with, arising out of or otherwise related to the representations and warranties set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement.
Section 4.02 Notices. All notices and other communications between the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the

United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (or otherwise as of the immediately following Business Day), addressed as follows:
If to Parent:

Retailco, LLC
12140 Wickchester Lane, Ste. 100
Houston, TX 77079
Attention: William Keith Maxwell III
Email: kmaxwell@viarenewables.com

If to the Subject Stockholders, to each Subject Stockholder’s address set forth on a signature page hereto.
Section 4.03 Expenses. Except as otherwise provided herein or in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Merger is consummated.
Section 4.04 Counterparts; Electronic Delivery. This Agreement and each other document executed in connection with the transactions contemplated hereby, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Delivery by electronic transmission to counsel for the other Party of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence.
Section 4.05 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the annexes hereto (a) constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties and any of their respective Affiliates with respect to the transactions contemplated hereby; and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement). No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the Parties except as expressly set forth or referenced in this Agreement and the Merger Agreement.
Section 4.06 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to modify this Agreement to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
Section 4.07 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.07 shall not be required to provide any bond or other security in connection with any such injunction.
Section 4.08 Governing Law. This Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.
Section 4.09 Consent to Jurisdiction; WAIVER OF TRIAL BY JURY. Each of the Parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court in the State of Delaware or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal courts of the United States of America sitting in the State of Delaware) in connection with any matter based upon or arising out of this Agreement or the transactions contemplated hereby, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and manner of service of process. Each Party hereto hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein. Each of the Parties hereto (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 4.09. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 4.10 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. Subject to the first sentence of this Section 4.10, this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
Section 4.11 Amendment. This Agreement may be amended by the Parties at any time only by execution of an instrument in writing signed on behalf of each of the Parties.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.
PARENT:

Retailco, LLC a Texas limited liability company

By:	/s/ W. Keith Maxwell
W. Keith Maxwell
Chief Executive Officer

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.
SUBJECT STOCKHOLDERS:

TXEX ENERGY INVESTMENTS, LLC, a Texas limited liability company

By:	/s/ W. Keith Maxwell
W. Keith Maxwell
Chief Executive Officer 12140 Wickchester Lane, Ste. 100 Houston, TX 77079
ELECTRIC HOLDCO, LLC, a Texas limited liability company

By:	/s/ W. Keith Maxwell
W. Keith Maxwell
Chief Executive Officer 12140 Wickchester Lane, Ste. 100 Houston, TX 77079
RETAILCO, LLC, a Texas limited liability company

By:	/s/ W. Keith Maxwell
W. Keith Maxwell
Chief Executive Officer 12140 Wickchester Lane, Ste. 100 Houston, TX 77079
NUDEVCO RETAIL HOLDINGS, LLC, a Texas limited liability company

By:	/s/ W. Keith Maxwell
W. Keith Maxwell
Chief Executive Officer 12140 Wickchester Lane, Ste. 100 Houston, TX 77079
NUDEVCO RETAIL, LLC, a Texas limited liability company

By:	/s/ W. Keith Maxwell
W. Keith Maxwell
Chief Executive Officer 12140 Wickchester Lane, Ste. 100 Houston, TX 77079
/s/ W. Keith Maxwell
W. KEITH MAXWELL
12140 Wickchester Lane, Ste. 100 Houston, TX 77079

SCHEDULE I
Subject Stockholder	Series	Shares Owned Beneficially	Shares Held of Record	Shares Over Which the Subject Stockholder has Full Voting Power
William Keith Maxwell III	Class A	748,748	—	748,748
Retailco, LLC	Class B	—	3,945,000	3,945,000
NuDevco Retail, LLC	Class B	—	55,000	55,000
William Keith Maxwell III	Series A Preferred	7,000	—	7,000

ANNEX A

MERGER AGREEMENT

(see Appendix A to this Proxy Statement)

ANNEX B

FORM OF JOINDER
This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Support Agreement dated as of      , 2023 (as amended, supplemented or otherwise modified from time to time, the “Support Agreement”) by and between Parent and the Subject Stockholders that are party thereto. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Support Agreement.
The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to, and a “Subject Stockholder” under, the Support Agreement as of the date hereof and shall have all of the rights and obligations of a Subject Stockholder as if it had executed the Support Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Support Agreement.
IN WITNESS WHEREOF, the undersigned has duly executed this Joinder Agreement as of the date written below.
Dated:      , 202
By:
Name:
Title:
Address for Notices:

With copies to:

APPENDIX C
OPINION OF B. RILEY SECURITIES, INC.

(see attached)

[LETTERHEAD OF B. RILEY SECURITIES, INC.]
December 29, 2023
Via Renewables, Inc.
12140 Wickchester Ln, Suite 100
Houston, Texas 77079
Attn: Special Committee of the Board of Directors

Dear Special Committee of the Board of Directors:
We understand that Via Renewables, Inc. (the “Company”) is considering entering into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Retailco, LLC (“Parent”), NuRetailco LLC, a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, and with each outstanding share of Class A common stock, par value $0.01 per share (“Company Class A Common Stock”), of the Company (other than as described in the Merger Agreement) being converted into the right to receive 11.00 in cash (the per share cash consideration being referred to as the “Merger Consideration”) in accordance with the terms of the Merger Agreement.
You have requested our opinion (this “Opinion”) with respect to the fairness, from a financial point of view, to the holders of Company Class A Common Stock, other than holders of Excluded Shares or Insider Shares (each as defined below), of the Merger Consideration to be received by such holders (other than holders of Excluded Shares or Insider Shares) in the Merger pursuant to the Merger Agreement.
For purposes of this Opinion, (a) “Company Class B Common Stock” refers to Class B common stock, par value $0.01 per share, of the Company, (b) “Company Common Stock” refers to the Company Class A Common Stock and the Company Class B Common Stock, (c) “Excluded Shares” means, collectively, shares of Company Common Stock (i) held by the Company or any subsidiary of the Company or (ii) held or beneficially owned by William Keith Maxwell, III or any person or entity controlled by William Keith Maxwell, III, including, without limitation, Parent, Merger Sub and NuDevco Retail, LLC, and (d) “Insider Shares” means shares of Company Common Stock held or beneficially owned by any (i) member of the board of directors (the “Board”) of the Company, (ii) any officer of the Company and (iii) any immediate family members of any of the foregoing individuals.
In rendering this Opinion, we have, among other things:
•	Reviewed the terms of a draft, dated December 28, 2023, of the Merger Agreement;
•	Reviewed certain publicly available business and financial information related to the Company;
•
Reviewed certain other information relating to the Company concerning its business, financial condition and operations, made available to us by the Company, including forecasts of the future financial performance of the Company prepared and furnished to us by Company management (the “Projections”);

•	Held discussions with members of senior management of the Company concerning the Merger and the business, financial condition, and strategic objectives of the Company;
•	Reviewed certain publicly available financial data, stock market performance data and trading multiples of companies we deemed similar to the Company in one or more respects;
•	Reviewed the publicly available financial terms of certain other business combinations that we deemed relevant; and
•	Performed such other financial studies, analyses and investigations, and considered such other matters, as we deemed necessary or appropriate for purposes of rendering this Opinion.
In preparing this Opinion, at your direction, we have relied, without assuming responsibility or liability for independent verification, upon the accuracy and completeness of all financial and other information available from public sources and all other information provided to us or otherwise discussed with or reviewed by us.

Company Management has advised us, and at your direction we have assumed, that (i) rules recently adopted by the Federal Communications Commission pursuant to Federal Communications Commission (FCC 23-107): In the Matter of Targeting and Eliminating Unlawful Text Messages, CG Docket No. 21-402; Rules and Regulations Implementing the Telephone Consumer Protection Act of 1991, CG Docket No. 02-278; Advanced Methods to Target and Eliminate Unlawful Robocalls, CG Docket No. 17-59, Second Report and Order, Second Further Notice of Proposed Rulemaking, and Waiver Order (December 13, 2023) (the “Applicable FCC Rules”) could have an adverse impact on the Company’s financial performance, (ii) the Projections do not take into account the Applicable FCC Rules; and (iii) projections reflecting Company Management's best estimates with respect to the future financial performance of the Company under the Applicable FCC Rules are not available.
In addition, Company management has advised us and, at your direction, we have assumed that the Projections have been reasonably prepared in good faith and represent Company management’s best currently available estimates and judgments with respect to the future financial performance of the Company without taking into account any impact of the Applicable FCC Rules. We have assumed no responsibility for and express no view or opinion as to such Projections or the assumptions on which they are based. At your direction, we have used and relied upon such Projections for purposes of our analyses and this Opinion and assumed that such Projections provide a reasonable basis upon which to evaluate the Company and the proposed Merger. We have also assumed that there have been no changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements and other information, financial or otherwise, made available to us that would be material to our analyses or this Opinion, and that there is no information or any facts or developments that would make any of the information reviewed by us inaccurate, incomplete or misleading.
We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification, and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of the Company, nor have we evaluated the solvency of the Company under any state or federal laws. We have undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities to which the Company is a party or may be subject and our Opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.
We also have assumed, with your consent, that (i) in the course of obtaining any regulatory or third party consents or approvals in connection with the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger; (ii) the representations and warranties made by the parties in the Merger Agreement are accurate and complete in all respects; (iii) each party to the Merger Agreement will perform all of its covenants and obligations thereunder; and (iv) the Merger will be consummated in accordance with the terms of the Merger Agreement, without waiver, modification or amendment of any term, condition or provision thereof. We have also assumed that the Merger Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses and this Opinion. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessments of the special committee (the “Committee”) of the Board, the Company and their respective legal, tax and regulatory advisors with respect to such matters.
This Opinion is limited to the fairness, from a financial point of view, to the holders of Company Class A Common Stock (in their capacity as holders of Company Class A Common Stock), other than holders of Excluded Shares or Insider Shares, of the Merger Consideration to be received by such holders (other than holders of Excluded Shares or Insider Shares) in the Merger pursuant to the Merger Agreement, and we express no view or opinion as to (i) the fairness of the Merger to the holders of any other class of securities, creditors or other constituencies of the Company or (ii) the treatment of, shares of Class B Common Stock or shares of 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock of the Company, whether relative to the treatment of the Company Class A Common Stock or otherwise. This Opinion does not address any other aspect or implication of the Merger, the Merger Agreement, or any other agreement or understanding entered into in connection with the Merger or otherwise, including, without limitation, the support agreement to be entered into by certain stockholders of the Company. We also express no view or opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration or otherwise. We express no view or opinion as to the prices or range of prices at which Company Common Stock may trade at any time. Furthermore, we are not expressing any opinion as to the impact of the Merger on the solvency or viability of the Company or Parent, or the ability of the Company or Parent to pay its obligations when they become due.
This Opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. Although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm this Opinion.
We have acted as financial advisor to the Committee in connection with the Merger and will receive a fee for such services, a significant portion of which is payable upon the consummation of the Merger. We will also receive a fee for rendering this Opinion, which is not contingent upon the conclusion set forth in this Opinion or the successful completion of the Merger. In addition, the Company has agreed to indemnify us and certain related parties for certain liabilities arising out of or related to our engagement and to reimburse us for certain expenses incurred in connection with our engagement.
We are a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent and their respective affiliates. We and our affiliates may in the future provide investment banking and other financial services to the Company, Parent and their respective affiliates, for which we and our affiliates would expect to receive compensation. We have adopted policies and procedures designed to preserve the independence of our research and credit analysts whose views may differ from those of the members of the team of investment banking professionals that are advising the Company.
This Opinion is for the information of the Committee (in its capacity as such) in connection with its consideration of the proposed Merger. This Opinion does not constitute a recommendation to the Committee, the Board, the Company, any security holder of the Company or any other person as to how to act or vote on any matter relating to the Merger or otherwise. This Opinion does not address the relative merits of the Merger as compared to alternative transactions or strategies that might be available to the Company or any other party to the Merger, nor does it address the underlying business decision of the Committee, the Board, the Company or any other party to effect the Merger. The issuance of this Opinion was approved by an authorized internal committee of B. Riley Securities, Inc.
Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Company Class A Common Stock, other than holders of Excluded Shares or Insider Shares, in the Merger pursuant to the Merger Agreement is fair to such holders (other than holders of Excluded Shares or Insider Shares) from a financial point of view.
Very truly yours,
/s/ B. Riley Securities

APPENDIX D

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

§ 262. Appraisal rights.
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

APPENDIX E

PROSPECTIVE FINANCIAL INFORMATION (THE “PROJECTIONS”)

Preliminary Projections
Adjusted EBITDA Reconciliation	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Net Income	$(27,567)	$10,726	$10,069	$9,932	$(806)	$9,959	$6,422	$9,628	$1,963	$7,636	$3,487	$4,805	$2,033	$2,400	$5,166	$4,359	$3,749	$5,154	$4,366	$4,078	$4,573	$4,857	$5,367	$6,501
Add:
Depreciation and Amortization	$1,153	$1,151	$1,032	$777	$624	$594	$588	$604	$624	$637	$1,142	$1,182	$1,209	$1,231	$1,260	$1,286	$1,281	$1,011	$1,032	$1,046	$1,069	$1,089	$1,106	$1,130
Interest Expense	$940	$881	$876	$820	$821	$807	$763	$755	$715	$710	$581	$564	$552	$583	$574	$574	$542	$542	$529	$529	$529	$529	$519	$497
Income Tax Expense	$—	$—	$(1,996)	$—	$—	$5,240	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
EBITDA	$(25,473)	$12,758	$9,981	$11,529	$638	$16,600	$7,773	$10,988	$3,301	$8,983	$5,210	$6,551	$3,795	$4,214	$7,000	$6,219	$5,572	$6,706	$5,927	$5,653	$6,171	$6,475	$6,992	$8,128
Less:
Net gains (losses) on Derivative Instruments	$(39,129)	$(749)	$(2,891)	$138	$(6,394)	$5,589	$(4,974)	$3,008	$(5,026)	$(815)
Net cash settlements on Derivative Instruments	$7,732	$6,588	$5,818	$5,336	$5,288	$5,906	$4,389	$5,768	$4,942	$4,676
Customer Acquisition Costs	$312	$580	$881	$565	$497	$428	$418	$613	$666	$755	$1,236	$1,236	$1,046	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042
Add:
Non-Cash Compensation Expense	$279	$202	$204	$213	$226	$160	$170	$170	$160	$161
Non-Recurring Items	$—	$—	$—	$—	$—	$—		$—	$—	$—
Adjusted EBITDA	$5,891	$6,542	$6,377	$5,702	$1,474	$4,837	$8,110	$1,768	$2,879	$4,529	$3,973	$5,315	$2,749	$3,172	$5,959	$5,177	$4,530	$5,665	$4,886	$4,612	$5,130	$5,434	$5,950	$7,086
Adjusted EBITDA Reconciliation	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Net Income	$4,107	$3,537	$6,431	$6,095	$5,460	$6,516	$5,970	$5,365	$5,018	$5,463	$5,449	$8,519	$5,861	$4,814	$8,085	$6,905	$6,112	$6,920	$6,407	$6,026	$5,539	$6,303	$6,326	$9,815
Add:
Depreciation and Amortization	$1,165	$1,174	$1,183	$1,207	$1,234	$1,264	$1,294	$1,317	$1,337	$1,333	$1,308	$1,305	$1,309	$1,314	$1,318	$1,323	$1,327	$1,332	$1,336	$1,341	$1,345	$1,350	$1,354	$1,359
Interest Expense	$507	$507	$507	$507	$497	$497	$507	$507	$507	$507	$497	$497	$507	$507	$507	$507	$497	$497	$507	$507	$507	$507	$497	$497
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
EBITDA	$5,779	$5,218	$8,121	$7,809	$7,191	$8,277	$7,772	$7,189	$6,862	$7,302	$7,254	$10,320	$7,677	$6,635	$9,910	$8,734	$7,937	$8,749	$8,250	$7,874	$7,391	$8,159	$8,178	$11,671

Adjusted EBITDA Reconciliation	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Less:
Net gains (losses) on Derivative Instruments
Net cash settlements on Derivative Instruments
Customer Acquisition Costs	$1,254	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,254	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$ 1,250	$1,250	$1,250	$1,250
Add:
Non-Cash Compensation Expense
Non-Recurring Items
Adjusted EBITDA	$4,526	$3,968	$6,871	$6,559	$5,941	$7,027	$6,522	$5,939	$5,612	$6,052	$6,004	$9,071	$6,423	$5,385	$8,660	$7,484	$6,687	$7,499	$7,000	$6,624	$6,141	$6,909	$6,928	$10,421
Income Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Total Revenues	$47,751	$42,199	$41,902	$30,532	$26,949	$33,918	$39,614	$38,264	$32,360	$29,975	$35,553	$46,194	$50,959	$43,731	$38,958	$31,458	$31,250	$34,578	$40,955	$39,217	$32,687	$31,421	$36,328	$49,565.96993
Retail Cost of Revenues	$67,350	$24,329	$25,761	$13,577	$20,768	$11,582	$26,311	$21,921	$22,817	$15,813	$25,163	$34,081	$41,526	$34,222	$26,678	$19,988	$20,337	$22,761	$29,601	$28,389	$21,118	$19,757	$24,184	$35,777
General & Administrative Expense	$5,874	$5,134	$6,217	$5,428	$5,539	$5,746	$5,531	$5,355	$6,250	$5,179	$5,180	$5,561	$5,639	$5,295	$5,279	$5,251	$5,341	$5,110	$5,426	$5,174	$5,398	$5,189	$5,152	$5,661
Depreciation & Amortization Expense	$1,153	$1,151	$1,032	$777	$624	$594	$588	$604	$624	$637	$1,142	$1,182	$1,209	$1,231	$1,260	$1,286	$1,281	$1,011	$1,032	$1,046	$1,069	$1,089	$1,106	$1,130
Operating Income	$(26,627)	$11,585	$8,892	$10,751	$18	$15,997	$7,185	$10,384	$2,669	$8,347	$4,068	$5,369	$2,585	$2,983	$5,740	$4,933	$4,291	$5,695	$4,896	$4,607	$5,103	$5,387	$5,886	$6,998
Interest Expense	$940	$881	$876	$820	$821	$807	$763	$755	$715	$710	$581	$564	$552	$583	$574	$574	$542	$542	$529	$529	$529	$529	$519	$497
Interest and Other Income	$0	$22	$57	$1	$(4)	$9	$0	$(0)	$9	$(0)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Income Before Income Tax Expense	$(27,567)	$10,726	$8,074	$9,932	$(806)	$15,199	$6,422	$9,628	$1,963	$7,636	$3,487	$4,805	$2,033	$2,400	$5,166	$4,359	$3,749	$5,154	$4,366	$4,078	$4,573	$4,857	$5,367	$6,501
Income Tax Expense	$—	$—	$(1,996)			$5,240
Net Income	$(27,567)	$10,726	$10,069	$9,932	$(806)	$9,959	$6,422	$9,628	$1,963	$7,636	$3,487	$4,805	$2,033	$2,400	$5,166	$4,359	$3,749	$5,154	$4,366	$4,078	$4,573	$4,857	$5,367	$6,501
Income Tax Expense - SEI and Distribution	$311	$323	$328	$337	$350	$356	$366	$375	$389	$405	$449	$528	$567	$561	$560	$560	$569	$572	$575	$578	$582	$585	$590	$610
Preferred Dividend Taxes	$1,143	$—	$—	$1,224	$—	$—	$1,270	$—	$—	$1,303	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—
Preferred Dividends	$2,376	$—	$—	$2,544	$—	$—	$2,640	$—	$—	$2,709	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—
Net Income After Taxes	$(31,397)	$10,404	$9,741	$5,828	$(1,156)	$9,603	$2,147	$9,253	$1,574	$3,220	$3,038	$4,276	$(2,574)	$1,839	$4,605	$(241)	$3,179	$4,582	$(249)	$3,500	$3,992	$233	$4,777	$5,891
EPS - Diluted (assumes full conversion)	$(0.88)	$0.29	$0.27	$0.16	$(0.03)	$0.26	$0.06	$0.26	$0.04	$0.09	$0.08	$0.12	$(0.07)	$0.05	$0.13	$(0.01)	$0.09	$0.12	$(0.01)	$0.10	$0.11	$0.01	$0.13	$0.16

Income Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Total Revenues	$55,646	$48,638	$42,377	$34,202	$33,896	$37,429	$44,199	$41,960	$34,794	$33,673	$39,631	$54,234	$61,181	$53,240	$46,084	$36,626	$35,814	$39,585	$46,750	$44,136	$36,319	$35,341	$41,927	$57,699
Retail Cost of Revenues	$44,190	$38,125	$28,911	$21,052	$21,348	$23,877	$30,885	$29,561	$22,358	$21,123	$26,331	$38,112	$47,821	$41,205	$30,653	$22,471	$22,509	$25,418	$32,905	$31,010	$23,325	$22,229	$27,834	$40,456
General & Administrative Expense	$5,677	$5,295	$5,345	$5,341	$5,357	$5,274	$5,542	$5,211	$5,574	$5,248	$6,046	$5,802	$5,683	$5,399	$5,520	$5,421	$5,368	$5,419	$5,595	$5,252	$5,604	$4,952	$5,916	$5,573
Depreciation & Amortization Expense	$1,165	$1,174	$1,183	$1,207	$1,234	$1,264	$1,294	$1,317	$1,337	$1,333	$1,308	$1,305	$1,309	$1,314	$1,318	$1,323	$1,327	$1,332	$1,336	$1,341	$1,345	$1,350	$1,354	$1,359
Operating Income	$4,614	$4,044	$6,938	$6,602	$5,956	$7,013	$6,477	$5,872	$5,525	$5,970	$5,946	$9,016	$6,368	$5,321	$8,592	$7,411	$6,609	$7,417	$6,914	$6,533	$6,045	$6,809	$6,823	$10,312
Interest Expense	$507	$507	$507	$507	$497	$497	$507	$507	$507	$507	$497	$497	$507	$507	$507	$507	$497	$497	$507	$507	$507	$507	$497	$497
Interest and Other Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Income Before Income Tax Expense	$4,107	$3,537	$6,431	$6,095	$5,460	$6,516	$5,970	$5,365	$5,018	$5,463	$5,449	$8,519	$5,861	$4,814	$8,085	$6,905	$6,112	$6,920	$6,407	$6,026	$5,539	$6,303	$6,326	$9,815
Income Tax Expense
Net Income	$4,107	$3,537	$6,431	$6,095	$5,460	$6,516	$5,970	$5,365	$5,018	$5,463	$5,449	$8,519	$5,861	$4,814	$8,085	$6,905	$6,112	$6,920	$6,407	$6,026	$5,539	$6,303	$6,326	$9,815
Income Tax Expense - SEI and Distribution	$995	$995	$995	$995	$996	$997	$996	$996	$996	$995	$997	$999	$1,352	$1,352	$1,352	$1,352	$1,353	$1,354	$1,353	$1,353	$1,353	$1,352	$1,354	$1,357
Preferred Dividend Taxes	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—
Preferred Dividends	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—
Net Income After Taxes	$(927)	$2,542	$5,437	$1,061	$4,464	$5,520	$934	$4,369	$4,023	$428	$4,452	$7,519	$469	$3,462	$6,733	$1,513	$4,759	$5,567	$1,014	$4,673	$4,186	$910	$4,972	$8,458
EPS - Diluted (assumes full conversion)	$(0.03)	$0.07	$0.15	$0.03	$0.12	$0.15	$0.03	$0.12	$0.11	$0.01	$0.12	$0.20	$0.01	$0.09	$0.18	$0.04	$0.13	$0.15	$0.03	$0.13	$0.11	$0.02	$0.14	$0.23
Balance Sheet	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Cash and Cash Equivalents	$ 23,582	$35,762	$45,162	$51,227	$56,409	$47,059	$46,131	$36,522	$45,137	$47,397	$38,192	$30,997	$35,465	$36,738	$50,626	$55,734	$61,281	$55,192	$51,955	$53,797	$64,113	$71,819	$70,738	$69,948
Restricted Cash	$1,693	$693	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accounts Receivable	$79,505	$76,311	$65,309	$55,270	$45,363	$47,880	$56,442	$54,986	$51,275	$42,975	$48,476	$61,686	$70,778	$68,704	$59,366	$48,807	$44,421	$48,952	$55,662	$55,464	$49,230	$44,534	$50,701	$64,854
Accounts Receivable - Affiliates	$7,045	$5,798	$5,856	$5,753	$4,149	$5,227	$5,117	$5,040	$4,569	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296
Inventory	$3,037	$1,549	$556	$925	$1,515	$1,923	$2,214	$2,803	$3,027	$3,396	$6,822	$5,152	$3,241	$1,187	$—	$1,071	$2,138	$3,244	$4,378	$5,501	$6,583	$7,738	$6,822	$5,152
Fair Value of Derivative Assets	$902	$115	$43	$86	$84	$421	$295	$329	$166	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334
Customer Acquisition Costs	$3,649	$3,898	$4,283	$4,444	$4,535	$4,629	$4,683	$4,975	$5,005	$5,151	$7,698	$8,349	$8,781	$9,186	$9,562	$9,911	$10,234	$10,537	$10,819	$11,085	$11,328	$11,550	$11,755	$11,935
Customer Relationships	$1,871	$1,221	$704	$432	$363	$350	$346	$342	$342	$342	$201	$(137)	$(475)	$(813)	$(1,151)	$(1,488)	$(1,797)	$(1,815)	$(1,833)	$(1,851)	$(1,869)	$(1,888)	$(1,906)	$(1,924)
Prepaid Assets	$1,855	$1,433	$3,225	$2,950	$2,655	$2,416	$2,201	$2,455	$2,270	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839
Deposits	$19,195	$21,642	$14,099	$13,221	$12,759	$8,105	$9,781	$10,041	$8,230	$9,527	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501
Current Deferred Tax Asset	$—	$—	$—	$—	$—	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Renewable Energy Credit Asset	$26,969	$25,897	$24,877	$27,920	$29,523	$21,682	$22,551	$23,087	$24,871	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755
Other Current Assets	$5,398	$5,463	$5,570	$5,191	$5,189	$5,627	$5,456	$5,007	$5,255	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690

Balance Sheet	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Total Current Assets	$174,702	$179,782	$169,685	$167,419	$162,544	$145,319	$155,218	$145,586	$150,147	$147,703	$149,804	$154,462	$166,204	$163,418	$166,818	$162,450	$164,692	$164,525	$169,396	$172,411	$177,800	$182,169	$186,527	$198,381

Property, Plant, and Equipment	$4,665	$4,640	$4,686	$4,736	$4,765	$4,723	$4,672	$4,766	$4,758	$4,729	$4,721	$4,713	$4,705	$4,698	$4,692	$4,686	$4,681	$4,677	$4,674	$4,671	$4,669	$4,667	$4,667	$4,667
Joint Venture Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fair Value of Derivative Assets	$96	$1	$—	$—	$—	$198	$99	$0	$—	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24
Customer Acquisition Costs	$1,575	$1,594	$1,756	$1,793	$1,807	$1,730	$1,669	$1,552	$1,729	$1,857	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Relationships	$453	$424	$396	$367	$339	$310	$282	$253	$225	$196	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Asset	$22,115	$20,437	$20,437	$23,181	$23,181	$19,063	$19,063	$19,063	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100
Goodwill	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343
Other Long-Term Assets	$3,615	$3,508	$3,402	$3,296	$3,201	$3,097	$2,990	$2,887	$2,775	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668
Total Assets	$327,562	$330,729	$320,705	$321,135	$316,180	$294,783	$304,336	$294,451	$297,077	$294,620	$294,661	$299,310	$311,044	$308,251	$311,645	$307,271	$309,509	$309,338	$314,205	$317,217	$322,605	$326,971	$331,329	$343,183

Accounts Payable	$41,729	$32,417	$28,139	$23,942	$20,882	$24,487	$26,666	$24,076	$22,548	$19,823	$20,455	$24,919	$27,543	$24,692	$22,937	$19,232	$17,631	$17,538	$17,723	$16,909	$17,500	$17,218	$21,246	$26,090
Accounts Payable - Affiliates	$864	$541	$373	$614	$545	$833	$1,160	$943	$1,062	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079
Accrued Liabilities	$7,286	$7,724	$7,977	$7,402	$5,405	$7,870	$8,155	$8,263	$10,413	$11,117	$11,119	$11,500	$11,577	$11,234	$11,218	$11,190	$11,280	$11,048	$11,365	$11,112	$11,336	$11,127	$11,090	$11,599
Renewable Energy Credit Liability	$14,778	$15,703	$17,107	$17,948	$18,830	$10,535	$12,227	$12,265	$13,173	$12,841	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761
Fair Value of Derivative Liabilities	$45,847	$38,917	$37,319	$32,284	$33,874	$21,121	$24,259	$15,586	$13,497	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861
Senior Credit Facility - Working Capital	$98,000	$107,000	$111,000	$111,000	$110,000	$105,000	$108,000	$100,000	$105,000	$100,000	$97,000	$92,000	$99,000	$97,000	$97,000	$92,000	$92,000	$87,000	$87,000	$87,000	$87,000	$87,000	$82,000	$82,000
Senior Credit Facility - Acquisition/Bridge Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Seller Finance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current Deferred Tax Liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Current Liabilities	$215	$119	$82	$—	$—	$64	$65	$59	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58
Total Current Liabilities	$208,718	$202,421	$201,998	$193,190	$189,536	$169,910	$180,531	$161,193	$165,752	$158,779	$155,332	$155,177	$164,878	$159,685	$157,913	$149,180	$147,670	$142,345	$142,846	$141,780	$142,594	$142,104	$141,095	$146,448

Fair Value of Derivative Liabilities	$5,813	$6,023	$4,621	$4,224	$3,738	$2,429	$2,415	$2,077	$1,451	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877
Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Credit Facility - Acquisition Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Balance Sheet	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde and other Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Non-current deferred tax liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Sub-Debt	$25,000	$25,000	$15,000	$15,000	$15,000	$5,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Long-Term Liabilities	$18	$18	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Total Liabilities	$239,549	$233,461	$221,618	$212,414	$208,275	$177,339	$182,946	$163,269	$167,203	$159,656	$156,209	$156,054	$165,755	$160,562	$158,791	$150,058	$148,547	$143,222	$143,723	$142,657	$143,472	$142,981	$141,972	$147,325

Member’s Equity	$2,539	$11,793	$13,612	$23,151	$22,335	$31,873	$35,750	$45,542	$44,235	$49,305	$52,792	$57,597	$59,630	$62,030	$67,196	$71,555	$75,303	$80,457	$84,823	$88,901	$93,474	$98,332	$103,698	$110,199
Preferred Stock	$87,880	$87,880	$87,880	$87,976	$87,976	$87,976	$88,045	$88,045	$88,045	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065
Treasury Shares	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)
Equity Adjustments	$—	$—	$—	$—	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Equity	$88,013	$97,268	$99,086	$108,721	$107,905	$117,444	$121,390	$131,182	$129,875	$134,964	$138,451	$143,256	$145,289	$147,689	$152,855	$157,213	$160,962	$166,116	$170,482	$174,560	$179,133	$183,990	$189,357	$195,858

Total Liabilities and Stockholders’ Equity	$327,562	$330,729	$320,705	$321,135	$316,180	$294,783	$304,336	$294,451	$297,077	$294,620	$294,661	$299,310	$311,044	$308,251	$311,645	$307,271	$309,509	$309,338	$314,205	$317,217	$322,605	$326,971	$331,329	$343,183
Balance Sheet	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Cash and Cash Equivalents	$65,869	$71,980	$89,216	$104,020	$112,116	$117,039	$115,802	$122,838	$138,543	$150,478	$154,727	$155,455	$128,596	$135,887	$155,947	$170,701	$180,547	$186,392	$185,186	$193,126	$210,889	$222,270	$228,484	$230,413
Restricted Cash	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accounts Receivable	$76,690	$74,629	$63,017	$51,352	$48,259	$51,448	$58,664	$59,535	$50,706	$46,214	$55,159	$69,235	$84,255	$81,867	$67,760	$55,321	$51,955	$54,650	$62,077	$62,754	$53,083	$49,046	$57,485	$73,599
Accounts Receivable - Affiliates	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296	$4,296
Inventory	$3,241	$1,187	$(831)	$(2,549)	$(4,340)	$(6,206)	$(8,122)	$(10,012)	$(11,828)	$(13,773)	$(16,024)	$(18,780)	$3,241	$1,187	$(831)	$(2,549)	$(4,340)	$(6,206)	$(8,122)	$(10,012)	$(11,828)	$(13,773)	$(16,024)	$(18,780)
Fair Value of Derivative Assets	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334	$1,334
Customer Acquisition Costs	$12,287	$12,608	$12,913	$13,190	$13,435	$13,646	$13,823	$13,973	$14,098	$14,224	$14,369	$14,514	$14,655	$14,783	$14,902	$15,012	$15,114	$15,207	$15,291	$15,367	$15,434	$15,492	$15,542	$15,583
Customer Relationships	$(1,942)	$(1,945)	$(1,945)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)	$(1,946)
Prepaid Assets	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839	$1,839
Deposits	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501	$9,501
Current Deferred Tax Asset	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Renewable Energy Credit Asset	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755	$26,755
Other Current Assets	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690	$4,690
Total Current Assets	$204,560	$206,873	$210,784	$212,483	$215,939	$222,397	$226,636	$232,803	$237,989	$243,612	$254,700	$266,894	$277,216	$280,192	$284,247	$284,954	$289,745	$296,511	$300,901	$307,705	$314,048	$319,504	$331,956	$347,284

Property, Plant, and Equipment	$4,671	$4,679	$4,692	$4,708	$4,729	$4,754	$4,783	$4,817	$4,854	$4,896	$4,942	$4,992	$5,046	$5,104	$5,167	$5,233	$5,304	$5,379	$5,458	$5,542	$5,629	$5,721	$5,817	$5,917

Balance Sheet	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Joint Venture Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fair Value of Derivative Assets	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24	$24
Customer Acquisition Costs	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Relationships	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Asset	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100
Goodwill	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343
Other Long-Term Assets	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668	$2,668
Total Assets	$349,366	$351,688	$355,611	$357,327	$360,804	$367,286	$371,555	$377,756	$382,979	$388,643	$399,777	$412,021	$422,397	$425,432	$429,549	$430,323	$435,184	$442,026	$446,495	$453,382	$459,812	$465,360	$477,908	$493,336

Accounts Payable	$28,150	$27,317	$24,759	$20,383	$18,384	$18,433	$16,463	$17,630	$17,472	$18,000	$22,887	$26,856	$31,490	$29,994	$25,904	$19,874	$18,676	$18,546	$16,432	$17,636	$18,176	$18,073	$23,330	$29,286
Accounts Payable - Affiliates	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079	$1,079
Accrued Liabilities	$11,616	$11,233	$11,283	$11,279	$11,295	$11,213	$11,481	$11,150	$11,512	$11,186	$11,984	$11,740	$11,622	$11,338	$11,459	$11,359	$11,307	$11,357	$11,533	$11,191	$11,542	$10,891	$11,854	$11,512
Renewable Energy Credit Liability	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761	$11,761
Fair Value of Derivative Liabilities	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861	$13,861
Senior Credit Facility - Working Capital	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000	$82,000
Senior Credit Facility - Acquisition/Bridge Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Seller Finance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current Deferred Tax Liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Current Liabilities	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58
Total Current Liabilities	$148,524	$147,309	$144,800	$140,421	$138,438	$138,404	$136,702	$137,538	$137,742	$137,944	$143,630	$147,355	$151,870	$150,090	$146,122	$139,992	$138,741	$138,662	$136,724	$137,585	$138,476	$137,722	$143,943	$149,556

Fair Value of Derivative Liabilities	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877	$877
Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Credit Facility - Acquisition Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde and other Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Balance Sheet	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Non-current deferred tax liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Sub-Debt	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Long-Term Liabilities	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Total Liabilities	$149,401	$148,186	$145,678	$141,298	$139,315	$139,281	$137,580	$138,415	$138,620	$138,822	$144,507	$148,232	$152,747	$150,968	$146,999	$140,869	$139,618	$139,539	$137,601	$138,462	$139,354	$138,599	$144,820	$150,433
Member’s Equity	$114,306	$117,843	$124,275	$130,370	$135,830	$142,346	$148,317	$153,682	$158,700	$164,163	$169,612	$178,131	$183,991	$188,806	$196,891	$203,796	$209,908	$216,828	$223,235	$229,261	$234,800	$241,102	$247,429	$257,244
Preferred Stock	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065
Treasury Shares	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)
Equity Adjustments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Equity	$199,965	$203,502	$209,933	$216,029	$221,488	$228,005	$233,975	$239,340	$244,359	$249,822	$255,270	$263,789	$269,650	$274,464	$282,549	$289,454	$295,566	$302,487	$308,894	$314,920	$320,458	$326,761	$333,087	$342,902

Total Liabilities and Stockholders’ Equity	$349,366	$351,688	$355,611	$357,327	$360,804	$367,286	$371,555	$377,756	$382,979	$388,643	$399,777	$412,021	$422,397	$425,432	$429,549	$430,323	$435,184	$442,026	$446,495	$453,382	$459,812	$465,360	$477,908	$493,336
Cash Flow Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Net Income	$(27,567)	$10,726	$10,069	$9,932	$(806)	$9,959	$6,422	$9,628	$1,963	$7,636	$3,487	$4,805	$2,033	$2,400	$5,166	$4,359	$3,749	$5,154	$4,366	$4,078	$4,573	$4,857	$5,367	$6,501

Depreciation & Amortization Expense	$1,153	$1,151	$1,032	$777	$624	$594	$588	$604	$624	$637	$1,142	$1,182	$1,209	$1,231	$1,260	$1,286	$1,281	$1,011	$1,032	$1,046	$1,069	$1,089	$1,106	$1,130
Income from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distributions from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(Inc)/Dec in Restricted Cash	$(0)	$1,000	$693	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Accounts Receivable	$1,960	$3,194	$11,002	$10,039	$9,907	$(2,517)	$(8,562)	$1,456	$3,711	$8,301	$(5,502)	$(13,209)	$(9,092)	$2,073	$9,338	$10,559	$4,386	$(4,531)	$(6,710)	$198	$6,233	$4,697	$(6,168)	$(14,152)
(Inc)/Dec in Accounts Receivable - Affiliates	$(590)	$1,247	$(58)	$103	$1,603	$(1,077)	$109	$77	$471	$272	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Inventory	$1,368	$1,488	$993	$(369)	$(590)	$(408)	$(291)	$(589)	$(224)	$(369)	$(3,426)	$1,670	$1,911	$2,054	$1,187	$(1,071)	$(1,067)	$(1,106)	$(1,135)	$(1,122)	$(1,082)	$(1,154)	$916	$1,670
(Inc)/Dec in Fair Value of Derivative Assets	$730	$787	$72	$(43)	$3	$(338)	$127	$(34)	$163	$(1,168)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Prepaid Assets	$231	$422	$(1,792)	$275	$295	$239	$215	$(254)	$186	$430	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deposits	$(8,627)	$(2,447)	$7,543	$878	$462	$4,653	$(1,675)	$(261)	$1,811	$(1,297)	$26	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Renewable Energy Credit Asset	$(2,718)	$1,072	$1,020	$(3,043)	$(1,604)	$7,841	$(870)	$(535)	$(1,785)	$(1,884)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Current Assets	$596	$(65)	$(107)	$379	$2	$(438)	$171	$449	$(249)	$565	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
(Inc)/Dec in Fair Value of Derivative Assets	$570	$95	$1	$—	$—	$(198)	$99	$98	$0	$(24)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deferred Tax Asset	$(3,248)	$1,678	$—	$(2,744)	$—	$4,118	$—	$—	$1,963	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Long-Term Assets	$106	$106	$106	$106	$95	$104	$106	$103	$112	$108	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accounts Payable	$(11,235)	$(9,312)	$(4,278)	$(4,197)	$(3,059)	$3,605	$2,179	$(2,590)	$(1,528)	$(2,726)	$633	$4,464	$2,624	$(2,850)	$(1,755)	$(3,705)	$(1,601)	$(93)	$185	$(813)	$590	$(282)	$4,028	$4,844
Inc/(Dec) in Accounts Payable - Affiliates	$599	$(324)	$(168)	$241	$(69)	$288	$327	$(217)	$120	$17	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accrued Liabilities	$321	$439	$252	$(575)	$(1,997)	$2,465	$285	$108	$2,150	$704	$1	$381	$77	$(343)	$(16)	$(28)	$90	$(231)	$316	$(253)	$224	$(209)	$(37)	$509
Inc/(Dec) in Renewable Energy Credit Liability	$1,055	$926	$1,404	$840	$882	$(8,295)	$1,692	$38	$908	$(332)	$(1,080)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$29,715	$(6,930)	$(1,598)	$(5,035)	$1,589	$(12,753)	$3,138	$(8,673)	$(2,089)	$363	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$3,097	$210	$(1,402)	$(397)	$(485)	$(1,309)	$(15)	$(338)	$(626)	$(574)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Other Long-Term Liabilities	$(107)	$(96)	$(55)	$(82)	$—	$64	$0	$(6)	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Payment of Provider/Major Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Other Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Seller Finance/Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided by Operating Activities	$(12,590)	$5,368	$24,729	$7,086	$6,853	$6,597	$4,046	$(932)	$7,679	$10,661	$(4,719)	$(708)	$(1,237)	$4,565	$15,180	$11,399	$6,838	$203	$(1,946)	$3,134	$11,607	$8,998	$5,211	$502

Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Acquisition Costs	$(312)	$(580)	$(881)	$(565)	$(497)	$(428)	$(418)	$(613)	$(666)	$(755)	$(1,236)	$(1,236)	$(1,046)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)
Investment in Joint Ventures	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Property, Plant, and Equipment	$(67)	$(87)	$(219)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)
Net Cash Used in Investing Activities	$(379)	$(667)	$(1,100)	$(815)	$(747)	$(678)	$(668)	$(863)	$(916)	$(1,005)	$(1,486)	$(1,486)	$(1,296)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)

Cash Flow Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24

(Repayments)/ Borrowings on Working Capital Line	$(2,000)	$9,000	$4,000	$—	$(1,000)	$(5,000)	$3,000	$(8,000)	$5,000	$(5,000)	$(3,000)	$(5,000)	$7,000	$(2,000)	$—	$(5,000)	$—	$(5,000)	$—	$—	$—	$—	$(5,000)	$—
(Repayments)/ Borrowings on Acquisition Line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repayments)/ Borrowings on Subdebt line	$5,000	$—	$(10,000)	$—	$—	$(10,000)	$(5,000)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from (Redemptions/ Repurchases of) Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from Equity Issuance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from / (Repayments of) Bond Issue	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repurchases of Stock)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Dividends and Corresponding Distributions	$—	$—	$(6,499)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TRA Payments and Corresponding Distributions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided/(Used) by Financing Activities	$3,000	$9,000	$(12,499)	$—	$(1,000)	$(15,000)	$(2,000)	$(8,000)	$5,000	$(5,000)	$(3,000)	$(5,000)	$7,000	$(2,000)	$—	$(5,000)	$—	$(5,000)	$—	$—	$—	$—	$(5,000)	$—

Cash and Cash Equivalents - Beginning of Period	$33,658	$23,582	$35,762	$45,162	$51,227	$56,409	$47,059	$46,131	$36,522	$45,137	$47,397	$38,192	$30,997	$35,465	$36,738	$50,626	$55,734	$61,281	$55,192	$51,955	$53,797	$64,113	$71,819	$70,738
Change in Cash and Cash Equivalents	$(9,969)	$13,700	$11,130	$6,271	$5,106	$(9,081)	$1,378	$(9,796)	$11,763	$4,656	$(9,205)	$(7,194)	$4,468	$1,273	$13,888	$5,108	$5,547	$(6,089)	$(3,237)	$1,842	$10,316	$7,706	$(1,081)	$(790)
Cash and Cash Equivalents - End of Period	$23,689	$37,282	$46,892	$51,433	$56,333	$47,327	$48,437	$36,336	$48,284	$49,793	$38,192	$30,997	$35,465	$36,738	$50,626	$55,734	$61,281	$55,192	$51,955	$53,797	$64,113	$71,819	$70,738	$69,948
Cash Flow Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Net Income	$4,107	$3,537	$6,431	$6,095	$5,460	$6,516	$5,970	$5,365	$5,018	$5,463	$5,449	$8,519	$5,861	$4,814	$8,085	$6,905	$6,112	$6,920	$6,407	$6,026	$5,539	$6,303	$6,326	$9,815

Depreciation & Amortization Expense	$1,165	$1,174	$1,183	$1,207	$1,234	$1,264	$1,294	$1,317	$1,337	$1,333	$1,308	$1,305	$1,309	$1,314	$1,318	$1,323	$1,327	$1,332	$1,336	$1,341	$1,345	$1,350	$1,354	$1,359
Income from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distributions from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(Inc)/Dec in Restricted Cash	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
(Inc)/Dec in Accounts Receivable	$(11,836)	$2,061	$11,612	$11,664	$3,093	$(3,189)	$(7,215)	$(871)	$8,829	$4,492	$(8,945)	$(14,076)	$(15,020)	$2,388	$14,107	$12,439	$3,366	$(2,695)	$(7,427)	$(677)	$9,671	$4,037	$(8,438)	$(16,114)
(Inc)/Dec in Accounts Receivable - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Inventory	$1,911	$2,054	$2,018	$1,717	$1,791	$1,866	$1,916	$1,890	$1,816	$1,945	$2,251	$2,756	$(22,020)	$2,054	$2,018	$1,717	$1,791	$1,866	$1,916	$1,890	$1,816	$1,945	$2,251	$2,756
(Inc)/Dec in Fair Value of Derivative Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Prepaid Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Renewable Energy Credit Asset	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Current Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Fair Value of Derivative Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deferred Tax Asset	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Long-Term Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accounts Payable	$2,060	$(833)	$(2,558)	$(4,376)	$(1,999)	$49	$(1,970)	$1,167	$(158)	$528	$4,887	$3,969	$4,634	$(1,496)	$(4,090)	$(6,031)	$(1,198)	$(129)	$(2,114)	$1,204	$540	$(103)	$5,257	$5,956
Inc/(Dec) in Accounts Payable - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accrued Liabilities	$16	$(382)	$50	$(4)	$16	$(83)	$268	$(331)	$363	$(326)	$798	$(244)	$(119)	$(284)	$121	$(99)	$(53)	$50	$176	$(342)	$351	$(651)	$963	$(343)
Inc/(Dec) in Renewable Energy Credit Liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Other Long-Term Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Provider/Major Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Payment of Other Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Seller Finance/Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided by Operating Activities	$(2,576)	$7,611	$18,736	$16,304	$9,595	$6,423	$264	$8,536	$17,205	$13,435	$5,748	$2,228	$(25,355)	$8,790	$21,560	$16,254	$11,346	$7,345	$294	$9,441	$19,263	$12,880	$7,714	$3,429
Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Acquisition Costs	$(1,254)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,254)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)
Investment in Joint Ventures	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Property, Plant, and Equipment	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)
Net Cash Used in Investing Activities	$(1,504)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,504)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)

(Repayments)/ Borrowings on Working Capital Line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repayments)/ Borrowings on Acquisition Line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repayments)/ Borrowings on Subdebt line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from (Redemptions/ Repurchases of) Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from Equity Issuance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from / (Repayments of) Bond Issue	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repurchases of Stock)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Dividends and Corresponding Distributions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TRA Payments and Corresponding Distributions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided/(Used) by Financing Activities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash and Cash Equivalents - Beginning of Period	$69,948	$65,869	$71,980	$89,216	$104,020	$112,116	$117,039	$115,802	$122,838	$138,543	$150,478	$154,727	$155,455	$128,596	$135,887	$155,947	$170,701	$180,547	$186,392	$185,186	$193,126	$210,889	$222,270	$228,484
Change in Cash and Cash Equivalents	$(4,080)	$6,111	$17,236	$14,804	$8,095	$4,923	$(1,236)	$7,036	$15,705	$11,935	$4,248	$729	$(26,859)	$7,290	$20,060	$14,754	$9,846	$5,845	$(1,206)	$7,941	$17,763	$11,381	$6,214	$1,929
Cash and Cash Equivalents - End of Period	$ 65,869	$71,980	$89,216	$104,020	$112,116	$117,039	$115,802	$122,838	$138,543	$150,478	$154,727	$155,455	$128,596	$135,887	$155,947	$170,701	$180,547	$186,392	$185,186	$193,126	$210,889	$222,270	$228,484	$230,413

Final Projections
Adjusted EBITDA Reconciliation	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Net Income	$(27,567)	$10,726	$10,069	$9,932	$(806)	$9,959	$6,422	$9,628	$1,963	$7,636	$(1,716)	$4,834	$2,055	$2,422	$5,187	$4,380	$3,765	$5,170	$4,382	$4,094	$4,589	$4,874	$5,383	$6,517
Add:
Depreciation and Amortization	$1,153	$1,151	$1,032	$777	$624	$594	$588	$604	$624	$637	$657	$1,152	$1,180	$1,201	$1,231	$1,256	$1,252	$981	$1,002	$1,017	$1,039	$1,059	$1,076	$1,101
Interest Expense	$940	$881	$876	$820	$821	$807	$763	$755	$715	$710	$622	$564	$560	$591	$582	$582	$555	$555	$543	$543	$543	$543	$533	$510
Income Tax Expense	$—	$—	$(1,996)	$—	$—	$5,240	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
EBITDA	$(25,473)	$12,758	$9,981	$11,529	$638	$16,600	$7,773	$10,988	$3,301	$8,983	$(437)	$6,551	$3,795	$4,214	$7,000	$6,219	$5,572	$6,706	$5,927	$5,653	$6,171	$6,475	$6,992	$8,128
Less:
Net gains (losses) on Derivative Instruments	$(39,129)	$(749)	$(2,891)	$138	$(6,394)	$5,589	$(4,974)	$3,008	$(5,026)	$(815)	$(8,748)
Net cash settlements on Derivative Instruments	$7,732	$6,588	$5,818	$5,336	$5,288	$5,906	$4,389	$5,768	$4,942	$4,676	$4,245
Customer Acquisition Costs	$312	$580	$881	$565	$497	$428	$418	$613	$666	$755	$530	$1,236	$1,046	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042
Add:
Non-Cash Compensation Expense	$279	$202	$204	$213	$226	$160	$170	$170	$160	$161	$177
Non-Recurring Items	$—	$—	$—	$—	$—	$—		$—	$—	$—	$—
Adjusted EBITDA	$5,891	$6,542	$6,377	$5,702	$1,474	$4,837	$8,110	$1,768	$2,879	$4,529	$3,713	$5,315	$2,749	$3,172	$5,959	$5,177	$4,530	$5,665	$4,886	$4,612	$5,130	$5,434	$5,950	$7,086
Adjusted EBITDA Reconciliation	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Net Income	$3,129	$2,678	$5,501	$5,271	$4,580	$5,497	$4,795	$4,272	$4,104	$4,654	$4,580	$7,462	$4,262	$3,416	$6,619	$5,668	$4,842	$5,469	$4,779	$4,503	$4,240	$5,105	$5,005	$8,122
Add:
Depreciation and Amortization	$1,136	$1,144	$1,153	$1,177	$1,205	$1,234	$1,265	$1,287	$1,307	$1,303	$1,308	$1,305	$1,309	$1,314	$1,318	$1,323	$1,327	$1,332	$1,336	$1,341	$1,345	$1,350	$1,354	$1,359
Interest Expense	$520	$520	$520	$520	$510	$510	$520	$520	$520	$520	$510	$510	$520	$520	$520	$520	$510	$510	$520	$520	$520	$520	$510	$510
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
EBITDA	$4,785	$4,343	$7,174	$6,969	$6,295	$7,241	$6,580	$6,079	$5,932	$6,477	$6,399	$9,277	$6,091	$5,250	$8,457	$7,510	$6,680	$7,311	$6,635	$6,364	$6,105	$6,975	$6,869	$9,991
Less:
Net gains (losses) on Derivative Instruments
Net cash settlements on Derivative Instruments
Customer Acquisition Costs	$1,254	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,254	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250	$1,250
Add:
Non-Cash Compensation Expense
Non-Recurring Items
Adjusted EBITDA	$3,531	$ 3,093	$5,924	$5,719	$5,045	$5,991	$5,330	$4,829	$4,682	$5,227	$5,149	$8,027	$4,837	$4,000	$7,207	$6,261	$5,430	$6,061	$5,385	$5,114	$4,855	$5,725	$5,619	$8,741

Income Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Total Revenues	$47,751	$42,199	$41,902	$30,532	$26,949	$33,918	$39,614	$38,264	$32,360	$29,975	$32,073	$46,194	$50,959	$43,731	$38,958	$31,458	$31,250	$34,578	$40,955	$39,217	$32,687	$31,421	$36,328	$49,566
Retail Cost of Revenues	$67,350	$24,329	$25,761	$13,577	$20,768	$11,582	$26,311	$21,921	$22,817	$15,813	$25,904	$34,081	$41,526	$34,222	$26,678	$19,988	$20,337	$22,761	$29,601	$28,389	$21,118	$19,757	$24,184	$35,777
General & Administrative Expense	$5,874	$5,134	$6,217	$5,428	$5,539	$5,746	$5,531	$5,355	$6,250	$5,179	$6,612	$5,561	$5,639	$5,295	$5,279	$5,251	$5,341	$5,110	$5,426	$5,174	$5,398	$5,189	$5,152	$5,661
Depreciation & Amortization Expense	$1,153	$1,151	$1,032	$777	$624	$594	$588	$604	$624	$637	$657	$1,152	$1,180	$1,201	$1,231	$1,256	$1,252	$981	$1,002	$1,017	$1,039	$1,059	$1,076	$1,101
Operating Income	$(26,627)	$11,585	$8,892	$10,751	$18	$15,997	$7,185	$10,384	$2,669	$8,347	$(1,099)	$5,399	$2,615	$3,013	$5,769	$4,962	$4,320	$5,725	$4,925	$4,636	$5,132	$5,416	$5,916	$7,027
Interest Expense	$940	$881	$876	$820	$821	$807	$763	$755	$715	$710	$622	$564	$560	$591	$582	$582	$555	$555	$543	$543	$543	$543	$533	$510
Interest and Other Income	$0	$22	$57	$1	$(4)	$9	$0	$(0)	$9	$(0)	$5	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Income Before Income Tax Expense	$ (27,567)	$10,726	$8,074	$9,932	$(806)	$15,199	$6,422	$9,628	$1,963	$7,636	$(1,716)	$4,834	$2,055	$2,422	$5,187	$4,380	$3,765	$5,170	$4,382	$4,094	$4,589	$4,874	$5,383	$6,517
Income Tax Expense	$—	$—	$(1,996)			$5,240
Net Income	$ (27,567)	$10,726	$10,069	$9,932	$(806)	$9,959	$6,422	$9,628	$1,963	$7,636	$(1,716)	$4,834	$2,055	$2,422	$5,187	$4,380	$3,765	$5,170	$4,382	$4,094	$4,589	$4,874	$5,383	$6,517
Income Tax Expense - SEI and Distribution	$298	$310	$315	$324	$337	$343	$353	$362	$376	$392	$428	$509	$565	$559	$558	$557	$566	$568	$571	$574	$577	$579	$585	$604
Preferred Dividend Taxes	$1,143	$—	$—	$1,224	$—	$—	$1,270	$—	$—	$1,303	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—
Preferred Dividends	$2,376	$—	$—	$2,544	$—	$—	$2,640	$—	$—	$2,709	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—
Net Income After Taxes	$(31,384)	$10,417	$9,754	$5,841	$(1,143)	$9,615	$2,160	$9,266	$1,587	$3,233	$(2,144)	$4,325	$(2,550)	$1,863	$4,630	$(217)	$3,199	$4,602	$(228)	$3,520	$4,013	$254	$4,798	$5,913
EPS - Diluted (assumes full conversion)	$(0.88)	$0.29	$0.27	$0.16	$(0.03)	$0.27	$0.06	$0.26	$0.04	$0.09	$(0.06)	$0.12	$(0.07)	$0.05	$0.13	$(0.01)	$0.09	$0.13	$(0.01)	$0.10	$0.11	$0.01	$0.13	$0.16
Income Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Total Revenues	$ 54,652	$47,763	$41,430	$33,362	$33,000	$36,393	$43,007	$40,851	$33,863	$32,848	$38,776	$53,191	$59,595	$51,855	$44,631	$35,402	$34,557	$38,147	$45,135	$42,626	$35,034	$34,157	$40,619	$56,020
Retail Cost of Revenues	$44,190	$38,125	$28,911	$21,052	$21,348	$23,877	$30,885	$29,561	$22,358	$21,123	$26,331	$38,112	$47,821	$41,205	$30,653	$22,471	$22,509	$25,418	$32,905	$31,010	$23,325	$22,229	$27,834	$40,456
General & Administrative Expense	$5,677	$5,295	$5,345	$5,341	$5,357	$5,274	$5,542	$5,211	$5,574	$5,248	$6,046	$5,802	$5,683	$5,399	$5,520	$5,421	$5,368	$5,419	$5,595	$5,252	$5,604	$4,952	$5,916	$5,573
Depreciation & Amortization Expense	$1,136	$1,144	$1,153	$1,177	$1,205	$1,234	$1,265	$1,287	$1,307	$1,303	$1,308	$1,305	$1,309	$1,314	$1,318	$1,323	$1,327	$1,332	$1,336	$1,341	$1,345	$1,350	$1,354	$1,359
Operating Income	$3,649	$3,199	$6,021	$5,791	$5,090	$6,007	$5,315	$4,792	$4,624	$5,174	$5,091	$7,973	$4,782	$3,936	$7,139	$6,188	$5,353	$5,979	$5,299	$5,023	$4,760	$5,625	$5,515	$8,632
Interest Expense	$520	$520	$520	$520	$510	$510	$520	$520	$520	$520	$510	$510	$520	$520	$520	$520	$510	$510	$520	$520	$520	$520	$510	$510
Interest and Other Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Income Before Income Tax Expense	$3,129	$2,678	$5,501	$5,271	$4,580	$5,497	$4,795	$4,272	$4,104	$4,654	$4,580	$7,462	$4,262	$3,416	$6,619	$5,668	$4,842	$5,469	$4,779	$4,503	$4,240	$5,105	$5,005	$8,122
Income Tax Expense
Net Income	$3,129	$2,678	$5,501	$5,271	$4,580	$5,497	$4,795	$4,272	$4,104	$4,654	$4,580	$7,462	$4,262	$3,416	$6,619	$5,668	$4,842	$5,469	$4,779	$4,503	$4,240	$5,105	$5,005	$8,122

Income Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Income Tax Expense - SEI and Distribution	$649	$649	$649	$649	$650	$650	$650	$650	$649	$649	$651	$653	$846	$846	$846	$846	$847	$848	$848	$848	$847	$847	$849	$851
Preferred Dividend Taxes	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—	$1,312	$—	$—
Preferred Dividends	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—	$2,728	$—	$—
Net Income After Taxes	$(1,559)	$2,030	$4,852	$583	$3,931	$4,846	$105	$3,622	$3,455	$(35)	$3,930	$6,809	$(625)	$2,570	$5,772	$781	$3,995	$4,620	$(109)	$3,655	$3,392	$218	$4,156	$7,271
EPS - Diluted (assumes full conversion)	$(0.04)	$0.06	$0.13	$0.02	$0.11	$0.13	$0.00	$0.10	$0.09	$(0.00)	$0.11	$0.19	$(0.02)	$0.07	$0.16	$0.02	$0.11	$0.13	$(0.00)	$0.10	$0.09	$0.01	$0.11	$0.20
Balance Sheet	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Cash and Cash Equivalents	$23,582	$35,762	$45,162	$51,227	$56,409	$47,059	$46,131	$36,522	$45,137	$47,397	$45,200	$31,896	$34,758	$36,023	$49,904	$55,004	$60,537	$54,435	$51,184	$53,013	$63,316	$71,009	$69,915	$69,112
Restricted Cash	$1,693	$693	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accounts Receivable	$79,505	$76,311	$65,309	$55,270	$45,363	$47,880	$56,442	$54,986	$51,275	$42,975	$50,441	$65,712	$76,401	$74,328	$64,989	$54,431	$50,045	$54,576	$61,286	$61,088	$54,854	$50,158	$56,325	$70,478
Accounts Receivable - Affiliates	$7,045	$5,798	$5,856	$5,753	$4,149	$5,227	$5,117	$5,040	$4,569	$4,296	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421
Inventory	$3,037	$1,549	$556	$925	$1,515	$1,923	$2,214	$2,803	$3,027	$3,396	$3,256	$5,152	$3,241	$1,187	$—	$1,071	$2,138	$3,244	$4,378	$5,501	$6,583	$7,738	$6,822	$5,152
Fair Value of Derivative Assets	$902	$115	$43	$86	$84	$421	$295	$329	$166	$1,334	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306
Customer Acquisition Costs	$3,649	$3,898	$4,283	$4,444	$4,535	$4,629	$4,683	$4,975	$5,005	$5,151	$5,248	$7,708	$8,169	$8,604	$9,009	$9,387	$9,740	$10,073	$10,384	$10,679	$10,952	$11,204	$11,438	$11,647
Customer Relationships	$1,871	$1,221	$704	$432	$363	$350	$346	$342	$342	$342	$342	$172	$(166)	$(504)	$(841)	$(1,179)	$(1,487)	$(1,506)	$(1,524)	$(1,542)	$(1,560)	$(1,578)	$(1,597)	$(1,615)
Prepaid Assets	$1,855	$1,433	$3,225	$2,950	$2,655	$2,416	$2,201	$2,455	$2,270	$1,839	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052
Deposits	$19,195	$21,642	$14,099	$13,221	$12,759	$8,105	$9,781	$10,041	$8,230	$9,527	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640
Current Deferred Tax Asset	$—	$—	$—	$—	$—	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Renewable Energy Credit Asset	$26,969	$25,897	$24,877	$27,920	$29,523	$21,682	$22,551	$23,087	$24,871	$26,755	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532
Other Current Assets	$5,398	$5,463	$5,570	$5,191	$5,189	$5,627	$5,456	$5,007	$5,255	$4,690	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941
Total Current Assets	$174,702	$179,782	$169,685	$167,419	$162,544	$145,319	$155,218	$145,586	$150,147	$147,703	$152,379	$158,531	$170,295	$167,530	$170,952	$166,605	$168,864	$168,713	$173,600	$176,631	$182,037	$186,421	$190,796	$202,665

Property, Plant, and Equipment	$4,665	$4,640	$4,686	$4,736	$4,765	$4,723	$4,672	$4,766	$4,758	$4,729	$4,752	$4,744	$4,736	$4,729	$4,723	$4,717	$4,713	$4,708	$4,705	$4,702	$4,700	$4,699	$4,698	$4,698
Joint Venture Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fair Value of Derivative Assets	$96	$1	$—	$—	$—	$198	$99	$0	$—	$24	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104
Customer Acquisition Costs	$1,575	$1,594	$1,756	$1,793	$1,807	$1,730	$1,669	$1,552	$1,729	$1,857	$1,780	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Relationships	$453	$424	$396	$367	$339	$310	$282	$253	$225	$196	$168	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Asset	$22,115	$20,437	$20,437	$23,181	$23,181	$19,063	$19,063	$19,063	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100
Goodwill	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343
Other Long-Term Assets	$3,615	$3,508	$3,402	$3,296	$3,201	$3,097	$2,990	$2,887	$2,775	$2,668	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567
Total Assets	$327,562	$330,729	$320,705	$321,135	$316,180	$294,783	$304,336	$294,451	$297,077	$294,620	$299,192	$303,389	$315,145	$312,373	$315,789	$311,436	$313,690	$313,535	$318,419	$321,447	$326,851	$331,234	$335,607	$347,477

Balance Sheet	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Accounts Payable	$41,729	$32,417	$28,139	$23,942	$20,882	$24,487	$26,666	$24,076	$22,548	$19,823	$23,711	$26,029	$28,653	$25,803	$24,047	$20,343	$18,742	$18,648	$18,833	$18,020	$18,610	$18,328	$22,356	$27,200
Accounts Payable - Affiliates	$864	$541	$373	$614	$545	$833	$1,160	$943	$1,062	$1,079	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136
Accrued Liabilities	$7,286	$7,724	$7,977	$7,402	$5,405	$7,870	$8,155	$8,263	$10,413	$11,117	$13,061	$12,010	$12,088	$11,744	$11,728	$11,700	$11,790	$11,559	$11,875	$11,623	$11,847	$11,638	$11,601	$12,110
Renewable Energy Credit Liability	$14,778	$15,703	$17,107	$17,948	$18,830	$10,535	$12,227	$12,265	$13,173	$12,841	$12,525	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620
Fair Value of Derivative Liabilities	$45,847	$38,917	$37,319	$32,284	$33,874	$21,121	$24,259	$15,586	$13,497	$13,861	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804
Senior Credit Facility - Working Capital	$98,000	$107,000	$111,000	$111,000	$110,000	$105,000	$108,000	$100,000	$105,000	$100,000	$97,000	$95,000	$102,000	$100,000	$100,000	$95,000	$95,000	$90,000	$90,000	$90,000	$90,000	$90,000	$85,000	$85,000
Senior Credit Facility - Acquisition/ Bridge Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Seller Finance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current Deferred Tax Liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Current Liabilities	$215	$119	$82	$—	$—	$64	$65	$59	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58
Total Current Liabilities	$208,718	$202,421	$201,998	$193,190	$189,536	$169,910	$180,531	$161,193	$165,752	$158,779	$165,295	$164,658	$174,359	$169,165	$167,394	$158,661	$157,150	$151,826	$152,327	$151,261	$152,075	$151,585	$150,575	$155,928
Fair Value of Derivative Liabilities	$5,813	$6,023	$4,621	$4,224	$3,738	$2,429	$2,415	$2,077	$1,451	$877	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489
Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Credit Facility - Acquisition Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde and other Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Non-current deferred tax liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Sub-Debt	$25,000	$25,000	$15,000	$15,000	$15,000	$5,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Long-Term Liabilities	$18	$18	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Total Liabilities	$239,549	$233,461	$221,618	$212,414	$208,275	$177,339	$182,946	$163,269	$167,203	$159,656	$165,784	$165,147	$174,848	$169,654	$167,883	$159,150	$157,639	$152,315	$152,816	$151,750	$152,564	$152,074	$151,064	$156,417
Member’s Equity	$2,539	$11,793	$13,612	$23,151	$22,335	$31,873	$35,750	$45,542	$44,235	$49,305	$47,749	$52,584	$54,639	$57,060	$62,247	$66,628	$70,392	$75,562	$79,945	$84,038	$88,628	$93,501	$98,884	$105,401
Preferred Stock	$87,880	$87,880	$87,880	$87,976	$87,976	$87,976	$88,045	$88,045	$88,045	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065
Treasury Shares	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)
Equity Adjustments	$—	$—	$—	$—	$—	$—		$—	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Equity	$88,013	$97,268	$99,086	$108,721	$107,905	$117,444	$121,390	$131,182	$129,875	$134,964	$133,408	$138,242	$140,297	$142,719	$147,906	$152,286	$156,051	$161,221	$165,603	$169,697	$174,287	$179,160	$184,543	$191,060
Total Liabilities and Stockholders’ Equity	$327,562	$330,729	$320,705	$321,135	$316,180	$294,783	$304,336	$294,451	$297,077	$294,620	$299,192	$303,389	$315,145	$312,373	$315,789	$311,436	$313,690	$313,535	$318,419	$321,447	$326,851	$331,234	$335,607	$347,477

Balance Sheet	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Cash and Cash Equivalents	$65,019	$70,596	$86,020	$97,090	$101,444	$102,505	$97,199	$100,091	$111,722	$119,528	$121,647	$120,363	$116,498	$122,491	$140,143	$150,671	$156,372	$157,965	$152,286	$155,672	$168,943	$175,837	$179,554	$179,049
Restricted Cash	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accounts Receivable	$81,319	$78,904	$67,313	$55,741	$52,622	$55,652	$62,681	$63,561	$54,965	$50,663	$59,534	$73,481	$87,839	$85,350	$71,353	$59,115	$55,766	$58,288	$65,510	$66,207	$56,830	$52,983	$61,262	$77,031
Accounts Receivable - Affiliates	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421	$4,421
Inventory	$3,241	$1,187	$—	$1,071	$2,138	$3,244	$4,378	$5,501	$6,583	$7,738	$6,822	$5,152	$3,241	$1,187	$—	$1,071	$2,138	$3,244	$4,378	$5,501	$6,583	$7,738	$6,822	$5,152
Fair Value of Derivative Assets	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306	$306
Customer Acquisition Costs	$12,029	$12,379	$12,713	$13,020	$13,294	$13,535	$13,741	$13,920	$14,075	$14,230	$14,376	$14,521	$14,661	$14,789	$14,908	$15,018	$15,120	$15,213	$15,297	$15,373	$15,440	$15,498	$15,548	$15,589
Customer Relationships	$(1,633)	$(1,636)	$(1,636)	$(1,636)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)	$(1,637)
Prepaid Assets	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052	$2,052
Deposits	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640	$10,640
Current Deferred Tax Asset	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Renewable Energy Credit Asset	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532	$25,532
Other Current Assets	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941	$4,941
Total Current Assets	$207,866	$209,322	$212,302	$213,176	$215,753	$221,191	$224,255	$229,329	$233,600	$238,414	$248,634	$259,771	$268,494	$270,072	$272,660	$272,130	$275,651	$280,966	$283,727	$289,008	$294,051	$298,311	$309,440	$323,076

Property, Plant, and Equipment	$4,702	$4,711	$4,723	$4,740	$4,761	$4,786	$4,815	$4,848	$4,886	$4,927	$4,973	$5,023	$5,077	$5,136	$5,198	$5,265	$5,336	$5,411	$5,490	$5,573	$5,661	$5,752	$5,848	$5,948
Joint Venture Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fair Value of Derivative Assets	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104	$104
Customer Acquisition Costs	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Relationships	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Asset	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100	$17,100
Goodwill	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343	$120,343
Other Long-Term Assets	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567	$2,567
Total Assets	$352,682	$354,146	$357,138	$358,030	$360,627	$366,090	$369,183	$374,290	$378,599	$383,455	$393,721	$404,908	$413,685	$415,321	$417,971	$417,509	$421,100	$426,490	$429,331	$434,695	$439,826	$444,177	$455,402	$469,138

Accounts Payable	$29,260	$28,427	$25,869	$21,493	$19,494	$19,543	$17,573	$18,740	$18,582	$19,110	$23,997	$27,966	$32,600	$31,104	$27,015	$20,984	$19,786	$19,656	$17,542	$18,746	$19,286	$19,183	$24,440	$30,396
Accounts Payable - Affiliates	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136	$1,136
Accrued Liabilities	$12,126	$11,744	$11,794	$11,790	$11,806	$11,723	$11,992	$11,660	$12,023	$11,697	$12,495	$12,251	$12,132	$11,849	$11,970	$11,870	$11,817	$11,868	$12,044	$11,701	$12,053	$11,402	$12,365	$12,022
Renewable Energy Credit Liability	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620	$12,620
Fair Value of Derivative Liabilities	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804	$17,804

Balance Sheet	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Senior Credit Facility - Working Capital	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000
Senior Credit Facility - Acquisition/ Bridge Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Seller Finance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current Deferred Tax Liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Current Liabilities	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58	$58
Total Current Liabilities	$158,004	$156,790	$154,281	$149,902	$147,919	$147,885	$146,183	$147,019	$147,223	$147,425	$153,110	$156,836	$161,351	$159,571	$155,603	$149,472	$148,222	$148,142	$146,204	$147,066	$147,957	$147,203	$153,424	$159,037

Fair Value of Derivative Liabilities	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489	$489
Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Credit Facility - Acquisition Tranche	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Earnout - Verde and other Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Non-current deferred tax liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Sub-Debt	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Long-Term Liabilities	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)	$(0)
Total Liabilities	$158,493	$157,278	$154,770	$150,391	$148,408	$148,374	$146,672	$147,508	$147,712	$147,914	$153,599	$157,324	$161,840	$160,060	$156,091	$149,961	$148,710	$148,631	$146,693	$147,555	$148,446	$147,692	$153,913	$159,526

Member’s Equity	$108,530	$111,209	$116,710	$121,981	$126,561	$132,058	$136,852	$141,124	$145,229	$149,882	$154,463	$161,925	$166,187	$169,603	$176,221	$181,889	$186,731	$192,200	$196,979	$201,481	$205,721	$210,826	$215,831	$223,953
Preferred Stock	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065	$88,065
Treasury Shares	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)	$(2,406)
Equity Adjustments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Equity	$194,189	$196,867	$202,368	$207,639	$212,220	$217,716	$222,511	$226,783	$230,887	$235,541	$240,121	$247,584	$251,845	$255,261	$261,880	$267,547	$272,390	$277,858	$282,637	$287,140	$291,380	$296,485	$301,490	$309,612
Total Liabilities and Stockholders’ Equity	$352,682	$354,146	$357,138	$358,030	$360,627	$366,090	$369,183	$374,290	$378,599	$383,455	$393,721	$404,908	$413,685	$415,321	$417,971	$417,509	$421,100	$426,490	$429,331	$434,695	$439,826	$444,177	$455,402	$469,138

Cash Flow Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Net Income	$(27,567)	$10,726	$10,069	$9,932	$(806)	$9,959	$6,422	$9,628	$1,963	$7,636	$(1,716)	$4,834	$2,055	$2,422	$5,187	$4,380	$3,765	$5,170	$4,382	$4,094	$4,589	$4,874	$5,383	$6,517

Depreciation & Amortization Expense	$1,153	$1,151	$1,032	$777	$624	$594	$588	$604	$624	$637	$657	$1,152	$1,180	$1,201	$1,231	$1,256	$1,252	$981	$1,002	$1,017	$1,039	$1,059	$1,076	$1,101
Income from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distributions from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(Inc)/Dec in Restricted Cash	$(0)	$1,000	$693	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Accounts Receivable	$1,960	$3,194	$11,002	$10,039	$9,907	$(2,517)	$(8,562)	$1,456	$3,711	$8,301	$(7,466)	$(15,271)	$(10,690)	$2,073	$9,338	$10,559	$4,386	$(4,531)	$(6,710)	$198	$6,233	$4,697	$(6,168)	$(14,152)
(Inc)/Dec in Accounts Receivable - Affiliates	$(590)	$1,247	$(58)	$103	$1,603	$(1,077)	$109	$77	$471	$272	$(125)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Inventory	$1,368	$1,488	$993	$(369)	$(590)	$(408)	$(291)	$(589)	$(224)	$(369)	$141	$(1,896)	$1,911	$2,054	$1,187	$(1,071)	$(1,067)	$(1,106)	$(1,135)	$(1,122)	$(1,082)	$(1,154)	$916	$1,670
(Inc)/Dec in Fair Value of Derivative Assets	$730	$787	$72	$(43)	$3	$(338)	$127	$(34)	$163	$(1,168)	$1,028	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Prepaid Assets	$231	$422	$(1,792)	$275	$295	$239	$215	$(254)	$186	$430	$(213)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deposits	$(8,627)	$(2,447)	$7,543	$878	$462	$4,653	$(1,675)	(261)	$1,811	$(1,297)	$(1,113)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Renewable Energy Credit Asset	$(2,718)	$1,072	$1,020	$(3,043)	$(1,604)	$7,841	$(870)	$(535)	$(1,785)	$(1,884)	$1,223	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Current Assets	$596	$(65)	$(107)	$379	$2	$(438)	$171	$449	$(249)	$565	$(251)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Fair Value of Derivative Assets	$570	$95	$1	$—	$—	$(198)	$99	$98	$0	$(24)	$(80)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deferred Tax Asset	$(3,248)	$1,678	$—	$(2,744)	$—	$4,118	$—	$—	$1,963	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Long-Term Assets	$106	$106	$106	$106	$95	$104	$106	$103	$112	$108	$101	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accounts Payable	$(11,235)	$(9,312)	$(4,278)	$(4,197)	$(3,059)	$3,605	$2,179	$(2,590)	$(1,528)	$(2,726)	$3,888	$2,318	$2,624	$(2,850)	$(1,755)	$(3,705)	$(1,601)	$(93)	$185	$(813)	$590	$(282)	$4,028	$4,844
Inc/(Dec) in Accounts Payable - Affiliates	$599	$(324)	$(168)	$241	$(69)	$288	$327	$(217)	$120	$17	$58	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accrued Liabilities	$321	$439	$252	$(575)	$(1,997)	$2,465	$285	$108	$2,150	$704	$1,944	$(1,051)	$77	$(343)	$(16)	$(28)	$90	$(231)	$316	$(253)	$224	$(209)	$(37)	$509
Inc/(Dec) in Renewable Energy Credit Liability	$1,055	$926	$1,404	$840	$882	$(8,295)	$1,692	$38	$908	$(332)	$(316)	$95	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$29,715	$(6,930)	$(1,598)	$(5,035)	$1,589	$(12,753)	$3,138	$(8,673)	$(2,089)	$363	$3,943	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$3,097	$210	$(1,402)	$(397)	$(485)	$(1,309)	$(15)	$(338)	$(626)	$(574)	$(388)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
Inc/(Dec) in Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Other Long-Term Liabilities	$(107)	$(96)	$(55)	$(82)	$—	$64	$0	$(6)	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Payment of Provider/Major Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Other Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Seller Finance/Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided by Operating Activities	$(12,590)	$5,368	$24,729	$7,086	$6,853	$6,597	$4,046	$(932)	$7,679	$10,661	$1,316	$(9,818)	$(2,843)	$4,557	$15,172	$11,392	$6,825	$190	$(1,959)	$3,121	$11,594	$8,984	$5,198	$489

Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Acquisition Costs	$(312)	$(580)	$(881)	$(565)	$(497)	$(428)	$(418)	$(613)	$(666)	$(755)	$(530)	$(1,236)	$(1,046)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)	$(1,042)
Investment in Joint Ventures	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Property, Plant, and Equipment	$(67)	$(87)	$(219)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)
Net Cash Used in Investing Activities	$(379)	$(667)	$(1,100)	$(815)	$(747)	$(678)	$(668)	$(863)	$(916)	$(1,005)	$(780)	$(1,486)	$(1,296)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)	$(1,292)

(Repayments)/ Borrowings on Working Capital Line	$(2,000)	$9,000	$4,000	$—	$(1,000)	$(5,000)	$3,000	$(8,000)	$5,000	$(5,000)	$(3,000)	$(2,000)	$7,000	$(2,000)	$—	$(5,000)	$—	$(5,000)	$—	$—	$—	$—	$(5,000)	$—
(Repayments)/ Borrowings on Acquisition Line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repayments)/ Borrowings on Subdebt line	$5,000	$—	$(10,000)	$—	$—	$(10,000)	$(5,000)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from (Redemptions/ Repurchases of) Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from Equity Issuance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from / (Repayments of) Bond Issue	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repurchases of Stock)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Dividends and Corresponding Distributions	$—	$—	$(6,499)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24
TRA Payments and Corresponding Distributions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided/(Used) by Financing Activities	$3,000	$9,000	$(12,499)	$—	$(1,000)	$(15,000)	$(2,000)	$(8,000)	$5,000	$(5,000)	$(3,000)	$(2,000)	$7,000	$(2,000)	$—	$(5,000)	$—	$(5,000)	$—	$—	$—	$—	$(5,000)	$—

Cash and Cash Equivalents - Beginning of Period	$33,658	$23,582	$35,762	$45,162	$51,227	$56,409	$47,059	$46,131	$36,522	$45,137	$47,397	$45,200	$31,896	$34,758	$36,023	$49,904	$55,004	$60,537	$54,435	$51,184	$53,013	$63,316	$71,009	$69,915
Change in Cash and Cash Equivalents	$(9,969)	$13,700	$11,130	$6,271	$5,106	$(9,081)	$1,378	$(9,796)	$11,763	$4,656	$(2,465)	$(13,304)	$2,862	$1,265	$13,880	$5,100	$5,533	$(6,102)	$(3,251)	$1,829	$10,303	$7,693	$(1,094)	$(803)
Cash and Cash Equivalents - End of Period	$23,689	$37,282	$46,892	$51,433	$56,333	$47,327	$48,437	$36,336	$48,284	$49,793	$44,932	$31,896	$34,758	$36,023	$49,904	$55,004	$60,537	$54,435	$51,184	$53,013	$63,316	$71,009	$69,915	$69,112
Cash Flow Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Net Income	$3,129	$2,678	$5,501	$5,271	$4,580	$5,497	$4,795	$4,272	$4,104	$4,654	$4,580	$7,462	$4,262	$3,416	$6,619	$5,668	$4,842	$5,469	$4,779	$4,503	$4,240	$5,105	$5,005	$8,122

Depreciation & Amortization Expense	$1,136	$1,144	$1,153	$1,177	$1,205	$1,234	$1,265	$1,287	$1,307	$1,303	$1,308	$1,305	$1,309	$1,314	$1,318	$1,323	$1,327	$1,332	$1,336	$1,341	$1,345	$1,350	$1,354	$1,359
Income from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distributions from Investments	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(Inc)/Dec in Restricted Cash	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Accounts Receivable	$(10,842)	$2,415	$11,591	$11,572	$3,119	$(3,030)	$(7,029)	$(880)	$8,596	$4,302	$(8,871)	$(13,946)	$(14,358)	$2,488	$13,997	$12,238	$3,349	$(2,523)	$(7,222)	$(697)	$9,377	$3,847	$(8,279)	$(15,770)
(Inc)/Dec in Accounts Receivable - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Inventory	$1,911	$2,054	$1,187	$(1,071)	$(1,067)	$(1,106)	$(1,135)	$(1,122)	$(1,082)	$(1,154)	$916	$1,670	$1,911	$2,054	$1,187	$(1,071)	$(1,067)	$(1,106)	$(1,135)	$(1,122)	$(1,082)	$(1,154)	$916	$1,670
(Inc)/Dec in Fair Value of Derivative Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Prepaid Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Renewable Energy Credit Asset	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Current Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Fair Value of Derivative Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
(Inc)/Dec in Deferred Tax Asset	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Inc)/Dec in Other Long-Term Assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accounts Payable	$2,060	$(833)	$(2,558)	$(4,376)	$(1,999)	$49	$(1,970)	$1,167	$(158)	$528	$4,887	$3,969	$4,634	$(1,496)	$(4,090)	$(6,031)	$(1,198)	$(129)	$(2,114)	$1,204	$540	$(103)	$5,257	$5,956
Inc/(Dec) in Accounts Payable - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Accrued Liabilities	$16	$(382)	$50	$(4)	$16	$(83)	$268	$(331)	$363	$(326)	$798	$(244)	$(119)	$(284)	$121	$(99)	$(53)	$50	$176	$(342)	$351	$(651)	$963	$(343)
Inc/(Dec) in Renewable Energy Credit Liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Fair Value of Derivative Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Major	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Verde	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Earnout - Other	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Payable on Tax Receivable Agreement	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Inc/(Dec) in Other Long-Term Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Payment of Provider/Major Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Other Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Payment of Verde Seller Finance/ Earnout	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided by Operating Activities	$(2,589)	$7,077	$16,924	$12,570	$5,854	$2,561	$(3,805)	$4,392	$13,130	$9,306	$3,618	$216	$(2,361)	$7,493	$19,152	$12,028	$7,201	$3,093	$(4,179)	$4,886	$14,771	$8,394	$5,217	$995

Acquisitions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Acquisition Costs	$(1,254)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,254)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)	$(1,250)
Investment in Joint Ventures	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash Flow Statement	Jan-25	Feb-25	Mar-25	Apr-25	May-25	Jun-25	Jul-25	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Jan-26	Feb-26	Mar-26	Apr-26	May-26	Jun-26	Jul-26	Aug-26	Sep-26	Oct-26	Nov-26	Dec-26
Property, Plant, and Equipment	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)	$(250)
Net Cash Used in Investing Activities	$(1,504)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,504)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)

(Repayments)/ Borrowings on Working Capital Line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repayments)/ Borrowings on Acquisition Line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repayments)/ Borrowings on Subdebt line	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from (Redemptions/ Repurchases of) Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from Equity Issuance	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Proceeds from/ (Repayments of) Bond Issue	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(Repurchases of Stock)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Dividends and Corresponding Distributions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
TRA Payments and Corresponding Distributions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Cash Provided/(Used) by Financing Activities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Cash and Cash Equivalents - Beginning of Period	$69,112	$65,019	$70,596	$86,020	$97,090	$101,444	$102,505	$97,199	$100,091	$111,722	$119,528	$121,647	$120,363	$116,498	$122,491	$140,143	$150,671	$156,372	$157,965	$152,286	$155,672	$168,943	$175,837	$179,554
Change in Cash and Cash Equivalents	$(4,093)	$5,577	$15,424	$11,070	$4,354	$1,061	$(5,305)	$2,892	$11,630	$7,807	$2,119	$(1,284)	$(3,865)	$5,993	$17,652	$10,528	$5,701	$1,593	$(5,679)	$3,386	$13,271	$6,894	$3,717	$(505)
Cash and Cash Equivalents - End of Period	$65,019	$70,596	$86,020	$97,090	$101,444	$102,505	$97,199	$100,091	$111,722	$119,528	$121,647	$120,363	$116,498	$122,491	$140,143	$150,671	$156,372	$157,965	$152,286	$155,672	$168,943	$175,837	$179,554	$179,049

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION, MARCH 19, 2024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VIA2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29794-S83218 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIA RENEWABLES, INC.

The Board of Directors recommends you vote "FOR" all of the following items.	**For**	**Against**	**Abstain**
1. Approval of the Agreement and Plan of Merger, dated as of December 29, 2023, by and among the Company, Retailco, LLC and NuRetailco LLC.	☐	☐	☐
2. Approval, on a non-binding, advisory basis, of compensation that may become payable to the Company's named executive officers in connection with the Merger.	☐	☐	☐
3. Approval of the adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Company Shareholder Approval and the Majority of the Minority Shareholder Approval.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

V29795-S83218

VIA RENEWABLES, INC.
Special Meeting of Shareholders
[TBD], 2024 [TBD] AM/PM CT
This proxy is solicited by the Via Renewables, Inc. Board of Directors

The shareholder(s) hereby appoint(s) Mike Barajas and Paul Konikowski, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of VIA RENEWABLES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders of Via Renewables, Inc. to be held on [TBD], 2024 at [TBD] AM/PM CT, and at any adjournment or postponement thereof. You will be able to participate in the Special Meeting online, vote shares electronically and submit questions during the meeting by visiting [TBD]. There is no physical location for the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the board of directors of Via Renewables, Inc.

Continued and to be signed on reverse side